As filed with the Securities and Exchange Commission on August 28, 2012

File No. 033-65137

File No. 811-07455

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

Under the SECURITIES ACT OF 1933 Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 56	☒

and/or

REGISTRATION STATEMENT

Under the INVESTMENT COMPANY ACT OF 1940	☐
Amendment No. 57	☒

(Check appropriate box or boxes)

Virtus Opportunities Trust

(Exact Name of Registrant as Specified in Charter)

Area Code and Telephone Number: (800) 243-1574

101 Munson Street

Greenfield, Massachusetts 01301

(Address of Principal Executive Offices)

Kevin J. Carr, Esq.

Counsel

Virtus Investment Partners, Inc.

100 Pearl St.

Hartford, Connecticut 06103

(Name and Address of Agent for Service)

Copies of All Correspondence to:

David Mahaffey, Esq.

Sullivan & Worcester LLP

1666 K Street, N.W.

Washington, D.C. 20006

It is proposed that this filing will become effective (check appropriate box):

☒	immediately upon filing pursuant to paragraph (b)
☐	on pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on or at such later date as the Commission shall order pursuant to paragraph (a)(2)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

This Post-Effective Amendment consists of the following:

1.	Facing Sheet of the Registration Statement

2.	Prospectus for Virtus Emerging Markets Debt Fund, Virtus Emerging Markets Equity Income Fund, Virtus Herzfeld Fund, Virtus International Small-Cap Fund and Virtus Wealth Masters Fund

3.	Part B Statement of Additional Information

4.	Part C

5.	Signature Page

This Post-Effective Amendment is being filed for the sole purpose of completing the registration process for the five new funds named above.

Part A of Registrant’s Post-Effective Amendment No. 51 to its registration statement filed on January 27, 2012 is incorporated by reference herein and this Post-Effective Amendment No. 56 is being filed for the sole purpose of completing the registration process for of Virtus Emerging Markets Debt Fund, Virtus Emerging Markets Equity Income Fund, Virtus Herzfeld Fund, Virtus International Small-Cap Fund and Virtus Wealth Masters Fund.

PROSPECTUS

TICKER SYMBOL BY CLASS
FUND	A	B	C	I	T
Virtus Emerging Markets Debt Fund	VEDAX		VEDCX	VIEDX

Virtus Emerging Markets Equity Income Fund	VEIAX		VEICX	VEIIX

Virtus Herzfeld Fund	VHFAX		VHFCX	VHFIX

Virtus International Small-Cap Fund	VISAX		VCISX	VIISX

Virtus Wealth Masters Fund	VWMAX		VWMCX	VWMIX

TRUST NAME:	August 28, 2012
VIRTUS OPPORTUNITIES TRUST

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. This prospectus contains important information that you should know before investing in Virtus mutual funds. Please read it carefully and retain it for future reference.	Not FDIC Insured No Bank Guarantee May Lose Value

Virtus Mutual Funds

Virtus Emerging Markets Debt Fund

Investment Objective

The fund has an investment objective of seeking total return from current income and capital appreciation.

Fees and Expenses

The tables below illustrate all fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and under “Sales Charges” on page      of the fund’s prospectus and “Alternative Purchase Arrangements” on page      of the fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A		Class C		Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	3.75%		None		None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	0.50%	(a)	1.00%	(b)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A		Class C		Class I
Management Fees	0.75%		0.75%		0.75%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%		1.00%		None
Other Expenses(c)	0.60%		0.60%		0.60%
Total Annual Fund Operating Expenses	1.60%		2.35%		1.35%
Less: Expense Reimbursement(d)	(0.25)%		(0.25)%		(0.25)%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.35%		2.10%		1.10%

(a)	Generally, Class A Shares are not subject to any charges by the Fund when redeemed; however, a contingent deferred sales charge may be imposed on certain redemptions within 18 months on exchanges from a Virtus non-money market fund into a Virtus money market fund and purchases on which a finder’s fee has been paid. The 18-month period begins on the last day of the month preceding the month in which the purchase was made.

(b)	The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(c)	Estimated for current fiscal year.

(d)	The fund’s investment adviser has contractually agreed to limit the fund’s total operating expenses (excluding interest, taxes and extraordinary expenses) so that such expenses do not exceed 1.35% for Class A Shares, 2.10% for Class C Shares and 1.10% for Class I Shares through September 30, 2013. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed under these arrangements for a period of three years following the fiscal year in which such reimbursement occurred.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same and that the expense reimbursement arrangement remains in place only for the period indicated. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Year
Class A	Sold or Held	$507	$837
Class C	Sold	$313	$710
	Held	$213	$710
Class I	Sold or Held	$112	$403

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance.

Virtus Emerging Markets Debt Fund	1

Investments, Risks and Performance

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its assets in fixed income (debt) securities issued by governments, government-related entities and corporations located in emerging market countries. The fund may invest without limit in high yield debt securities and related investments rated below investment grade (that is, securities not rated Baa/BBB or above by at least one nationally recognized statistical rating organization (“NRSRO”), or, if unrated, determined to be of comparable credit quality by the subadviser). Below investment grade securities are commonly referred to as “junk bonds.” These investments include, but are not limited to, instruments designed to restructure outstanding emerging market debt such as participations in loans between governments and financial institutions. The fund manages duration utilizing a duration neutral strategy. Under normal circumstances, the fund’s average duration is maintained at a level similar to that of its benchmark, the JP Morgan Emerging Markets Bond Index (EMBI) Global Diversified. As of June 30, 2012, the modified adjusted duration of the JP Morgan EMBI Global Diversified was 7.24 years. The fund is a non-diversified portfolio.

The fund intends to invest in at least three emerging market countries, which are countries that, at the time of investment, are represented in the JP Morgan Emerging Markets Bond Index Global Diversified or categorized by the World Bank in its annual categorization as middle- or low-income. In determining “location” of an issuer, the subadviser primarily relies on the country where the issuer is incorporated. However, the country of risk is ultimately determined based on analysis of the following criteria: actual building address (domicile), primary exchange on which the security is traded and country in which the greatest percentage of company revenue is generated. This evaluation is conducted so as to determine that the issuer’s assets are exposed to the economic fortunes and risks of the designated country.

Principal Risks

The fund may not achieve its objective, and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. The principal risks of investing in the fund are:

>

Credit Risk. The risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline.

>

Emerging Market Investing Risk. The risk that prices of emerging markets securities will be more volatile, or will be more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.

>	Foreign Investing Risk. The risk that the prices of foreign securities may be more volatile than those of their domestic counterparts.

>

Geographic Concentration Risk. The risk that events negatively affecting the fiscal stability of a particular country or region in which the fund focuses will cause the value of the fund’s shares to decrease, perhaps significantly. To the extent the fund concentrates its assets in a particular country or region, the fund is more vulnerable to financial, economic or other political developments in that country or region as compared to a fund that does not concentrate holdings in a particular country or region.

>

High Yield-High Risk Fixed Income Securities (Junk Bonds) Risk. The risk that the issuers of high yield-high risk securities in the fund’s portfolio will default, that the prices of such securities will be volatile, and that the securities will not be liquid.

>	Interest Rate Risk. The risk that when interest rates rise, the values of the fund’s debt securities, especially those with longer maturities, will fall.

>	Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at a time and price beneficial to the fund.

>

Loan Participation Risk. The risk that there may not be a readily available market for loan participation interests and, in some cases, the fund may have to dispose of such securities at a substantial discount from face value. Loan participations also involve the credit risk associated with the underlying corporate borrower.

>

Market Volatility Risk. The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

>

Non-Diversification Risk. The risk that the fund will be more susceptible to factors negatively impacting the securities in its portfolio to the extent that each such security represents a significant portion of the fund’s assets.

>

Unrated Fixed Income Securities Risk. The risk that the subadviser will be unable to accurately assess the quality of an unrated fixed income security, so that the fund invests in a security with greater risk than intended.

2	Virtus Emerging Markets Debt Fund

>

U.S. Government Securities Risk. The risk that U.S. Government securities in the fund’s portfolio will be subject to price fluctuations, or that an agency or instrumentality will default on an obligation not backed by the full faith and credit of the United States.

Performance Information

The fund has not had a full calendar year of operations; therefore, performance information is not shown.

Management

The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).

The fund’s subadviser is Newfleet Asset Management, LLC (“Newfleet”), an affiliate of VIA.

Portfolio Management

>	David L. Albrycht, CFA, Chief Investment Officer – Multi-Sector Fixed Income Strategies at Newfleet. Mr. Albrycht has been Portfolio Manager since inception in September 2012.

>	Stephen H. Hooker, CFA, Director of Foreign Research at Newfleet. Mr. Hooker has been Portfolio Manager since inception in September 2012.

>	Daniel P. Senecal, CFA, Managing Director of Credit Research at Newfleet. Mr. Senecal has been Portfolio Manager since inception in September 2012.

Purchase and Sale of Fund Shares

Purchase Minimums (except Class I Shares)
Minimum Initial Purchase	$2,500
Individual Retirement Accounts (IRAs), systematic purchase or systematic exchange accounts	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
Minimum Additional Purchase	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum

For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.

In general, you can buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial advisor.

Taxes

The fund’s distributions are taxable to you either as ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s Web site for more information.

Virtus Emerging Markets Debt Fund	3

Virtus Emerging Markets Equity Income Fund

Investment Objective

The fund has an investment objective of seeking capital appreciation and income.

Fees and Expenses

The tables below illustrate all fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and under “Sales Charges” on page      of the fund’s prospectus and “Alternative Purchase Arrangements” on page      of the fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A		Class C		Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%		None		None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	1.00%	(a)	1.00%	(b)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A		Class C		Class I
Management Fees	1.05%		1.05%		1.05%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%		1.00%		None
Other Expenses(c)	0.90%		0.90%		0.90%
Total Annual Fund Operating Expenses	2.20%		2.95%		1.95%
Less: Expense Reimbursement(d)	(0.45)%		(0.45)%		(0.45)%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.75%		2.50%		1.50%

(a)	Generally, Class A Shares are not subject to any charges by the Fund when redeemed; however, a contingent deferred sales charge may be imposed on certain redemptions within 18 months on exchanges from a Virtus non-money market fund into a Virtus money market fund and purchases on which a finder’s fee has been paid. The 18-month period begins on the last day of the month preceding the month in which the purchase was made.

(b)	The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(c)	Estimated for current fiscal year.

(d)	The fund’s investment adviser has contractually agreed to limit the fund’s total operating expenses (excluding interest, taxes and extraordinary expenses) so that such expenses do not exceed 1.75% for Class A Shares, 2.50% for Class C Shares and 1.50% for Class I Shares through September 30, 2013. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed under these arrangements for a period of three years following the fiscal year in which such reimbursement occurred.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same and that the expense reimbursement arrangement remains in place only for the period indicated. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Year
Class A	Sold or Held	$743	$1,183
Class C	Sold	$353	$870
	Held	$253	$870
Class I	Sold or Held	$153	$569

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance.

4	Virtus Emerging Markets Equity Income Fund

Investments, Risks and Performance

Principal Investment Strategies

This fund offers investors exposure to emerging markets. The securities chosen for inclusion in the fund are those that, in the opinion of the subadviser, are high quality companies that pay above average dividends, have above average dividend growth potential, strong balance sheets and cash flow and adhere to better corporate governance. Companies selected must have the financial strength to maintain and grow their dividend payout commitments. The process is focused on identifying companies that have chosen to generate high levels of cash flow and to pay a high proportion of it to their shareholders. It is the belief of the subadviser that those companies offer the best opportunity for capital appreciation as well as superior income generation.

Under normal circumstances, the fund invests at least 80% of its assets in equity securities of issuers located in emerging markets countries; such issuers may be of any capitalization. The equity securities in which the fund invests include common stocks, preferred stocks and American Depositary Receipts (ADRs). Emerging markets countries generally include every nation in the world except the U.S., Canada, Japan, Australia, New Zealand and most nations located in Western Europe. The fund intends to diversify its investments among countries and normally to have represented in the portfolio business activities of a number of different countries. In determining “location” of an issuer, the subadviser primarily relies on the country where the issuer is incorporated. However, the country of risk is ultimately determined based on analysis of the following criteria: actual building address (domicile), primary exchange on which the security is traded and country in which the greatest percentage of company revenue is generated. This evaluation is conducted so as to determine that the issuer’s assets are exposed to the economic fortunes and risks of the designated country.

Principal Risks

The fund may not achieve its objective, and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. The principal risks of investing in the fund are:

>

Emerging Market Investing Risk. The risk that prices of emerging markets securities will be more volatile, or will be more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.

>

Equity Securities Risk. The risk that events negatively affecting issuers, industries or financial markets in which the fund invests will impact the value of the stocks held by the fund and thus, the value of the fund’s shares over short or extended periods. Investments in smaller companies may be more volatile than investments in larger companies.

>	Foreign Investing Risk. The risk that the prices of foreign securities may be more volatile than those of their domestic counterparts.

>

Geographic Concentration Risk. The risk that events negatively affecting the fiscal stability of a particular country or region in which the fund focuses will cause the value of the fund’s shares to decrease, perhaps significantly. To the extent the fund concentrates its assets in a particular country or region, the fund is more vulnerable to financial, economic or other political developments in that country or region as compared to a fund that does not concentrate holdings in a particular country or region.

>

Market Volatility Risk. The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

Performance Information

The fund has not had a full calendar year of operations; therefore, performance information is not shown.

Management

The fund’s investment adviser is Virtus Investment Advisers, Inc.

The fund’s subadviser is Kleinwort Benson Investors International, Ltd. (“KBI”).

Portfolio Management

>	James Collery, Portfolio Manager—Dividend Plus Strategies at KBI. Mr. Collery has been Portfolio Manager since inception in September 2012.

>	David Hogarty, Head of Strategy Development—Dividend Plus Strategies at KBI. Mr. Hogarty has been Portfolio Manager since inception in September 2012.

Virtus Emerging Markets Equity Income Fund	5

>	Ian Madden, Portfolio Manager—Dividend Plus Strategies at KBI. Mr. Madden has been Portfolio Manager since inception in September 2012.

>	Gareth Maher, Head of Portfolio Management—Dividend Plus Strategies at KBI. Mr. Maher has been Portfolio Manager since inception in September 2012.

Purchase and Sale of Fund Shares

Purchase Minimums (except Class I Shares)
Minimum Initial Purchase	$2,500
Individual Retirement Accounts (IRAs), systematic purchase or systematic exchange accounts	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
Minimum Additional Purchase	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum

For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.

In general, you can buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial advisor.

Taxes

The fund’s distributions are taxable to you either as ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s Web site for more information.

6	Virtus Emerging Markets Equity Income Fund

Virtus Herzfeld Fund

Investment Objective

The fund has an investment objective of seeking capital appreciation and current income.

Fees and Expenses

The tables below illustrate all fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and under “Sales Charges” on page      of the fund’s prospectus and “Alternative Purchase Arrangements” on page      of the fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A		Class C		Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%		None		None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	1.00%	(a)	1.00%	(b)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A		Class C		Class I
Management Fees	1.00%		1.00%		1.00%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%		1.00%		None
Other Expenses(c)	0.61%		0.61%		0.61%
Acquired Fund Fees and Expenses(c)	0.98%		0.98%		0.98%
Total Annual Fund Operating Expenses	2.84%		3.59%		2.59%
Less: Expense Reimbursement(d)	(0.26)%		(0.26)%		(0.26)%
Total Annual Fund Operating Expenses After Expense Reimbursement	2.58%		3.33%		2.33%

(a)	Generally, Class A Shares are not subject to any charges by the Fund when redeemed; however, a contingent deferred sales charge may be imposed on certain redemptions within 18 months on exchanges from a Virtus non-money market fund into a Virtus money market fund and purchases on which a finder’s fee has been paid. The 18-month period begins on the last day of the month preceding the month in which the purchase was made.

(b)	The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(c)	Estimated for current fiscal year.

(d)	The fund’s investment adviser has contractually agreed to limit the fund’s total operating expenses (excluding interest, taxes, extraordinary expenses and acquired fund fees and expenses) so that such expenses do not exceed 1.60% for Class A Shares, 2.35% for Class C Shares and 1.35% for Class I Shares through September 30, 2013. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed under these arrangements for a period of three years following the fiscal year in which such reimbursement occurred.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same and that the expense reimbursement arrangement remains in place only for the period indicated. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Year
Class A	Sold or Held	$821	$1,381
Class C	Sold	$436	$1,076
	Held	$336	$1,076
Class I	Sold or Held	$236	$781

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance.

Virtus Herzfeld Fund	7

Investments, Risks and Performance

Principal Investment Strategies

Under normal circumstances, the fund invests in closed-end investment companies that primarily invest in equity and income-producing securities. The investment methodology utilizes a number of factors and consists of both a quantitative and qualitative approach to identify opportunities across the entire universe of closed-end funds. The overall investment philosophy is predicated on recognizing the recurring valuation patterns found in the closed-end fund industry and capitalizing on opportunities in a systematic manner. The strategy seeks to exploit the discount and premium spreads associated with closed-end funds. The fund may also allocate assets to other investment company structures, including exchange traded funds (ETFs), equity securities, including common and preferred stocks, cash, and/or short term cash equivalents.

The fund primarily invests in closed-end funds whose principal investments include one or more of the following:

Domestic Funds

•	Municipal Bond, Build America Bond, Government Bond, Corporate Bond, High Yield Bond

•

Equity—Sector Specific (such as Utilities, Real Estate, MLPs), Equity—Covered Call, Equity—General, Equity—Growth & Income, Equity—Dividend, Equity—Tax-Advantaged, Equity—Preferreds, Equity—Convertible Bond,

•	Loan Participation

•	Mortgage-Backed

•	Multi-Strategy

Non-U.S. Funds

•	Foreign Equity—Country Specific, Foreign Equity—Geographic Region, Global Equity—General, Global Equity—Growth & Income, Global Equity—Dividend,

•	Global Fixed Income

•	Global Multi-Strategy

The closed-end funds that invest in equity securities may or may not use a growth or value strategy and may include funds investing in securities of issuers of any market capitalization. Closed-end funds that invest in non-U.S issuers may include issuers in emerging markets. Closed-end funds that invest in fixed income securities may invest in securities of any credit quality, including below investment grade (so-called “junk bonds”).

Principal Risks

The fund may not achieve its objective, and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. In addition, you will also be subject to the risks associated with the principal investment strategies of the underlying investment companies in which the fund invests. The principal risk of investing in the fund is:

>

Fund of Funds Risk. The risk that the underlying funds in which the fund invests will expose the fund to negative performance and additional expenses associated with investment in such funds, and increased volatility.

The principal risks attributable to the underlying investment companies in which the fund invests are:

>

Closed-End Funds Risk. The risk that closed-end funds in which the fund invests will expose the fund to negative performance and additional expenses associated with investment in such funds, and increased volatility. Closed-end funds frequently trade at a discount from their net asset value, which may affect whether the fund will realize gain or loss upon its sale of the closed-end funds’ shares. Closed-end funds may employ leverage, which also subjects the closed-end fund to increased risks such as increased volatility.

>

Commodity Risk. The risk that investments in commodities or commodity-linked instruments will subject the fund’s portfolio to volatility that may also deviate from price movements in equity and fixed income securities.

>

Convertible Securities Risk. The fund’s investments in convertible securities subject the fund to the risks associated with both fixed-income securities and common stocks, in addition to the risk that a convertible security may be called for redemption at a time and price unfavorable to the fund.

>

Credit Risk. The risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline.

>

Derivatives Risk. The risk that the fund will incur a loss greater than the fund’s investment in, or will experience greater share price volatility as a result of investing in, a derivative contract. Derivatives may include, among other things, futures, options, forwards and swap agreements and may be used in order to hedge portfolio risks, create leverage and/or to attempt to increase yield.

>

Emerging Market Investing Risk. The risk that prices of emerging markets securities will be more volatile, or will be more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.

>

Equity-Linked Instruments Risk. The risk that, in addition to market risk and other risks of the referenced equity security, the fund may experience a return that is different from that of the referenced equity security.

8	Virtus Herzfeld Fund

Equity-linked instruments also subject the fund to counterparty risk, including the risk that the issuing entity may not be able to honor its financial commitment, which could result in a loss of all or part of the fund’s investment.

>

Equity REIT Securities Risk. The risk that the value of the fund’s shares will be negatively affected by changes in real estate values or economic conditions, credit risk and interest rate fluctuations, and changes in the value of the underlying real estate and defaults by borrowers.

>

Equity Securities Risk. The risk that events negatively affecting issuers, industries or financial markets in which the fund invests will impact the value of the stocks held by the fund and thus, the value of the fund’s shares over short or extended periods. Investments in smaller companies may be more volatile than investments in larger companies.

>

Exchange-Traded Funds (ETFs) Risk. The risk that the value of an ETF will be more volatile than the underlying portfolio of securities the ETF is designed to track, or that the costs to the fund of owning shares of the ETF will exceed those the fund would incur by investing in such securities directly.

>	Foreign Investing Risk. The risk that the prices of foreign securities may be more volatile than those of their domestic counterparts.

>

Geographic Concentration Risk. The risk that events negatively affecting the fiscal stability of a particular geographic location in which the fund focuses its investments will cause the value of the fund’s shares to decrease, perhaps significantly. To the extent the fund concentrates its assets in a particular country or region, the fund is more vulnerable to financial, economic or other political developments in that country or region as compared to a fund that does not concentrate holdings in a particular country or region.

>	Growth Stocks Risk. The risk that the fund will underperform when growth investing is out of favor or that the fund’s investments will not appreciate as anticipated.

>

High Yield-High Risk Fixed Income Securities Risk. The risk that the issuers of high yield-high risk securities in the fund’s portfolio will default, that the prices of such securities will be volatile, and that the securities will not be liquid.

>	Income Risk. The risk that income received from the fund will vary widely over the short- and long-term.

>

Industry/Sector Concentration Risk. The risk that events negatively affecting an industry or market sector in which a fund focuses its investments will cause the value of the fund’s shares to decrease, perhaps significantly.

>

Infrastructure Related Investment Risk. The risk that conditions negatively impacting the business or operations of the infrastructure companies in which the fund invests will cause the value of the fund’s shares to decrease.

>	Interest Rate Risk. The risk that when interest rates rise, the values of the fund’s debt securities, especially those with longer maturities, will fall.

>

Limited Number of Investments Risk. The risk that the fund’s portfolio will be more susceptible to factors adversely affecting issuers of securities in the fund’s portfolio than would a fund holding a greater number of securities.

>	Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and price beneficial to the fund.

>

Loan Participation Risk. The risk that there may not be a readily available market for loan participation interests and, in some cases, the fund may have to dispose of such securities at a substantial discount from face value. Loan participations also involve the credit risk associated with the underlying corporate borrower.

>

Market Volatility Risk. The value of the securities in which the fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

>

Master Limited Partnership (“MLP”) Risk. The risk that the fund’s investments in MLP units will be negatively impacted by tax law changes, regulatory developments or other factors affecting the MLP’s underlying assets.

Virtus Herzfeld Fund	9

>

Mortgage-Backed and Asset-Backed Securities Risk. The risk that the impairment of the value of collateral underlying a mortgage-backed or asset-backed security, such as due to non-payment of loans, will result in a reduction in the value of such security.

>	Municipal Bond Market Risk. The risk that events negatively impacting a particular municipal security, or the municipal bond market in general, will cause the fund’s investments to decrease in value.

>

Non-Diversification Risk. The risk that the fund will be more susceptible to factors negatively impacting the securities in its portfolio to the extent that each such security represents a significant portion of the fund’s assets.

>

Preferred Stock. The risk that a preferred stock will decline in price, or fail to pay dividends when expected, because the issuer experiences a decline in its financial status, or that such stock may be illiquid.

>	Short Sales Risk. The risk that a fund may experience a loss if the price of a borrowed security increases between the date of a short sale and the date on which the fund replaces the security.

>	Tax-Exempt Securities Risk. The risk that tax-exempt securities may not provide a higher after-tax return than taxable securities.

>

Unrated Fixed Income Securities Risk. The risk that the subadviser will be unable to accurately assess the quality of an unrated fixed income security, so that the fund invests in a security with greater risk than intended.

>

U.S. Government Securities Risk. The risk that U.S. Government securities in the fund’s portfolio will be subject to price fluctuations, or that an agency or instrumentality will default on an obligation not backed by the full faith and credit of the United States.

>	Value Stocks Risk. The risk that the fund will underperform when value investing is out of favor or that the fund’s investments will not appreciate as anticipated.

Performance Information

The fund has not had a full calendar year of operations; therefore, performance information is not shown.

Management

The fund’s investment adviser is Virtus Investment Advisers, Inc.

The fund’s subadviser is Thomas J. Herzfeld Advisors, Inc. (“Herzfeld”).

Portfolio Management

>	Cecilia Gondor, Executive Vice President at Herzfeld. Ms. Gondor has been Portfolio Manager since inception in September 2012.

>	Erik Herzfeld, Managing Director at Herzfeld. Mr. Herzfeld has been Portfolio Manager since inception in September 2012.

>	Thomas J. Herzfeld, Chairman of Herzfeld. Mr. Herzfeld has been Portfolio Manager since inception in September 2012.

10	Virtus Herzfeld Fund

Purchase and Sale of Fund Shares

Purchase Minimums (except Class I Shares)
Minimum Initial Purchase	$2,500
Individual Retirement Accounts (IRAs), systematic purchase or systematic exchange accounts	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
Minimum Additional Purchase	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum

For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.

In general, you can buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial advisor.

Taxes

The fund’s distributions are taxable to you either as ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s Web site for more information.

Virtus Herzfeld Fund	11

Virtus International Small-Cap Fund

Investment Objective

The fund has an investment objective of capital appreciation.

Fees and Expenses

The tables below illustrate all fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and under “Sales Charges” on page     of the fund’s prospectus and “Alternative Purchase Arrangements” on page     of the fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A		Class C		Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%		None		None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	1.00%	(a)	1.00%	(b)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A		Class C		Class I
Management Fees	1.00%		1.00%		1.00%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%		1.00%		None
Other Expenses(c)	0.93%		0.93%		0.93%
Total Annual Fund Operating Expenses	2.18%		2.93%		1.93%
Less: Expense Reimbursement(d)	(0.58)%		(0.58)%		(0.58)%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.60%		2.35%		1.35%

(a)	Generally, Class A Shares are not subject to any charges by the Fund when redeemed; however, a contingent deferred sales charge may be imposed on certain redemptions within 18 months on exchanges from a Virtus non-money market fund into a Virtus money market fund and purchases on which a finder’s fee has been paid. The 18-month period begins on the last day of the month preceding the month in which the purchase was made.

(b)	The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(c)	Estimated for current fiscal year.

(d)	The fund’s investment adviser has contractually agreed to limit the fund’s total operating expenses (excluding interest, taxes and extraordinary expenses) so that such expenses do not exceed 1.60% for Class A Shares, 2.35% for Class C Shares and 1.35% for Class I Shares through September 30, 2013. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed under these arrangements for a period of three years following the fiscal year in which such reimbursement occurred.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same and that the expense reimbursement arrangement remains in place only for the period indicated. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Year
Class A	Sold or Held	$728	$1,165
Class C	Sold	$338	$852
	Held	$238	$852
Class I	Sold or Held	$137	$550

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance.

12	Virtus International Small-Cap Fund

Investments, Risks and Performance

Principal Investment Strategies

The fund pursues capital appreciation in the small-cap international arena. The fund invests in a select group of small-cap companies believed by the subadviser to be undervalued relative to their future market growth potential. The investment strategy emphasizes companies that the subadviser believes to have a sustainable competitive advantage, strong management and low financial risk and to be able to grow over market cycles.

Under normal circumstances, the fund invests at least 80% of its assets in equity securities of non-U.S. small capitalization companies. As of the date of the Prospectus, the fund’s subadviser considers small-capitalization companies to be those companies that, at the time of initial purchase, have market capitalizations of between $75 million and $5 billion. The fund intends to diversify its investments among countries and normally to have represented in the portfolio business activities of a number of different countries. In determining “location” of an issuer, the subadviser primarily relies on the country where the issuer is incorporated. However, the country of risk is ultimately determined based on analysis of the following criteria: actual building address (domicile), primary exchange on which the security is traded and country in which the greatest percentage of company revenue is generated. This evaluation is conducted so as to determine that the issuer’s assets are exposed to the economic fortunes and risks of the designated country. Equity securities in which the fund invests include common stocks, preferred stocks and American Depositary Receipts (ADRs). The fund may invest in emerging markets issuers. Generally, the fund invests in approximately 30-60 securities at any given time and invests in issuers in approximately 20 countries.

Principal Risks

The fund may not achieve its objective, and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. The principal risks of investing in the fund are:

>

Emerging Market Investing Risk. The risk that prices of emerging markets securities will be more volatile, or will be more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.

>

Equity Securities Risk. The risk that events negatively affecting issuers, industries or financial markets in which the fund invests will impact the value of the stocks held by the fund and thus, the value of the fund’s shares over short or extended periods. Investments in smaller companies may be more volatile than investments in larger companies.

>	Foreign Investing Risk. The risk that the prices of foreign securities may be more volatile than those of their domestic counterparts.

>

Limited Number of Investments Risk. The risk that the fund’s portfolio will be more susceptible to factors adversely affecting issuers of securities in the fund’s portfolio than would a fund holding a greater number of securities.

>

Market Volatility Risk. The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

>	Small Company Risk. The risk that the fund’s investments in small companies will be more volatile than investments in larger companies.

Performance Information

The fund has not had a full calendar year of operations; therefore, performance information is not shown.

Management

The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).

The fund’s subadviser is Kayne Anderson Rudnick Investment Management, LLC (“Kayne”), an affiliate of VIA.

Portfolio Management

>	Craig Stone, Senior Research Analyst at Kayne. Mr. Stone has been Portfolio Manager since inception in September 2012.

>	Craig Thrasher, CFA, Research Analyst at Kayne. Mr. Thrasher has been Portfolio Manager since inception in September 2012.

Virtus International Small-Cap Fund	13

Purchase and Sale of Fund Shares

Purchase Minimums (except Class I Shares)
Minimum Initial Purchase	$2,500
Individual Retirement Accounts (IRAs), systematic purchase or systematic exchange accounts	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
Minimum Additional Purchase	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum

For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.

In general, you can buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial advisor.

Taxes

The fund’s distributions are taxable to you either as ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s Web site for more information.

14	Virtus International Small-Cap Fund

Virtus Wealth Masters Fund

Investment Objective

The fund has an investment objective of seeking capital appreciation.

Fees and Expenses

The tables below illustrate all fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and under “Sales Charges” on page     of the fund’s prospectus and “Alternative Purchase Arrangements” on page     of the fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A		Class C		Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%		None		None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	1.00%	(a)	1.00%	(b)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A		Class C		Class I
Management Fees	0.85%		0.85%		0.85%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%		1.00%		None
Other Expenses(c)	0.58%		0.58%		0.58%
Total Annual Fund Operating Expenses	1.68%		2.43%		1.43%
Less: Expense Reimbursement(d)	(0.23)%		(0.23)%		(0.23)%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.45%		2.20%		1.20%

(a)	Generally, Class A Shares are not subject to any charges by the Fund when redeemed; however, a contingent deferred sales charge may be imposed on certain redemptions within 18 months on exchanges from a Virtus non-money market fund into a Virtus money market fund and purchases on which a finder’s fee has been paid. The 18-month period begins on the last day of the month preceding the month in which the purchase was made.

(b)	The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(c)	Estimated for current fiscal year.

(d)	The fund’s investment adviser has contractually agreed to limit the fund’s total operating expenses (excluding interest, taxes and extraordinary expenses) so that such expenses do not exceed 1.45% for Class A Shares, 2.20% for Class C Shares and 1.20% for Class I Shares through September 30, 2013. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed under these arrangements for a period of three years following the fiscal year in which such reimbursement occurred.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same and that the expense reimbursement arrangement remains in place only for the period indicated. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Year
Class A	Sold or Held	$714	$1,053
Class C	Sold	$323	$736
	Held	$223	$736
Class I	Sold or Held	$123	$430

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance.

Virtus Wealth Masters Fund	15

Investments, Risks and Performance

Principal Investment Strategies

The fund seeks to track the performance of the Horizon Kinetics ISE Wealth Index (Ticker: RCH), a public index maintained by Horizon Kinetics, LLC, the parent company of the fund’s subadviser, and published by International Securities Exchange, LLC. The index is composed of U.S.-listed companies and equity REITs managed by executives who are among the wealthiest individuals in the United States and, in many cases, have accumulated a substantial amount of their personal wealth through the companies that they manage. The issuers have market capitalizations, at time of addition to the index, in excess of $100 million (as of June 30, 2012). The fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the index, holding each stock in approximately the same proportion as its weighting in the index.

Principal Risks

The fund may not achieve its objective, and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. The principal risks of investing in the fund are:

>

Correlation to Index. The risk that the performance of the fund and its index may vary somewhat due to factors such as fund flows, transaction costs, sample selection, and timing differences associated with additions to and deletions from its index.

>

Equity REIT Securities Risk. The risk that the value of the fund’s shares will be negatively affected by changes in real estate values or economic conditions, credit risk and interest rate fluctuations, and changes in the value of the underlying real estate and defaults by borrowers.

>

Equity Securities Risk. The risk that events negatively affecting issuers, industries or financial markets in which the fund invests will impact the value of the stocks held by the fund and thus, the value of the fund’s shares over short or extended periods. Investments in smaller companies, including microcap companies may be more volatile than investments in larger companies.

>

Market Volatility Risk. The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

>

Sector Focused Investing Risk. The risk that events negatively affecting a particular market sector in which the fund focuses its investments will cause the value of the fund’s shares to decrease, perhaps significantly. To the extent the fund focuses its assets in a particular market sector, the fund is more vulnerable to conditions that negatively affect such market sector as compared to a fund that does not focus holdings in such securities.

Performance Information

The fund has not had a full calendar year of operations; therefore, performance information is not shown.

Management

The fund’s investment adviser is Virtus Investment Advisers, Inc.

The fund’s subadviser is Horizon Asset Management, LLC.

Portfolio Management

>	Murray Stahl, Portfolio Manager, Chairman and Chief Investment Officer at Horizon. Mr. Stahl has been Portfolio Manager since inception in September 2012.

>	Matthew Houk, Portfolio Manager and Research Analyst at Horizon. Mr. Houk has been Portfolio Manager since inception in September 2012.

16	Virtus Wealth Masters Fund

Purchase and Sale of Fund Shares

Purchase Minimums (except Class I Shares)
Minimum Initial Purchase	$2,500
Individual Retirement Accounts (IRAs), systematic purchase or systematic exchange accounts	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
Minimum Additional Purchase	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum

For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.

In general, you can buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial advisor.

Taxes

The fund’s distributions are taxable to you either as ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s Web site for more information.

Virtus Wealth Masters Fund	17

More Information About Fund Expenses

Virtus Investment Advisers, Inc. (“VIA”) has agreed to limit the total operating expenses (excluding interest, taxes, extraordinary expenses and acquired fund fees and expenses, if any) of the funds so that such expenses do not exceed, on an annualized basis, the amounts indicated in the following table.

	Class A Shares	Class C Shares	Class I Shares	Through Date	Type*
Virtus Emerging Markets Debt Fund	1.35%	2.10%	1.10%	September 30, 2013	C
Virtus Emerging Markets Equity Income Fund	1.75%	2.50%	1.50%	September 30, 2013	C
Virtus Herzfeld Fund	1.60%	2.35%	1.35%	September 30, 2013	C
Virtus International Small-Cap Fund	1.60%	2.35%	1.35%	September 30, 2013	C
Virtus Wealth Masters Fund	1.45%	2.20%	1.20%	September 30, 2013	C

* C=Contractual

Following the contractual period, VIA may discontinue these arrangements at any time. Under certain conditions, VIA may recapture operating expenses waived or reimbursed under these expense limitation arrangements for a period of three years following the end of the fiscal period in which such waiver or reimbursement occurred.

18	Virtus International Small-Cap Fund

More Information About Investment Objectives and Principal Investment Strategies

The investment objectives and principal strategies of each fund are described in this section. Each fund’s investment objective is non-fundamental. A non-fundamental investment objective may be changed by the Board of Trustees of that fund without shareholder approval. If a fund’s investment objective is changed, the prospectus will be supplemented to reflect the new investment objective and shareholders will be provided with at least 60 days advance notice of such change. There is no guarantee that a fund will achieve its objective.

Please see the statement of additional information (“SAI”) for additional information about the securities and investment strategies described in this prospectus and about additional securities and investment strategies that may be used by the funds.

Virtus Mutual Funds	19

Virtus Emerging Markets Debt Fund

Non-Fundamental Investment Objective:

The fund has an investment objective of seeking high total return from current income and capital appreciation.

Principal Investment Strategies:

Under normal circumstances, the fund invests at least 80% of its assets in fixed income (debt) securities issued by governments, government-related entities and corporations located in emerging market countries. These investments may be denominated in non-U.S. currencies or the U.S. dollar. The fund may invest without limit in high yield debt securities and related investments rated below investment grade (that is, securities not rated Baa/BBB or above by at least one nationally recognized statistical rating organization (“NRSRO”), or, if unrated, determined to be of comparable credit quality by the subadviser). Below investment grade securities are commonly referred to as “junk bonds.” These investments include, but are not limited to, instruments designed to restructure outstanding emerging market debt such as participations in loans between governments and financial institutions. The fund’s policy of investing 80% of its assets in emerging markets fixed income securities may be changed only upon 60 days’ written notice to shareholders.

The fund will invest in at least three emerging market countries, which are countries that, at the time of investment, are represented in the JP Morgan Emerging Markets Bond Index Global Diversified or categorized by the World Bank in its annual categorization as middle- or low-income. In determining “location” of an issuer, the subadviser primarily relies on the country where the issuer is incorporated. However, the country of risk is ultimately determined based on analysis of the following criteria: actual building address (domicile), primary exchange on which the security is traded and country in which the greatest percentage of company revenue is generated. This evaluation is conducted so as to determine that the issuer’s assets are exposed to the economic fortunes and risks of the designated country.

The principal investment types in which the fund may invest are:

•

Foreign government securities issued, guaranteed, or supported, as to the payment of principal and interest, by foreign governments, foreign government agencies, foreign semi-governmental entities or supranational entities, or debt instruments issued by entities organized and operated for the purpose of restructuring outstanding foreign government securities. Foreign government securities may not be supported as to the payment of principal and interest by the full faith and credit of the foreign government;

•

Investment-grade corporate debt, which is debt issued with credit ratings within the four highest rating categories of an NRSRO, or if unrated, those that the subadviser determines to be of comparable quality, including short-term securities; and

•	High yield debt instruments, including bank loans (which are generally floating-rate).

The portfolio managers utilize a combination of top-down and bottom-up analysis in its investment process. Country analysis and allocation are done top-down, while individual securities are selected using intensive bottom-up fundamental research in constructing a well diversified portfolio.

The team follows a strict sell discipline, in which securities are sold if they become overvalued, fundamentals change, or portfolio management considerations warrant.

The fund manages duration utilizing a duration neutral strategy. Duration measures the interest rate sensitivity of a fixed income security by assessing and weighting the present value of the security’s payment pattern. Generally the longer the maturity the greater the duration and, therefore, the greater effect interest rate changes have on the price of the security. Under normal circumstances, the fund’s average duration is maintained at a level similar to that of its benchmark, the JP Morgan Emerging Markets Bond Index (EMBI) Global Diversified. As of June 30, 2012, the modified adjusted duration of the JP Morgan EMBI Global Diversified was 7.24 years. Typically, for an index or fund maintaining a modified adjusted duration of 7.24 years, a one percent increase in interest rates would cause a 7.24% decrease in the value of the index’s or fund’s fixed income assets. Similarly, a one percent decrease in interest rates typically would cause the value of the index’s fixed income assets to increase by 7.24%.

The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

Temporary Defensive Strategy: If the subadviser does not believe that market conditions are favorable to the fund’s principal investment strategies, the fund may take temporary defensive positions that are inconsistent with its principal strategies by investing in cash or money market instruments, including, but not limited to, U.S. Government obligations maturing within one year from the date of purchase. When this allocation happens, the fund may not achieve its investment objective.

20	Virtus Emerging Markets Debt Fund

Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Investment Techniques” for other investment techniques of the fund.

Virtus Emerging Markets Debt Fund	21

Virtus Emerging Markets Equity Income Fund

Non-Fundamental Investment Objective:

The fund has an investment objective of seeking capital appreciation and income.

Principal Investment Strategies:

This fund offers investors exposure to emerging markets. The securities chosen for inclusion in the fund are those that, in the opinion of the subadviser, are high quality companies that pay above-average dividends, have above-average dividend growth potential, strong balance sheets and cash flow and adhere to better corporate governance. Companies selected must have the financial strength to maintain and grow their dividend payout commitments. The process is focused on identifying companies that have chosen to generate high levels of cash flow and to pay a high proportion of it to their shareholders.

Under normal circumstances, the fund invests at least 80% of its assets in equity securities of issuers located in emerging markets countries; such issuers may be of any capitalization. The fund may also invest in American Depositary Receipts.

Emerging markets countries generally include every nation in the world except the U.S., Canada, Japan, Australia, New Zealand and most nations located in Western Europe. In determining “location” of an issuer, the subadviser primarily relies on the country where the issuer is incorporated. However, the country of risk is ultimately determined based on analysis of the following criteria: actual building address (domicile), primary exchange on which the security is traded and country in which the greatest percentage of company revenue is generated. This evaluation is conducted so as to determine that the issuer’s assets are exposed to the economic fortunes and risks of the designated country.

In selecting securities for inclusion in the portfolio the subadviser creates a diverse universe of securities by dividing the broad market index into Regional Industry Groups (RIGs) and calculating an average dividend yield for each RIG. Only stocks with above average dividend yields in their respective RIG become the eligible universe of stocks.

A proprietary screening and ranking process is applied to the eligible universe to identify companies that, in the opinion of the subadviser, have the financial strength to maintain and grow their dividend payout. Among factors considered are the company’s free cash flow, dividend cover, dividend growth and total payout with the objective of identifying those companies that have chosen to generate high levels of cash and to pay a high proportion of it to their shareholders.

A portfolio optimization process is applied to the remaining stocks that have met the criteria of the subadviser to create a portfolio.

Temporary Defensive Strategy: If the subadviser does not believe that market conditions are favorable to the fund’s principal investment strategies, the fund may take temporary defensive positions that are inconsistent with its principal strategies by investing in cash or money market instruments, including, but not limited to, U.S. Government obligations maturing within one year from the date of purchase. When this allocation happens, the fund may not achieve its investment objective.

Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Investment Techniques” for other investment techniques of the fund.

22	Virtus Emerging Markets Equity Income Fund

Virtus Herzfeld Fund

Non-Fundamental Investment Objective:

The fund has an investment objective of seeking capital appreciation and current income.

Principal Investment Strategies:

Under normal circumstances, the fund invests in closed-end investment companies that primarily invest in equity and income-producing securities. The investment methodology utilizes a number of factors and consists of both a quantitative and qualitative approach to identify opportunities across the entire universe of closed-end funds. The strategy seeks to exploit the discount and premium spreads associated with closed-end funds. The fund may also allocate assets to other investment company structures, including exchange traded funds (ETFs), equity securities, including common and preferred stocks, cash, and/or short term cash equivalents. If the fund invests in affiliated closed-end funds, it will do so in accordance with the Investment Company Act of 1940.

The fund primarily invests in closed-end funds whose principal investments include one or more of the following:

Domestic Funds

•	Municipal Bond, Build America Bond, Government Bond, Corporate Bond, High Yield Bond
•

Equity—Sector Specific (such as Utilities, Real Estate, MLPs), Equity—Covered Call, Equity—General , Equity—Growth & Income, Equity—Dividend, Equity—Tax-Advantaged, Equity—Preferreds, Equity—Convertible Bond,

•	Loan Participation
•	Mortgage-Backed
•	Multi-Strategy

Non-U.S. Funds

•	Foreign Equity—Country Specific, Foreign Equity—Geographic Region, Global Equity—General, Global Equity—Growth & Income, Global Equity—Dividend,
•	Global Fixed Income
•	Global Multi-Strategy

The closed-end funds that invest in equity securities may or may not use a growth or value strategy and may include funds investing in securities of issuers of any market capitalization. Closed-end funds that invest in non-U.S issuers may include issuers in emerging markets. Closed-end funds that invest in fixed income securities may invest in securities of any credit quality, including below investment grade (so-called “junk bonds”).

The fund seeks to invest in closed-end funds trading at excessive or unusual discount levels that the subadviser believes have an attractive probability to narrow. Discounts are evaluated and measured relative to historic premium/discount trading patterns of the entire universe of closed-end funds, and also are specifically measured against similar closed-end funds. Selected funds are then subjected to extensive analysis of up to an additional 20+ individual factors and traded based on the subadviser’s comprehensive understanding of each individual fund’s characteristics and four decades of in-depth experience trading the industry.

Specific factors evaluated include, but are not limited to:

•	Distribution yield
•	Distribution policies/sources of distributions
•	Loss carry forwards

Virtus Herzfeld Fund	23

•	Income ratio
•	Expense ratio
•	Liquidity
•	Trading volatility
•	Portfolio holdings
•	Correlation analysis
•	Leverage profile/characteristics
•	Anti-takeover provisions
•	“Lifeboat” provisions
•	Special situations
•	Vulnerability to dissident activity
•	Corporate governance issues
•	Regulatory concerns
•	Management reputation

Temporary Defensive Strategy: If the subadviser does not believe that market conditions are favorable to the fund’s principal investment strategies, the fund may take temporary defensive positions that are inconsistent with its principal strategies by investing in cash or money market instruments, including, but not limited to, U.S. Government obligations maturing within one year from the date of purchase. When this allocation happens, the fund may not achieve its investment objective.

Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Investment Techniques” for other investment techniques of the fund.

24	Virtus Herzfeld Fund

Virtus International Small-Cap Fund

Non-Fundamental Investment Objective:

The fund has an investment objective seeking capital appreciation.

Principal Investment Strategies:

Under normal circumstances, the fund invests at least 80% of its assets in equity securities of non-U.S. small capitalization companies. As of the date of the Prospectus, the fund’s subadviser considers small-capitalization companies to be those companies that, at the time of initial purchase, have market capitalizations of between $75 million and $5 billion.

The fund intends to diversify its investments among countries and normally to have represented in the portfolio business activities of a number of different countries. In determining “location” of an issuer, the subadviser primarily relies on the country where the issuer is incorporated. However, the country of risk is ultimately determined based on analysis of the following criteria: actual building address (domicile), primary exchange on which the security is traded and country in which the greatest percentage of company revenue is generated. This evaluation is conducted so as to determine that the issuer’s assets are exposed to the economic fortunes and risks of the designated country. Equity securities in which the fund invests include common stocks, preferred stocks and American Depositary Receipts (ADRs). The fund may invest in emerging markets issuers.

The subadviser uses a strategy emphasizing highly profitable, consistently growing companies with low debt and rising cash flows. If a company meets these criteria, the subadviser researches and analyzes that company’s strength of management, its relative competitive position in the industry and its financial structure.

A proprietary model is used to determine relative value.

Generally, the fund invests in approximately 30-60 securities at any given time and invests in issuers in approximately 20 countries.

The subadviser’s sell discipline seeks to dispose of holdings that, among other things, achieve a target price, or are the subject of negative developments individually or as an industry, or as necessary to provide funding to upgrade and improve portfolio holdings or meet diversification requirements.

Temporary Defensive Strategy: If the subadviser does not believe that market conditions are favorable to the fund’s principal investment strategies, the fund may take temporary defensive positions that are inconsistent with its principal strategies by investing in cash or money market instruments, including, but not limited to, U.S. Government obligations maturing within one year from the date of purchase. When this allocation happens, the fund may not achieve its investment objective.

Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Investment Techniques” for other investment techniques of the fund.

Virtus International Small-Cap Fund	25

Virtus Wealth Masters Fund

Non-Fundamental Investment Objective:

The fund has an investment objective of seeking capital appreciation.

Principal Investment Strategies:

The fund seeks to track the performance of the Horizon Kinetics ISE Wealth Index (ticker: RCH), a public index maintained by Horizon Kinetics, an affiliate of the subadviser, and published by International Securities Exchange, LLC. The index is composed of U.S.-listed companies and equity REITs managed by executives who are among the wealthiest individuals in the United States and have accumulated a substantial amount of their personal wealth through the companies that they manage. The manager believes that companies managed or influenced by individuals who have created significant wealth in their companies will outperform other companies because those managers tend to prioritize creation of long-term shareholder value over the shorter-term considerations that are typical of other corporate management. The fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the index, holding each stock in approximately the same proportion as its weighting in the index.

To be eligible for inclusion in the Index, companies must meet the following criteria:

•

The company must have an individual with significant wealth and in a control position that allows for substantial decision making authority (e.g. Chief Executive Officer, Chairman of the Board) a wealthy individual is defined as a person whose level of personal assets generally exceeds $500 million, as measured by public data.

•	The company must be listed on a U.S. exchange

•	The company must be an operating company and not a closed-end fund or ETF

•	The market capitalization must be in excess of $100 million

•	The trailing three month average daily value traded must be greater than $1 million

•	In the case of initial public offerings, the component security must have been publicly listed for at least two years.

The index is equally weighted and is reviewed and rebalanced quarterly.

Temporary Defensive Strategy: If the subadviser does not believe that market conditions are favorable to the fund’s principal investment strategies, the fund may take temporary defensive positions that are inconsistent with its principal strategies by investing in cash or money market instruments, including, but not limited to, U.S. Government obligations maturing within one year from the date of purchase. When this allocation happens, the fund may not achieve its investment objective.

Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Investment Techniques” for other investment techniques of the fund.

26	Virtus Wealth Masters Fund

More Information About Risks Related to Principal Investment Strategies

Each of the funds may not achieve its objectives, and each is not intended to be a complete investment program.

Generally, the value of a fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of such fund’s investments decreases, you will lose money.

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the adviser or subadviser expects. As a result, the value of your shares may decrease.

Specific risks of investing in the funds are identified in the below table and described in detail following the table. For certain funds, the indicated risks apply indirectly through the fund’s investments in other investment companies or closed-end funds.

Risks	Virtus Emerging Markets Debt Fund	Virtus Emerging Markets Equity Income Fund	Virtus Herzfeld Fund	Virtus International Small-Cap Fund	Virtus Wealth Masters Fund
Closed-End Funds			X
Discount to NAV			X
Leverage			X
Proxy Voting			X
Commodity and Commodity-Linked			X
Convertible Securities			X
Correlation to Index					X
Debt Securities	X		X
Credit	X		X
Interest Rate	X		X
Liquidity	X		X
Long-Term Maturities/Durations	X		X
Derivatives			X
Equity REIT Securities			X		X
Equity Securities		X	X	X	X
Growth Stocks			X
Large Market Capitalization Companies		X	X		X
Small and Medium Market Capitalization Companies		X	X		X
Small Market Capitalization Companies			X	X
Value Stocks			X
Exchange-Traded Funds (“ETFs”)			X
Foreign Investing	X	X	X	X
Currency Rate	X	X	X	X
Emerging Market Investing	X	X	X	X
Equity-Linked Instruments			X
Foreign Currency Transactions	X	X	X	X
Fund of Funds			X
Geographic Concentration	X	X	X
High Yield-High Risk Securities (Junk Bonds)	X		X
Income			X
Industry/Sector Concentration			X
Infrastructure-Related Investment			X
Limited Number of Investments			X	X
Loan Participations	X		X
Market Volatility	X	X	X	X	X
Master Limited Partnership (“MLP”)			X
Mortgage-Backed and Asset-Backed Securities			X
Municipal Bond Market			X
Non-Diversification	X		X
Preferred Stock			X
Sector Focused Investing Risk					X
Short Sales			X
Short-Term Investments			X
Tax-Exempt Securities			X
Tax Liability			X
Unrated Fixed Income Securities	X		X
U.S. Government Securities	X		X

In order to determine which risks are principal risks for a fund, please refer to the table above.

Virtus Mutual Funds	27

Closed-End Fund Investment Risk

Investing in closed-end funds involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the fund level may be reduced by the operating expenses and fees of such other closed-end funds, including advisory fees. There can be no assurance that the investment objective of any fund in which the fund invests will be achieved. Closed-end funds are subject to the risks of investing in the underlying securities. The fund, as a holder of the securities of a closed-end fund, will bear its pro rata portion of the closed-end fund’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the fund’s own operations. To the extent the fund invests a portion of its assets in investment company securities, those assets will be subject to the risks of the purchased investment company’s portfolio securities, and a stockholder in the fund will bear not only his proportionate share of the expenses of the fund, but also, indirectly, the expenses of the purchased investment company. The market price of a closed-end fund fluctuates and may be either higher or lower than the NAV of such closed-end fund.

•

Risk of Market Price Discount from Net Asset Value. Shares of closed-end funds frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that net asset value could decrease as a result of investment activities. Whether the fund will realize gains or losses upon the sale of shares of underlying closed-end funds will depend not upon the underlying closed-end funds’ net asset values, but entirely upon whether the market price of the shares at the time of sale is above or below the purchase price for the shares.

•

Leverage Risk. Closed-end funds may employ the use of leverage in their portfolios through the issuance of preferred stock, borrowing from banks or other methods. While this leverage often serves to increase yield, it also subjects a closed-end fund to increased risks. These risks may include the likelihood of increased price and NAV volatility and the possibility that such closed-end fund’s common stock income will fall if the dividend rate on the preferred shares or the interest rate on any borrowings rises. The use of leverage is premised upon the expectation that the cost of leverage will be lower than the return on the investments made with the proceeds. However, if the income or capital appreciation from the securities purchased with such proceeds is not sufficient to cover the cost of leverage or if the closed-end fund incurs capital losses, the return to common stockholders, such as the fund, will be less than if leverage had not been used. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

•

Proxy Voting. To comply with provisions of the 1940 Act, on any matter upon which stockholders of a closed-end fund in which the fund has invested are solicited to vote, the fund’s investment adviser will vote such shares in the same general proportion as shares held by other stockholders of such closed-end fund or seek instructions from the fund’s stockholders with regard to the voting on such matter. Compliance with such provisions regarding its voting of proxies may cause the fund to incur additional costs. In addition, if the fund votes its proxies in the same general proportion as shares held by other stockholders, the fund may be required to vote contrary to that which the adviser believes is in the fund’s best interests in light of its investment objective and strategy.

Strategies may be employed by an underlying investment company that, under certain circumstances, has the effect of reducing its share price and the fund’s proportionate interest. These include rights offerings in which the fund does not subscribe. However, the fund would subscribe only when the subadviser believes participation is consistent with pursuing the fund’s investment objective.

Commodity and Commodity-Linked Instruments Risk

Investments by the fund in commodities or commodity-linked instruments may subject the fund’s portfolio to greater volatility than investments in traditional securities. The value of commodity-linked instruments may be affected by overall market movements, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. Individual commodity prices can fluctuate widely over short time periods. Commodity investments typically do not have dividends or income and are dependent on price movements to generate returns. Commodity price movements can deviate from equity and fixed income price movements. The means by which the fund seeks exposure to commodities, both directly and indirectly through derivatives, may be limited by the fund’s intention to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended.

Convertible Securities Risk

Convertible securities are bonds, debentures, notes, preferred stock, rights, warrants or other securities that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible

28	Virtus Mutual Funds

security matures or is redeemed, converted or exchanged. If a convertible security is called for redemption, the respective fund may have to redeem the security, convert it into common stock or sell it to a third party at a price and time that is not beneficial for the fund. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Securities convertible into common stocks may have higher yields than common stocks but lower yields than comparable nonconvertible securities.

Correlation to Index Risk

The performance of the fund versus the index may vary somewhat due to factors such as fund flows, transaction costs, sample selection, and timing differences associated with additions to and deletions from its index.

Debt Securities Risk

Debt securities are subject to various risks, the most prominent of which are credit risk and interest rate risk. These risks can affect a security’s price volatility to varying degrees, depending upon the nature of the instrument. Risks associated with investing in debt securities include the following:

•

Credit Risk. The risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline. Debt securities rated below investment-grade are especially susceptible to this risk.

•

Interest Rate Risk. The values of debt securities usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the fund, but will affect the value of the fund’s shares. Interest rate risk is generally greater for investments with longer maturities.

Certain securities pay interest at variable or floating rates. Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore it might not benefit from any increase in value as a result of declining interest rates.

•	Limited Voting Rights. Debt securities typically do not provide any voting rights, except in cases when interest payments have not been made and the issuer is in default.

•	Liquidity. Certain debt securities may be substantially less liquid than many other securities, such as U.S. Government securities or common stocks.

•

Long-Term Maturities/Durations Risk. The risk that fixed income securities with longer maturities or durations may be subject to greater price fluctuations due to interest rate, tax law, and general market changes than securities with shorter maturities or durations.

•

Redemption Risk. Debt securities sometimes contain provisions that allow for redemption in the event of tax or security law changes, in addition to call features at the option of the issuer. In the event of a redemption, a fund may not be able to reinvest the proceeds at comparable rates of return.

Derivatives Risk

Derivative transactions are contracts whose value is derived from the value of an underlying asset, index or rate, including futures, options, non-deliverable forwards, forward foreign currency exchange contracts and swap agreements. The fund (or an underlying fund in which certain of the funds may invest) may use derivatives to hedge against factors that affect the value of its investments, such as interest rates and foreign currency exchange rates. The fund may also utilize derivatives as part of its overall investment technique to gain or lessen exposure to various securities, markets and currencies.

Virtus Mutual Funds	29

Derivatives typically involve greater risks than traditional investments. It is generally more difficult to ascertain the risk of, and to properly value, derivative contracts. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Derivatives are usually less liquid than traditional securities and are subject to counterparty risk (the risk that the other party to the contract will default or otherwise not be able to perform its contractual obligations). In addition, some derivatives transactions may involve potentially unlimited losses. Derivative contracts entered into for hedging purposes may also subject the fund to losses if the contracts do not correlate with the assets, indexes or rates they were designed to hedge. Gains and losses derived from hedging transactions are, therefore, more dependent upon the subadviser’s ability to correctly predict the movement of the underlying asset prices, indexes or rates. The fund’s use of derivatives may also increase the amount of taxes payable by shareholders.

Equity REIT Securities Risk

The value of securities in the real estate industry can be affected by changes in real estate values and rental income, property taxes, interest rates, and tax and regulatory requirements. Investing in equity Real Estate Investment Trusts (REITs) and REIT-like entities involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs and REIT- like entities are dependent upon management skill, may not be diversified, and are subject to heavy cash flow dependency and self-liquidation. REITs and REIT-like entities also are subject to the possibility of failing to qualify for tax-free pass-through of income. Also, because REITs and REIT-like entities typically are invested in a limited number of projects or in a particular market segment, these entities are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. In the event of a default by a borrower or lessee, a REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, investment in REITs could cause the fund to possibly fail to qualify as a regulated investment company.

Equity Securities Risk

Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that

30	Virtus Mutual Funds

affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product). Equity securities also are subject to “stock market risk,” meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by the fund goes down, the value of the fund’s shares will be affected.

•

Growth Stocks. There is a possibility that the fund’s focus on growth investing will cause the fund to underperform when growth investing is out of favor, or that the fund’s investments will not appreciate as anticipated. Growth investing may increase the volatility of the fund’s share price.

•

Large Market Capitalization Companies. The value of investments in larger companies may not rise as much as smaller companies, or that larger companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes.

•

Small and Medium Market Capitalization Companies. Small and medium-sized companies often have narrower markets, fewer products or services to offer, and more limited managerial and financial resources than larger, more established companies. As a result, the performance of small and medium-sized companies may be more volatile, and they may face a greater risk of business failure, which could increase the volatility and risk of loss to the fund.

•

Small Market Capitalization Companies. Small companies often have narrower markets, fewer products or services to offer, and more limited managerial and financial resources than larger, more established companies. As a result, the performance of small companies may be more volatile, and they may face a greater risk of business failure, which could increase the volatility and risk of loss to the fund.

•

Value Stocks. There is the a possibility that the fund’s focus on value investing will cause the fund to underperform when value investing is out of favor, or that investments in companies whose securities are believed to be undervalued, do not appreciate as anticipated. Value investing may increase the volatility of the fund’s share price.

Exchange-Traded Funds (“ETFs”) Risk

ETFs invest in a portfolio of securities designed to track a particular market segment or index. The risks associated with investing in ETFs generally reflect the risks of owning shares of the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. Assets invested in ETFs incur a layering of expenses, including operating costs and advisory fees that fund shareholders indirectly bear; such expenses may exceed the expenses the fund would incur if it invested directly in the underlying portfolio of securities the ETF is designed to track. Shares of ETFs trade on a securities exchange and may trade at, above, or below their net asset value.

Foreign Investing Risk

Investing in securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies, and the values of non-U.S. securities may be more volatile than those of U.S. securities. The values of non-U.S. securities are subject to economic and political developments in countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies, and to changes in currency exchange rates. Values may also be affected by restrictions on receiving the investment proceeds from a non-U.S. country.

In general, less information is publicly available about non-U.S. companies than about U.S. companies. Non-U.S. companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Certain foreign issuers classified as passive foreign investment companies may be subject to additional taxation risk.

•

Currency Rate Risk. Because the foreign securities in which the fund invests generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the fund’s net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. Because the value of the fund’s shares is calculated in U.S. dollars, it is possible for the fund to lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the fund’s holdings goes up. Generally, a strong U.S. dollar relative to such other currencies will adversely affect the value of the fund’s holdings in foreign securities.

Virtus Mutual Funds	31

•

Emerging Market Investing Risk. The risks of foreign investments are generally greater in countries whose markets are still developing than they are in more developed markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. They may also have policies that restrict investment by foreigners, or that prevent foreign investors from withdrawing their money at will. Certain emerging markets may also face other significant internal or external risks, including the risk of war and civil unrest. For all of these reasons, investments in emerging markets may be considered speculative.

To the extent that a fund invests a significant portion of its assets in a particular emerging market, the fund will be more vulnerable to financial, economic, political and other developments in that country, and conditions that negatively impact that country will have a greater impact on the fund as compared with a fund that does not have its holdings concentrated in a particular country.

32	Virtus Mutual Funds

•

Equity-Linked Instruments. Equity-linked instruments are instruments of various types issued by financial institutions or special purpose entities located in foreign countries to provide the synthetic economic performance of a referenced equity security, including benefits from dividends and other corporate actions, but without certain rights of direct investment in the referenced securities, such as voting rights. In addition to the market and other risks of the referenced equity security, equity-linked instruments involve counterparty risk, which includes the risk that the issuing entity may not be able to honor its financial commitment. Equity-linked instruments have no guaranteed return of principal and may experience a return different from the referenced equity security. Typically, a fund will invest in equity-linked instruments in order to obtain exposure to certain countries in which it does not have local accounts.

•

Foreign Currency Transactions. The fund may engage in foreign currency transactions, including foreign currency forward contracts, options, swaps and other similar strategic transactions in connection with its investments in securities of non-U.S. companies. These transactions are designed to hedge the fund’s exposure to foreign currency risks; however, such investments may not prove successful or may have the effect of limiting gains from favorable market movements.

Fund of Funds Risk

Achieving the fund’s objective will depend on the performance of the underlying funds, which depends on the particular securities in which the underlying funds invest. Indirectly, the fund is subject to all risks associated with the underlying funds. Since the fund’s performance depends on that of each underlying fund, it may be subject to increased volatility.

Assets invested in other funds incur a layering of expenses, including operating costs, advisory fees and administrative fees that you, as a shareholder in the fund, indirectly bear. Such fees and expenses may exceed the fees and expenses the fund would have incurred if it invested in the underlying fund’s assets directly. As the underlying funds or the fund’s allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the fund may increase or decrease. If the fund invests in closed-end funds, it may incur added expenses such as trading costs and additional risks associated with trading at a discount to NAV and use of leverage.

The underlying funds may change their investment objective or policies without the approval of the fund, and the fund might be forced to withdraw its investment from the underlying fund at a time that is unfavorable to the fund.

Each underlying fund may be subject to risks other than those described because the types of investments made by an underlying fund can change over time. For further description of the risks associated with the underlying funds, please consult the underlying funds’ prospectus.

Geographic Concentration Risk

The value of the investments of a fund that focuses its investments in a particular geographic location will be highly sensitive to financial, economic, political and other developments affecting the fiscal stability of that location, and conditions that negatively impact that location will have a greater impact on the fund as compared with a fund that does not have its holdings similarly concentrated. Events negatively affecting such location are therefore likely to cause the value of the fund’s shares to decrease, perhaps significantly.

High Yield-High Risk Fixed Income Securities (Junk Bonds) Risk

Securities rated “BB” or below by S&P or “Ba” or below by Moody’s are known as “high yield” securities and are commonly referred to as “junk bonds.” Such securities entail greater price volatility and credit and interest rate risk than investment grade securities. Analysis of the creditworthiness of high yield-high risk issuers is more complex than for higher-rated securities, making it more difficult for the subadviser to accurately predict risk. There is a greater risk with high yield-high risk fixed income securities that an issuer will not be able to make principal and interest payments when due. If the fund pursues missed payments, there is a risk that fund expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities, especially during periods of economic uncertainty or change. As a result of all of these factors, these bonds are generally considered to be speculative.

Income Risk

The income shareholders receive from the fund is based primarily on the dividends and interest the fund earns from its investments, which can vary widely over the short- and long-term. If prevailing market interest rates drop, distribution rates of the fund’s preferred stock holdings and any bond holdings could drop as well. The fund’s income also would likely be affected adversely when prevailing short-term interest rates increase.

Industry/Sector Concentration Risk

The value of the investments of a fund that focuses its investments in a particular industry or market sector will be highly sensitive to financial, economic, political and other developments affecting that industry or market sector, and conditions that negatively impact that industry or market sector will have a greater impact on the fund as compared with a fund that does not have its holdings similarly concentrated. Events negatively affecting the industries or market sectors in which the fund has invested are therefore likely to cause the value of the fund’s shares to decrease, perhaps significantly.

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Infrastructure-Related Investment Risk

Infrastructure-related entities are subject to a variety of factors that may adversely affect their business or operations including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.

Limited Number of Investments Risk

The risk that the fund’s portfolio will be more susceptible to factors adversely affecting issuers of securities in the fund’s portfolio than would a fund holding a greater number of securities.

Liquidity Risk

Certain securities in which the fund invests may be difficult to sell at the time and price beneficial to the fund, for example due to low trading volumes or legal restrictions. When there is no willing buyer or a security cannot be readily sold, the fund may have to sell at a lower price or may be unable to sell the security at all. The sale of such securities may also require the fund to incur expenses in addition to those normally associated with the sale of a security.

Loan Participations

A loan participation agreement involves the purchase of a share of a loan made by a bank to a company in return for a corresponding share of borrower’s principal and interest payments. The principal credit risk associated with acquiring loan participation interests is the credit risk associated with the underlying corporate borrower. There is also a risk that there may not be a readily available market for loan participation interests and, in some cases, this could result in a fund disposing of such securities at a substantial discount from face value or holding such securities until maturity.

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Market Volatility Risk

The risk that the value of the securities in which a fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

Instability in the financial markets has led to volatile financial markets that expose a fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments that it holds. In response to financial markets that experienced extreme volatility, and in some cases a lack of liquidity, the U.S. Government has taken a number of unprecedented actions, including acquiring distressed assets from financial institutions and acquiring ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear. Additional legislation or government regulation may also change the way in which funds themselves are regulated, which could limit or preclude a fund’s ability to achieve its investment objective.

Master Limited Partnership (“MLP”) Risk

An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control on matters affecting the partnership. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The fees that MLPs charge for transportation of oil and gas products through their pipelines are subject to government regulation, which could negatively impact the revenue stream. Investing in MLPs also involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. These include the risk of environmental incidents, terrorist attacks, demand destruction from high commodity prices, proliferation of alternative energy sources, inadequate supply of external capital, and conflicts of interest with the general partner. The benefit derived from the fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes, so any change to this status would adversely affect the price of the MLP units.

Mortgage-Backed and Asset-Backed Securities Risk

Mortgage-backed securities represent interests in pools of residential mortgage loans purchased from individual lenders by a Federal agency or originated and issued by private lenders. Asset-backed securities represent interests in pools of underlying assets such as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. These two types of securities share many of the same risks.

The impairment of the value of collateral or other assets underlying a mortgage-backed or asset-backed security, such as that resulting from non-payment of loans, may result in a reduction in the value of such security and losses to a fund.

Early payoffs in the loans underlying such securities may result in the fund receiving less income than originally anticipated. The variability in prepayments will tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise. In the event of high prepayments, the fund may be required to invest proceeds at lower interest rates, causing the fund to earn less than if the prepayments had not occurred. Conversely, rising interest rates may cause prepayments to occur at a slower than expected rate, which may effectively change a security that was considered short- or intermediate-term into a long-term security. Long-term securities tend to fluctuate in value more widely in response to changes in interest rates than shorter-term securities.

Municipal Bond Market Risk

The amount of public information available about municipal bonds is generally less than that for corporate equities or bonds, and the investment performance of the fund may be more dependent on the analytical abilities of the investment adviser than would be the case for a fund that does not invest in municipal bonds. The secondary market for municipal bonds also tends to be less well-developed and less liquid than many other securities markets, which may adversely affect the fund’s ability to sell its bonds at attractive prices. In addition, municipal obligations can experience downturns in trading activity, and the supply of municipal obligations may exceed the demand in the market. During such periods, the spread can widen between the price at which an obligation can be purchased and the price at which it can be sold. Less liquid obligations can become more difficult to value and be subject to erratic price movements. Economic and other events (whether real or perceived) can reduce the demand for certain investments or for investments generally, which may reduce market prices and cause the value of the fund’s shares to fall. The frequency and magnitude of such changes cannot be predicted. The fund may invest in municipal obligations that do not appear to be related but in fact depend on the financial rating or support of a single government unit, in which case events that affect one of the obligations will also affect the others and will impact the fund’s portfolio to a greater degree than if the fund’s investments were not so related. The increased presence of non-traditional participants in the municipal markets may lead to greater volatility in the markets.

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Non-Diversification Risk

As a non-diversified investment company, the fund is not limited in the proportion of assets that it may invest in the securities of any one issuer. If the fund takes concentrated positions in a small number of issuers, the fund may be more susceptible to the risks associated with those issuers, or to a single economic, political, regulatory or other event affecting those issuers.

Preferred Stock Risk

Preferred stocks may provide a higher dividend rate than the interest yield on debt securities of the same issuer, but are subject to greater risk of fluctuation in market value and greater risk of non-receipt of income. Unlike interest on debt securities, dividends on preferred stocks must be declared by the issuer’s board of directors before becoming payable. Preferred stocks are in many ways like perpetual debt securities, providing a stream of income but without stated maturity date. Because they often lack a fixed maturity or redemption date, preferred stocks are likely to fluctuate substantially in price when interest rates change. Such fluctuations generally are comparable to or exceed those of long-term government or corporate bonds (those with maturities of fifteen to thirty years). Preferred stocks have claims on assets and earnings of the issuer that are subordinate to the claims of all creditors but senior to the claims of common stockholders. A preferred stock rating differs from a bond rating because it applies to an equity issue which is intrinsically different from, and subordinated to, a debt issue. Preferred stock ratings generally represent an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. Preferred stock also may be subject to optional or mandatory redemption provisions, and may be significantly less liquid than many other securities, such as U.S. Government securities, corporate debt or common stock.

Sector Focused Investing Risk

The value of the investments of a fund that focuses its investments in a particular market sector will be highly sensitive to financial, economic, political and other developments affecting that market sector, and conditions that negatively impact that market sector will have a greater impact on the fund as compared with a fund that does not have its holdings similarly focused. Events negatively affecting the market sectors in which the fund has invested are therefore likely to cause the value of the fund’s shares to decrease, perhaps significantly.

Short Sales Risk

The fund may engage in short sales, which are transactions in which the fund sells a security that it does not own (or that it owns but does not intend to deliver) in anticipation that the price of the security will decline. In order to establish a short position in a security, a fund must first borrow the security from a broker or other institution to complete the sale. The fund may not always be able to borrow a security, or to close out a short position at a particular time or at an acceptable price. If the price of the borrowed security increases between the date of the short sale and the date on which the fund replaces the security, the fund may experience a loss. The fund’s loss on a short sale is limited only by the maximum attainable price of the security (which could be limitless) less the price the fund received for the security at the time it was borrowed. When engaging in short sales, the fund will transact with a prime broker. In the event that the prime broker becomes insolvent, the fund may be unable to settle pending short sales, engage in additional short sales and/or access its assets that are held by the broker, for a period of time.

Short-Term Investments

The fund may invest in short-term investments, which may include money market instruments, repurchase agreements, certificates of deposits and bankers’ acceptances and other short-term instruments that are not U.S. Government securities. These securities generally present less risk than many other investments, but they are generally subject to credit risk and may be subject to other risks as well.

Tax-Exempt Securities Risk

The risk that tax-exempt securities may not provide a higher after-tax return than taxable securities.

Tax Liability Risk

The risk that distributions by the fund become taxable to shareholders as ordinary income due to noncompliant conduct by a municipal bond issuer, unfavorable changes in federal or state tax laws, or adverse interpretations of tax laws by applicable tax authorities. Such adverse interpretations or actions could cause interest from a security to become taxable, possibly retroactively, subjecting shareholders to increased tax liability. In addition, such adverse interpretations or actions could cause the value of a security, and therefore the value of a fund’s shares, to decline.

Unrated Fixed Income Securities Risk

The fund’s subadviser has the authority to make determinations regarding the quality of such securities for the purposes of assessing whether they meet the fund’s investment restrictions. However, analysis of unrated securities is more complex than that of rated securities, making it more difficult for the subadviser to accurately predict risk. Unrated fixed income securities may not be lower in quality than rated securities, but due to their perceived risk they may not have as broad a market as rated securities, making it more difficult to sell unrated securities.

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U.S. Government Securities Risk

Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities and backed by the full faith and credit of the United States only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase, and in fact the market values of such obligations may fluctuate. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States; some are the obligation solely of the entity through which they are issued. There is no guarantee that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Management of the Funds

The Adviser

Virtus Investment Advisers, Inc. (“VIA”) is the investment adviser to the funds and is located at 100 Pearl Street, Hartford, CT 06103. VIA acts as the investment adviser for over 50 mutual funds and as adviser to institutional clients. As of June 30, 2012, VIA had approximately $24.9 billion in assets under management. VIA has acted as an investment adviser for over 70 years and is an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), a publicly traded multi-manager asset management business.

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Subject to the direction of the fund’s Board of Trustees, VIA is responsible for managing the funds’ investment programs and for the general operations of the funds, including oversight of the funds’ subadvisers and for recommending their hiring, termination and replacement.

VIA has appointed and oversees the activities of each of the subadvisers for the funds as follows. Each subadviser manages the investments of that fund.

Virtus Emerging Markets Debt Fund	Newfleet Asset Management, LLC (“Newfleet”)
Virtus Emerging Markets Equity Income Fund	Kleinwort Benson Investors International, Ltd. (“KBI”)
Virtus Herzfeld Fund	Thomas J. Herzfeld Advisors, Inc. (“Herzfeld”)
Virtus International Small-Cap Fund	Kayne Anderson Rudnick Investment Management, LLC (“Kayne”)
Virtus Wealth Masters Fund	Horizon Asset Management, LLC (“Horizon”)

Management Fees

Each fund pays VIA an investment management fee that is accrued daily against the value of the fund’s net assets at the following annual rates.

	First $1 billion	Over $1 billion
Virtus Emerging Markets Debt Fund	0.75%	0.70%
Virtus Emerging Markets Equity Income Fund	1.05%	1.00%
Virtus Herzfeld Fund	1.00%	0.95%
Virtus International Small-Cap Fund	1.00%	0.95%
Virtus Wealth Masters Fund	0.85%	0.80%

The Subadvisers

Herzfeld is located at 119 Washington Street, Suite 504, Miami, FL 33139. Herzfeld has specialized in the closed-end fund industry since its founding in 1984. As of June 30, 2012, Herzfeld had $145 million in assets under management.

Horizon is located at 470 Park Avenue South, New York, NY 10016 and has been an investment adviser since 1994. Horizon is owned by Horizon Kinetics, LLC (“Horizon Kinetics”), an independently owned and operated firm formed in May 2011. As of June 30, 2012, Horizon Kinetics had approximately $6.7 billion in assets under management.

Kayne, an affiliate of VIA, is located at 1800 Avenue of the Stars, 2nd Floor, Los Angeles, CA 90067. Kayne acts as subadviser to mutual funds and as investment adviser to institutions and individuals. As of June 30, 2012, Kayne had approximately $6.4 billion in assets under management.

KBI is located at One Rockefeller Plaza, 32nd Floor, New York, NY 10020 and has been a registered investment adviser since 2001 As of June 30, 2012, KBI has $3.8 billion in assets under management.

Newfleet, an affiliate of VIA, has locations at 100 Pearl Street, Hartford, CT 06103 and 909 Montgomery Street, San Francisco, CA 94133. Newfleet acts as subadviser to mutual funds and as adviser to institutions and individuals. As of June 30, 2012, Newfleet had approximately $9.1 billion in assets under management. Newfleet has been an investment adviser since 1989.

VIA pays each subadviser a subadvisory fee which is calculated on the fund’s average daily net assets at the following annual rates:

Virtus Emerging Markets Debt Fund	50% of net investment management fee
Virtus Emerging Markets Equity Income Fund	50% of net investment management fee
Virtus Herzfeld Fund	50% of net investment management fee
Virtus International Small-Cap Fund	50% of net investment management fee
Virtus Wealth Masters Fund	50% of net investment management fee

A discussion regarding the basis for the Board of Trustees approving the investment advisory and subadvisory agreements is expected to be available in the funds’ 2012 annual report, covering the period from inception on September 5, 2012 through September 30, 2012.

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VIA and the funds have received an exemptive order from the Securities and Exchange Commission (“SEC”) that permits VIA, subject to certain conditions, and without the approval of shareholders, to: (a) employ a new unaffiliated subadviser for a fund pursuant to the terms of a new subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any subadvisory agreement; and (c) continue the employment of an existing subadviser on the same subadvisory agreement terms where an agreement has been assigned because of a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action.

Portfolio Management

The following individuals are responsible for the day-to-day management of the funds’ portfolios.

Herzfeld

Virtus Herzfeld Fund	Cecilia L. Gondor Erik M. Herzfeld Thomas J. Herzfeld (each since the fund’s inception in September 2012)

Cecilia L. Gondor. Ms. Gondor is the Executive Vice President and Chief Investment Officer of Herzfeld. Ms. Gondor is Head of Research and editor of the monthly research publication, The Investor’s Guide to Closed-End Funds, a comprehensive report which deals with timely topics related to the industry. She is frequently interviewed on the subject in print, on radio and television and is a frequent speaker at investment conferences. Ms. Gondor joined Herzfeld in 1984.

Erik M. Herzfeld. Mr. Herzfeld is Managing Director at Herzfeld and is responsible for closed-end fund trading and portfolio management activities. He also serves as portfolio manager for a closed-end fund managed by Herzfeld. Before joining the firm in 2007, he served in quantitative research and trading roles with both Lehman Brothers (1998—2000) and JPMorgan (2000—2007), where he served as a Vice President in New York and Asia.

Thomas J. Herzfeld. Mr. Herzfeld is the Chairman and President of Herzfeld. He also serves as portfolio manager for closed-end fund trading programs and a closed-end fund managed by Herzfeld. He is author of the first textbook published on the subject of closed-end funds, The Investor’s Guide to Closed-End Funds (McGraw-Hill, 1979), as well as five other books dedicated to the industry. He is widely considered to be the leading expert in the field of closed-end funds. Mr. Herzfeld has been quoted in thousands of articles and has written hundreds of his own on the subject of closed-end funds. He has written periodically for Barron’s and has made television appearances on Wall Street Week, The Nightly Business Report and CNBC. Prior to 1981, Mr. Herzfeld was Executive Vice President and Director of a NYSE member firm.

Horizon

Virtus Wealth Masters Fund	Murray Stahl Matthew Houk (each since the fund’s inception in September 2012)

Murray Stahl. Mr. Stahl is Co-Portfolio Manager at Horizon and serves as Chairman, Chief Investment Officer and Co-Founder of Horizon Kinetics. He has over thirty years of investing experience and is responsible for overseeing the Horizon Research Team. Murray also serves as Chairman of the firm’s Investment Committee, which is responsible for all portfolio management decisions. Previously, Murray spent 16 years at Bankers Trust Company (1978-1994) as a senior portfolio manager and research analyst, where he ultimately managed approximately $600 million in trust and fund assets and was deeply involved in new product development.

Matthew Houk. Mr. Houk is Co-Portfolio Manager at Horizon. He also has portfolio management and research responsibilities at Horizon Kinetics and is Co-Portfolio Manager of a small-cap fund managed by an affiliate Horizon. Mr. Houk joined the firm in 2008; previously, Mr. Houk was with Goldman, Sachs & Co. (2005-2008).

Kayne

Virtus International Small-Cap Fund	Craig Stone Craig Thrasher, CFA (each since the fund’s inception in September 2012)

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Craig Stone. Mr. Stone is a Portfolio Manager and Senior Research Analyst at Kayne with primary research responsibilities for the small- and mid-capitalization capital goods and energy sectors. He is also Co-Portfolio Manager of the Virtus Mid-Cap Core Fund and the Virtus Quality Small-Cap Fund. Before joining Kayne in 2000, Mr. Stone was a Portfolio Manager at Doheny Asset Management. He has approximately 22 years of investment industry experience.

Craig Thrasher, CFA. Mr. Thrasher is a Portfolio Manager and Research Analyst at Kayne with primary research responsibilities for the small and mid-capitalization financials, producer durables, and utilities sectors. Before joining Kayne in 2008, Mr. Thrasher was employed at Kirr, Marbach & Company as an equity analyst from 2003 to 2006. In the interim, Mr. Thasher pursued his interest in foreign cultures while travelling throughout Europe, Africa, Asia and South America.

KBI

Virtus Emerging Markets Equity Income Fund	James Collery David Hogarty Ian Madden Gareth Maher (each since the fund’s inception in September 2012)

James Collery. Mr. Collery is Portfolio Manager—Dividend Plus Strategies at KBI. Mr. Collery joined the firm in 2001 as a Performance & Risk Analyst. In 2003, he was appointed as a Portfolio Manager on a hedge fund team. During this time, he worked on a fund of funds where he was responsible for manager due diligence as well as portfolio construction, and on a direct equity long short fund, which was quantitatively managed. Mr. Collery joined the Dividend Plus team in 2007.

David Hogarty. Mr. Hogarty is Head of Strategy Development—Dividend Plus Strategies at KBI. Mr. Hogarty joined the firm in 1994 and has held a number of senior management roles including responsibility for Product Development, Business Development and Consultant Relationships. Mr. Hogarty was instrumental in developing the Dividend Plus equity strategy in 2003 and has been a member of the investment team since launch. He is also a former member of the Irish Association of Pension Funds (IAPF) Investment Committee.

Ian Madden. Mr. Madden is Portfolio Manager—Dividend Plus Strategies at KBI. Mr. Madden joined the firm in November 2000 as a Portfolio Assistant and joined the Dividend Plus team in 2004. In 2002, Ian was appointed Manager of the Institutional Business Support unit, responsible for unit trust dealing, client cash flow, audit reporting and client queries. Prior to joining KBI, he worked for the international division of National Irish Bank.

Gareth Maher. Mr. Maher is Head of Portfolio Management—Dividend Plus Strategies at KBI. He joined the KBI Dividend Plus team in 2008, having managed U.S., Irish and Far Eastern equities for the firm from 2000. Previously, Mr. Maher managed Japanese, Far Eastern and U.S. equity portfolios for Irish Life Investment Managers and Eagle Star (Zurich) from 1987 to 2000.

Newfleet

Virtus Emerging Markets Debt Fund	David L. Albrycht, CFA (since inception in September 2012) Stephen H. Hooker, CFA (since inception in September 2012) Daniel Senecal, CFA (since inception in September 2012)

David L. Albrycht, CFA. Mr. Albrycht is Chief Investment Officer—Multi-Sector Fixed Income Strategies and Senior Portfolio Manager at Newfleet (since June 2011). Prior to joining Newfleet, he was Executive Managing Director (2008 to 2011) and Vice President (2005 to 2008), Fixed Income, of Goodwin Capital Advisers, Inc. (“Goodwin”). Previously, he was associated with VIA, which at the time was an affiliate of Goodwin. He managed fixed income portfolios for Goodwin affiliates since 1991. Mr. Albrycht also manages several fixed income mutual funds and variable investment options, as well as two closed-end funds.

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Stephen H. Hooker, CFA is the Director of Foreign Research, sector manager for emerging markets debt and a member of the corporate credit research group at Newfleet (since 2011). He is responsible for the paper and packaging and chemicals industry sectors, and the Eastern Europe, Middle East, and Africa sovereign credit sector. From 2005 until 2011, Mr. Hooker was vice president, senior credit analyst at Aladdin Capital Management and Global Plus Investment Management, respectively, both of which specialize in high yield and structured credit products. Prior to 2005, he was at Goodwin for 12 years, serving in various capacities, including as a senior credit analyst and emerging markets sector manager on its fixed income team.

Daniel P. Senecal, CFA is Managing Director of Credit Research at Newfleet (since June 2011). He is also responsible for the energy industry sector and the Latin America sovereign credit sector. Mr. Senecal also co-manages Virtus Global Multi-Sector Income Fund, a closed-end fund. Prior to joining Newfleet, he held the same position with Goodwin, where he began working in 1997. Mr. Senecal also completed a formal credit training program at Shawmut Bank, where he was a credit analyst reviewing investment grade and high yield borrowers; he also worked at BankBoston as a corporate bond analyst.

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Additional Investment Techniques

In addition to the Principal Investment Strategies and Risks Related to Principal Investment Strategies, each of the funds may engage in additional investment techniques that present additional risks to a fund as indicated in the chart below. Those additional investment techniques in which a fund is expected to engage as of the date of this prospectus are indicated in the chart below, although other techniques may be utilized from time to time. Each risk is described after the chart. Many of the additional investment techniques that a fund may use, as well as other investment techniques that are relied upon to a lesser degree, are more fully described in the SAI.

Risks	Virtus Emerging Markets Debt Fund	Virtus Emerging Markets Equity Income Fund	Virtus Herzfeld Fund	Virtus International Small-Cap Fund	Virtus Wealth Masters Fund
Convertible Securities	X
Depositary Receipts		X		X
Derivatives	X				X
Equity Securities	X
Exchange-Traded Funds (ETFs)		X		X	X
Foreign Investing					X
Emerging Markets Investing					X
Illiquid and Restricted Securities	X			X
Infrastructure-Related Investing					X
Investment Grade Securities	X
Mortgage-Backed and Asset Backed Securities	X
Mutual Fund Investing	X	X	X	X	X
Repurchase Agreements	X
Securities Lending	X	X		X	X
Short-Term Investments				X
Variable Rate, Floating Rate and Variable Amount Securities	X
When-Issued and Delayed Delivery Securities	X
Zero Coupon, Step Coupon, Deferred Coupon and PIK Bonds	X

In order to determine which investment techniques apply to a fund, please refer to the table above.

Convertible Securities

Convertible securities are bonds, debentures, notes, preferred stock, rights, warrants or other securities that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. If a convertible security is called for redemption, the respective fund may have to redeem the security, convert it into common stock or sell it to a third party at a price and time that is not beneficial for the fund. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Securities convertible into common stocks may have higher yields than common stocks but lower yields than comparable nonconvertible securities.

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Redemption Risk. Debt securities sometimes contain provisions that allow for redemption in the event of tax or security law changes, in addition to call features at the option of the issuer. In the event of a redemption, a fund may not be able to reinvest the proceeds at comparable rates of return.

Depositary Receipts

Certain funds may invest in American Depositary Receipts (“ADRs”), sponsored by U.S. banks, European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), ADRs not sponsored by U.S. banks, other types of depositary receipts (including non-voting depositary receipts) and other similar instruments representing securities of foreign companies. Although certain depositary receipts may reduce or eliminate some of the risks associated with foreign investing, these types of securities generally are subject to many of the same risks as direct investments in securities of foreign issuers.

Derivatives

Derivative transactions are contracts whose value is derived from the value of an underlying asset, index or rate, including futures, options, non-deliverable forwards, forward foreign currency exchange contracts and swap agreements. A fund may use derivatives to hedge against factors that affect the value of its investments, such as interest rates and foreign currency exchange rates. A fund may also utilize derivatives as part of its overall investment technique to gain or lessen exposure to various securities, markets and currencies.

Derivatives typically involve greater risks than traditional investments. It is generally more difficult to ascertain the risk of, and to properly value, derivative contracts. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Derivatives are usually less liquid than traditional securities and are subject to counterparty risk (the risk that the other party to the contract will default or otherwise not be able to perform its contractual obligations). In addition, some derivatives transactions may involve potentially unlimited losses. Derivative contracts entered into for hedging purposes may also subject the fund to losses if the contracts do not correlate with the assets, indexes or rates they were designed to hedge. Gains and losses derived from hedging transactions are, therefore, more dependent upon the subadviser’s ability to correctly predict the movement of the underlying asset prices, indexes or rates. The fund’s use of derivatives may also increase the amount of taxes payable by shareholders.

Equity Securities

Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product). Equity securities also are subject to “stock market risk,” meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by the fund goes down, the value of the fund’s shares will be affected.

Exchange-Traded Funds (“ETFs”)

ETFs invest in a portfolio of securities designed to track a particular market segment or index. The risks associated with investing in ETFs generally reflect the risks of owning shares of the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. Assets invested in ETFs incur a layering of expenses, including operating costs and advisory fees that fund shareholders indirectly bear; such expenses may exceed the expenses the fund would incur if it invested directly in the underlying portfolio of securities the ETF is designed to track. Shares of ETFs trade on a securities exchange and may trade at, above, or below their net asset value.

Foreign Investing

Investing in securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies, and the values of non-U.S. securities may be more volatile than those of U.S. securities. The values of non-U.S. securities are subject to economic and political developments in countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies, and to changes in currency exchange rates. Values may also be affected by restrictions on receiving the investment proceeds from a non-U.S. country.

In general, less information is publicly available about non-U.S. companies than about U.S. companies. Non-U.S. companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Certain foreign issuers classified as passive foreign investment companies may be subject to additional taxation risk.

Virtus Mutual Funds	43

•

Currency Rate Risk. Because the foreign securities in which the fund invests generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the fund’s net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. Because the value of the fund’s shares is calculated in U.S. dollars, it is possible for the fund to lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the fund’s holdings goes up. Generally, a strong U.S. dollar relative to such other currencies will adversely affect the value of the fund’s holdings in foreign securities.

•

Emerging Market Investing Risk. The risks of foreign investments are generally greater in countries whose markets are still developing than they are in more developed markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. They may also have policies that restrict investment by foreigners, or that prevent foreign investors from withdrawing their money at will. Certain emerging markets may also face other significant internal or external risks, including the risk of war and civil unrest. For all of these reasons, investments in emerging markets may be considered speculative.

To the extent that a fund invests a significant portion of its assets in a particular emerging market, the fund will be more vulnerable to financial, economic, political and other developments in that country, and conditions that negatively impact that country will have a greater impact on the fund as compared with a fund that does not have its holdings concentrated in a particular country.

•

Foreign Currency Transactions. Certain funds may engage in foreign currency transactions, including foreign currency forward contracts, options, swaps and other similar strategic transactions in connection with its investments in securities of non-U.S. companies. These transactions are designed to hedge the fund’s exposure to foreign currency risks; however, such investments may not prove successful or may have the effect of limiting gains from favorable market movements.

Illiquid and Restricted Securities

Certain securities in which the fund invests may be difficult to sell at the time and price beneficial to the fund, for example due to low trading volumes or legal restrictions. When there is no willing buyer or a security cannot be readily sold, the fund may have to sell at a lower price or may be unable to sell the security at all. The sale of such securities may also require the fund to incur expenses in addition to those normally associated with the sale of a security.

Infrastructure-Related Investments

Infrastructure-related entities are subject to a variety of factors that may adversely affect their business or operations including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.

Investment Grade Securities

A fund may invest in all types of long-term or short-term investment-grade debt obligations of U.S. issuers. In addition to the types of securities mentioned in connection with the fund’s principal investment strategies, the fund may also invest in other bonds, debentures, notes, municipal bonds, equipment lease certificates, equipment trust certificates, conditional sales contracts and commercial paper. Debt securities with lower credit ratings have a higher risk of default on payment of principal and interest and securities with longer maturities are subject to greater price fluctuations in response to changes in interest rates. If interest rates rise, the value of debt securities generally will fall.

Mortgage-Backed and Asset-Backed Securities

Mortgage-backed securities represent interests in pools of residential mortgage loans purchased from individual lenders by a Federal agency or originated and issued by private lenders. Asset-backed securities represent interests in pools of underlying assets such as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. These two types of securities share many of the same risks.

44	Virtus Mutual Funds

The impairment of the value of collateral or other assets underlying a mortgage-backed or asset-backed security, such as that resulting from non-payment of loans, may result in a reduction in the value of such security and losses to a fund.

Early payoffs in the loans underlying such securities may result in the fund receiving less income than originally anticipated. The variability in prepayments will tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise. In the event of high prepayments, the fund may be required to invest proceeds at lower interest rates, causing the fund to earn less than if the prepayments had not occurred. Conversely, rising interest rates may cause prepayments to occur at a slower than expected rate, which may effectively change a security that was considered short- or intermediate-term into a long-term security. Long-term securities tend to fluctuate in value more widely in response to changes in interest rates than shorter-term securities.

Mutual Fund Investing

Through its investments in other mutual funds, the fund is exposed to not only to the risks of the underlying funds’ investments but also to certain additional risks. Assets invested in other mutual funds incur a layering of expenses, including operating costs, advisory fees and administrative fees that you, as a shareholder in the fund, indirectly bear. Such fees and expenses may exceed the fees and expenses the fund would have incurred if it invested in the underlying fund’s assets directly. To the extent that the expense ratio of an underlying fund changes, the weighted average operating expenses borne by the fund may increase or decrease. An underlying fund may change its investment objective or policies without the approval of the fund, and the fund might be forced to withdraw its investment from the underlying fund at a time that is unfavorable to the fund. If the fund invests in closed-end funds, it may incur added expenses such as additional management fees and trading costs and additional risks associated with trading at a discount to NAV and use of leverage.

Repurchase Agreements

A fund may invest in repurchase agreements with commercial banks, brokers and dealers considered by the adviser to be creditworthy. Such agreements subject the fund to the risk of default or insolvency of the counterparty.

Securities Lending

A fund may loan portfolio securities with a value up to one-third of its total assets to increase its investment returns. If the borrower is unwilling or unable to return the borrowed securities when due, the respective fund can suffer losses. In addition, there is a risk of delay in receiving additional collateral or in the recovery of the securities, and a risk of loss of rights in the collateral, in the event that the borrower fails financially. There is also a risk that the value of the investment of the collateral could decline, causing a loss to the fund.

Short-Term Investments

Short-term investments include money market instruments, repurchase agreements, certificates of deposits and bankers’ acceptances and other short-term instruments that are not U.S. Government securities. These securities generally present less risk than many other investments, but they are generally subject to credit risk and may be subject to other risks as well.

Variable Rate, Floating Rate and Variable Amount Securities

Variable rate, floating rate, or variable amount securities are generally short-term, unsecured, fluctuating, interest-bearing notes of private issuers. The absence of an active secondary market with respect to certain such instruments could make it difficult for the fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods that the fund is not entitled to exercise its demand rights, and the fund could, for these or other reasons, suffer a loss with respect to such instruments.

When-Issued and Delayed-Delivery Securities

Certain securities may be purchased on a when-issued or delayed-delivery basis. The value of the security on settlement date may be more or less than the price paid as a result of changes in interest rates and market conditions. If the value on settlement date is less, the value of your shares may decline.

Zero Coupon, Step Coupon, Deferred Coupon and PIK Bonds

A fund may invest in any combination of zero coupon and step coupon bonds and bonds on which interest is payable in kind (“PIK”). The market prices of these bonds generally are more volatile than the market prices of securities that pay interest on a regular basis. Since the fund will not receive cash payments earned on these securities on a current basis, the fund may be required to make distributions from other sources. This may result in higher portfolio turnover rates and the sale of securities at a time that is less favorable.

Virtus Mutual Funds	45

The funds may buy other types of securities or employ other portfolio management techniques. Please refer to the SAI for more detailed information about these and other investment techniques of the funds.

Pricing of Fund Shares

How is the Share Price determined?

Each fund calculates a share price for each class of its shares. The share price for each class is based on the net assets of the fund and the number of outstanding shares of that class. In general, each fund calculates a share price for each class by:

•	adding the values of all securities and other assets of the fund;

•	subtracting liabilities; and

•	dividing the result by the total number of outstanding shares of that class.

Assets: Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price. Shares of other investment companies are valued at such companies’ net asset values (“NAVs”). Debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service, which in determining value utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Other assets, such as accrued interest, accrued dividends and cash are also included in determining a fund’s NAV. As required, some securities and assets are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.

Liabilities: Accrued liabilities for class-specific expenses (if any), distribution fees, service fees and other liabilities are deducted from the assets of each class. Accrued expenses and liabilities that are not class specific (such as management fees) are allocated to each class in proportion to each class’s net assets except where an alternative allocation can be more appropriately made.

Net Asset Value: The liabilities allocated to a class are deducted from the proportionate interest of such class in the assets of the applicable fund. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class’s NAV per share.

The NAV per share of each class of each fund is determined as of the close of regular trading (normally 4:00 PM eastern time) on days when the New York Stock Exchange (“NYSE”) is open for trading. A fund will not calculate its NAV per share class on days when the NYSE is closed for trading. If a fund (or underlying fund, as applicable) holds securities that are traded on foreign exchanges that trade on weekends or other holidays when the funds do not price their shares, the NAV of the funds’ shares may change on days when shareholders will not be able to purchase or redeem the funds’ shares.

How are securities fair valued?

If market quotations are not readily available or available prices are not reliable, the funds (or underlying funds, as applicable) determine a “fair value” for an investment according to policies and procedures approved by the Board of Trustees. The types of assets for which such pricing might be required include (i) securities whose trading has been suspended; (ii) securities where the trading market is unusually thin or trades have been infrequent; (iii) debt securities that have recently gone into default and for which there is no current market quotation; (iv) a security whose market price is not available from an independent pricing source and for which otherwise reliable quotes are not available; (v) securities of an issuer that has entered into a restructuring; (vi) a security whose price as provided by any pricing source does not, in the opinion of the adviser/subadviser, reflect the security’s market value; (vii) foreign securities subject to trading collars for which no or limited trading takes place; and (viii) securities where the market quotations are not readily available as a result of “significant” events. This list is not inclusive of all situations that may require a security to be fair valued, nor is it intended to be conclusive in determining whether a specific event requires fair valuation.

The value of any portfolio security held by a fund for which market quotations are not readily available shall be determined in good faith and in a manner that assesses the security’s “fair value” on the valuation date (i.e., the amount that the fund

46	Virtus Mutual Funds

might reasonably expect to receive for the security upon its current sale), based on a consideration of all available facts and all available information, including, but not limited to, the following: (i) the fundamental analytical data relating to the investment; (ii) an evaluation of the forces which influence the market in which these securities are purchased and sold (e.g., the existence of merger proposals or tender offers that might affect the value of the security); (iii) price quotes from dealers and/or pricing services; (iv) an analysis of the company’s financial statements; (v) trading volumes on markets, exchanges or among dealers; (vi) recent news about the security or issuer; (vii) changes in interest rates; (viii) information obtained from the issuer, analysts, other financial institutions and/or the appropriate stock exchange (for exchange traded securities); (ix) whether two or more dealers with whom the adviser/subadviser regularly effects trades are willing to purchase or sell the security at comparable prices; (x) other news events or relevant matters; and (xi) government (domestic or foreign) actions or pronouncements.

Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the fund calculates its NAV (generally, the close of regular trading on the NYSE) that may impact the value of securities traded in these foreign markets. In such cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

The value of a security, as determined using the funds’ fair valuation procedures, may not reflect such security’s market value.

At what price are shares purchased?

All investments received by the funds’ authorized agents in good order prior to the close of regular trading on the NYSE (normally 4:00 PM eastern time) will be executed based on that day’s NAV. Shares credited to your account from the reinvestment of fund distributions will be in full and fractional shares that are purchased at the closing net asset value on the next business day on which the respective fund’s NAV is calculated following the dividend record date.

Sales Charges

What are the classes and how do they differ?

Presently, each fund offers three classes of shares. With the exception of Class I Shares, each class of shares has different sales and distribution charges. (See “Fees and Expenses” in each fund’s “Fund Summary,” previously in this prospectus.) For certain classes of shares, the funds have adopted distribution and service plans allowed under Rule 12b-1 of the Investment Company Act of 1940, as amended, that authorize the funds to pay distribution and service fees for the sale of their shares and for services provided to shareholders.

What arrangement is best for you?

The different classes of shares permit you to choose the method of purchasing shares that is most beneficial to you. In choosing a class of shares, consider the amount of your investment, the length of time you expect to hold the shares, whether you decide to receive distributions in cash or to reinvest them in additional shares, and any other personal circumstances. Depending upon these considerations, the accumulated distribution and service fees and contingent deferred sales charges of one class of shares may be more or less than the initial sales charge and accumulated distribution and service fees of another class of shares bought at the same time. Because distribution and service fees are paid out of a fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Your financial representative should recommend only those arrangements that are suitable for you based on known information. In certain instances, you may be entitled to a reduction or waiver of sales charges. For instance, you may be entitled to a sales charge discount on Class A Shares if you purchase more than certain breakpoint amounts. You should inform or inquire of your financial representative whether or not you may be entitled to a sales charge discount attributable to your total holdings in a fund or affiliated funds. To determine eligibility for a sales charge discount, you may aggregate all of your accounts (including joint accounts, retirement accounts such as IRAs, non-IRAs, etc.) and those of your spouse and minor children. The financial representative may request you to provide an account statement or other holdings information to determine your eligibility for a breakpoint and to make certain all involved parties have the necessary data. Additional information about the classes of shares offered, sales charges, breakpoints and discounts follows in this section and also may be found in the SAI in the section entitled “How to Buy Shares.” This information is available free of charge, and in a clear and prominent format, at the Individual Investors section of the Virtus Mutual Funds’ Web site at virtus.com. Please be sure that you fully understand these choices before investing. If you or your financial representative requires additional assistance, you may also contact Mutual Fund Services by calling toll-free (800) 243-1574.

Virtus Mutual Funds	47

Class A Shares. If you purchase Class A Shares, you will pay a sales charge at the time of purchase equal to the following: for Virtus Emerging Markets Debt Fund, 3.75% of the offering price (3.90% of the amount invested), and for the other funds, 5.75% of the offering price (6.10% of the amount invested). The sales charge may be reduced or waived under certain conditions. (See “Initial Sales Charge Alternative—Class A Shares” below.) Generally, Class A Shares are not subject to any charges by the fund when redeemed; however, a contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions within 18 months on exchanges from a Virtus non-money market fund into a Virtus money market fund and purchases on which a finder’s fee has been paid.

For all Virtus fixed income funds, the CDSC is 0.50%; for all other Virtus Mutual Funds, the CDSC is 1.00%. The 18-month period begins on the last day of the month preceding the month in which the purchase was made. Class A Shares have lower distribution and service fees (0.25%) and generally pay higher dividends than Class C Shares.

Class C Shares. If you purchase Class C Shares, you will not pay a sales charge at the time of purchase. If you sell your Class C Shares within the first year after they are purchased, you will pay a deferred sales charge of 1%. (See “Deferred Sales Charge Alternative—Class C Shares” below.) Class C Shares do not convert to any other class of shares of the fund, so the higher distribution and service fees paid by Class C Shares continue for the life of the account.

Class I Shares. Class I shares are offered primarily to clients of financial intermediaries that (i) charge such clients an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the distributor to offer Class I shares through a no-load network or platform. Such clients may include pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations. Class I shares are also offered to private and institutional clients of, or referred by, the adviser, a subadviser or their affiliates, and to Trustees of the funds and directors, officers and employees of Virtus and its affiliates. If you are eligible to purchase and do purchase Class I Shares, you will pay no sales charge at any time. There are no distribution and service fees applicable to Class I Shares. For additional information about purchasing Class I Shares, please contact Mutual Fund Services by calling (800) 243-1574.

Initial Sales Charge Alternative—Class A Shares

The public offering price of Class A Shares is the NAV plus a sales charge that varies depending on the size of your purchase. (See “Class A Shares—Reduced Initial Sales Charges” in the SAI.) Shares purchased based on the automatic reinvestment of income dividends or capital gain distributions are not subject to any sales charges. The sales charge is divided between your investment dealer and VP Distributors, LLC (“the Distributor.”)

Sales Charge you may pay to purchase Class A Shares

Virtus Emerging Markets Debt Fund

	Sales Charge as a Percentage of
Amount of Transaction at Offering Price	Offering Price	Amount Invested
Under $50,000	3.75%	3.90%
$50,000 but under $100,000	3.50	3.63
$100,000 but under $250,000	3.25	3.36
$250,000 but under $500,000	2.25	2.30
$500,000 but under $1,000,000	1.75	1.78
$1,000,000 or more	None	None
All Other Funds
	Sales Charge as a percentage of
Amount of Transaction at Offering Price	Offering Price	Net Amount Invested
Under $50,000	5.75%	6.10%
$50,000 but under $ 100,000	4.75	4.99
$100,000 but under $ 250,000	3.75	3.90
$250,000 but under $ 500,000	2.75	2.83
$500,000 but under $ 1,000,000	2.00	2.04
$1,000,000 or more	None	None

48	Virtus Mutual Funds

Class A Sales Charge Reductions and Waivers

Investors may reduce or eliminate sales charges applicable to purchases of Class A Shares through utilization of Combination Purchase Privilege, Letter of Intent, Right of Accumulation, Purchase by Associations or the Account Reinstatement Privilege. These programs are summarized below and are described in greater detail in the SAI. Investors buying Class A Shares on which a finder’s fee has been paid may incur a CDSC if they redeem their shares within 18 months of purchase. For all Virtus fixed income funds, the CDSC is 0.50%; for all other Virtus Mutual Funds, the CDSC is 1.00%.

Combination Purchase Privilege. Your purchase of any class of shares of these funds or any other Virtus Mutual Fund (other than any Virtus money market fund), if made at the same time by the same person, will be added together with any existing Virtus Mutual Fund account values to determine whether the combined sum entitles you to an immediate reduction in sales charges. A “person” is defined in this and the following sections as (a) any individual, their spouse and minor children purchasing shares for his or their own account (including an IRA account) including his or their own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or certain Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to accounts over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.

Letter of Intent. If you sign a Letter of Intent, your purchase of any class of shares of these funds or any other Virtus Mutual Fund (other than any Virtus money market fund), if made by the same person within a 13-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and the Distributor. Shares worth 5% of the amount of each purchase will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charges applicable to the shares actually purchased in the event the full intended amount is not purchased.

Right of Accumulation. The value of your account(s) in any class of shares of these funds or any other Virtus Mutual Fund (other than any Virtus money market fund) if made over time by the same person, may be added together at the time of each purchase to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor at the time of purchase to exercise this right.

Purchase by Associations. Certain groups or associations may be treated as a “person” and qualify for reduced Class A Share sales charges. The group or association must: (1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; and (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

Account Reinstatement Privilege. Subject to the funds’ policies and procedures regarding market timing, for 180 days after you sell your Class A on which you have previously paid a sales charge, you may purchase Class A Shares of any Virtus Mutual Fund at NAV, with no sales charge, by reinvesting all or part of your proceeds, but not more.

Sales at Net Asset Value. In addition to the programs summarized above, the funds may sell their Class A Shares at NAV without an initial sales charge to certain types of accounts or account holders, including, but not limited to: trustees of the Virtus Mutual Funds; directors, officers, employees and sales representatives of the adviser, subadviser (if any) or Distributor or a corporate affiliate of the adviser, subadviser or Distributor; private clients of an adviser or subadviser to any of the Virtus Mutual Funds; registered representatives and employees of dealers with which the Distributor has sales agreements; and certain qualified employee benefit plans, endowment funds or foundations. Please see the SAI for more information about qualifying for purchases of Class A Shares at NAV.

Deferred Sales Charge Alternative—Class C Shares

Class C Shares are purchased without an initial sales charge; however, shares sold within a specified time period are subject to a declining CDSC at the rates listed below. The sales charge will be multiplied by the then current market value or the initial cost of the shares being redeemed, whichever is less. No sales charge will be imposed on increases in NAV or on shares purchased through the reinvestment of income dividends or capital gain distributions. To minimize the sales charge, shares not subject to any charge will be redeemed first, followed by shares held the longest time. To calculate the number of shares owned and time period held, all Class C Shares are considered purchased on the trade date.

Virtus Mutual Funds	49

Deferred Sales Charge you may pay to sell Class C Shares

All Funds

Year	1	2+
CDSC	1%	0%

Compensation to Dealers

Dealers with whom the Distributor has entered into sales agreements receive a discount or commission on Class A Shares as described below.

Virtus Emerging Markets Debt Fund

Amount of Transaction at Offering Price	Sales Charge as a Percentage of Offering Price	Sales Charge as a Percentage of Amount Invested	Dealer Discount as a Percentage of Offering Price
Under $50,000	3.75%	3.90%	3.25%
$50,000 but under $100,000	3.50	3.63	3.00
$100,000 but under $250,000	3.25	3.36	2.75
$250,000 but under $500,000	2.25	2.30	2.00
$500,000 but under $1,000,000	1.75	1.78	1.50
$1,000,000 or more	None	None	None

All Other Funds

Amount of Transaction at Offering Price	Sales Charge as a Percentage of Offering Price	Sales Charge as a Percentage of Amount Invested	Dealer Discount as a Percentage of Offering Price
Under $50,000	5.75%	6.10%	5.00%
$50,000 but under $ 100,000	4.75	4.99	4.25
$100,000 but under $ 250,000	3.75	3.90	3.25
$250,000 but under $ 500,000	2.75	2.83	2.25
$500,000 but under $ 1,000,000	2.00	2.04	1.75
$1,000,000 or more	None	None	None

With respect to Class C Shares, the Distributor intends to pay investment dealers a sales commission of 1% of the sale price of Class C Shares. (This sales commission will not be paid to dealers for sales of Class C Shares purchased by 401(k) participants of the Merrill Lynch Daily K Plan due to a waiver of the CDSC for these plan participants’ purchases.) Your broker, dealer or financial advisor may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.

Dealers and other entities that enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of these funds and/or for providing other shareholder services. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services; provision of recordkeeping and administrative services to qualified employee benefit plans; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the funds through distribution fees, service fees or transfer agent fees or, in some cases, the Distributor may pay certain fees from its own profits and resources.

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From its own profits and resources, the Distributor may, from time to time, make payments to qualified wholesalers, registered financial institutions and third party marketers for marketing support services and/or retention of assets. Among others, the Distributor has agreed to make such payments for marketing support services to AXA Advisors, LLC. Additionally, for Virtus fixed income funds, the Distributor may pay broker-dealers a finder’s fee in an amount equal to 0.50% of eligible Class A Share purchases from $1,000,000 to $3,000,000 and 0.25% on amounts greater than $3,000,000. For all other Virtus Mutual Funds, the Distributor may pay broker-dealers a finder’s fee in an amount equal to 1.00% of eligible Class A Share purchases from $1,000,000 to $3,000,000, 0.50% on amounts of $3,000,001 to $10,000,000, and 0.25% on amounts greater than $10,000,000. Purchases by an account in the name of a qualified employee benefit plan are eligible for a finder’s fee only if such plan has at least 100 eligible employees. A CDSC may be imposed on certain redemptions of such investments within 18 months of purchase. For all Virtus fixed income funds, the CDSC is 0.50%; for all other Virtus Mutual Funds, the CDSC is 1.00%. For purposes of determining the applicability of the CDSC, the 18-month period begins on the last day of the month preceding the month in which the purchase was made. The Distributor will also pay broker-dealers a service fee of 0.25% beginning in the thirteenth month following purchase of Class A Shares on which a finder’s fee has been paid. The Distributor reserves the right to discontinue or alter such fee payment plans at any time.

From its own resources or pursuant to the distribution and shareholder servicing plans, and subject to the dealers’ prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives’ or dealers’ achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A Shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

The Distributor has agreed to pay fees to certain distributors for preferred marketing opportunities. These arrangements may be viewed as creating a conflict of interest between these distributors and investors. Investors should make due inquiry of their selling agents to ensure that they are receiving the requisite point of sale disclosures and suitable recommendations free of any influence by reason of these arrangements.

Your Account

Opening an Account

Your financial advisor can assist you with your initial purchase as well as all phases of your investment program. If you are opening an account by yourself, please follow the instructions outlined below. These procedures do not apply to purchases of Class I Shares. For information about purchasing Class I Shares, please contact Mutual Fund Services by calling (800) 243-1574.

The funds have established the following preferred methods of payment for fund shares:

•	Checks drawn on an account in the name of the investor and made payable to Virtus Mutual Funds;

•	Checks drawn on an account in the name of the investor’s company or employer and made payable to Virtus Mutual Funds; or

•	Wire transfers or Automated Clearing House (“ACH”) transfers from an account in the name of the investor, or the investor’s company or employer.

Payment in other forms may be accepted at the discretion of the funds; however, the funds generally do not accept such other forms of payment as cash equivalents (such as traveler’s checks, cashier’s checks, money orders or bank drafts), starter checks, credit card convenience checks, or certain third party checks. Please specify the name(s) of the fund or funds in which you would like to invest on the check or transfer instructions.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. Accordingly, when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. We may check the information you provide against publicly available databases, information obtained from consumer reporting agencies, other financial institutions or other sources. If, after reasonable effort, we cannot verify your identity, we reserve the right to close the account and redeem the shares at the NAV next calculated after the decision is made by us to close the account.

Virtus Mutual Funds	51

Step 1.

Your first choice will be the initial amount you intend to invest.

Minimum initial investments:

•

$100 for individual retirement accounts (IRAs), accounts that use the systematic exchange privilege or accounts that use the Systematic Purchase program. (See below for more information on the Systematic Purchase program.)

•

There is no initial dollar requirement for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into another account. Additionally, shareholders who own Class B Shares of a fund may purchase Class A Shares or Class C Shares of the same fund without regard to the minimum initial investment requirements.

•	$2,500 for all other accounts.

Minimum additional investments:

•	$100 for any account.

•

There is no minimum additional investment requirement for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans. There is also no minimum additional investment requirement for reinvesting dividends and capital gains into an existing account.

The funds reserve the right to refuse a purchase order for any reason.

Step 2.

Your second choice will be what class of shares to buy. Each share class has different sales and distribution charges. Because all future investments in your account will be made in the share class you choose when you open your account, you should make your decision carefully. Your financial advisor can help you pick the share class that makes the most sense for your situation.

Step 3.

Your next choice will be how you want to receive any dividends and capital gain distributions. Your options are:

•	Receive both dividends and capital gain distributions in additional shares;

•	Receive dividends in additional shares and capital gain distributions in cash;

•	Receive dividends in cash and capital gain distributions in additional shares; or

•	Receive both dividends and capital gain distributions in cash.

No interest will be paid on uncashed distribution checks.

How to Buy Shares

To Open An Account (Class A and Class C Shares only)
Through a financial advisor	Contact your advisor. Some advisors may charge a fee and may set different minimum investments or limitations on buying shares.
Through the mail	Complete a New Account Application and send it with a check payable to the fund. Mail them to: Virtus Mutual Funds, P.O. Box 9874, Providence, RI 02940-8074.
Through express delivery	Complete a New Account Application and send it with a check payable to the fund. Send them to: Virtus Mutual Funds, 4400 Computer Drive, Westborough, MA 01581-1722.
By Federal Funds wire	Call us at (800) 243-1574 (press 1, then 0).
By Systematic Purchase	Complete the appropriate section on the application and send it with your initial investment payable to the fund. Mail them to: Virtus Mutual Funds, P.O. Box 9874, Providence, RI 02940-8074.
By telephone exchange	Call us at (800) 243-1574 (press 1, then 0).

52	Virtus Mutual Funds

The price at which a purchase is effected is based on the NAV determined after receipt of a purchase order in good order by the funds’ Transfer Agent. A purchase order is generally in “good order” if an acceptable form of payment accompanies the purchase order and the order includes the appropriate application(s) and/or other form(s) and any supporting legal documentation required by the Transfer Agent, each in legible form.

Each fund reserves the right to refuse any order that may disrupt the efficient management of that fund.

How to Sell Shares

You have the right to have the funds buy back shares at the NAV next determined after receipt of a redemption order by the funds’ Transfer Agent or an authorized agent. In the case of a Class C Share Share redemption, and certain Class A Share redemptions, you will be subject to the applicable contingent deferred sales charge, if any, for such shares. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The funds do not charge any redemption fees. Payment for shares redeemed is generally made within seven days; however, redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.

To Sell Shares (Class A and Class C Shares only)
Through a financial advisor	Contact your advisor. Some advisors may charge a fee and may set different minimums on redemptions of accounts.
Through the mail	Send a letter of instruction to: Virtus Mutual Funds, P.O. Box 9874, Providence, RI 02940-8074. Be sure to include the registered owner’s name, fund and account number and number of shares or dollar value you wish to sell.
Through express delivery	Send a letter of instruction to: Virtus Mutual Funds, 4400 Computer Drive, Westborough, MA 01581-1722. Be sure to include the registered owner’s name, fund and account number and number of shares or dollar value you wish to sell.
By telephone	For sales up to $50,000, requests can be made by calling (800) 243-1574.
By telephone exchange	Call us at (800) 243-1574 (press 1, then 0).
By check (fixed income funds only)	If you selected the checkwriting feature, you may write checks for amounts of $250 or more. Checks may not be used to close accounts.

Things You Should Know When Selling Shares

You may realize a taxable gain or loss (for federal income tax purposes) if you redeem shares of the funds. Each fund reserves the right to pay large redemptions “in kind” (i.e., in securities owned by the fund) rather than in cash. Large redemptions are those that exceed $250,000 or 1% of the fund’s net assets, whichever is less, over any 90-day period. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if a redemption is requested by anyone but the shareholder(s) of record. Transfers between broker-dealer “street” accounts are governed by the accepting broker-dealer.

Questions regarding this type of transfer should be directed to your financial advisor. Redemption requests will not be honored until all required documents, in proper form, have been received. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the funds’ Transfer Agent at (800) 243-1574.

Virtus Mutual Funds	53

Redemptions by Mail

â	If you are selling shares held individually, jointly, or as custodian under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act:

Send a clear letter of instruction if both of these apply:

—	The proceeds do not exceed $50,000.

—	The proceeds are payable to the registered owner at the address on record.

Send a clear letter of instruction with a signature guarantee when any of these apply:

—	You are selling more than $50,000 worth of shares.

—	The name or address on the account has changed within the last 30 days.

—	You want the proceeds to go to a different name or address than on the account.

â	If you are selling shares held in a corporate or fiduciary account, please contact the funds’ Transfer Agent at (800) 243-1574.

If required, the signature guarantee must be a STAMP 2000 Medallion guarantee and be made by an eligible guarantor institution as defined by the funds’ Transfer Agent in accordance with its signature guarantee procedures. Guarantees using previous technology medallions will not be accepted. As of the date of the Prospectus, the Transfer Agent’s signature guarantee procedures generally permit guarantees by banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

Selling Shares by Telephone

The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing.

The individual investor bears the risk from instructions given by an unauthorized third-party that the Transfer Agent reasonably believed to be genuine.

The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days’ notice to shareholders, except for instances of disruptive trading or market timing; in such cases, the telephone redemption privilege may be suspended immediately, followed by written notice. (See “Disruptive Trading and Market Timing” in this prospectus.)

During times of drastic economic or market changes, telephone redemptions may be difficult to make or temporarily suspended.

Account Policies

Account Reinstatement Privilege

Subject to the funds’ policies and procedures regarding market timing, for 180 days after you sell your Class A Shares on which you have previously paid a sales charge, you may purchase Class A Shares of any Virtus Mutual Fund at NAV, with no sales charge, by reinvesting all or part of your proceeds, but not more. Send your written request to Virtus Mutual Funds, P.O. Box 9874, Providence, RI 02940-8074. You can call us at (800) 243-1574 for more information.

Please remember, a redemption and reinvestment are considered to be a sale and purchase for tax-reporting purposes. Shareholders who have had the contingent deferred sales charge waived because they are in the Systematic Withdrawal Program are not eligible for this reinstatement privilege.

Annual Fee on Small Accounts

To help offset the costs associated with maintaining small accounts, Virtus Mutual Funds reserve the right to assess an annual $25 small account fee on fund accounts with a balance below $2,500. The small account fee may be waived in certain circumstances, such as for accounts that have elected electronic delivery of statements/regulatory documents and accounts owned by shareholders having multiple accounts with a combined value of over $25,000. The small account fee does not apply to accounts held through a financial intermediary.

The small account fee will be collected through the automatic sale of shares in your account. We will send you written notice before we charge the $25 fee so that you may increase your account balance above the minimum, sign up for electronic delivery, consolidate your accounts or liquidate your account. You may take these actions at any time by contacting your investment professional of the Transfer Agent.

54	Virtus Mutual Funds

Redemption of Small Accounts

Due to the high cost of maintaining small accounts, if your redemption activity causes your account balance to fall below $200, you may receive a notice requesting you to bring the balance up to $200 within 60 days. If you do not, the shares in the account will be sold at NAV, and a check will be mailed to the address of record.

Distributions of Small Amounts

Distributions in amounts less than $10 will automatically be reinvested in additional shares of the applicable fund.

Uncashed Checks

If any correspondence sent by a fund is returned by the postal or other delivery service as “undeliverable,” your dividends or any other distribution may be automatically reinvested in the respective fund.

If your distribution check is not cashed within six months, the distribution may be reinvested in the fund at the current NAV. You will not receive any interest on uncashed distribution or redemption checks. This provision may not apply to certain retirement or qualified accounts.

Inactive Accounts

As required by the laws of certain states, if no activity occurs in an account within the time period specified by your state law, the assets in your account may be transferred to the state.

Exchange Privileges

You should read the prospectus of the Virtus Mutual Fund(s) into which you want to make an exchange before deciding to make an exchange. You can obtain a prospectus from your financial advisor or by calling us at (800) 243-4361, or accessing our Web site at virtus.com.

—

You may exchange shares of one fund for the same class of shares of another Virtus Mutual Fund (e.g., Class A Shares for Class A Shares). Class C Shares are also exchangeable for Class T Shares of those Virtus Mutual Funds offering them. Exchange privileges may not be available for all Virtus Mutual Funds and may be rejected or suspended.

—

On exchanges into Class A of a Virtus money market fund from Class A of a Virtus non-money market fund made within 18 months of a finder’s fee being paid on such Virtus non-money market fund shares, a CDSC may be assessed on exchange proceeds. For all Virtus fixed income funds, the CDSC is 0.50%; for all other Virtus Mutual Funds, the CDSC is 1.00%.

—	Exchanges may be made by telephone ((800) 243-1574) or by mail (Virtus Mutual Funds, P.O. Box 9874, Providence, RI 02940-8074).

—	The amount of the exchange must be equal to or greater than the minimum initial investment required, unless the minimum has been waived (as described in the SAI).

—	The exchange of shares is treated as a sale and a purchase for federal income tax purposes.

—

In certain circumstances, a fund or the distributor may enter into an agreement with a financial intermediary to permit exchanges from one class of a fund into another class of the same fund, subject to certain conditions. Such exchanges will only be permitted if, among other things, the financial intermediary agrees to follow procedures established by the fund or distributor, which generally will require that the exchanges be carried out (i) within accounts maintained and controlled by the intermediary, (ii) on behalf of all or a particular segment of beneficial owners holding shares of the affected fund within those accounts, and (iii) all at once or within a given time period, or as agreed upon in writing by the fund or the distributor and the financial intermediary. A shareholder’s ability to make this type of exchange may be limited by operational or other limitations of his or her financial intermediary or the fund.

Virtus Mutual Funds	55

Disruptive Trading and Market Timing

These funds are not suitable for market timers and market timers are discouraged from becoming investors. Your ability to make exchanges among Virtus Mutual Funds is subject to modification if we determine, in our sole opinion, that your exercise of the exchange privilege may disadvantage or potentially harm the rights or interests of other shareholders.

Frequent purchases, redemptions and exchanges, programmed exchanges, exchanges into and then out of a fund in a short period of time, and exchanges of large amounts at one time may be indicative of market timing and otherwise disruptive trading (“Disruptive Trading”) which can have risks and harmful effects for other shareholders. These risks and harmful effects include:

—

dilution of the interests of long-term investors, if market timers or others exchange into a fund at prices that are below the true value or exchange out of a fund at prices that are higher than the true value;

—

an adverse effect on portfolio management, as determined by portfolio management in its sole discretion, such as causing the fund to maintain a higher level of cash than would otherwise be the case, or causing the fund to liquidate investments prematurely; and

—	reducing returns to long-term shareholders through increased brokerage and administrative expenses.

Additionally, the nature of the portfolio holdings of the Virtus Emerging Markets Debt Fund, Virtus Emerging Markets Equity Income Fund and Virtus International Small-Cap Fund may expose those funds to investors who engage in the type of market timing trading that seeks to take advantage of possible delays between the change in the value of a mutual fund’s portfolio holdings and the reflection of the change in the NAV of the fund’s shares, sometimes referred to as “time-zone arbitrage.” Arbitrage market timers seek to exploit possible delays between the change in the value of a mutual fund’s portfolio holdings and the NAV of the fund’s shares in funds that hold significant investments in foreign securities because certain foreign markets close several hours ahead of the U.S. markets. If an arbitrageur is successful, the value of the fund’s shares may be diluted if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon NAVs which do not reflect appropriate fair value prices.

In order to attempt to protect our shareholders from the potential harmful effects of Disruptive Trading, the funds’ Board of Trustees has adopted market timing policies and procedures designed to discourage Disruptive Trading. The Board has adopted these policies and procedures as a preventive measure to protect all shareholders from the potential effects of Disruptive Trading, while also abiding by any rights that shareholders may have to make exchanges and provide reasonable and convenient methods of making exchanges that do not have the potential to harm other shareholders.

Excessive trading activity is measured by the number of roundtrip transactions in an account. A roundtrip transaction is one where a shareholder buys and then sells, or sells and then buys, shares of any fund within 30 days. Shareholders of the funds are limited to one roundtrip transaction within any rolling 30-day period. Roundtrip transactions are counted at the shareholder level. In considering a shareholder’s trading activity, the funds may consider, among other factors, the shareholder’s trading history both directly and, if known, through financial intermediaries, in the funds, in other funds within the Virtus Mutual Fund complex, in non-Virtus mutual funds or in accounts under common control or ownership. We do not include exchanges made pursuant to the dollar cost averaging or other similar programs when applying our market timing policies. Systematic withdrawal and/or contribution programs, mandatory retirement distributions, and transactions initiated by a plan sponsor also will not count towards the roundtrip limits. The funds may permit exchanges that they believe, in the exercise of their judgment, are not disruptive. The size of the fund and the size of the requested transaction may be considered when determining whether or not the transaction would be disruptive.

Shareholders holding shares for at least 30 days following investment will ordinarily be in compliance with the funds’ policies regarding market timing. The funds may, however, take action if activity is deemed disruptive even if shares are held longer than 30 days, such as a request for a transaction of an unusually large size. The size of the fund and the size of the requested transaction may be considered when determining whether or not the transaction would be disruptive.

Under our market timing policies, we may modify your exchange privileges for some or all of the funds by not accepting an exchange request from you or from any person, asset allocation service, and/or market timing services made on your behalf. We may also limit the amount that may be exchanged into or out of any fund at any one time or could revoke your right to make Internet, telephone or facsimile exchanges. We may reinstate Internet, telephone and facsimile exchange privileges after they are revoked, but we will not reinstate these privileges if we have reason to believe that they might be used thereafter for Disruptive Trading.

The funds currently do not charge exchange or redemption fees, or any other administrative charges on fund exchanges. The funds reserve the right to impose such fees and/or charges in the future.

56	Virtus Mutual Funds

Orders for the purchase of fund shares are subject to acceptance by the relevant fund. We reserve the right to reject, without prior notice, any exchange request into any fund if the purchase of shares in the corresponding fund is not accepted for any reason.

The funds do not have any arrangements with any person, organization or entity to permit frequent purchases and redemptions of fund shares.

We may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement. The funds reserve the right to reject any purchase or exchange transaction at any time. If we reject a purchase or exchange for any reason, we will notify you of our decision in writing.

The funds cannot guarantee that their policies and procedures regarding market timing will be effective in detecting and deterring all Disruptive Trading.

Retirement Plans

Shares of the funds may be used as investments under the following retirement plans: traditional IRA, rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k) plans, profit-sharing, money purchase plans, and certain 403(b) plans. For more information, call (800) 243-4361.

Investor Services and Other Information

Systematic Purchase is a systematic investment plan that allows you to have a specified amount automatically deducted from your checking or savings account and then deposited into your mutual fund account. Just complete the Systematic Purchase Section on the application and include a voided check.

Systematic Exchange allows you to automatically move money from one Virtus Mutual Fund to another on a monthly, quarterly, semiannual or annual basis. Shares of one Virtus Mutual Fund will be exchanged for shares of the same class of another Virtus Mutual Fund at the interval you select. To sign up, just complete the Systematic Exchange Section on the application. Exchange privileges may not be available for all Virtus Mutual Funds, and may be rejected or suspended.

Telephone Exchange lets you exchange shares of one Virtus Mutual Fund for the same class of shares in another Virtus Mutual Fund, using our customer service telephone service. (See the “Telephone Exchange” section on the application.) Exchange privileges may not be available for all Virtus Mutual Funds, and may be rejected or suspended.

Systematic Withdrawal allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual, or annual basis. Sufficient shares from your account will be redeemed at the closing net asset value on the applicable payment date, with proceeds to be mailed to you or sent through ACH to your bank (at your selection). For payments to be mailed, shares will be redeemed on the 15th of the month so that the payment is made about the 20th of the month. For ACH payments, you may select the day of the month for the payments to be made; if no date is specified, the payments will occur on the 15th of the month. The minimum withdrawal is $25, and minimum account balance requirements continue to apply. Shareholders in the program must own Virtus Mutual Fund shares worth at least $5,000.

Disclosure of Fund Holdings. A description of the funds’ policies and procedures with respect to the disclosure of the funds’ portfolio securities is available in the SAI.

Virtus Mutual Funds	57

Tax Status of Distributions

The funds plan to make distributions from net investment income at intervals stated in the table below and to distribute net realized capital gains, if any, at least annually.

Fund	Dividend Paid
Virtus Emerging Markets Debt Fund	Monthly
Virtus Emerging Markets Equity Income Fund	Semiannually
Virtus Herzfeld Fund	Quarterly
Virtus International Small-Cap Fund	Semiannually
Virtus Wealth Masters Fund	Semiannually

Distributions of short-term capital gains (gains on securities held for a year or less) and net investment income are taxable to shareholders as ordinary income. Under the Jobs and Growth Tax Reconciliation Act of 2003, certain distributions of long-term capital gains and certain dividends are taxable at a lower rate than ordinary income for a limited number of years. This lower rate terminates for tax years after 2010. Long-term capital gains, if any, distributed to shareholders and which are designated by a fund as capital gain distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time you have owned your shares. For the Virtus Herzfeld Fund, the use of a fund of funds structure may affect the amount, timing and character of distributions to shareholders.

Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, cash or additional shares, are subject to federal income tax and may be subject to state, local and other taxes.

58	Virtus Mutual Funds

Appendix A

Additional Information about the Horizon Kinetics ISE Wealth Index

The Horizon Kinetics ISE Wealth Index (the “Index”) is a public index maintained by Horizon Kinetics, LLC, the parent company of the subadviser, and published by International Securities Exchange, LLC. The Index includes companies whose senior management has demonstrated a track record of skill and specific industry knowledge that has translated into high levels of long-term shareholder value creation. In many cases, these individuals have also used their respective companies as the primary means for accumulating substantial personal wealth. Due to this vested interest factor, these management teams often prioritize the creation of long-term shareholder value and, as a result, outperform the markets. That vested interest factor provides a unique predictive index variable as compared to traditional index classifications.

To be eligible for inclusion in the Index, companies must meet the following criteria:

•

an individual with significant wealth and in a control position that allows for substantial decision making authority such as the Chief Executive Officer or Chairman of the Board (A wealthy individual is defined as a person whose level of personal assets generally exceeds $500 million, as measured by public data)

•	listed on a U.S. exchange,

•	an operating company and not a closed-end fund or ETF,

•	market capitalization in excess of $100 million,

•	trailing three month average daily value traded greater than $1 million,

•	in the case of initial public offerings, the component security must have been publicly listed for at least two years.

The Index constituents are equally weighted and reviewed quarterly for eligibility with the weights reset accordingly.

The tables below show performance of the Horizon Kinetics ISE Wealth Index as compared with the performance of the S&P 500 Index. The Horizon Kinetics ISE Wealth Index and the S&P 500 Index are not available for direct investment and their performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio. Both indexes are calculated on a total return basis with dividends reinvested. The performance shown below is not the performance of the fund.

	Horizon Kinetics ISE Wealth Index	S&P 500 Index
Annual Returns (calendar year)
2002	-15.49%	-22.10%
2003	45.41%	28.71%
2004	17.97%	10.86%
2005	3.30%	4.93%
2006	22.61%	15.78%
2007	1.73%	5.49%
2008	-43.67%	-37.00%
2009	72.80%	26.46%
2010	31.51%	15.06%
2011	5.11%	2.11%

	1 Year	5 Years	10 Years	Since Inception of Horizon Kinetics ISE Wealth Index (1/31/91)(1)
Average Annual Total Return (for the periods ended 12/31/11)
Horizon Kinetics ISE Wealth Index	5.11%	6.48%	9.65%	12.61%
S&P 500® Index	2.11%	-0.25%	2.92%	8.80%

(1) The Horizon Kinetics ISE Wealth Index was created on August 8, 2011, and performance presented prior to the creation date has been back-tested. Back-tested performance is hypothetical (it does not reflect trading in actual accounts) and is provided for informational purposes to indicate historical performance had the index been available over the relevant period. Actual performance may be materially lower than that of the index or benchmark, as they do not include expenses and fees.

Virtus Mutual Funds	59

            c/o Virtus Mutual Funds

                    P.O. Box 9874

            Providence, RI 02940-8074

ADDITIONAL INFORMATION

You can find more information about the funds in the following documents:

Annual and Semiannual Reports

Annual and semiannual reports contain more information about the funds’ investments. The annual report discusses the market conditions and investment strategies that significantly affected the funds’ performance during the last fiscal year.

Statement of Additional Information (SAI)

The SAI contains more detailed information about the funds. It is incorporated by reference and is legally part of the prospectus.

To obtain free copies of these documents, you can download copies from the Individual Investors section of our Web site, virtus.com, or you can request copies by calling us toll-free at 1-800-243-1574.

Information about the funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (SEC) Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call 1-202-551-8090. This information is also available on the SEC’s Internet site at sec.gov. You may also obtain copies upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, DC 20549-6009 or by electronic request at publicinfo@sec.gov.

Mutual Fund Services: 1-800-243-1574

Investment Company Act File No. 811-7455	9-12
8020

VIRTUS OPPORTUNITIES TRUST

TICKER SYMBOL BY CLASS
FUND	A	B	C	I	T
Virtus Allocator Premium AlphaSectorSM Fund	VAAAX		VAACX	VAISX
Virtus AlphaSectorSM Rotation Fund	PWBAX		PWBCX	VARIX
Virtus Alternatives Diversifier Fund	PDPAX		PDPCX	VADIX
Virtus Bond Fund	SAVAX	SAVBX	SAVCX	SAVYX
Virtus CA Tax-Exempt Bond Fund	CTESX			CTXEX
Virtus Dynamic AlphaSector SM Fund	EMNAX	EMNBX	EMNCX	VIMNX
Virtus Emerging Markets Debt Fund	VEDAX		VEDCX	VIEDX
Virtus Emerging Markets Equity Income Fund	VEIAX		VEICX	VEIIX
Virtus Foreign Opportunities Fund	JVIAX		JVICX	JVXIX
Virtus Global Commodities Stock Fund	VGCAX		VGCCX	VGCIX
Virtus Global Infrastructure Fund	PGUAX		PGUCX	PGIUX
Virtus Global Opportunities Fund	NWWOX	WWOBX	WWOCX
Virtus Global Premium AlphaSectorSM Fund	VGPAX		VGPCX	VGPIX
Virtus Global Real Estate Securities Fund	VGSAX		VGSCX	VGISX
Virtus Greater Asia ex Japan Opportunities Fund	VGAAX		VGACX	VGAIX
Virtus Greater European Opportunities Fund	VGEAX		VGECX	VGEIX
Virtus Herzfeld Fund	VHFAX		VGFCX	VHFIX
Virtus High Yield Fund	PHCHX	PHCCX	PGHCX
Virtus International Equity Fund	VIEAX		VIECX	VIIEX
Virtus International Real Estate Securities Fund	PXRAX		PXRCX	PXRIX
Virtus International Small-Cap Fund	VISAX		VCISX	VIISX
Virtus Multi-Sector Fixed Income Fund	NAMFX	NBMFX	NCMFX	VMFIX
Virtus Multi-Sector Short Term Bond Fund	NARAX	PBARX	PSTCX	PIMSX	PMSTX
Virtus Premium AlphaSectorSM Fund	VAPAX		VAPCX	VAPIX
Virtus Real Estate Securities Fund	PHRAX	PHRBX	PHRCX	PHRIX
Virtus Senior Floating Rate Fund	PSFRX		PRSRX	PSFIX
Virtus Wealth Masters Fund	VWMAX		VWMCX	VWMIX

101 Munson Street

Greenfield, MA 01301

Statement of Additional Information

August 28, 2012

This Statement of Additional Information (“SAI”) is not a prospectus, but expands upon and supplements the information contained in the current Prospectuses for the Virtus Opportunities Trust (the “Trust”), dated January 31, 2012 and August 28, 2012 and should be read in conjunction with them. The SAI incorporates by reference certain information that appears in the Trust’s annual and semiannual reports, which are delivered to all investors. You may obtain a free copy of the Trust’s Prospectuses, annual or semiannual reports by visiting the Virtus Investment Partners Web site at virtus.com, by calling VP Distributors, LLC (“VP Distributors” or “Distributor”) at (800) 243-4361 or by writing to VP Distributors at 100 Pearl Street, Hartford, CT 06103.

Mutual Fund Services: (800) 243-1574

Adviser Consulting Group: (800) 243-4361

Telephone Orders: (800) 367-5877

Web site: virtus.com

8020B (8/12)

TABLE OF CONTENTS

THE TRUST

The Trust is an open-end management investment company which was organized under Delaware law in 1995 as a statutory trust. Prior to January 27, 2006, the Trust was named “Phoenix-Seneca Funds.” From January 27, 2006 to October 20, 2008, the Trust was named “Phoenix Opportunities Trust.” Currently the Trust is named Virtus Opportunities Trust. Prior to October 1, 2008, all the funds listed below had “Phoenix” in their names instead of “Virtus,” except for Virtus Allocator Premium AlphaSector Fund, Virtus AlphaSector Rotation Fund, Virtus Emerging Markets Debt Fund, Virtus Emerging Markets Equity Income Fund, Virtus Global Commodities Stock Fund, Virtus Global Premium AlphaSector Fund, Virtus Global Real Estate Securities Fund, Virtus Greater Asia ex Japan Opportunities Fund, Virtus Greater European Opportunities Fund, Virtus Herzfeld Fund, Virtus Insider Wealth Fund, Virtus International Equity Fund, Virtus International Small-Cap Fund and Virtus Premium AlphaSector Fund. The Trust consists of 27 separate Funds: Virtus Allocator Premium AlphaSector Fund (“Allocator Premium AlphaSector Fund”), Virtus AlphaSector Rotation Fund (“AlphaSector Rotation Fund”), Virtus Alternatives Diversifier Fund (“Alternatives Diversifier Fund”), Virtus Bond Fund (“Bond Fund”), Virtus CA Tax-Exempt Bond Fund (“CA Tax-Exempt Bond Fund”), Virtus Emerging Markets Debt Fund (“EM Debt Fund”), Virtus Emerging Markets Equity Income Fund (“EM Equity Income Fund”), Virtus Foreign Opportunities Fund (“Foreign Opportunities Fund”), Virtus Global Commodities Stock Fund (“Global Commodities Fund”), Virtus Global Infrastructure Fund (“Global Infrastructure Fund”), Virtus Global Opportunities Fund (“Global Opportunities Fund”), Virtus Global Premium AlphaSector Fund (“Global Premium AlphaSector Fund”), Virtus Global Real Estate Securities Fund (“Global Real Estate Fund”), Virtus Greater Asia ex Japan Opportunities Fund (“Greater Asia Fund”), Virtus Greater European Opportunities Fund (“Greater European Fund”), Virtus Herzfeld Fund (“Herzfeld Fund”), Virtus High Yield Fund (“High Yield Fund”), Virtus Insider Wealth Fund (“Insider Wealth Fund”), Virtus International Equity Fund (“International Equity Fund”), Virtus International Real Estate Securities Fund (“International Real Estate Fund”), Virtus International Small-Cap Fund (“International Small-Cap Fund”), Virtus Market Neutral Fund (“Market Neutral Fund”), Virtus Multi-Sector Fixed Income Fund (“Multi-Sector Fixed Income Fund”), Virtus Multi-Sector Short Term Bond Fund (“Multi-Sector Short Term Bond Fund”), Virtus Premium AlphaSector Fund (“Premium AlphaSector Fund”), Virtus Real Estate Securities Fund (“Real Estate Fund”), and Virtus Senior Floating Rate Fund (“Senior Floating Rate Fund”) (each a “Fund” and collectively, the “Funds”). In addition, Allocator Premium AlphaSector Fund, AlphaSector Rotation Fund, Global Premium AlphaSector Fund, and Premium AlphaSector Fund are referred to herein as the “AlphaSector Funds.” The Trust’s Prospectuses describe the investment objectives of the Funds and the strategies that each Fund will employ in seeking to achieve its investment objective. The respective investment objective(s) for Multi-Sector Short Term Bond Fund, Real Estate Fund and AlphaSector Rotation Fund is a fundamental policy and may not be changed without the vote of a majority of the outstanding voting securities of that Fund. The respective investment objective(s) for each of the other Funds is a non-fundamental policy of that Fund and may be changed without shareholder approval upon 60 days notice. The following discussion supplements the disclosure in the Prospectuses.

INVESTMENT RESTRICTIONS

The following investment restrictions have been adopted by the Trust with respect to each of the Funds. Except as otherwise stated, these investment restrictions are “fundamental” policies. A “fundamental” policy is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), to mean that the restriction cannot be changed without the vote of a “majority of the outstanding voting securities” of the Fund. A “majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

With respect to all of the Funds, except as noted, each Fund may not:

(1)    With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would, at the time, cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund. This restriction does not apply to the Alternatives Diversifier Fund, EM Debt Fund, Global Commodities Stock Fund, Global Real Estate Fund, International Real Estate Fund and Real Estate Fund.

(2)    Purchase securities if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities), except: (a) the Global Infrastructure Fund will concentrate its assets in the public infrastructure industry which includes, but is not limited to, companies engaged in the production, transmission or distribution of electric energy or gas, or in telephone services; (b) the Global Commodities Stock Fund will concentrate its assets in the commodities-related group of industries of base metals, precious metals, energy and agriculture; and (c) the Global Real Estate Fund, International Real Estate Fund and Real Estate Fund will each concentrate its assets in the real estate industry. Additionally, this prohibition shall not apply to the purchase of investment company shares by any of the AlphaSector Funds or the Alternatives Diversifier Fund. For purposes of determining the amount of each Fund’s total assets invested in the securities of one or more issuers conducting their principal business activities in the same industry, each Fund will look through to the securities held by the underlying exchange-traded funds (“ETFs”) and any affiliated mutual funds in which the Fund invests.

(3)    Borrow money, except (i) in amounts not to exceed one-third of the value of the Fund’s total assets (including the amount borrowed) from banks, and (ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction, (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options and (c) short-term credits extended in connection with trade clearance and settlement, shall not constitute borrowing.

(4)    Issue “senior securities” in contravention of the 1940 Act. Activities permitted by Securities and Exchange Commission (“SEC”) exemptive orders or staff interpretations shall not be deemed to be prohibited by this restriction.

(5)    Underwrite the securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under applicable law.

(6)    Purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

(7)    Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).

(8)(a)    Make loans, except that the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies. (Applicable to: AlphaSector Rotation Fund, Foreign Opportunities Fund, Market Neutral Fund, Multi-Sector Short Term Bond Fund, Real Estate Fund).

(8)(b)    Lend securities or make any other loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may purchase debt securities, may enter into repurchase agreements, may lend portfolio securities and may acquire loans, loan participations and assignments (both funded and unfunded) and other forms of debt instruments. (Applicable to: Allocator Premium AlphaSector Fund, Alternatives Diversifier Fund, Bond Fund, CA Tax-Exempt Bond Fund, Global Commodities Fund, Global Infrastructure Fund, Global Opportunities Fund, Global Premium AlphaSector Fund Global Real Estate Fund, Greater Asia Fund, Greater European Fund, High Yield Fund, International Equity Fund, International Real Estate Fund, Multi-Sector Fixed Income Fund, Premium AlphaSector Fund, Senior Floating Rate Fund).

Except with respect to investment restriction (3) above, if any percentage restriction described above for the Funds is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Funds’ assets will not constitute a violation of the restriction. With respect to investment restriction (3), in the event that asset coverage for all borrowings shall at any time fall below 300 per centum, the Fund shall, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300 per centum.

Section 12 of the 1940 Act limits the percentage of shares of other mutual funds that a fund may purchase. The Funds have obtained exemptive relief from the SEC to permit them to invest in affiliated and unaffiliated funds, including ETFs, beyond the statutory limitations, subject to certain conditions. Many ETFs also have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETF’s shares beyond these statutory limitations, subject to certain conditions. Each Fund may rely on the various exemptive orders to invest in shares of other mutual funds, including ETFs as applicable.

Non-Fundamental Investment Restrictions (Foreign Opportunities Fund only)

The Board of Trustees of the Trust (also referred to herein as the “Board” or “Trustees”) have adopted the following additional investment restrictions for the Foreign Opportunities Fund. These restrictions are operating policies of the Fund and may be changed by the Trustees without shareholder approval.

(a)    The Fund may sell securities short if it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefore (“short sales against the box”). In addition, the Fund may engage in “naked” short sales, which involve selling a security that a Fund borrows and does not own. The total market value of all of a Fund’s naked short sale positions will not exceed 8% of its assets. Transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

(b)    The Fund does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

(c)    The Fund may not mortgage or pledge any securities owned or held by it in amounts that exceed, in the aggregate, 15% of the Fund’s net asset value (“NAV”), provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

(d)    The Fund does not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Fund’s investment adviser or subadviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“Rule 144A Securities” and “1933 Act”, respectively), or any successor to such rule, Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation. The factors that may be considered when determining liquidity are described under “Illiquid Securities” in the “Investment Techniques and Risks” section below.

(e)    The Fund may not invest in companies for the purpose of exercising control of management.

INVESTMENT TECHNIQUES AND RISKS

The following pages contain more detailed information about types of instruments in which each Fund may invest, strategies the Adviser and/or Subadvisers may employ in pursuit of each Fund’s investment objective, and a summary of related risks. The Funds may not buy all of these instruments or use all of these techniques.

To the extent that a Fund invests primarily in other funds, including ETFs, except as otherwise noted, the following descriptions pertain to the underlying affiliated mutual funds in which such Fund invests. Generally, the Alternatives Diversifier Fund and certain of the AlphaSector Funds do not use these techniques directly. Each of those Funds pursues its investment objective(s) by investing its assets in underlying mutual funds and/or ETFs. Each underlying affiliated mutual fund will engage in certain investment techniques and practices to the extent permitted and consistent with the underlying mutual fund’s investment objective. The following is a description of key investment techniques, and their associated risks, of the underlying mutual funds in which the Alternatives Diversifier Fund and the applicable AlphaSector Funds (together; the “Funds of Funds”) currently invest as of the date of this SAI. Please refer to the prospectus and SAI for each ETF and underlying affiliated mutual fund for specific details.

Throughout this section, the term “adviser” may be used to refer to a subadviser, if any, and the term “the Fund” may be used to refer to any Fund.

Borrowing, Reverse Repurchase Agreements and Mortgage Dollar Rolls

The Fund may borrow money and invest the loan proceeds in other assets. This borrowing may be unsecured. The 1940 Act requires mutual funds to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing may exaggerate the effect on NAV of any increase or decrease in the market value of the portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Among the forms of investments in which the Fund may engage, and which may be deemed to constitute borrowings, is the entry into reverse repurchase agreements. A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Fund, coupled with its agreement to repurchase the instrument at a specified time and price. The Fund will maintain a pledged account with its Custodian consisting of any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily, equal to its obligations under reverse repurchase agreements with broker-dealers and banks. However, reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase.

The Fund also may enter into “mortgage dollar rolls,” which are similar to reverse repurchase agreements in certain respects. In a “dollar roll” transaction, the Fund sells a mortgage-related security (such as a Government National Mortgage Association (“GNMA”) security) to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a pre-determined price. A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which the Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to the Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amount of the securities received back must be within 2.5% of the initial amount delivered.

The Fund’s obligation under a dollar roll agreement must be covered by cash or high quality debt securities equal in value to the securities subject to repurchase by the Fund, maintained in a pledged account. Dollar roll transactions are treated as borrowings by the Fund, and therefore the Fund’s entry into dollar roll transactions is subject to the Fund’s overall limitations on borrowing. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid” and subject to the Fund’s overall limitations on investment in illiquid securities.

Commodity Interests

Certain of the investment techniques permitted for the Funds may be considered commodity interests for purposes of the Commodity Exchange Act (“CEA”) and regulations approved by the Commodity Futures Trading Commission (“CFTC”). However, each Fund intends to limit the use of these techniques as required to qualify for exemption from being considered a “commodity pool” or otherwise as a vehicle for trading in commodity interests under such regulations. As a result, each Fund has filed a notice of exclusion under CFTC Regulation 4.5. Furthermore, each Fund is operated by a person who has claimed an exclusion from the definition of a “commodity pool operator” and, therefore, who is not subject to registration or regulation as a commodity pool operator under the CEA.

On February 9, 2012, the CFTC adopted amendments to its rules that, upon effectiveness, may affect the Funds’ ability to continue to claim this exclusion. If a Fund’s use of these techniques would prevent the Fund from claiming the exclusion, then the Adviser and/or the Subadviser would be subject to registration and regulation in its capacity as the Fund’s commodity pool operator, and the Fund would be subject to regulation under the CEA. A Fund may incur additional expense as a result of the CFTC’s registration and regulation obligations and the Fund’s use of these techniques and other instruments may be limited or restricted.

Commodities-Related Investing Risk

Commodity-related companies may underperform the stock market as a whole. The value of securities issued by commodity-related companies may be affected by factors affecting a particular industry or commodity. The operations and financial performance of commodity-related companies may be directly affected by commodity prices, especially those commodity-related companies that own the underlying commodity. The stock prices of such companies may also experience greater price volatility than other types of common stocks. Securities issued by commodity-related companies are sensitive to changes in the supply and demand for, and thus the prices of, commodities. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of commodity and natural resources companies that are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for commodity-related companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.

Certain types of commodities instruments (such as commodity-linked notes) are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument.

Exposure to commodities and commodities markets may subject the Fund to greater volatility than investments in traditional securities. No active trading market may exist for certain commodities investments, which may impair the ability of the Fund to sell or to realize the full value of such investments in the event of the need to liquidate such investments. In addition, adverse market conditions may impair the liquidity of actively traded commodities investments.

Debt Securities

The value of the Fund’s investments in debt securities will change as interest rates fluctuate. When interest rates decline, the values of such securities generally can be expected to increase and when interest rates rise, the values of such securities can generally be expected to decrease. The lower-rated and comparable unrated debt securities described above are subject to greater risks of loss of income and principal than are higher-rated fixed income securities. The market value of lower-rated securities generally tends to reflect the market’s perception of the creditworthiness of the issuer and short-term market developments to a greater extent than is the case with more highly rated securities, which reflect primarily functions in general levels of interest rates.

Corporate Debt Securities. The Fund’s investments in debt securities of domestic or foreign corporate issuers are limited to bonds, debentures, notes and other similar corporate debt instruments, including convertible securities that meet the Fund’s minimum ratings criteria or if unrated are, in the adviser’s opinion, comparable in quality to corporate debt securities that meet those criteria. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies or to the value of commodities, such as gold.

Convertible Securities. A convertible security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. It generally entitles the holder to receive interest paid or accrued until the security matures or is redeemed, converted, or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which this is true depends in large measure on the degree to which the convertible security sells above its value as a fixed income security.

A convertible security may be subject to redemption or conversion at the option of the issuer at a predetermined price. If a convertible security held by the Fund is called for redemption, the Fund could be required to permit the issuer to redeem the security and convert it to the underlying common stock. The Fund generally would invest in convertible securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert. The Fund might be more willing to convert such securities to common stock.

Convertible Low-Rated Securities (Junk Bonds). The adviser will select only those convertible securities (see description above) for which it believes (a) the underlying common stock is a suitable investment for the Fund and (b) a greater potential for total return exists by purchasing the convertible security because of its higher yield and/or favorable market valuation. However, the Fund may invest in convertible debt securities rated less than investment grade. Debt securities rated less than investment grade are commonly referred to as “junk bonds.” See High Yield-High Risk (Junk Bonds) Securities.

Inverse Floaters. Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. No Fund will invest more than 5% of its assets in inverse floaters. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, the Fund could lose money or its NAV could decline by the use of inverse floaters.

Payable in Kind (“PIK”) Bonds. PIK bonds are obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt securities. Such securities benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. The Fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders from available cash or liquidated assets as described above during the time interest payments are not made.

Standby Commitments. These instruments, which are similar to a put, give the Fund the option to obligate a broker-dealer or bank to repurchase a security held by the Fund at a specified price.

Step Coupon Bonds. Step coupon bonds are bonds that frequently do not entitle the holder to any periodic payments of interest for some initial period after the issuance of the obligation; thereafter, step coupon bonds pay interest for fixed periods of time at particular interest rates. The Fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders from available cash or liquidated assets as described above during the time interest payments are not made.

Strip Bonds. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

Tender Option Bonds. Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security’s liquidity.

Variable and Floating Rate Obligations. These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specific formula, usually with reference to some interest rate index or market interest rate (the “underlying index”). The floating rate tends to decrease the security’s price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations.

In order to most effectively use these investments, a portfolio manager must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the subadviser incorrectly forecasts such movements, the Fund could be adversely affected by the use of variable or floating rate obligations.

Variable Rate Demand Securities are Variable Rate Securities which have demand features entitling the purchaser to resell the securities to the issuer at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest, which may be more or less than the price that the Fund paid for them. The interest rate on Variable Rate Demand Securities also varies either according to some objective standard, such as an index of short-term, tax-exempt rates, or according to rates set by or on behalf of the issuer.

Yankee Bonds. Yankee bonds are dollar-denominated obligations issued in the U.S. capital markets by foreign banks. Yankee bonds are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, to a limited extent, Yankee bonds are subject to certain sovereign risks and other risks associated with foreign investments. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issues.

Zero Coupon Bonds. A zero coupon bond is a debt obligation that does not make any interest payments for a specified period of time prior to maturity or until maturity. The nonpayment of interest on a current basis may result from the bond’s having no stated interest rate, in which case the bond pays only principal at maturity and is initially issued at a discount from face value. Alternatively, a zero coupon obligation may provide for a stated rate of interest, but provide that such interest is not payable until maturity, in which case the bond may initially be issued at par. Even though zero coupon bonds may not pay current interest in cash, the Fund is required to accrue interest income on such investments and to distribute such amounts to shareholders. Thus, the Fund would not be able to purchase income-producing securities to the extent cash is used to pay such distributions, and, therefore, the Fund’s current income could be less than it otherwise would have been. Instead of using cash, the Fund might liquidate investments in order to satisfy these distribution requirements. The value of zero coupon bonds fluctuates more in response to interest rate changes, if they are of the same maturity, than does the value of debt obligations that make current interest payments.

The value to the investor of these types of bonds is represented by the economic accretion either of the difference between the purchase price and the nominal principal amount (if no interest is stated to accrue) or of accrued, unpaid interest during the bond’s life or payment deferral period.

Depositary Receipts

The Fund may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Fund may also invest in European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.

Depositary receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. The risks of foreign investing are addressed under the heading “Foreign Securities.”

Derivative Investments

In order to seek to hedge various portfolio positions, including to hedge against price movements in markets in which the Fund anticipates increasing its exposure, the Fund may invest in certain instruments which may be characterized as derivative investments. The Fund may also utilize these instruments as part of its overall investment technique to gain or lessen exposure to various securities, markets or currencies. These investments include various types of interest rate transactions, options and futures, as described below. Such investments also may consist of indexed securities, including inverse securities. The Fund may have express limitations on the percentage of its assets that may be committed to these investments. Some of these investments have no express quantitative limitations, and may in some cases require limitations as to the type of permissible counter-party to the transaction. Interest rate transactions involve the risk of an imperfect correlation between the index used in the hedging transactions and that pertaining to the securities which are the subject of such transactions. Similarly, utilization of options and futures transactions involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of the securities or interest rates which are the subject of the hedge. Investments in indexed securities, including inverse securities, subject the Fund to the risks associated with changes in the particular indices, which may include reduced or eliminated interest payments and losses of invested principal.

Credit Linked Notes.  Credit linked notes are a derivative transaction used to transfer credit risk. The performance of the notes is linked to the performance of the underlying reference obligation or reference portfolio (“reference entities”). The notes are usually issued by a special purpose vehicle (“SPV”) that sells credit protection through a credit default swap (“CDS”) transaction in return for a premium and an obligation to pay the transaction sponsor should a reference entity experience a credit event, such as bankruptcy. The SPV invests the proceeds from the notes to cover its contingent obligation. Revenue from the investments and the money received as premium are used to pay interest to note holders. The main risk of credit linked notes is the risk of default to the reference obligation of the CDS. Should a default occur, the SPV would have to pay the transaction sponsor, subordinating payments to the note holders. Credit linked notes also may not be liquid and may be subject to currency and interest rate risks as well.

Foreign Currency Transactions.  Forward Foreign Currency Exchange Contracts.  A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (“term”) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.

The Fund will specifically designate on its accounting records any asset, including equity securities and non-investment-grade debt so long as the asset is liquid, unencumbered and marked to market daily in an amount not less than the value of the Fund’s total assets committed to forward foreign currency exchange contracts entered into for the purchase of a foreign currency. If the value of the securities specifically designated declines, additional cash or securities will be added so that the specifically designated amount is not less than the amount of the Fund’s commitments with respect to such contracts.

Foreign Currency Options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period for such options any time prior to expiration.

A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect the Fund against an adverse movement in the value of a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if the Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if the Fund had entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in the value of the currency but instead the currency had depreciated in value between the date of purchase and the settlement date, the Fund would not have to exercise its call but could acquire in the spot market the amount of foreign currency needed for settlement.

Foreign Currency Futures Transactions. The Fund may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, the Fund may be able to achieve many of the same objectives attainable through the use of foreign currency forward contracts, but more effectively and possibly at a lower cost.

Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.

Regulatory Restrictions. To the extent required to comply with SEC Release No. IC-10666, when purchasing a futures contract or writing a put option, the Fund will specifically designate on its accounting records any asset, including equity securities and non-investment-grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the value of such contracts.

Futures contracts are designed by boards of trade which are designated “contracts markets” by the CFTC. Futures contracts trade on contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee performance of the contracts. As a series of a registered investment company, the Fund is eligible for exclusion from the CFTC’s definition of “commodity pool operator,” meaning that the Fund may invest in futures contracts under specified conditions without registering with the CFTC.

On February 9, 2012, the CFTC adopted amendments to its rules that, upon effectiveness, may affect the Funds’ ability to continue to claim this exclusion. Under the amended CFTC rules, a Fund claiming the exclusion would be limited in its ability to use certain derivatives, such as futures, certain options, and swaps, after the effectiveness of the amended rules. If a Fund’s use of derivatives would prevent the Fund from claiming the exclusion, then the Adviser and/or the Subadviser would be subject to registration and regulation in its capacity as the Fund’s commodity pool operator, and the Fund would be subject to regulation under the CEA. A Fund may incur additional expense as a result of the CFTC’s registration and regulation obligations and the Fund’s use of certain derivatives and other instruments may be limited or restricted.

Foreign Currency Warrants. Foreign currency warrants such as currency exchange warrants (“CEWs”) are warrants that entitle the holder to receive from the issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) that is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk that, from the point of view of prospective purchases of the securities, is inherent in the international fixed income marketplace.

Foreign currency warrants may be used to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen or Euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed).

Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. Upon exercise of warrants, there may be a delay between the time the holder gives instructions to exercise and the time the exchange rate relating to exercise is determined, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, if the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants.

Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering (“IPO”) price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Principal Exchange Rate Linked Securities. Principal exchange rate linked securities (or “PERLS”) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar, “reverse” PERLS are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). PERLS may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Performance indexed paper. Performance indexed paper (or “PIP”) is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about the time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Foreign Exchange-Traded Options, Futures and Forward Currency Exchange Contracts—Additional Risks. Options on securities, futures contracts, options on futures contracts, currencies and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

Futures Contracts and Options on Futures Contracts.  The Fund may use interest rate, foreign currency or index futures contracts. An interest rate, foreign currency (see “Foreign Currency Transactions” above) or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering several indexes as well as a number of financial instruments and foreign currencies, including: the Standard & Poor’s 500® Index (the “S&P 500Index” or “S&P 500”); the Standard & Poor’s 100® Index (the “S&P 100 Index” or “S&P 100”); the New York Stock Exchange (“NYSE”) composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the German mark; the Japanese yen; the French franc; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the European Currency Unit (“ECU”). It is expected that other futures contracts will be developed and traded in the future. Interest rate futures contracts currently are traded in the United States primarily on the floors of the Chicago Board of Trade (“CBT”) and the International Monetary Market of the Chicago Mercantile Exchange (“CME”). Interest rate futures also are traded on foreign exchanges such as the London International Financial Futures Exchange (“LIFFE”) and the Singapore International Monetary Exchange (“SIMEX”).

The Fund may purchase and write call and put options on futures. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

The Fund will limit its use of futures contracts and futures options to hedging transactions and in an attempt to increase total return, in accordance with federal regulations. The adviser believes it is possible to reduce the effect of interest or exchange rate fluctuations on the value of the Fund’s portfolio, or sectors thereof, through the use of such strategies. For example, the Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund’s securities or the price of the securities which the Fund intends to purchase. The Fund’s hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce the Fund’s exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options. The costs of and possible losses incurred from futures contracts and options thereon may reduce the Fund’s current income and involve a loss of principal. Any incremental return earned by the Fund resulting from these transactions would be expected to offset anticipated losses or a portion thereof.

The Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily NAV, the Fund will mark to market its open futures positions.

The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sales price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

Limitations on Use of Futures and Futures Options. When entering into a futures contract, the Fund will specifically designate on its accounting records (and mark-to-market on a daily basis) cash, U.S. Government securities, or other highly liquid debt securities that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

When selling a futures contract, the Fund will specifically designate on its accounting records (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund’s custodian).

When selling a call option on a futures contract, the Fund will specifically designate on its accounting records any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, the Fund will specifically designate on its accounting records any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the put option is the same or higher than the strike price of the put option sold by the Fund.

Futures contracts are designed by boards of trade which are designated “contracts markets” by the CFTC. Futures contracts trade on contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee performance of the contracts. As of the date of this SAI, the Fund is eligible for exclusion from the CFTC’s definition of a “commodity pool,” meaning that the Fund may invest in futures contracts under specified conditions without registering with the CFTC. (See “Commodity Interests” for information about this exclusion.)

On February 9, 2012, the CFTC adopted amendments to its rules that, upon effectiveness, may affect the Funds’ ability to continue to claim this exclusion. Under the amended CFTC rules, a Fund claiming the exclusion would be limited in its ability to use certain derivatives, such as futures, certain options, and swaps, after the effectiveness of the amended rules. If a Fund’s use of derivatives would prevent the Fund from claiming the exclusion, then the Adviser and/or the Subadviser would be subject to registration and regulation in its capacity as the Fund’s commodity pool operator, and the Fund would be subject to regulation under the CEA. A Fund may incur additional expense as a result of the CFTC’s registration and regulation obligations and the Fund’s use of certain derivatives and other instruments may be limited or restricted.

The requirements of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company (“RIC”) also may limit the extent to which the Fund may enter into futures, futures options or forward contracts. (See “Dividends, Distributions and Taxes.”)

Risks Relating to Futures Contracts and Related Options. Positions in futures contracts and related options may be closed out only on an exchange which provides a secondary market for such contracts or options. The Fund will enter into an option or futures position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements the Fund would continue to be required to make daily margin payments. In this situation, if the Fund has insufficient cash to meet daily margin requirements it may have to sell portfolio securities to meet its margin obligations at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Fund’s ability to hedge its portfolio effectively.

There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also limit a hedger’s opportunity to benefit fully from a favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause the Fund to incur additional brokerage commissions and may cause an increase in the Fund’s portfolio turnover rate.

The successful use of futures contracts and related options also depends on the ability of the adviser or subadviser to forecast correctly the direction and extent of market movements, interest rates and other market factors within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by the Fund or such prices move in a direction opposite to that anticipated, the Fund may realize a loss on the transaction which is not offset by an increase in the value of its portfolio securities. Options and futures may also fail as a hedging technique in cases where the movements of the securities underlying the options and futures do not follow the price movements of the hedged portfolio securities. As a result, the Fund’s total return for the period may be less than if it had not engaged in the hedging transaction. The loss from investing in futures transactions is potentially unlimited.

Utilization of futures contracts by the Fund involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities which are being hedged. If the price of the futures contract moves more or less than the price of the securities being hedged, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the securities. It is possible that, where the Fund has sold futures contracts to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund’s portfolio may decline. If this occurred, the Fund would lose money on the futures contract and would also experience a decline in value in its portfolio securities. Where futures are purchased to hedge against a possible increase in the prices of securities before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if the Fund then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.

The market prices of futures contracts may be affected if participants in the futures market elect to close out their contracts through off-setting transactions rather than to meet margin deposit requirements. In such case, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities rather than to engage in closing transactions because such action would reduce the liquidity of the futures market. In addition, from the point of view of speculators, because the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful hedging transaction.

Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk for the Fund because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Fund while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities.

Interest Rate Transactions. The Fund may enter into interest rate swaps, and the purchase and sale of interest rate collars, caps and floors.

Interest rate swaps involve the exchange with another party of commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. An interest rate collar combines the elements of purchasing a cap and selling a floor. The collar protects against an interest rate rise above the maximum amount but gives up the benefit of an interest rate decline below the minimum amount. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily having an aggregate value at least equal to the accrued excess will be specifically designated on the accounting records of the Fund. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

Options.  The Fund may purchase and sell (write) both put options and call options on securities, securities indexes, and foreign currencies. The purpose of writing covered put and call options generally is to hedge against fluctuations in the market value of the Fund’s portfolio securities in an attempt to increase total return. The Fund may purchase or sell call and put options on securities indices for a similar purpose. A hedge will only be successful if the price change of the underlying security is less than the difference between the option premium received by the Fund and the option strike price. To the extent the underlying security’s price change exceeds this amount, written put and call options will not provide an effective hedge.

Writing Call Options. Each Fund may write (sell) covered call options on securities (“calls”) when the subadviser considers such sales appropriate. When the Fund writes a call, it receives a premium and grants the purchaser the right to buy the underlying security at any time during the call period (usually between three and nine months) at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, the Fund forgoes any gain but is not subject to any loss on any change in the market price of the underlying security relative to the exercise price. The Fund will write such options subject to any applicable limitations or restrictions imposed by law.

A written call option is covered if the Fund owns the security underlying the option. A written call option may also be covered by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund’s net exposure on its written option position. In addition, the Fund may cover such options by specifically designating on its accounting records any assets, including equity securities and non-investment grade debt so long as the assets are liquid, unencumbered and marked to market daily (“liquid assets”), in amounts sufficient to ensure that it is able to meet its obligations under the written call should it be exercised. This method does not reduce the potential loss to the Fund should the value of the underlying security increase and the option be exercised.

Purchasing Call Options. The Fund may purchase a call option when the adviser believes the value of the underlying security will rise or to effect a “closing purchase transaction” as to a call option the Fund has written (sold). The Fund will realize a profit (or loss) from a closing purchase transaction if the amount paid to purchase a call is less (or more) than the amount received from the sale thereof.

Writing Put Options. A put option written by the Fund obligates the Fund to purchase the specified security at a specified price if the option is exercised at any time before the expiration date. A written put option may be covered by specifically designating on the accounting records of the Fund liquid assets with a value at least equal to the exercise price of the put option. While this may help ensure that the Fund will have sufficient assets to meet its obligations under the option contract should it be exercised, it will not reduce the potential loss to the Fund should the value of the underlying security decrease and the option be exercised.

Purchasing Put Options. The Fund may purchase a put option when the adviser believes the value of the underlying security will decline. The Fund may purchase put options on securities in its portfolio in order to hedge against a decline in the value of such securities (“protective puts”) or to effect closing purchase transactions as to puts it has written. The Fund will realize a profit (or loss) from a closing purchase transaction if the amount paid to purchase a put is less (or more) than the amount received from the sale thereof.

Combined Option Positions. The Fund may purchase and write options in combination with each other to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

The Purchase and Writing of Options Involves Certain Risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains less than or equal to the exercise price, the fund will lose its entire investment in the option. Also, where an option on a particular security is purchased to hedge against price movements in a related security, the price of the option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options market, the Fund may be unable to close out an option position.

Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the applicable Fund’s current or anticipated investments. The Fund may invest in options based on securities which differ from the securities in which it typically invests. This involves a risk that the options will not track the performance of the Fund’s investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the applicable Fund’s investments well. Options and future prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options with a greater or less value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in historical volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the applicable Fund’s options are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments. Successful use of these techniques requires skills different from those needed to select portfolio securities.

Liquidity of Options. There is no assurance a liquid secondary market will exist for any particular option at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instruments’ current price. In addition, exchanges may establish daily price fluctuation limits for options, and may halt trading if an option’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for an option is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the applicable Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, such Fund’s access to other assets held to cover its options could also be impaired.

Options on Securities Indices. Unlike a stock option, which gives the holder the right to purchase or sell a specified stock at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (i) the difference between the exercise price of the option and the value of the underlying securities index on the exercise date multiplied by (ii) a fixed “index multiplier.” Like an option on a specific security, when the Fund purchases a put or a call option on an index, it places the entire amount of the premium paid at risk, for if, at the expiration date, the value of the index has decreased below the exercise price (in the case of a call) or increased above the exercise price (in the case of a put), the option will expire worthless.

A securities index fluctuates with changes in the market values of the stocks included in the index. For example, some securities index options are based on a broad market index such as the S&P 500® Index. Others are based on a narrower market index such as the S&P 100 Index. Indices may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on securities indices are currently traded on the Chicago Board Options Exchange, the NYSE and the NYSE Amex Equities (“NYSE Amex”) (formerly, American Stock Exchange or AMEX).

The Fund may purchase put options on securities indices to hedge against an anticipated decline in stock market prices that might adversely affect the value of the Fund’s portfolio securities. If the Fund purchases such a put option, the amount of the payment it would receive upon exercising the option would depend on the extent of any decline in the level of the securities index below the exercise price. Such payments would tend to offset a decline in the value of the Fund’s portfolio securities. However, if the level of the securities index increases and remains above the exercise price while the put option is outstanding, the Fund will not be able to profitably exercise the option and will lose the amount of the premium and any transaction costs. Such loss may be partially or wholly offset by an increase in the value of the Fund’s portfolio securities.

The Fund may purchase call options on securities indices in order to participate in an anticipated increase in stock market prices or to offset anticipated price increases on securities that it intends to buy in the future. If the Fund purchases a call option on a securities index, the amount of the payment it would receive upon exercising the option would depend on the extent of any increase in the level of the securities index above the exercise price. Such payments would in effect allow the Fund to benefit from stock market appreciation even though it may not have had sufficient cash to purchase the underlying stocks. Such payments may also offset increases in the prices of stocks that the Fund intends to purchase. If, however, the level of the securities index declines and remains below the exercise price while the call option is outstanding, the Fund will not be able to exercise the option profitably and will lose the amount of the premium and transaction costs. Such loss may be partially or wholly offset by a reduction in the price the Fund pays to buy additional securities for its portfolio.

The Fund may write (sell) covered call or put options on a securities index. Such options may be covered by purchasing an offsetting option which, by virtue of its exercise price or otherwise, reduces the Fund’s net exposure on its written option position or by owning securities whose price changes are expected to be similar to those of the underlying index or by having an absolute and immediate right to acquire such securities without additional cash consideration or for additional cash consideration (held in a segregated account by its custodian) upon conversion or exchange of other securities in their respective portfolios. In addition, the Fund may cover such options by specifically designating on its accounting records liquid assets with a value equal to the exercise price or by using the other methods described above.

The extent to which options on securities indices will provide the Fund with an effective hedge against interest rate or stock market risk will depend on the extent to which the stocks comprising the indices correlate with the composition of the Fund’s portfolio. Moreover, the ability to hedge effectively depends upon the ability to predict movements in interest rates or the stock market. Some options on securities indices may not have a broad and liquid secondary market, in which case options purchased by the Fund may not be closed out and the Fund could lose more than its option premium when the option expires.

The purchase and sale of option contracts is a highly specialized activity that involves investment techniques and risks different from those ordinarily associated with investment companies. Transaction costs relating to options transactions may tend to be higher than the costs of transactions in securities. In addition, if the Fund were to write a substantial number of option contracts that are exercised, the portfolio turnover rate of that Fund could increase.

Limitations on Options on Securities and Securities Indices. The Fund may write call options only if they are covered and remain covered for as long as the Fund is obligated as a writer. Thus, if the Fund utilizing this investment technique writes a call option on an individual security, the Fund must own the underlying security or other securities that are acceptable for a pledged account at all times during the option period. The Fund will write call options on indices only to hedge in an economically appropriate way portfolio securities which are not otherwise hedged with options or financial futures contracts. Call options on securities indices written by the Fund will be “covered” by identifying the specific portfolio securities being hedged.

To secure the obligation to deliver the underlying security, the writer of a covered call option on an individual security is required to deposit the underlying security or other assets in a pledged account in accordance with clearing corporation and exchange rules. In the case of an index call option written by the Fund, the Fund will be required to deposit qualified securities. A “qualified security” is a security against which the Fund has not written a call option and which has not been hedged by the Fund by the sale of a financial futures contract. If at the close of business on any day the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will deposit an amount of cash, U.S. Government Securities or other liquid high quality debt obligations equal in value to the difference. In addition, when the Fund writes a call on an index which is “in-the-money” at the time the call is written, the Fund will specifically designate on its accounting records cash, U.S. Government securities or other liquid high quality debt obligations equal in value to the amount by which the call is “in-the-money” times the multiplier times the number of contracts. Any amount otherwise specifically designated may be applied to the Fund’s other obligations to specifically designate assets in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts.

The Fund may sell a call option or a put option which it has previously purchased prior to the purchase (in the case of a call) or the sale (in the case of a put) of the underlying security. Any such sale of a call option or a put option would result in a net gain or loss, depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid.

Risks Relating to Options on Securities. During the option period, the writer of a call option has, in return for the premium received on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The writer has no control over the time within the option period when it may be required to fulfill its obligation as a writer of the option.

The risk of purchasing a call option or a put option is that the Fund utilizing this investment technique may lose the premium it paid plus transaction costs, if the Fund does not exercise the option and is unable to close out the position prior to expiration of the option.

An option position may be closed out on an exchange only if the exchange provides a secondary market for an option of the same series. Although the Funds utilizing this investment technique will write and purchase options only when the investment adviser believes that a liquid secondary market will exist for options of the same series, there can be no assurance that a liquid secondary market will exist for a particular option at a particular time and that any Fund, if it so desires, can close out its position by effecting a closing transaction. If the writer of a covered call option is unable to effect a closing purchase transaction, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call writer may not be able to sell the underlying security at a time when it might otherwise be advantageous to do so.

Possible reasons for the absence of a liquid secondary market on an exchange include the following: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) inadequacy of the facilities of an exchange or the clearing corporation to handle trading volume; and (v) a decision by one or more exchanges to discontinue the trading of options in general or of particular options or impose restrictions on orders.

Each exchange has established limitations governing the maximum number of call options, whether or not covered, which may be written by a single investor acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser believes that the position limits established by the exchanges will not have any adverse impact upon the Funds.

Risks of Options on Securities Indices. Because the value of an index option depends upon movements in the level of the index rather than movements in the price of a particular security, whether the Fund utilizing this investment technique will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment (depending on the index option in question). Accordingly, successful use by the Fund of options on indices will be subject to the investment adviser’s ability to predict correctly movements in the direction of the market generally or in the direction of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

Index prices may be distorted if trading of certain securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities included in the index. If this occurred, the Fund utilizing this investment technique would not be able to close out options which it had written or purchased and, if restrictions on exercise were imposed, might be unable to exercise an option it purchased, which would result in substantial losses to the Fund. However, it is the Trust’s policy to write or purchase options only on indices which include a sufficient number of securities so that the likelihood of a trading halt in the index is minimized.

Because the exercise of an index option is settled in cash, an index call writer cannot determine the amount of its settlement obligation in advance and, unlike call writing on portfolio securities, cannot provide in advance for its potential settlement obligation by holding the underlying securities. Consequently, the Funds will write call options only on indices which meet the criteria described above.

Price movements in securities held by the Fund utilizing this investment technique will not correlate perfectly with movements in the level of the index and, therefore, the Fund bears the risk that the price of the securities held by the Fund might not increase as much as the level of the index. In this event, the Fund would bear a loss on the call which would not be completely offset by movements in the prices of the securities held by the Fund. It is also possible that the index might rise when the value of the securities held by the Fund does not. If this occurred, the Fund would experience a loss on the call which would not be offset by an increase in the value of its portfolio and might also experience a loss in the market value of its portfolio securities.

Unless the Fund utilizing this investment technique has other liquid assets which are sufficient to satisfy the exercise of a call on an index, the Fund will be required to liquidate securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Fund fails to anticipate an exercise, it may have to borrow from a bank (in an amount not exceeding 10% of the Fund’s total assets) pending settlement of the sale of securities in its portfolio and pay interest on such borrowing.

When the Fund has written a call on an index, there is also a risk that the market may decline between the time the Fund has the call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell its securities. As with options on its securities, the Fund will not learn that a call has been exercised until the day following the exercise date but, unlike a call on a security where the Fund would be able to deliver the underlying security in settlement, the Fund may have to sell some of its securities in order to make settlement in cash, and the price of such securities may decline before they can be sold.

If the Fund exercises a put option on an index which it has purchased before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If this change causes the exercised option to fall “out-of-the-money” the Fund will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

Special Considerations and Risks Related to Options and Futures Transactions. Exchange markets in options on certain securities are a relatively new and untested concept. It is impossible to predict the amount of trading interest that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

The exchanges will not continue indefinitely to introduce new expirations to replace expiring options on particular issues because trading interest in many issues of longer duration tends to center on the most recently auctioned issues. The expirations introduced at the commencement of options trading on a particular issue will be allowed to run out, with the possible addition of a limited number of new expirations as the original expirations expire. Options trading on each issue of securities with longer durations will thus be phased out as new options are listed on more recent issues, and a full range of expirations will not ordinarily be available for every issue on which options are traded.

In the event of a shortage of the underlying securities deliverable on exercise of an option, the OCC has the authority to permit other, generally comparable, securities to be delivered in fulfillment of option exercise obligations. It may also adjust the exercise prices of the affected options by setting different prices at which otherwise ineligible securities may be delivered. As an alternative to permitting such substitute deliveries, the OCC may impose special exercise settlement procedures.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent the markets for underlying securities close before the options markets, significant price and rate movements can take place in the options markets that cannot be reflected in the underlying markets. In addition, to the extent that the options markets close before the markets for the underlying securities, price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

Prior to exercise or expiration, an option position can be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market on an exchange for call or put options of the same series. Similarly, positions in futures may be closed out only on an exchange which provides a secondary market for such futures. There can be no assurance that a liquid secondary market will exist for any particular call or put option or futures contract at any specific time. Thus, it may not be possible to close an option or futures position. In the event of adverse price movements, the Fund would continue to be required to make daily payments of maintenance margin for futures contracts or options on futures contracts positions written by the Fund. The Fund may have to sell portfolio securities at a time when it may be disadvantageous to do so if it has insufficient cash to meet the daily maintenance margin requirements. In addition, the Fund may be required to take or make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Fund’s ability to effectively hedge its portfolios.

Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) that may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of applicable trading limits and it may impose other sanctions or restrictions. The Trust and other clients advised by the subadviser and its affiliates may be deemed to constitute a group for these purposes. In light of these limits, the Trustees may determine, at any time, to restrict or terminate the Funds’ transactions in options. The subadviser does not believe that these trading and position limits will have any adverse effect on investment techniques for hedging the Trust’s portfolios.

Over-the-counter (“OTC”) options are purchased from or sold to securities dealers, financial institutions or other parties (“counterparties”) through direct agreement with the counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties.

Unless the parties provide for it, there is no central clearing or guaranty function in the OTC option market. As a result, if the counterparty fails to make delivery of the security or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the subadviser must assess the creditworthiness of each such counterparty or any guarantor or credit enhancement of the counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied. The staff of the SEC currently takes the position that OTC options purchased by the Fund, and portfolio securities “covering” the amount of the Fund’s obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to each Fund’s limitation on investing no more than 15% of its assets in illiquid securities. However, for options written with “primary dealers” in U.S. Government securities pursuant to an agreement requiring a closing transaction at the formula price, the amount considered to be illiquid may be calculated by reference to a formula price.

The loss from investing in futures transactions is potentially unlimited. Gains and losses on investments in options and futures depend on the subadviser’s ability to predict correctly the direction of stock prices, interest rates and other economic factors. In addition, utilization of futures in hedging transactions may fail where there is an imperfect correlation in movements in the price of futures contracts and movements in the price of the securities which are the subject of a hedge. If the price of the futures contract moves more or less than the price of the security, the Fund will experience a gain or loss that will not be completely offset by movements in the price of the securities which are the subject of a hedge. There is also a risk of imperfect correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. Transactions in options on futures contracts involve similar risks.

Swap Agreements.  The Fund may enter into interest rate, index and currency exchange rate swap agreements in attempts to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. The Fund’s obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by specifically designating on the accounting records of the Fund liquid assets to avoid leveraging of the Fund’s portfolio.

Because swap agreements are two-party contracts and may have terms of greater than seven days, they may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The adviser will cause the Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Funds’ repurchase agreement guidelines. Certain restrictions imposed on the Funds by the Code may limit the Funds’ ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act (“CEA”) and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations of the CFTC. To qualify for this exemption, a swap agreement must be entered into by “eligible participants,” which include the following, provided the participants’ total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employees benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

Recently, the SEC and the CFTC have developed and finalized rules under the Dodd-Frank Wall Street Reform and Consumer Protection Act to create a new, comprehensive regulatory framework for swap transactions, and as of the date of this SAI they are expected to continue to develop and finalize additional rules through 2012. Under the new regulations, certain swap transactions will be required to be executed on a regulated trading platform and cleared through a derivatives clearing organization. Additionally, the new regulations will impose other requirements on the parties entering into swap transactions, including requirements relating to posting margin, and reporting and documenting swap transactions. A Fund engaging in swap transactions may incur additional expenses as a result of these new regulatory requirements. The Adviser is continuing to monitor the finalization and implementation of the new regulations and to assess their impact on the Funds.

Credit Default Swap Agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided no event of default has occurred. In the event of default, the seller must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation (typically emerging market debt). The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided there is no default event. If an event of default occurs, the Fund as the seller must pay the buyer the full notional value of the reference obligation.

Emerging Market Securities

The Fund may invest in countries or regions with relatively low gross national product per capita compared to the world’s major economies, and in countries or regions with the potential for rapid economic growth (emerging markets). Emerging markets will include any country: (i) having an “emerging stock market” as defined by the International Finance Corporation; (ii) with low-to-middle-income economies according to the International Bank for Reconstruction and Development (the “World Bank”); (iii) listed in World Bank publications as developing; or (iv) determined by the adviser to be an emerging market as defined above.

Certain emerging market countries are either comparatively underdeveloped or are in the process of becoming developed and may consequently be economically dependent on a relatively few or closely interdependent industries. A high proportion of the securities of many emerging market issuers may also be held by a limited number of large investors trading significant blocks of securities. While the adviser will strive to be sensitive to publicized reversals of economic conditions, political unrest and adverse changes in trading status, unanticipated political and social developments may affect the values of the Fund’s investments in such countries and the availability of additional investments in such countries.

The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Funds are uninvested and no return is earned thereon. The inability of the Funds to make intended security purchases due to settlement problems could cause the Funds to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Funds due to subsequent declines in value of portfolio securities or, if the Funds have entered into a contract to sell the security, in possible liability to the purchaser. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market’s balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Funds could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Funds of any restrictions on investments.

Investments in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of the Funds.

Foreign Securities

The Fund may invest in the securities of foreign issuers. The Fund may invest in a broad range of foreign securities including equity, debt and convertible securities and foreign government securities. The Fund may purchase the securities of issuers from various countries, including countries commonly referred to as “emerging markets.” The Fund may also invest in domestic securities denominated in foreign currencies.

Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions on the flow of international capital. Additionally, dividends payable on foreign securities may be subject to foreign taxes withheld prior to distribution. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. Many of the foreign securities held by the Fund will not be registered with, nor the issuers thereof be subject to the reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of Gross National Product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

Certain foreign countries are less stable politically than the United States. The possibility exists that certain foreign governments may adopt policies providing for expropriation or nationalization of assets, confiscatory taxation, currency blockage or limitations on the use or removal of monies or other assets of an investment company. Finally, the Funds may encounter difficulty in obtaining and enforcing judgments against issuers of foreign securities. The economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

When investing in securities denominated in foreign currencies, the Funds will be subject to the additional risk of currency fluctuations. An adverse change in the value of a particular foreign currency as against the U.S. dollar, to the extent that such change is not offset by a gain in other foreign currencies, will result in a decrease in the Fund’s assets. Any such change may also have the effect of decreasing or limiting the income available for distribution. Foreign currencies may be affected by revaluation, adverse political and economic developments, and governmental restrictions. Although the Funds will invest only in securities denominated in foreign currencies that are fully convertible into U.S. dollars without legal restriction at the time of investment, no assurance can be given that currency exchange controls will not be imposed on any particular currency at a later date.

Securities of U.S. issuers denominated in foreign currencies may be less liquid and their prices more volatile than securities issued by domestic issuers and denominated in U.S. dollars. In addition, investing in securities denominated in foreign currencies often entails costs not associated with investment in U.S. dollar-denominated securities of U.S. issuers, such as the cost of converting foreign currency to U.S. dollars, higher brokerage commissions, custodial expenses and other fees. Non-U.S. dollar denominated securities may be subject to certain withholding and other taxes of the relevant jurisdiction, which may reduce the yield on the securities to the Fund and which may not be recoverable by the Fund or its investors.

The Fund will calculate its NAV and complete orders to purchase, exchange or redeem shares only on a Monday-Friday basis (excluding holidays on which the NYSE is closed). Foreign securities in which the Funds may invest may be primarily listed on foreign stock exchanges which may trade on other days (such as Saturdays). As a result, the NAV of each Fund’s portfolio may be affected by such trading on days when a shareholder has no access to the Fund.

The Trust may use a foreign custodian in connection with its purchases of foreign securities and may maintain cash and cash equivalents in the care of a foreign custodian. The amount of cash or cash equivalents maintained in the care of eligible foreign custodians will be limited to an amount reasonably necessary to effect the Trust’s foreign securities transactions. The use of a foreign custodian invokes considerations which are not ordinarily associated with domestic custodians. These considerations include the possibility of expropriations, restricted access to books and records of the foreign custodian, inability to recover assets that are lost while under the control of the foreign custodian, and the impact of political, social or diplomatic developments.

The Fund may invest in Yankee Bonds. Yankee Bonds are issued in the United States by foreign governments or companies. Since they are dollar-denominated, they are not affected by variations in currency exchange rates. Yankee Bonds are influenced primarily by interest rate levels in the United States, and by the financial condition of the issuer. Because the issuers are foreign, the issuers may be subject to levels of risk that differ from the domestic bond market.

The Fund may invest in dollar-denominated instruments issued by foreign branches of U.S. banks and U.S. branches of foreign banks. Since these instruments are dollar-denominated, they are not affected by variations in currency exchange rates. They are influenced primarily by interest rate levels in the United States and by the financial condition of the issuer, or of the issuer’s foreign parent. These instruments may be subject to levels of risk that differ from their fully domestic counterparts.

Additional Risk Factors. As a result of its investments in foreign securities, the Funds may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. In that event, the Fund may convert such currencies into dollars at the then current exchange rate. Under certain circumstances, however, such as where the Adviser believes that the applicable rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time.

In addition, the Fund may be required to receive delivery of the foreign currency underlying forward foreign currency contracts it has entered into. This could occur, for example, if an option written by the Fund is exercised or the Fund is unable to close out a forward contract. The Fund may hold foreign currency in anticipation of purchasing foreign securities.

The Fund may also elect to take delivery of the currencies’ underlying options or forward contracts if, in the judgment of the adviser, it is in the best interest of the Fund to do so. In such instances as well, the Fund may convert the foreign currencies to dollars at the then current exchange rate, or may hold such currencies for an indefinite period of time.

While the holding of currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, it also exposes the Fund to risk of loss if such rates move in a direction adverse to the Fund’s position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities, and could reduce the dollar value of interest or dividend payments received. In addition, the holding of currencies could adversely affect the Fund’s profit or loss on currency options or forward contracts, as well as its hedging strategies.

Eurodollar Instruments

The Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offering Rate (“LIBOR”), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

High-Yield/High-Risk Securities (Junk Bonds)

Investments in below-investment grade securities (see Appendix for an explanation of the various ratings) generally provide greater income (leading to the name “high-yield” securities) and opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility, liquidity, and principal and income risk. These securities are regarded as predominantly speculative as to the issuer’s continuing ability to meet principal and interest payment obligations. Analysis of the creditworthiness of issuers of lower-quality debt securities may be more complex than for issuers of higher-quality debt securities.

Effect of Interest Rates and Economic Changes. Interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of low-rated securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Low-rated securities also tend to be more sensitive to economic conditions than higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of low-rated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of low-rated securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a low-rated security defaulted, the applicable Fund might incur additional expenses in seeking recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of low-rated securities and thus in the applicable Fund’s NAV.

As previously stated, the value of a low-rated security generally will decrease in a rising interest rate market, and accordingly, so normally will the applicable Fund’s NAV. If the Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of low-rated securities (discussed below), the Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce the Fund’s asset base over which expenses could be allocated and could result in a reduced rate of return for the Fund.

Payment Expectations. Low-rated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at their discretion, redeem the securities. During periods of falling interest rates, issuers of low-rated securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities or otherwise redeem them, the applicable Fund may have to replace the securities with a lower yielding security which would result in lower returns for the Fund.

Liquidity and Valuation. The Fund may have difficulty disposing of certain low-rated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all low-rated securities, there is no established retail secondary market for many of these securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security, and accordingly, the NAV of a particular Fund and its ability to dispose of particular securities when necessary to meet its liquidity needs, or in response to a specific economic event, or an event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its respective portfolio. Market quotations are generally available on many low-rated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low-rated securities, especially in a thinly-traded market.

Illiquid and Restricted Securities

The Fund may invest in securities for which there is no readily available market (“illiquid securities”), including certain securities whose disposition would be subject to legal restrictions (“restricted securities”). However, certain restricted securities that may be resold pursuant to Rule 144A under the 1933 Act may be considered liquid. The Trust’s Board has delegated to the adviser the day-to-day determination of the liquidity of a security although it has retained oversight and ultimate responsibility for such determinations. Although no definite quality criteria are used, the Board of Trustees has directed the adviser to consider such factors as (i) the nature of the market for a security (including the institutional private resale markets); (ii) the terms of these securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g. certain repurchase obligations and demand instruments); (iii) and availability of market quotations; and (iv) other permissible factors.

If illiquid securities exceed 15% of the Fund’s net assets after the time of purchase, the Fund will take steps to reduce in an orderly fashion its holdings of illiquid securities. Because illiquid securities may not be readily marketable, the adviser may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the NAV of the Fund to decline. A security that is determined by the adviser to be liquid may subsequently revert to being illiquid if not enough buyer interest exists.

Restricted securities may be sold in privately negotiated or other exempt transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. When registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable time may elapse between the decision to sell and the sale date. If, during such period, adverse market conditions were to develop, the Fund might obtain a less favorable price than the price which prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Trustees or its delegate. (See “Private Placements and Rule 144A Securities” below.)

Loan and Debt Participations and Assignments

A loan participation agreement involves the purchase of a share of a loan made by a bank to a company in return for a corresponding share of the borrower’s principal and interest payments. Loan participations of the type in which the Fund may invest include interests in both secured and unsecured corporate loans. When the Fund purchases loan assignments from lenders, it will acquire direct rights against the borrower, but these rights and the Fund’s obligations may differ from, and be more limited than, those held by the assignment lender. The principal credit risk associated with acquiring loan participation and assignment interests is the credit risk associated with the underlying corporate borrower. There is also a risk that there may not be a readily available market for participation loan interests and, in some cases, this could result in the Fund disposing of such securities at a substantial discount from face value or holding such securities until maturity.

In the event that a corporate borrower failed to pay its scheduled interest or principal payments on participations held by the Fund, the market value of the affected participation would decline, resulting in a loss of value of such investment to the Fund. Accordingly, such participations are speculative and may result in the income level and net assets of the Fund being reduced. Moreover, loan participation agreements generally limit the right of a participant to resell its interest in the loan to a third party and, as a result, loan participations may be deemed by the Fund to be illiquid investments. The Fund will invest only in participations with respect to borrowers whose creditworthiness is, or is determined by the adviser to be, substantially equivalent to that of issuers whose senior unsubordinated debt securities are rated B or higher by Moody’s or Standard & Poor’s (“S&P”). For the purposes of diversification and/or concentration calculations, both the borrower and issuer will be considered an “issuer.”

The Fund may purchase from banks participation interests in all or part of specific holdings of debt obligations. Each participation interest is backed by an irrevocable letter of credit or guarantee of the selling bank that the adviser has determined meets the prescribed quality standards of the Fund. Thus, even if the credit of the issuer of the debt obligation does not meet the quality standards of the Fund, the credit of the selling bank will. Loan participations and assignments may be illiquid.

Market Volatility

The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

Recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings. Furthermore, volatile financial markets may expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The Fund has established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. The Adviser will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

Money Market Instruments

Certificates of Deposit. Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution.

Time Deposits. Time deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

Bankers’ Acceptances. A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower, as well as the bank, is liable for payment, and the bank unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

Commercial Paper. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.

Corporate Debt Securities. Corporate debt securities with a remaining maturity of less than one year tend to become extremely liquid and are traded as money market securities.

U.S. Government Obligations. Securities issued or guaranteed as to principal and interest by the United States Government include a variety of Treasury securities, which differ only in their interest rates, maturities, and times of issuance. Treasury bills have maturities of one year or less. Treasury notes have maturities of one to ten years, and Treasury bonds generally have maturities of greater than ten years.

Agencies of the United States Government which issue or guarantee obligations include, among others, Export-Import Banks of the United States, Farmers Home Administration, Federal Housing Administration (“FHA”), GNMA, Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the United States Government include securities issued or guaranteed by, among others, the Federal National Mortgage Association (“FNMA”), Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (“FHLMC”), Federal Intermediate Credit Banks, Banks for Cooperatives, and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Government; others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. There is no guarantee that the U.S. Government will provide financial support to its agencies or instrumentalities, now or in the future, if it is not obligated to do so by law.

Mortgage-Related and Other Asset-Backed Securities

Mortgage Pass-through Securities. These are interests in pools of mortgage loans, assembled and issued by various governmental, government-related, and private organizations. Unlike other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates, these securities provide a monthly payment consisting of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs. “Modified pass-through” securities (such as securities issued by GNMA) entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA insured or Veterans Administration guaranteed mortgages.

Government-related guarantors whose obligations are not backed by the full faith and credit of the United States Government include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. FHLMC is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates (“PCs”) that represent interests in conventional mortgages from FHLMC’s national portfolio. FNMA and FHLMC guarantee the timely payment of interest and ultimate collection of principal on securities they issue, but the securities they issue are neither issued nor guaranteed by the United States Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments for such securities. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Funds may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the subadviser determines that the securities meet the Funds’ quality standards. Securities issued by certain private organizations may not be readily marketable.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Funds’ industry concentration restrictions, set forth above under “Investment Restrictions,” by virtue of the exclusion from the test available to all U.S. Government securities. The Funds will take the position that privately-issued, mortgage-related securities do not represent interests in any particular “industry” or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by FHA or the Department of Veterans Affairs. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

It is possible that the availability and the marketability (that is, liquidity) of the securities discussed in this section could be adversely affected by actions of the U.S. Government to tighten the availability of its credit. On September 7, 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed FNMA and FHLMC into conservatorship, a statutory process with the objective of returning the entities to normal business operations. FHFA will act as the conservator to operate FNMA and FHLMC until they are stabilized. The conservatorship has no specified termination date. There can be no assurance as to when or how the conservatorship will be terminated or whether FNMA or FHLMC will continue to exist following the conservatorship or what their respective business structures will be during or following the conservatorship. FHFA, as conservator, has the power to repudiate any contract entered into by FNMA or FHLMC prior to its appointment if it determines that performance of the contract is burdensome and repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. Furthermore, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. If FHFA were to transfer any such guarantee obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guarantee obligation and would be exposed to the credit risk of that party.

Collateralized Mortgage Obligations (“CMOs”). A CMO is similar to a bond in that interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans or by portfolios of mortgage pass-through securities guaranteed by entities such as GNMA, FHLMC, or FNMA, and their income streams.

CMOs are typically structured in multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes typically receive principal only after the first class has been retired. An investor may be partially guarded against a sooner than desired return of principal because of the sequential payments.

FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates and are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semiannually rather than monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC’s mandatory sinking fund schedule. Sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payments of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking-fund payments. Because of the “pass-through” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date. If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC’s minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans. As described above, the cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The “residual” in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and, in particular, the prepayment experience on the mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market currently may not have the liquidity of other more established securities trading in other markets. CMO residuals may be subject to certain restrictions on transferability, may be deemed “illiquid,” and may be subject to the Fund’s limitations on investment in illiquid securities.

Stripped Mortgage-backed Securities. Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. They may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed “illiquid” and subject to the Fund’s limitations on investment in illiquid securities.

The Fund may invest in other mortgage-related securities with features similar to those described above, to the extent consistent with the Fund’s investment objectives and policies.

Adjustable Rate Mortgages—Interest Rate Indices. The One Year Treasury Index is the figure derived from the average weekly quoted yield on U.S. Treasury Securities adjusted to a constant maturity of one year. The Cost of Funds Index reflects the monthly weighted average cost of funds of savings and loan associations and savings banks whose home offices are located in Arizona, California and Nevada (the “FHLB Eleventh District”) that are member institutions of the Federal Home Loan Bank of San Francisco (the “FHLB of San Francisco”), as computed from statistics tabulated and published by the FHLB of San Francisco. The FHLB of San Francisco normally announces the Cost of Funds Index on the last working day of the month following the month in which the cost of funds was incurred.

A number of factors affect the performance of the Cost of Funds Index and may cause the Cost of Funds Index to move in a manner different from indices based upon specific interest rates, such as the One Year Treasury Index. Because of the various origination dates and maturities of the liabilities of member institutions of the FHLB Eleventh District upon which the Cost of Funds Index is based, among other things, at any time the Cost of Funds Index may not reflect the average prevailing market interest rates on new liabilities of similar maturities. There can be no assurance that the Cost of Funds Index will necessarily move in the same direction or at the same rate as prevailing interest rates since as longer term deposits or borrowings mature and are renewed at market interest rates, the Cost of Funds Index will rise or fall depending upon the differential between the prior and the new rates on such deposits and borrowings. In addition, dislocations in the thrift industry in recent years have caused and may continue to cause the cost of funds of thrift institutions to change for reasons unrelated to changes in general interest rate levels. Furthermore, any movement in the Cost of Funds Index as compared to other indices based upon specific interest rates may be affected by changes instituted by the FHLB of San Francisco in the method used to calculate the Cost of Funds Index. To the extent that the Cost of Funds Index may reflect interest changes more slowly than other indices, mortgage loans which adjust in accordance with the Cost of Funds Index may produce a higher yield later than would be produced by such other indices, and in a period of declining interest rates, the Cost of Funds Index may remain higher than other market interest rates which may result in a higher level of principal prepayments on mortgage loans which adjust in accordance with the Cost of Funds Index than mortgage loans which adjust in accordance with other indices.

LIBOR, is the interest rate that the most creditworthy international banks dealing in U.S. dollar-denominated deposits and loans charge each other for large dollar-denominated loans. LIBOR is also usually the base rate for large dollar-denominated loans in the international market. LIBOR is generally quoted for loans having rate adjustments at one, three, six or twelve month intervals.

Other Asset-backed Securities. Through trusts and other special purpose entities, various types of securities based on financial assets other than mortgage loans are increasingly available, in both pass-through structures similar to mortgage pass-through securities described above and in other structures more like CMOs. As with mortgage-related securities, these asset-backed securities are often backed by a pool of financial assets representing the obligations of a number of different parties. They often include credit-enhancement features similar to mortgage-related securities.

Financial assets on which these securities are based include automobile receivables; credit card receivables; loans to finance boats, recreational vehicles, and mobile homes; computer, copier, railcar, and medical equipment leases; and trade, healthcare, and franchise receivables. In general, the obligations supporting these asset-backed securities are of shorter maturities than mortgage loans and are less likely to experience substantial prepayments. However, obligations such as credit card receivables are generally unsecured and the obligors are often entitled to protection under a number of state and federal consumer credit laws granting, among other things, rights to set off certain amounts owed on the credit cards, thus reducing the balance due. Other obligations that are secured, such as automobile receivables, may present issuers with difficulties in perfecting and executing on the security interests, particularly where the issuer allows the servicers of the receivables to retain possession of the underlying obligations, thus increasing the risk that recoveries on defaulted obligations may not be adequate to support payments on the securities.

The Subadviser expects additional assets will be “securitized” in the future. The Fund may invest in any such instruments or variations on them to the extent consistent with the Fund’s investment objectives and policies.

Interest Rate Considerations. The market value of debt securities that are interest rate sensitive is inversely related to changes in interest rates. That is, an interest rate decline produces an increase in a security’s market value and an interest rate increase produces a decrease in value. The longer the remaining maturity of a security, the greater the effect of interest rate changes. Changes in the ability of an issuer to make payments of interest and principal and in the market’s perception of its creditworthiness also affect the market value of that issuer’s debt securities.

Prepayments of principal of mortgage-related securities by mortgagors or mortgage foreclosures affect the average life of the mortgage-related securities in the Fund’s portfolio. Mortgage prepayments are affected by the level of interest rates and other factors, including general economic conditions and the underlying location and age of the mortgage. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities.

In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. Because prepayments of principal generally occur when interest rates are declining, it is likely that the Fund, to the extent that it retains the same percentage of debt securities, may have to reinvest the proceeds of prepayments at lower interest rates than those of its previous investments. If this occurs, that Fund’s yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed income securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that the Fund purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, result in a loss equal to any unamortized premium.

Duration is one of the fundamental tools used by the adviser in managing interest rate risks including prepayment risks. Traditionally, a debt security’s “term to maturity” characterizes a security’s sensitivity to changes in interest rates. “Term to maturity,” however, measures only the time until a debt security provides its final payment, taking no account of prematurity payments. Most debt securities provide interest (“coupon”) payments in addition to a final (“par”) payment at maturity, and some securities have call provisions allowing the issuer to repay the instrument in full before maturity date, each of which affect the security’s response to interest rate changes. “Duration” is considered a more precise measure of interest rate risk than “term to maturity.” Determining duration may involve the adviser’s estimates of future economic parameters, which may vary from actual future values. Fixed income securities with effective durations of three years are more responsive to interest rate fluctuations than those with effective durations of one year. For example, if interest rates rise by 1%, the value of securities having an effective duration of three years will generally decrease by approximately 3%.

Mutual Fund Investing

The Fund is authorized to invest in the securities of other investment companies subject to the limitations contained in the 1940 Act. In certain countries, investments by the Fund may only be made through investments in other investment companies that, in turn, are authorized to invest in the securities that are issued in such countries. Investors should recognize that the Fund’s purchase of the securities of such other investment companies results in the layering of expenses such that investors indirectly bear a proportionate part of the expenses for such investment companies including operating costs and investment advisory and administrative fees.

Investment companies in which the Fund may invest may include index-based investments such as ETFs, which hold substantially all of their assets in securities representing their specific index. The main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. As a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Participation on Creditors’ Committees

The Fund may participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject the Fund to expenses such as legal fees and may make the Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund’s ability to purchase or sell a particular security when it might otherwise desire to do so. Participation by the Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Fund will participate on such committees only when the subadviser believes that such participation is necessary or desirable to enforce the Fund’s rights as a creditor or to protect the value of securities held by the Fund.

Preferred Stocks

The Fund may invest in preferred stocks. Preferred stocks have a preference over common stocks in liquidation (and generally dividends as well) but are subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stocks with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risks while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similarly stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Private Placements and Rule 144A Securities

The Fund may purchase securities which have been privately issued and are subject to legal restrictions on resale or which are issued to qualified institutional investors under special rules adopted by the SEC. Such securities may offer higher yields than comparable publicly traded securities, and they may also incur higher risks. Such securities ordinarily can be sold by the Fund in secondary market transactions to certain qualified investors pursuant to rules established by the SEC, in privately negotiated transactions to a limited number of purchasers or in a public offering made pursuant to an effective registration statement under the 1933 Act. Public sales of such securities by the Fund may involve significant delays and expense. Private sales often require negotiation with one or more purchasers and may produce less favorable prices than the sale of similar unrestricted securities. Public sales generally involve the time and expense of the preparation and processing of a registration statement under the 1933 Act (the possible decline in value of the securities during such period) and may involve the payment of underwriting commissions. In some instances, the Fund may have to bear certain costs of registration in order to sell such shares publicly. Except in the case of securities sold to qualifying institutional investors under special rules adopted by the SEC for which the Trustees of the Fund determine the secondary market is liquid, Rule 144A securities will be considered illiquid. Trustees of the Fund may determine the secondary market is liquid based upon the following factors which will be reviewed periodically as required pursuant to procedures adopted by the Fund; the number of dealers willing to purchase or sell the security; the frequency of trades; dealer undertakings to make a market in the security, and the nature of the security and its market. Investing in Rule 144A Securities could have the effect of increasing the level of the Fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. (See “Illiquid and Restricted Securities” above.)

Ratings

If the rating of a security purchased by the Fund is subsequently reduced below the minimum rating required for purchase or a security purchased by the Fund ceases to be rated, neither event will require the sale of the security. However, the adviser as applicable, will consider any such event in determining whether the Fund should continue to hold the security. To the extent that ratings established by Moody’s or S&P may change as a result of changes in such organizations or their rating systems, the Funds will invest in securities which are deemed by the Fund’s adviser to be of comparable quality to securities whose current ratings render them eligible for purchase by the Fund.

Credit ratings issued by credit rating agencies evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of low-rated securities and therefore may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

Real Estate Investment Trusts (REITs)

REITs pool investors’ funds for investment primarily in income-producing commercial real estate or real estate related loans. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year.

REITs can generally be classified as follows:

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Equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value.

•	Mortgage REITs, which invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.

•	Hybrid REITs, which combine the characteristics of both equity REITs and mortgage REITs.

Risks of Investment in Real Estate Securities. Selecting REITs requires an evaluation of the merits of each type of asset a particular REIT owns, as well as regional and local economics. The Global Real Estate, International Real Estate and Real Estate Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, each Fund may be subject to risks similar to those associated with the direct ownership of real estate because of its policy of concentrating in the securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependence on management skill, cash flow dependence, possible lack of availability of long-term mortgage funds, over-building, extended vacancies of properties, decreased occupancy rates and increased competition, increases in property taxes and operating expenses, changes in neighborhood values and the appeal of the properties to tenants and changes in interest rates.

In addition to these risks, equity REITs may be affected by changes in the value of the underlying properties they own, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally are not diversified. Equity and mortgage REITs are also subject to potential defaults by borrowers, self-liquidation, and the possibility of failing to qualify as a REIT under the Code and failing to maintain exemption from the 1940 Act. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, investment in REITs could cause the Fund to possibly fail to qualify as a RIC.

Repurchase Agreements

A Fund may enter into repurchase agreements with banks, broker-dealers or other financial institutions in order to generate additional current income. Under a repurchase agreement, the Fund acquires a security from a seller subject to resale to the seller at an agreed upon price and date. The resale price reflects an agreed upon interest rate effective for the time period the security is held by the Fund. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase price may be the same, with interest payable to the Fund at a stated rate together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the security. Typically, repurchase agreements are in effect for one week or less, but may be in effect for longer periods of time. Repurchase agreements of more than one week’s duration are subject to each Fund’s limitation on investments in illiquid securities.

Repurchase agreements are considered by the SEC to be loans by the purchaser collateralized by the underlying securities. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Fund will generally enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars, primary dealers in U.S. Government securities reporting to the Federal Reserve Bank of New York or broker-dealers approved by the Trustees of the Trust. The subadviser will monitor the value of the underlying securities throughout the term of the agreement to attempt to ensure that their market value always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. Each Fund will maintain a segregated account with its custodian, or a subcustodian for the securities and other collateral, if any, acquired under a repurchase agreement for the term of the agreement.

In addition to the risk of the seller’s default or a decline in value of the underlying security, the Fund also might incur disposition costs in connection with liquidating the underlying securities. If the seller becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of that Fund and therefore subject to sale by the seller’s trustee in bankruptcy. Finally, it is possible that the Fund may not be able to perfect its interest in the underlying security and may be deemed an unsecured creditor of the seller. While the Trustees of the Trust acknowledge these risks, it is expected that they can be controlled through careful structuring of repurchase agreement transactions to meet requirements for treatment as a purchase and sale under the bankruptcy laws and through monitoring procedures designed to assure the creditworthiness of counterparties to such transactions.

Securities Lending

The Fund may lend portfolio securities to broker-dealers and other financial institutions, provided that such loans are callable at any time by the Fund utilizing this investment technique and are at all times secured by collateral held by the Fund at least equal to the market value, determined daily, of the loaned securities. The Fund utilizing this investment technique will continue to receive any income on the loaned securities, and at the same time will earn interest on cash collateral or a securities lending fee in the case of collateral in the form of U.S. Government securities. A loan may be terminated at any time by either the Fund or the borrower. Upon termination of a loan, the borrower will be required to return the securities to the Fund, and any gain or loss in the market price during the period of the loan would accrue to the Fund. If the borrower fails to maintain the requisite amount of collateral, the loan will automatically terminate, and the Fund may use the collateral to replace the loaned securities while holding the borrower liable for any excess of the replacement cost over the amount of the collateral.

When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, in order to exercise such rights if the matters involved would have a material effect on the Fund’s investment in the securities which are the subject of the loan. The Fund may pay reasonable finders, administrative and custodial fees in connection with loans of its portfolio securities.

As with any extension of credit, there are risks of delay in recovery of the loaned securities and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, loans of portfolio securities will be made only to firms considered by the Trust to be creditworthy and when the adviser believes the consideration to be earned justifies the attendant risks.

Short Sales

The Fund may sell securities short as part of its overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which the Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When the Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent the Fund sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of liquid assets with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale). A short sale is “against the box” to the extent the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

When engaging in short sales, the Fund will transact with a prime broker. In the event that the prime broker becomes insolvent, the Fund may be unable to settle pending short sales, engage in additional short sales and/or access its assets that are held by the broker for a period of time.

Small Companies

Investors in Funds that invest in smaller companies should consider carefully the special risks involved. Such smaller companies may present greater opportunities for capital appreciation but may involve greater risk than larger, more mature issuers. Such smaller companies may have limited product lines, markets or financial resources, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. As a result, the prices of their securities may fluctuate more than those of larger issuers.

Taxable Bonds

The Fund may from time to time invest a portion of its assets on a temporary basis in “temporary investments”, the income from which, may be subject to federal and California income tax. Specifically, the Fund may invest in “private activity bonds,” the income from which is not exempt from federal income taxation (the interest on which is also treated as an item of tax preference for purposes of the Alternative Minimum Tax (“AMT Bonds”)). Such temporary investments may consist of notes of issuers having, at the time of purchase, an issue of outstanding municipal bonds rated within the three highest grades by S&P, Moody’s or Fitch (taxable or tax exempt); commercial paper rated at least A-1 by Moody’s, P-1 by S&P or F-1 by Fitch; and U.S. Treasury and agency securities. The CA Tax-Exempt Bond Fund may invest in California bonds with any maturity and may purchase short-term municipal notes such as tax anticipation notes, revenue anticipation notes and bond anticipation notes.

Tax-Exempt Bonds

Tax-exempt bonds are debt obligations issued by the various states and their subdivisions (e.g., cities, counties, towns, and school districts) to raise funds, generally for various public improvements requiring long-term capital investment. Purposes for which tax-exempt bonds are issued include flood control, airports, bridges and highways, housing, medical facilities, schools, mass transportation and power, water or sewage plants, as well as others. Tax-exempt bonds also are occasionally issued to retire outstanding obligations, to obtain funds for operating expenses or to loan to other public or, in some cases, private sector organizations or to individuals.

The two principal classifications of tax-exempt bonds are “general obligation” and “revenue.” General obligations or “G.O.s” are secured by the issuer’s general pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable only from monies derived from a specified source such as operating a particular facility or from a guarantee, lease, specific tax or pool of assets, e.g., a portfolio of mortgages.

Pollution control or other bonds backed by private corporations do not generally have the pledge of the credit of the issuing public body but are secured only by the credit of the corporation benefiting from the facilities being financed. There are, of course, variations in the security of municipal bonds, both within a particular classification and between classifications depending on numerous factors.

The yields on tax-exempt bonds are dependent on a variety of factors, including general money market conditions, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligations and the rating of the issue. The ratings of S&P, Moody’s and Fitch represent their opinions as to the quality of the tax-exempt bonds which they undertake to rate. It should be emphasized however, that ratings are general and not absolute standards of quality. Consequently, tax-exempt bonds with the same maturity and coupon with different ratings may have the same yield.

The ability of issuers engaged in the generation, distribution and/or sale of electrical power and/or natural gas to make payments of principal or interest on such obligations is dependent upon, among other things, the continuing ability of such issuers to derive sufficient revenues from their operations to meet debt service requirements. General problems confronting such issuers include the difficulty in financing construction projects during inflationary periods, restrictions on operations and increased costs and delays attributable to applicable environmental laws, the difficulty in obtaining fuel for energy generation at reasonable prices, the difficulty in obtaining natural gas for resale, and the effects of present or proposed energy or natural resource conservation programs.

There are several federal housing subsidy programs used by state housing agencies which do not result in unconditional protection of the bondholder. Changes enacted by Congress in these programs or administrative difficulties may result in decreases in the present actual or future estimated debt service coverage. A reduction in coverage may also result from economic fluctuations leading to changes in interest rates or operating costs. Most state housing authority bonds are also “moral obligations” of the issuing states; however, a few programs specifically reject the “moral obligation.” In many but not all cases, this “moral obligation” is explicitly reflected in the bond contract by means of an option permitting the state legislature to provide debt service support if the legislature so chooses; thus, this option provides the bondholder with an additional source of potential support not directly related to the specific housing program.

Subsequent to its purchase by the Fund, an issue of tax-exempt bonds or a temporary investment may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the elimination of such obligation from the Fund’s portfolio but the adviser will consider such an event in its determination of whether the Fund should continue to hold such obligation in its portfolio. To the extent that the ratings assigned by S&P, Moody’s or Fitch for tax-exempt bonds or temporary investments may change as a result of changes in such organizations, or changes in their rating systems, the Fund will attempt to use comparable ratings as standards for its investments in tax-exempt bonds or temporary investments in accordance with the investment policies contained herein.

The Fund may purchase municipal obligations on a when-issued basis; i.e., delivery and payment for the securities will take place after the transaction date, normally within 15 to 45 days, though the payment obligation and the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. The Fund will only make commitments to purchase such securities with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. When the Fund purchases securities on a when-issued or forward-commitment basis, the Fund will specifically designate on its accounting records securities having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

Securities purchased on a when-issued basis and the securities held in the Fund’s portfolio are subject to changes in value based upon the public’s perception of the creditworthiness of the issuer and changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates, i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, in order to achieve higher interest income, if the Fund remains substantially invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility of fluctuation in the Fund’s NAV.

Variable and Floating Rate Securities

The Fund may invest in securities with variable and floating rates. Some municipal securities bear rates of interest that are adjusted periodically according to formulae intended to minimize fluctuation in values of floating rate instruments. Variable rate instruments are those whose terms provide for automatic establishment of a new interest rate on set dates. Floating rate instruments are those whose terms provide for automatic adjustment of their interest rates whenever some specified interest rate changes. Variable rate and floating rate instruments will be referred to collectively as “Variable Rate Securities.” The interest rate on Variable Rate Securities is ordinarily determined by reference to, or is a percentage of, a bank’s prime rate, the 90-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term, tax-exempt rates, or some objective standard. Generally, the changes in the interest rate on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations.

Warrants or Rights to Purchase Securities

The Fund may invest in or acquire warrants or rights, valued at the lower of cost or market, to purchase equity or fixed income securities, during a specific period of time. Included are warrants and rights whose underlying securities are not traded on principal domestic or foreign exchanges. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit the Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

When-Issued and Delayed-Delivery Transactions

Each Fund may purchase securities on a when-issued or forward commitment basis. These transactions are also know as delayed-delivery transactions. (The phrase “delayed delivery” is not intended to include purchases where a delay in delivery involves only a brief period required by the selling party solely to locate appropriate certificates and prepare them for submission for clearance and settlement in the customary way.) Delayed-delivery transactions involve a commitment by the Fund to purchase or sell securities at a future date (ordinarily up to 90 days later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitments are negotiated directly with the selling party.

When-issued purchases and forward commitments enable the Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For example, in periods of rising interest rates and falling bond prices, the Fund might sell debt securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Fund might sell securities it owns and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher yields. The Fund will not enter into such transactions for the purpose of leverage.

The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value will be reflected in the Fund’s NAV starting on the first business day after the date of the agreement to purchase the securities. The Fund will be subject to the rights and risks of ownership of the securities on the agreement date. The Fund will not earn interest on securities it has committed to purchase until they are paid for and received.

When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement will be included in the Fund’s assets. Fluctuations in the market value of the underlying securities will not be reflected in the Fund’s NAV as long as the commitment to sell remains in effect. Settlement of when-issued purchases and forward commitment transactions generally takes place up to 90 days after the date of the transaction, but the Fund may agree to a longer settlement period.

The Fund will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into. The Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions.

When the Fund purchases securities on a when-issued or forward-commitment basis, the Fund will specifically designate on its accounting records securities having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. These procedures are designed to ensure that each Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

CA TAX-EXEMPT BOND FUND ONLY

Special California Risk Factors

The California Constitution and various state statutes that limit the taxing and spending authority of the state of California (the “State”) government entities may impair the ability of State issuers to maintain debt service on their obligations, as described more fully below. The following information as to certain State risk factors is provided to investors in view of the policy of the Fund to concentrate its investments in State and municipal issues. Such information constitutes only a brief discussion, does not purport to be a complete description and is based on information from sources believed by the Fund to be reliable, including official statements relating to securities offerings of State and municipal issuers and periodic publications by national rating organizations. Such information, however, has not been independently verified by the Fund.

Certain of the State’s municipal securities in which the Fund may invest may be obligations of issuers that rely in whole or in part on State revenues for payment of these obligations. Property tax revenues and a portion of the State’s General Fund surplus are distributed to counties, cities and their various taxing entities and the State assumes certain obligations previously paid out of local funds. Whether and to what extent a portion of the State’s General Fund will be distributed in the future to counties, cities and various entities is unclear.

Certain legislation enacted in the State over many years could significantly limit State agencies’, local governments’ and districts’ ability to collect sufficient funds to meet debt service on bonds and other obligations. Article XIIIA of the California Constitution, as amended, places restrictions and limits on California taxing entities in their ability to increase real property taxes. Article XIIIB of the California Constitution, added by Proposition 4, imposes on State and municipal entities an annual appropriations limit with respect to certain expenditures and requires the allocation of excess revenues to State education funds. Annual appropriations limits are adjusted annually to reflect changes in consumer prices, population, and certain services provided by these entities. The California Constitution, through amendments made by Propositions 98 and 111, also requires minimum levels of funding for public school and community college districts. Articles XIIIC and XIIID of the California Constitution provide for limitations on the ability of local government agencies to impose or raise various taxes, fees, charges, and assessments without voter approval. Certain “general taxes” imposed after January 1, 1995 by local government must be approved by voters in order to remain in effect, and local voters may have the right to present initiatives to reduce taxes, fees, assessments, or charges imposed by the local government.

In March 2004, State voters approved two ballot measures, collectively known as the Economic Recovery Bond Measures, Propositions 57 and 58. The “Balanced Budget Act” was implemented as a result of these measures. The Balanced Budget Act includes a provision for a “Rainy Day” fund requiring that beginning in fiscal 2006-07, depending on the strength of the economy, from 1% to 3% of annual General Fund revenues must be set aside in a reserve fund, the Budget Stabilization Account (“BSA”). Additionally, the Balanced Budget Act mandates that projected expenditures cannot exceed projected revenues.

In November 2010, State voters approved two more ballot measures, Propositions 25 and 26. Proposition 25 amends the State Constitution to change the legislative vote requirement necessary to pass the State budget and spending bills related to the budget from two-thirds to a simple majority, while preserving the two-thirds requirement for changes in tax rates. Proposition 26 amends the State Constitution to require a two-thirds supermajority vote in the California State Legislature to pass many fees, levies, charges and tax revenue allocations that under the state’s previous rules could be enacted by a simple majority vote.

Certain State municipal securities that the Fund may own may be secured in whole or in part by mortgages or real property deeds of trust, and the rights of the Fund to obtain payment from such security may be constrained by State laws addressing non-judicial foreclosure rights and transfers of title by sale by private owner, antideficiency provisions, and limits on the ability to receive pre-payment charges on mortgage loans. These types of State statutes, among other limits imposed by State law, could affect the flow of revenues to an issuer for debt service on outstanding debt obligations.

Finally, litigation may play a role in the future of the State’s economy, as it is a party to numerous legal proceedings, many of which normally recur in governmental operations. In addition, the State is involved in certain other legal proceedings which, if decided against the State, may require the State to make significant future expenditures or may impair future revenue sources.

California Economic History and Outlook

Since the beginning of 2007, California has experienced a number of shocks that have taken a significant toll on the economy—a deepening housing slump, a breakdown in mortgage markets, tight credit conditions, volatile financial markets and soaring energy prices, all of which, except for soaring energy prices, continue to be significant challenges today. The worldwide recession from the last quarter of 2008 through the second quarter of 2009 and the rapid decline in employment in California from its peak in July 2007 have combined with the other economic conditions mentioned above to adversely affect the principal sources of revenues for the California General Fund. General Fund revenues have been soft, coming in below the levels anticipated in the budgets for 2008-09 and 2009-10. General Fund revenues continued to decline in 2010-2011. In the beginning of 2011-2012 revenues were higher than anticipated, primarily because of higher income tax receipts. The State Budget anticipated higher revenues, but recognized the potential risk that revenues would not continue to exceed expectations and provided for automatic spending cuts if increased revenues failed to materialize. As a result the State made budget cuts for 2011-2012 of nearly $1 billion that went into effect on January 1, 2012 and it may be required to make further cuts of up to an additional $2 billion before the end of the fiscal year. The 2011-2012 budget made progress in stabilizing California’s finances by cutting spending and shifting other expenditures from the State to local governments. Going into the 2011-2012 budget process the State had to close an immediate budget gap of $26.6 billion; going into the 2012-2013 budget process the projected budget gap is $9.2 billion. Nevertheless, the State continues to face daunting challenges of dealing with over $33 billion of budgetary borrowing and deferred funding obligations accumulated over the past decade and massive unfunded pension and retiree healthcare obligations for former and present government employees. The 2012-2013 budget forecasts that the economic recovery will continue at a slow pace with employment not expected to achieve pre-recession levels until 2016 and General Fund revenues not expected to achieve pre-recession levels until 2014-2015.

The 2011-2012 Budget

In November 2010, the California Legislative Analyst’s Office projected California’s budget deficit to be $25.4 billion through June 2012, prompting Governor Schwarzenegger to call the legislature into special session on December 6, 2010 to authorize certain spending cuts, but the special session did nothing, as Democratic legislators chose to wait to act until Democrat Governor-elect Jerry Brown took office on January 3, 2011.

Initially, new Governor Jerry Brown proposed a 2011-2012 budget plan that combined deep cuts to state services, including university systems and welfare programs, with a request that voters extend temporary tax hikes on vehicles, income and sales set to expire July 1, 2011. Governor Brown also proposed to end certain corporate tax breaks, including multibillion-dollar incentives for redevelopment projects, hundreds of millions of dollars of “enterprise zone” credits meant to encourage investment in blighted neighborhoods, and a recent change to state business tax formulas that has reduced corporate taxes by roughly $1 billion.

The State Legislature was unable to muster the two-thirds vote needed to submit the extension of the temporary tax hikes to the voters for approval, and the 2011-2012 Budget adopted on June 28, 2011, combined expenditure reductions of $15 billion, targeted revenue increases of nearly $1 billion, other solutions of $2.9 billion and ordinary revenue growth of $8.3 billion to balance the budget at $85.9 billion of General Fund expenditures, including a reserve of $543 million, a 6.1% reduction from the prior year.

On December 13, 2011, Governor Brown announced $1 billion in cuts to the 2011-2012 Budget as part of the first tier of cuts required by the Budget if revenue increases and expenditure reductions failed to meet required levels. A second tier of cuts could be triggered should revenue fall $2 billion below hoped for levels. The first tier of cuts took effect on January 1, 2012. Tier 2 cuts, if required, will cut an additional $1.9 billion, including $1.54 billion to the state’s K-12 education system.

The Proposed 2012-2013 Budget

Governor Brown’s proposed budget for 2012-13, submitted on January 3, 2012, anticipates a $9.2 billion gap between revenues and projected State expenditures, which he proposes to close with $10.3 billion of expenditure cuts and revenue increases and a $1.1 billion reserve. The 2012-2013 budget calls for a ballot initiative to be voted on in November 2012 that will increase personal income taxes on the State’s wealthiest taxpayers and increase sales taxes by one-half percent. Governor Brown announced in connection with the introduction of his proposed budget that his administration would commence the process of gathering voter signatures for the ballot initiative soon. If the ballot initiative is not passed, the proposed Budget calls for $5.4 billion of trigger cuts to various education and public safety expenditures that would go into effect on January 1, 2013.

Bond Ratings

As of January 2012, California still had the lowest general obligation bond ratings of any state in the country, although after the 2011-2012 Budget passed, Standard and Poor’s changed the State’s credit outlook to stable from negative. California’s bond ratings are: Standard and Poor’s, A-; Fitch, A-; and Moody’s A1. On January 17, 2012, Moody’s downgraded California Redevelopment Authority bonds rated above Baa2 by one notch to address concerns about payments as redevelopment authorities are phased out, pursuant to legislation passed in connection with the 2011-2012 Budget.

Puerto Rico

Puerto Rico’s business cycles have generally tracked those of the United States as a whole, although with somewhat greater volatility. Private sector employment growth in Puerto Rico fell sharply in each of the last four recessions, and bottomed out roughly at the end of the downturn on the mainland. From 1983 to 1992, the Commonwealth of Puerto Rico (the “Commonwealth”) generally experienced a wide-ranging economic expansion with growth in almost every sector of its economy and record levels of employment.

Gross national product (“GNP”) has been subdued in recent years. Some commentators have said that Puerto Rico entered a recession beginning in early 2006 and weak economic conditions resulted in a continued decline into 2009, in line with the results in the United States as a whole. GNP plummeted by 5.5% in fiscal year 2009 (running July 2008 to June 2009) as Puerto Rico suffered its worst contraction on record. While the Economic Activity Index published by the Government Development Bank for Puerto Rico has shown a generally decreasing rate of decline since July 2010, the index is still negative, posting a 0.1% rate of decline in November 2011.

Despite having been allocated $6.5 billion of the federal $787 billion stimulus package, which has helped to create some 17,000 jobs, much of this employment—for instance, infrastructure repairs and renovations of public housing—is of a temporary nature. Unemployment increased in September 2009, rising to 16.4% from 15.8% the previous month. Unemployment dipped slightly in October 2009, to 15.9% from 16.4% the previous month. However, this slight fall contrasted with the ongoing decline in the territory’s labor participation rate, which fell to just 42.7% in November 2009, some 22 percentage points below the U.S. national average and equal to the record low hit in August 2009. With activity in key sectors of the economy, such as tourism and manufacturing, remaining subdued due to weak external demand and projected flat growth for 2010, it was projected that the unemployment rate for end-2010 would likely not fall below 16%. While total employment has remained generally flat since the beginning of 2010, private sector employment was off by 1.4% year over year in October 2011.

On July 1, 2009, new Governor Luis Fortuño, signed the General Budget for the Government of Puerto Rico for fiscal year 2009-10. The spending budget of the General Fund for fiscal year 2009-2010 amounted to $7.7 billion. In addition, the approved budget established a $2.5 billion Stabilization Fund funded with the proceeds from the sale of Puerto Rico Sales Tax Financing Corporation subordinate lien bonds. The Stabilization Fund was used primarily to pay for the costs associated with the payroll reductions and buyout plans included in the Commonwealth’s fiscal reconstruction plan. Including expenditures associated with the Stabilization Fund, the Commonwealth’s structural deficit for fiscal 2010 reached $2.6 billion, or a high of 34.5% of general fund recurring revenues.

In July 2010, Governor Fortuño signed a general fund budget for fiscal 2011 of $9.1 billion. Since taking office in January 2009, Governor Fortuño has slashed Puerto Rico’s payroll by 17%, implemented a property tax, increased corporate and income taxes, and reduced government spending to address its recurring budget shortfalls. Puerto Rico used $1 billion of sales tax bond proceeds from the State Stabilization Fund to help balance its budget for fiscal 2011. That deficit borrowing is smaller than the nearly $3 billion officials used in fiscal 2010 to meet budget expenditures.

In July 2011, Governor Fortuño signed a general fund budget for fiscal 2012 of $9.3 billion, an increase of 1% over fiscal 2011. The budget also forecasts an increase in revenues to $8.6 billion and a deficit of $610 million, which will be funded from the State Stabilization Fund.

As a result of chronic budget deficits, Puerto Rico maintains bond ratings just above junk status, with a rating of BBB from Standard and Poor’s (two steps above junk status), BBB+ from Fitch (one step above junk status) and a rating of Baa1 from Moody’s (three steps above junk status). Standard and Poor’s raised its rating by one notch in March 2011 and Moody’s lowered its rating by one notch with a negative outlook in August 2011. The ratings reflect the ratings agencies’ perception of continued financial deterioration of the severely underfunded status of the employees retirement system, weak finances and a historical trend of funding budget gaps with borrowing.

PERFORMANCE INFORMATION

Performance information for the Funds (and any class of the Funds) may be included in advertisements, sales literature or reports to shareholders or prospective investors. Performance information in advertisements and sales literature may be expressed as a yield of a class of shares and as a total return of a class of shares.

The Funds may from time to time include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and Morningstar, Inc. Additionally, each Fund may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week and Investor’s Business Daily, Stanger’s Mutual Fund Monitor, The Stanger Register, Stanger’s Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard & Poor’s The Outlook, and Personal Investor. The Funds may from time to time illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of each Fund against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the S&P 500® Index, Dow Jones Industrial Average, Barclays Capital U.S. Aggregate Bond Index, Russell Midcap® Growth Index, MSCI EAFE Index® (Europe Australia Far East), Consumer Price Index, Barclays Capital California Municipal Bond Index, Barclays Capital U.S. High-Yield 2% Issuer Capped Bond Index, B of A Merrill Lynch 1-2.99 year Medium Quality Corporate Bonds Index, MSCI World Index, FTSE EPRA/NAREIT Developed Rental ex-U.S. Index, Citigroup 90-Day Treasury Bill Index and FTSE NAREIT U.S. Real Estate Index.

Advertisements, sales literature and other communications may contain information about the Funds and subadvisers’ current investment strategies and management style. Current strategies and style may change to allow the Funds to respond quickly to changing market and economic conditions. From time to time the Funds may include specific portfolio holdings or industries in such communications. To illustrate components of overall performance, each Fund may separate its cumulative and average annual returns into income and capital gains components.

Performance information reflects only the performance of a hypothetical investment in each class during the particular time period on which the calculations are based. Performance information should be considered in light of a Fund’s investment objectives and policies, characteristics and quality of the portfolio, and the market condition during the given time period, and should not be considered as a representation of what may be achieved in the future.

Yield

The 30-day yield quotation as to a class of shares may be computed by dividing the net investment income for the period as to shares of that class by the maximum offering price of each share of that class on the last day of the period, according to the following formula:

YIELD	=	2[(a-b + 1)[6] - 1]
cd

Where:

a =	dividends and interest earned during the period.

b =	net expenses accrued for the period.

c =	the average daily number of shares of the class outstanding during the period that were entitled to receive dividends.

d =	the maximum offering price per share of the class on the last day of the period.

Total Return

Standardized quotations of average annual total return for each class of shares will be expressed in terms of the average annual compounded rate of return for a hypothetical investment in such class of shares over periods of 1, 5 and 10 years or up to the life of the class of shares, calculated for each class separately pursuant to the following formula: P((1+T)(n)) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of each class’s expenses (on an annual basis), deduction of the maximum initial sales load in the case of Class A Shares and the maximum contingent deferred sales charge (“CDSC”) applicable to a complete redemption of the investment in the case of Class B Shares, Class C Shares and Class T Shares, and assume that all dividends and distributions on each class of shares are reinvested when paid.

For average “after-tax” total return, the SEC rules mandate several assumptions, including that the calculations use the historical highest individual federal marginal income tax rates at the time of reinvestment, and that the calculations do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. These returns, for instance, assume that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption. As a result, returns after taxes on distributions and sale of Fund shares may exceed returns after taxes on distributions (but before sale of Fund shares). These returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements.

The Funds may also compute cumulative total return for specified periods based on a hypothetical account with an assumed initial investment of $10,000. The cumulative total return is determined by dividing the NAV of this account at the end of the specified period by the value of the initial investment and is expressed as a percentage. Calculation of cumulative total return reflects payment of the Class A Share’s maximum sales charge of 4.75% for the fixed income funds (2.25% for the Short Term Bond Fund) and 5.75% for the equity funds and assumes reinvestment of all income dividends and capital gain distributions during the period.

The Funds also may quote annual, average annual and annualized total return and cumulative total return performance data, for any class of shares of the Funds, both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods other than those noted above. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or cumulative rates of return and (2) the maximum applicable sales charge will not be included with respect to annual, annualized or cumulative rate of return calculations.

PORTFOLIO TURNOVER

The Funds generally pay brokerage commissions for purchases and sales of portfolio securities other than underlying affiliated mutual funds. Each Fund has a different expected annual rate of portfolio turnover, which is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Fund’s securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses and other costs, which must be borne directly by a Fund and thus indirectly by its shareholders. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of each Fund’s shares and by requirements which enable the Trust to receive certain favorable tax treatment (see “Dividends, Distributions and Taxes”). A Fund with a high turnover rate will pay more in brokerage commissions than would be the case if it had a lower portfolio turnover rate. Historical portfolio turnover rates can be found the Funds’ statutory prospectus under heading “Financial Highlights.” Each Fund’s portfolio turnover rate for the most recent fiscal year can be found in the Summary Prospectus applicable to that fund, or in the Funds’ statutory prospectus in the summary section applicable to that Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Funds of Funds generally do not invest directly in securities, but rather invest in ETFs and shares of underlying mutual funds. The shares of the underlying affiliated mutual funds are purchased at NAV of the shares of that fund without payment of a brokerage commission or a sales charge. The shares of ETFs are purchased through broker-dealers in transactions on a securities exchange, and the Funds will pay customary brokerage commissions for each purchase and sale.

The adviser or subadvisers, as appropriate to the underlying mutual funds execute the portfolio transactions for their respective fund. In allocating portfolio transactions, the underlying fund’s adviser must comply with the brokerage and allocation procedures adopted by the boards of trustees of the underlying mutual funds. The following is a discussion of the portfolio transactions and brokerage procedures of those underlying mutual funds that are affiliated with the Funds, with the exception of the Funds of Funds.

In effecting portfolio transactions for the Trust, the adviser and/or subadviser (throughout this section, the “adviser”) adheres to the Trust’s policy of seeking best execution and price, determined as described below, except to the extent it is permitted to pay higher brokerage commissions for “brokerage and research services” as defined herein. The adviser may cause the Trust to pay a broker an amount of commission for effecting a securities transaction in excess of the amount of commission which another broker or dealer would have charged for effecting the transaction if the adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or that any offset of direct expenses of a Fund yields the best net price. As provided in Section 28(e) of the Securities Exchange Act of 1934, “brokerage and research services” include giving advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities; furnishing analyses and reports concerning issuers, industries, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Brokerage and research services provided by brokers to the Trust or to the adviser are considered to be in addition to and not in lieu of services required to be performed by the adviser under its contract with the Trust and may benefit both the Trust and other clients of the adviser. Conversely, brokerage and research services provided by brokers to other clients of the adviser may benefit the Trust.

If the securities in which a particular Fund of the Trust invests are traded primarily in the OTC market, where possible the Fund will deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commission or transfer taxes.

The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations including, without limitation, the overall direct net economic result to the Trust (involving both price paid or received and any net commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the adviser in determining the overall reasonableness of brokerage commissions paid by the Trust. Some portfolio transactions are, subject to the Conduct Rules of the FINRA and subject to obtaining best prices and executions, effected through dealers (excluding VP Distributors) who sell shares of the Trust.

The Trust has adopted policy and procedures governing the execution of aggregated advisory client orders (“bunching procedures”) in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the adviser shall aggregate transactions unless it believes in its sole discretion that such aggregation is inconsistent with its duty to seek best execution (which shall include the duty to seek best price) for the Trust. No advisory account of the adviser is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the adviser in that security on a given business day, with all transaction costs shared pro rata based on the Trust’s participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the adviser’s accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the adviser whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing and is approved in writing by the adviser’s compliance officer as soon as practicable after the opening of the markets on the trading day following the day on which the order is executed. If an aggregated order is partially filled and allocated on a basis different from that specified in the allocation order, no account that is benefited by such different allocation may intentionally and knowingly effect any purchase or sale for a reasonable period following the execution of the aggregated order that would result in it receiving or selling more shares than the amount of shares it would have received or sold had the aggregated order been completely filled. The Trustees review these procedures periodically as deemed appropriate.

In certain instances there may be securities that are suitable for a Fund’s portfolio as well as for that of another Fund or one or more of the other clients of the applicable subadviser. Investment decisions for a Fund and for the adviser’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Fund is concerned. The Trust believes that over time its ability to participate in volume transactions will produce better executions for the Funds. When appropriate, orders for the account of the Funds are combined with orders for other investment companies or other clients advised by the adviser, including accounts (such as investment limited partnerships) in which the adviser or affiliated or associated persons of the adviser are investors or have a financial interest, in order to obtain a more favorable commission rate. When the same security is purchased for a Fund and one or more other funds or other clients on the same day, the adviser is obligated to allocate the transactions in a manner it believes to be fair to all such Funds and other clients.

The Trust has implemented, and the Board of Trustees has approved, policies and procedures reasonably designed to prevent (i) the adviser’s personnel responsible for the selection of broker-dealers to effect fund portfolio securities transactions from taking into account, in making those decisions, broker-dealer’s promotion or sales efforts, and (ii) the Trust, its advisers and distributor from entering into any agreement or other understanding under which the Funds’ direct brokerage transactions or revenue generated by those transactions to a broker-dealer to pay for distribution of Fund shares. These policies and procedures are designed to prevent the Trust from entering into informal arrangements to direct portfolio securities transactions to a particular broker.

For the fiscal years ended September 30, 2009, 2010 and 2011, brokerage commissions paid by the Trust on portfolio transactions totaled $4,217,927, $3,309,765 and $5,199,113 respectively. Brokerage commissions of $3,520,299 paid during the fiscal year ended September 30, 2011, were paid on portfolio transactions aggregating $22,146,811,915 executed by brokers who provided research and other statistical information.

DISCLOSURE OF FUND HOLDINGS

The Funds of Funds generally do not invest directly in securities, but rather invest in shares of ETFs and mutual funds. The following description pertains to those mutual funds in which the Funds of Funds invest that are affiliated with the Trust, referred to in this section as the “funds”, and it applies to the Funds, with the exception of the Funds of Funds.

The Board of Trustees of the Trust has adopted policies with respect to the disclosure of the Funds’ portfolio holdings. These policies provide that the Funds’ portfolio holdings information generally may not be disclosed to any party prior to the information becoming public. Certain limited exceptions are described below. Additionally, the Funds’ policies prohibit Virtus Investment Partners (“Virtus”) and the Funds’ service providers from entering into any agreement to disclose Fund portfolio holdings in exchange for any form of compensation or consideration. These policies apply to disclosures to all categories of persons, including individual investors, institutional investors, intermediaries who sell shares of the Fund, third parties providing services to the Funds (accounting agent, print vendors, etc.), rating and ranking organizations (Lipper, Morningstar, etc.) and affiliated persons of the Funds.

The Board of Trustees has delegated to the Fund’s Administrator the authority to make decisions regarding requests for information on portfolio holdings prior to public disclosure. The Administrator will authorize the disclosure of portfolio holdings only if it determines such disclosure to be in the best interests of Fund shareholders. The Administrator generally carries out this duty through its chief compliance officer, in consultation with other officers representing various areas of management.

The Funds’ Compliance Officer is responsible for monitoring the use of portfolio holdings information, for the Funds’ compliance with these policies and for providing reports to the Board of Trustees regarding their compliance, including information with respect to any potential conflicts of interest between the interests of Fund shareholders and those of Virtus and its affiliates identified during the reporting period and how such conflicts were resolved.

Public Disclosures

In accordance with rules established by the SEC, each Fund sends semiannual and annual reports to shareholders that contain a full listing of portfolio holdings as of the second and fourth fiscal quarters, respectively, within 60 days of quarter end. The Funds also disclose complete portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q, which is filed with the SEC within 60 days of quarter end. The Funds’ shareholder reports are available without charge on Virtus’ Web site at virtus.com. The funds’ Form N-Q filings are available on the SEC’s Web site at sec.gov. Certain of the Funds also make publicly available on Virtus’ Web site a full listing of portfolio holdings as of the end of each month with a 30-day delay, while other of the Funds make such full listings available as of the end of the quarter with a 60-day delay. Additionally, each Fund, except the AlphaSector Funds, provides its top 10 holdings and summary composition data derived from portfolio holdings information on Virtus’ Web site. This information is posted to the Web site at the end of each month with respect to the top 10 holdings, and at the end of each quarter with respect to summary composition information, generally within 10 business days. With respect to certain funds, the top ten holdings and summary composition information are reported on a one-month lag. This information will be available on the Web site until full portfolio holdings information becomes publicly available as described above. The Funds also provide publicly-available portfolio holdings information directly to ratings agencies, the frequency and timing of which is determined under the terms of the contractual arrangements with such agencies, and may provide to financial intermediaries, upon request, monthly portfolio holdings for periods included in publicly-available quarterly portfolio holdings disclosures.

Other Disclosures

The Administrator may authorize the disclosure of non-public portfolio holdings information under certain limited circumstances. The Funds’ policies provide that non-public disclosures of a Fund’s portfolio holdings may only be made if (i) the Fund has a legitimate business purpose for making such disclosure, and (ii) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information. The Administrator will consider any actual or potential conflicts of interest between Virtus and its mutual fund shareholders and will act in the best interest of the Funds’ shareholders with respect to any such disclosure of portfolio holdings information. If a potential conflict can be resolved in a manner that does not present detrimental effects to Fund shareholders, the Administrator may authorize release of portfolio holdings information. Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to Fund shareholders, the Administrator will not authorize such release.

Ongoing Arrangements to Disclose Portfolio Holdings

As previously authorized by the Funds’ Board of Trustees and/or the Funds’ Administrator, the Funds periodically disclose non-public portfolio holdings on a confidential basis to various service providers that require such information in order to assist the Funds in their day-to-day operations, as well as public information to certain ratings organizations. In addition to Virtus and its affiliates, the entities receiving non-public portfolio holdings information as of the date of this SAI are described in the following table. The table also includes information as to the timing of these entities receiving the portfolio holdings information from the Funds.

Non-Public Portfolio Holdings Information

Type of Service Provider	Name of Service Provider	Timing of Release of Portfolio Holdings Information
Adviser	Virtus Investment Advisers, Inc.	Daily with no delay
Subadviser (Market Neutral Fund)	The Boston Company Asset Management	Daily with no delay
Prime Broker (Market Neutral Fund)	Morgan Stanley	Daily with no delay
Subadviser (Global Infrastructure Fund, Global Real Estate Fund, International Real Estate Fund and Real Estate Fund)	Duff & Phelps Investment Management Co.	Daily with no delay
Subadviser (Alternatives Diversifier Fund, Allocator Premium AlphaSector Fund, AlphaSector Rotation Fund, Global Premium AlphaSector Fund, Premium AlphaSector Fund)	Euclid Advisors LLC	Daily with no delay

Type of Service Provider	Name of Service Provider	Timing of Release of Portfolio Holdings Information
Subadviser (Global Commodities Fund)	Harris Investment Management, Inc.	Daily with no delay
Subadviser (Wealth Masters Fund)	Horizon Asset Management, LLC	Daily with no delay
Subadviser (International Small-Cap Fund)	Kayne Anderson Rudnick Investment Management, LLC	Daily with no delay
Subadviser (EM Equity Income Fund)	Kleinwort Benson Investors International, Ltd.	Daily with no delay
Subadviser (Bond Fund, CA Tax Exempt Bond Fund, EM Debt Fund, High Yield Fund, Multi-Sector Fixed Income Fund, Multi-Sector Short Term Bond Fund and Senior Floating Rate Fund)	Newfleet Asset Management, LLC	Daily with no delay
Subadviser (Virtus Herzfeld Fund)	Thomas J. Herzfeld Advisors, Inc.	Daily with no delay
Subadviser (International Equity Fund)	Pyrford International Ltd.	Daily with no delay
Subadviser (Foreign Opportunities Fund, Global Opportunities Fund, Greater Asia Fund and Greater European Fund)	Vontobel Asset Management, Inc.	Daily with no delay
Subadvisor Trading Support (Foreign Opportunities Fund, Global Opportunities Fund, Greater Asia Japan Opportunities Fund and Greater European Fund)	Northern Trust Corporation	Daily with no delay
Distributor	VP Distributors, LLC	Daily with no delay
Custodian	The Bank of New York Mellon	Daily with no delay
Class Action Service Provider	Glass Lewis	Daily with no delay
Sub-Financial Agent	BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”)	Daily with no delay
Consultant (Foreign Opportunities Fund)	Rogercasey	Monthly with four day delay
Distributor (Foreign Opportunities Fund, Real Estate Securities Fund, Multi-Sector Short Term Bond Fund)	Morgan Stanley Smith Barney LLC	Monthly with four day delay
Portfolio Redistribution Firm (Foreign Opportunities Fund)	Thomson Financial LLC	Fiscal quarter with 20 day delay
Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP	Annual Reporting Period is within 15 business days of end of reporting period Semiannual Reporting Period is within 31 business days of end of reporting period.
Performance Analytics Firm	FactSet Research Systems, Inc.	Daily with no delay
Typesetting and Printing firm for Financial Reports	R.R. Donnelley & Sons Co.	Quarterly, within 15 days of end of reporting period.
Proxy Voting Service	Risk Metrics Group	Twice weekly on an ongoing basis

Type of Service Provider	Name of Service Provider	Timing of Release of Portfolio Holdings Information
Intermediary Selling Shares of the Fund	Merrill Lynch	Quarterly within 10 days of quarter end
TV Financial Markets Talk Shows	CNBC	Monthly for holdings over 1% of issuer equity, in aggregate.*

Public Portfolio Holdings Information
Portfolio Redistribution Firms	Bloomberg, Standard & Poor’s and Thompson Reuters	Monthly with 30 day delay for certain funds; quarterly, 60 days after fiscal quarter end for all others.
Rating Agencies	Lipper Inc. and Morningstar	Monthly with 30 day delay for certain funds; quarterly, 60 days after fiscal quarter end for all others.
Virtus Public Web site	Virtus Investment Partners, Inc.	Certain funds are monthly, with 30-day delay. Other Funds are quarterly, 60 days after fiscal quarter end.

*	A Virtus officer or representative may, from time to time, appear as host or guest of various programming. CNBC requires certain holdings disclosure in order to monitor potential conflicts of interest.

These service providers are required to keep all non-public information confidential and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds.

There is no guarantee that the Funds’ policies on use and dissemination of holdings information will protect the Funds from the potential misuse of holdings by individuals or firms in possession of such information.

SERVICES OF THE ADVISER AND SUBADVISERS

The Adviser

The investment adviser to each of the Funds is Virtus Investment Advisers, Inc. (“VIA” or “Adviser”), which is located at 100 Pearl Street, Hartford, CT 06103. VIA was originally organized in 1932 as John P. Chase, Inc. VIA acts as the investment adviser for over 50 mutual funds and as adviser to institutional clients. As of June 30, 2012, VIA had approximately $24.9 billion in assets under management.

VIA is a wholly-owned indirect subsidiary of Virtus. The principal offices of Virtus are located at 100 Pearl Street, Hartford, CT 06103.

The Adviser provides certain services and facilities required to carry on the day-to-day operations of each of the Funds (for which it receives a management fee) other than the costs of printing and mailing proxy materials, reports and notices to shareholders; outside legal and auditing services; regulatory filing fees and expenses of printing the Trust’s registration statements (but the Distributor purchases such copies of the Trust’s prospectuses and reports and communications to shareholders as it may require for sales purposes); insurance expense; association membership dues; brokerage fees; and taxes.

Each Fund will pay expenses incurred in its own operation and will also pay a portion of the Trust’s general administration expenses allocated on the basis of the asset values of the respective Funds.

As compensation for its services to the below Funds, the Adviser receives a fee, which is accrued daily against the value of each Fund’s net assets and paid monthly at the following annual rates. Alternatives Diversifier Fund does not pay an investment management fee.

Premium AlphaSector Fund	1.10%

	First $1 billion	$1+ billion through $2 billion	$2+ billion
CA Tax-Exempt Bond Fund	0.45%	0.40%	0.35%
Global Commodities Fund	1.00%	0.95%	0.90%
Global Infrastructure Fund	0.65%	0.60%	0.55%
Global Opportunities Fund	0.85%	0.80%	0.75%
Global Real Estate Fund	0.85%	0.80%	0.75%
High Yield Fund	0.65%	0.60%	0.55%
International Real Estate Fund	1.00%	0.95%	0.90%
Multi-Sector Fixed Income Fund	0.55%	0.50%	0.45%
Multi-Sector Short Term Bond Fund	0.55%	0.50%	0.45%
Real Estate Fund	0.75%	0.70%	0.65%
Senior Floating Rate Fund	0.60%	0.55%	0.50%

	First $2 billion	$2+ billion through $4 billion	$4+ billion
Allocator Premium AlphaSector Fund	1.10%	1.05%	1.00%
Foreign Opportunities Fund	0.85%	0.80%	0.75%
Global Premium AlphaSector Fund	1.10%	1.05%	1.00%
International Equity Fund	0.85%	0.80%	0.75%

		First $1 billion	Over $1 billion
AlphaSector Rotation Fund		0.45%	0.40%
Bond Fund		0.45%	0.40%
Dynamic AlphaSector Fund		1.50%	1.40%
EM Bond Fund		0.75%	0.70%
EM Equity Income Fund		1.05%	1.00%
Greater Asia Fund		1.00%	0.95%
Greater European Fund		0.85%	0.80%
Herzfeld Fund		1.00%	0.95%
International Small-Cap Fund		1.00%	0.95%
Wealth Masters Fund		0.85%	0.80%

The Adviser has agreed to limit certain of the Funds’ total operating expenses (excluding interest, taxes, extraordinary expenses and acquired fund fees and expenses, if any) so that expenses do not exceed, on an annualized basis, the amounts indicated in the following table.

	Type*	Class A	Class B	Class C	Class I	Class T
Allocator Premium AlphaSector Fund	V	1.75%	N/A	2.50%	1.50%	N/A
Alternatives Diversifier Fund**	V	0.20%	N/A	0.20%	0.20%	N/A
Bond Fund	V	0.85%	1.60%	1.60%	0.60%	N/A
CA Tax-Exempt Bond Fund	V	0.85%	N/A	N/A	0.60%	N/A
EM Debt Fund	C	1.35%	N/A	2.10%	1.10%	N/A
EM Equity Income Fund	C	1.75%	N/A	2.50%	1.50%	N/A
Global Commodities Fund	V	1.65%	N/A	2.40%	1.40%	N/A
Global Opportunities Fund	V	1.55%	2.30%	2.30%	1.30%	N/A
Global Premium AlphaSector Fund	V	1.75%	N/A	2.50%	1.50%	N/A
Global Real Estate Fund	V	1.40%	N/A	2.15%	1.15%	N/A
Greater Asia Fund	V	1.80%	N/A	2.55%	1.55%	N/A
Greater European Fund	V	1.45%	N/A	2.20%	1.20%	N/A
Herzfeld Fund	C	1.60%	N/A	2.35%	1.35%	N/A
High Yield Fund	V	1.15%	1.90%	1.90%	0.90%	N/A
International Equity Fund	V	1.50%	N/A	2.25%	1.25%	N/A
International Real Estate Fund	V	1.50%	N/A	2.25%	1.25%	N/A
International Small-Cap Fund	C	1.60%	N/A	2.35%	1.35%	N/A
Multi-Sector Short Term Bond Fund	V	1.10%	1.60%	1.35%	0.85%	1.85%
Premium AlphaSector Fund	V	1.70%	N/A	2.45%	1.45%	N/A
Senior Floating Rate Fund***	V	1.20%	N/A	1.95%	0.95%	N/A
Wealth Masters Fund	C	1.45%	N/A	2.20%	1.20%	N/A

*	V = Voluntary; C = Contractual through September 30, 2013.
**	Excludes 12b-1 fees.
***	Excludes leverage expenses, if any.

Following the contractual period, if any, the Adviser may discontinue these expense limitation arrangements at any time. The Adviser may recapture operating expenses waived or reimbursed under these arrangements for a period of three years following the end of the fiscal period in which such waiver or reimbursement occurred.

For services to the Funds during the fiscal years ended September 30, 2009, 2010 and 2011 the Adviser received fees of $25,563,416, $37,356,830 and $58,999,279 respectively, under the investment advisory agreements in effect. Of these totals, the Adviser received fees from each Fund (including its Predecessor Fund) as follows:

Fund Name	2009	2010	2011
Allocator Premium AlphaSector Fund	N/A	N/A	$143,547
AlphaSector Rotation Fund	$73,326	$1,270,559	2,080,758
Alternatives Diversifier Fund	264,262	253,374	38,968
Bond Fund	872,000	943,596	729,909
CA Tax-Exempt Bond Fund	260,491	263,842	252,956
Dynamic Alpha Sector Fund	1,277,040	1,347,274	1,099,014
Foreign Opportunities Fund	7,525,091	9,848,027	9,710,172
Global Commodities Fund	N/A	N/A	53,110
Global Infrastructure Fund	443,080	513,405	452,640
Global Opportunities Fund	453,254	492,712	524,389
Global Premium AlphaSector Fund	N/A	N/A	52,143
Global Real Estate Fund	7,140	21,855	41,701
Greater Asia Fund	25,855	79,204	118,187
Greater European Fund	22,036	51,803	44,824
High Yield Fund	542,082	605,161	655,825
International Equity Fund	N/A	764	141,231
International Real Estate Fund	365,581	280,777	304,067
Multi-Sector Fixed Income Fund	642,050	1,095,017	1,249,863
Multi-Sector Short Term Bond Fund	7,896,946	13,165,242	19,023,014
Premium AlphaSector Fund	N/A	153,990	12,544,437
Real Estate Fund	4,654,670	6,642,241	7,968,148
Senior Floating Rate Fund	196,803	701,134	2,019,176

The Subadvisers

BMO Asset Management Corp. (“BMO AM”)

BMO AM (formerly Harris Investment Management, Inc.) is the Subadviser to Global Commodities Fund. BMO AM, an investment adviser under the Investment Advisers Act of 1940, as amended, is located at 115 South LaSalle Street, 11th Floor, P.O. Box 755, Chicago, IL 60603. BMO AM has been an investment adviser since 1989. BMO AM is a wholly-owned subsidiary of BMO Financial Corp., which is wholly owned by Bank of Montreal, a publicly-held Canadian diversified financial services company. As of December 31, 2011, BMO AM had approximately $12.4 billion in assets under management.

The Subadvisory Agreement provides that VIA will delegate to BMO AM the performance of certain of its investment management services under the Investment Advisory Agreement with Global Commodities Fund. BMO AM will furnish at its own expense the office facilities and personnel necessary to perform such services.

For its services as Subadviser, VIA pays BMO AM at the rate of 50% of the net advisory fee paid by Global Commodities Fund.

Coxe Advisors LLP (“Coxe”)

Coxe is the sub-subadviser to Global Commodities Fund. Coxe is located at 190 South LaSalle Street, Chicago, IL 60603. Coxe has been an investment adviser since 2009. As of December 31, 2011, Coxe had approximately $397 million in assets under management.

The Sub-subadvisory Agreement provides that Harris will delegate to Coxe the performance of certain of its investment management services under the Subadvisory Agreement with Global Commodities Fund. Coxe will furnish at its own expense the office facilities and personnel necessary to perform such services.

For its services as sub-subadviser, Harris pays Coxe at the rate of 40% of its subadvisory fee.

Duff & Phelps Investment Management Co. (“Duff & Phelps”)

Duff & Phelps, an affiliate of VIA, is the subadviser to Global Infrastructure Fund, Global Real Estate Fund, International Real Estate Fund and Real Estate Fund and is located at 200 South Wacker Drive, Suite 500, Chicago, Illinois 60606. Duff & Phelps acts as subadviser to six mutual funds and one closed-end mutual fund, and as adviser to four closed-end mutual funds and to institutional clients. As of September 30, 2011, Duff & Phelps had approximately $8.1 billion in assets under management on a discretionary basis.

The Subadvisory Agreement provides that VIA will delegate to Duff & Phelps the performance of certain of its investment management services with respect to the each of the Funds for which Duff & Phelps acts as a subadviser. Duff & Phelps will furnish at its own expense the office facilities and personnel necessary to perform such services.

For its services as subadviser, VIA pays Duff & Phelps a fee at the rate of 50% of the net investment management fee paid by each applicable fund.

Euclid Advisors LLC (“Euclid”)

Euclid, an affiliate of VIA, is the subadviser to Allocator Premium AlphaSector Fund, Alternatives Diversifier Fund, AlphaSector Rotation Fund, Global Premium AlphaSector Fund and Premium AlphaSector Fund and is located at 100 Pearl Street, Hartford, CT 06103. Euclid serves as subadviser to mutual funds. As of September 30, 2011, Euclid had approximately $3.6 billion in assets under management.

The Subadvisory Agreement provides that VIA will delegate to Euclid the performance of certain of its investment management services with respect to each fund for which Euclid acts as subadviser. Euclid will furnish at its own expense the office facilities and personnel necessary to perform such services.

For its services as subadviser, VIA pays Euclid a fee at the rate of 20% of the net investment management fee paid by AlphaSector Funds. There is no fee payable to Euclid for its services to Alternatives Diversifier Fund.

F-Squared Institutional Advisors, LLC (“F-Squared Institutional”)

F-Squared Institutional serves as the limited services subadviser to Allocator Premium AlphaSector Fund, Global Premium AlphaSector Fund, and Premium AlphaSector Fund and is located at 2221 Washington Street, Suite 201, Newton, MA 02462. F-Squared Institutional has been an investment adviser since 2010 and provides investment management and advisory services to institutional and separately managed accounts. As of September 30, 2011, F-Squared Institutional had approximately $2.7 billion in assets under management.

The Subadvisory Agreement provides that the VIA will delegate to F-Squared Institutional the performance of certain of its investment management services with respect to each Fund for which F-Squared Institutional acts as a subadviser. F-Squared Institutional will furnish at its own expense the office facilities and personnel necessary to perform such services.

For its services as limited services subadviser for Allocator Premium AlphaSector Fund, Global Premium AlphaSector Fund and Premium AlphaSector Fund, VIA pays F-Squared Institutional a fee at the rate of 50% of the net investment management fee paid by each such Fund.

F-Squared Investments, Inc. (“F-Squared”)

F-Squared serves as the limited services subadviser to AlphaSector Rotation Fund and is located at 2221 Washington Street, Suite 201, Newton, MA 02462. F-Squared has been an investment adviser since 2006 and provides investment management and advisory services to institutional and separately managed accounts. As of September 30, 2011, F-Squared had approximately $1.7 billion in assets under management.

The Subadvisory Agreement provides that VIA will delegate to F-Squared the performance of certain of its investment management services with respect to AlphaSector Rotation Fund. F-Squared will furnish at its own expense the office facilities and personnel necessary to perform such services.

For its services as limited services subadviser for AlphaSector Rotation Fund, VIA pays F-Squared a fee which is calculated at the rate of 0.20% on the first $1 billion of the average daily net assets of the Fund, and 0.175% on the Fund’s assets over $1 billion.

Thomas J. Herzfeld Advisors, Inc. (“Herzfeld”)

Herzfeld is located at 119 Washington Street, Suite 504, Miami, FL 33139. Herzfeld has specialized in the closed-end fund industry since its founding in 1984. As of June 30, 2012, Herzfeld had $145 million in assets under management.

The Subadvisory Agreement provides that VIA will delegate to Herzfeld the performance of certain of its investment management services under the Investment Advisory Agreement with respect to Herzfeld Fund. Herzfeld will furnish at its own expense the office facilities and personnel necessary to perform such services.

For its services as subadviser, VIA pays Herzfeld a fee at the rate of 50% of the net investment management fee paid by Herzfeld Fund.

Horizon Asset Management LLC. (“Horizon”)

Horizon is located at 470 Park Avenue South, New York, NY 10016 and has been an investment adviser since 1994. Horizon is owned by Horizon Kinetics, LLC (“Horizon Kinetics”), an independently owned and operated firm formed in May 2011. As of June 30, 2012, Horizon Kinetics had approximately $6.7 billion in assets under management.

The Subadvisory Agreement provides that VIA will delegate to Horizon the performance of certain of its investment management services under the Investment Advisory Agreement with respect to Insider Wealth Fund. Horizon will furnish at its own expense the office facilities and personnel necessary to perform such services.

For its services as subadviser, VIA pays Horizon a fee at the rate of 50% of the net investment management fee paid by Wealth Masters Fund.

Kayne Anderson Rudnick Investment Management, LLC (“Kayne”)

Kayne, an affiliate of VIA, is located at 1800 Avenue of the Stars, 2nd Floor, Los Angeles, CA 90067. Kayne acts as subadviser to mutual funds and as investment adviser to institutions and individuals. As of June 30, 2012, Kayne had approximately $6.4 billion in assets under management.

The Subadvisory Agreement provides that VIA will delegate to Kayne the performance of certain of its investment management services under the Investment Advisory Agreement with respect to International Small-Cap Fund. Kayne will furnish at its own expense the office facilities and personnel necessary to perform such services.

For its services as Subadviser, VIA pays Kayne 50% of the net investment management fee paid by International Small-Cap Fund.

Kleinwort Benson Investors International, Ltd. (“KBI”)

KBI is located at One Rockefeller Plaza, 32nd Floor, New York, NY 10020. As of June 30, 2012, KBI had $3.8 million in assets under management.

The Subadvisory Agreement provides that VIA will delegate to KBI the performance of certain of its investment management services under the Investment Advisory Agreement with respect to Emerging Markets Equity Income Fund. KBI will furnish at its own expense the office facilities and personnel necessary to perform such services.

For its services as subadviser, VIA pays KBI a fee at the rate of 50% of the net investment management fee paid by EM Equity Income Fund.

Newfleet Asset Management, LLC (“Newfleet”)

Newfleet, an affiliate of VIA, is the subadviser to Bond Fund, CA Tax-Exempt Bond Fund, EM Bond Fund, High Yield Fund, Multi-Sector Fixed Income Fund, Multi-Sector Short Term Bond Fund and Senior Floating Rate Fund. Newfleet has locations at 909 Montgomery Street, San Francisco, California 94133 and 100 Pearl Street, Hartford, CT 06103. Newfleet acts as subadviser to mutual funds and as investment adviser to institutions and individuals. As of June 30, 2012, Newfleet had approximately $9.1 billion in assets under management.

The Subadvisory Agreement provides that VIA will delegate to Newfleeet the performance of certain of its investment management services under the Investment Advisory Agreement with respect to each of the Funds for which Newfleet acts as a subadviser. Newfleet will furnish at its own expense the office facilities and personnel necessary to perform such services.

For its services as Subadviser, VIA pays Newfleet a fee at the rate of 50% of the net investment management fee paid by each fund.

Pyrford International Ltd. (“Pyrford”)

Pyrford is subadviser to International Equity Fund and is located at 79 Grosvenor Street, London, U.K. Pyrford is a wholly-owned subsidiary of the Bank of Montreal Capital Markets Holdings Ltd, a BMO Financial Group company. As part of BMO’s private client group, Pyrford provides wealth management services to clients in North America, Middle East, UK and Europe. As of September 30, 2011, Pyrford had $3.2 billion under management.

The Subadvisory Agreement provides that VIA will delegate to Pyrford the performance of certain of its investment management services under the Investment Advisory Agreement with respect to International Equity Fund. Pyrford will furnish at its own expense the office facilities and personnel necessary to perform such services.

For its services as subadviser, VIA pays Pyrford a fee at the rate of 50% of the net investment management fee paid by International Equity Fund.

Vontobel Asset Management, Inc. (“Vontobel”)

Vontobel Asset Management, Inc., formerly named Vontobel USA Inc. (“Vontobel”), 1540 Broadway, 38th Floor, New York, NY 10036, is the subadviser for Foreign Opportunities Fund, Global Opportunities Fund, Greater Asia Fund and Greater European Fund. Vontobel is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Vontobel is a wholly-owned subsidiary of Vontobel Holding AG, a Swiss bank holding company which is traded on the Swiss Stock Exchange. As of September 30, 2011, Vontobel had in excess of $15.6 billion in assets under management.

The Subadvisory Agreement provides that VIA will delegate to Vontobel the performance of certain of its investment management services under the Investment Advisory Agreement with respect to each of the Funds for which Vontobel acts as a subadviser. Vontobel will furnish at its own expense the office facilities and personnel necessary to perform such services.

For its services as subadviser, VIA pays Vontobel a fee at the rate of 50% of the net investment management fee paid by each Fund for which Vontobel acts as a subadviser.

Total subadvisory fees paid by VIA to the respective subadvisers for managing the Funds (including the Predecessor Funds) for the fiscal years ended September 30, 2009, 2010 and 2011 were:

Fund Name	2009	2010	2011
Allocator Premium AlphaSector	N/A	N/A	$45,174
AlphaSector Rotation Fund	N/A	$565,547	924,782
Alternatives Diversifier Fund	N/A	N/A	N/A
Bond Fund	$450,586	485,920	364,954
CA Tax-Exempt Bond Fund	N/A	N/A	N/A
Foreign Opportunities Fund	3,760,848	4,924,013	4,855,087
Global Commodities Stock Fund	N/A	N/A	(15,708)
Global Infrastructure Fund	221,540	256,703	226,324
Global Opportunities Fund	192,453	222,447	224,167
Global Premium AlphaSector Fund	N/A	N/A	(3,896)
Global Real Estate Fund	3,570	10,928	20,851
Greater Asia Fund	(12,716)	(9,910)	(4,843)
Greater European Fund	(16,772)	(13,831)	(19,217)
High Yield Fund	271,040	302,580	327,913
International Equity Fund	N/A	(7,772)	17,794
International Real Estate Fund	182,790	140,389	152,033
Market Neutral Fund	638,520	582,283	439,200
Multi-Sector Fixed Income Fund	321,025	519,460	561,498
Multi-Sector Short Term Bond Fund	3,948,472	6,248,260	8,527,099
Premium AlphaSector Fund	N/A	65,069	6,255,617
Real Estate Securities Fund	2,327,336	3,321,121	3,984,074
Senior Floating Rate Fund	98,402	350,567	897,256

*	Paid to previous Subadvisers.

Investment Advisory and Subadvisory Agreements

Under the Investment Advisory Agreement, VIA is not liable to the Trust or any shareholder for any error of judgment or mistake of law or any loss suffered by the Trust or any shareholder in connection with the Investment Advisory Agreement, except a loss resulting from VIA’s willful misfeasance, bad faith, gross negligence or reckless disregard of duty. Under the Subadvisory Agreements, each of the subadvisers is not liable for actions taken in its best professional judgment, in good faith and believed by it to be authorized, provided such actions are not in breach of the Funds’ investment objectives, policies and restrictions or the result of willful misfeasance, bad faith, gross negligence or breach of duty or obligations.

The Investment Advisory Agreement may be modified or amended only with the approval of the holders of a majority of the applicable Fund’s outstanding shares and by a vote of the majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) (the “Independent Trustees”). The Subadvisory Agreements may be amended at any time by written agreement among the applicable subadviser, the Adviser and the Trust, except that any changes to the duties of and fees payable to the subadviser will also be subject to the approval of the Trustees and, subject to certain exceptions, a majority of the applicable Fund’s outstanding shares. Unless terminated, the Investment Advisory Agreement and the Subadvisory Agreements continue in full force and effect as long as each is approved annually by a majority vote of the Trustees or by a vote of the holders of a majority of the outstanding shares of the applicable Fund, but in either event it also must be approved by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement may be terminated without penalty by any party upon 60 days written notice and automatically terminates in the event of its assignment. Each Subadvisory Agreement may be terminated without penalty by any party upon 30 days written notice, except the Subadvisory Agreement with Newfleet which may be terminated by any party upon 60 days written notice, and each automatically terminates in the event of its assignment. In the event of termination of the Investment Advisory Agreement, or at the request of VIA, the Trust and the Funds will eliminate all reference to “Virtus” from their names.

Each Fund’s Investment Advisory and Subadvisory Agreements provide that the Adviser and Subadviser may render similar services to others so long as the services provided thereunder are not impaired thereby.

The Trust, its Adviser, subadvisers and Distributor have each adopted a Code of Ethics pursuant to Rule 17-j1 under the 1940 Act. Personnel subject to the Codes of Ethics may purchase and sell securities for their personal accounts, including securities that may be purchased, sold or held by the Funds, subject to certain restrictions and conditions. Generally, personal securities transactions are subject to preclearance procedures, reporting requirements and holding period rules. The Codes also restrict personal securities transactions in private placements, IPOs and securities in which the Funds have a pending order. The Trust has also adopted a Senior Management Code of Ethics as required by Section 406 of the Sarbanes-Oxley Act of 2002.

Board of Trustees’ Consideration of Investment Advisory Agreement and Subadvisory Agreements

Except as otherwise set forth below, a discussion regarding the basis for the Board of Trustees approving the investment advisory and subadvisory agreements is available in the funds’ 2011 semiannual report, covering the period October 1, 2010 through March 31, 2011. With respect to the Virtus Allocator Premium AlphaSector Fund, Virtus AlphaSector Rotation Fund, Virtus Alternatives Diversifier Fund, Virtus Global Premium AlphaSector Fund and Virtus Premium AlphaSector Fund, the basis for the Board of Trustees approving the subadvisory agreement with Euclid is available in the funds’ 2011 annual report, covering the period October 1, 2010 through September 30, 2011. With respect to the Virtus CA Tax-Exempt Bond Fund, Virtus Multi-Sector Fixed Income Fund, Virtus Multi-Sector Short Term Bond Fund and Virtus Senior Floating Rate Fund, the basis for the Board of Trustees approving the subadvisory agreement is available in the funds’ 2011 annual report, covering the period October 1, 2010 through September 30, 2011. With respect to EM Debt Fund, EM Equity Income Fund, Herzfeld Fund, Virtus International Small-Cap Fund and Wealth Masters Fund, a discussion regarding the basis for the Board of Trustees approving the investment advisory and subadvisory agreements is expected to be available in the funds’ 2012 annual report, covering the period from inception on September 5, 2012 through September 30, 2012.

Description of Proxy Voting Policy

The Trust has adopted on behalf of the Funds a Statement of Policy with Respect to Proxy Voting (the “Policy”) stating the Trust’s intention to exercise stock ownership rights with respect to portfolio securities in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Funds. The Funds have committed to analyze and vote all proxies that are likely to have financial implications, and where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Funds must also identify potential or actual conflicts of interest in voting proxies and must address any such conflict of interest in accordance with the Policy.

The Policy stipulates that the Funds’ Adviser will vote proxies or delegate such responsibility to a Subadviser. The Adviser or Subadviser will vote proxies in accordance with this Policy, or its own policies and procedures, which in no event will conflict with the Trust’s Policy. Any Adviser or Subadviser may engage a qualified, independent organization to vote proxies on its behalf (a “delegate”). Matters that may affect substantially the rights and privileges of the holders of securities to be voted will be analyzed and voted on a case-by-case basis taking into consideration such relevant factors as enumerated in the Policy. The views of management of a portfolio company will be considered.

The Policy specifies certain factors that will be considered when analyzing and voting proxies on certain issues, including, but not limited to:

•

Corporate Governance Matters—tax and economic benefits of changes in the state of incorporation; dilution or improved accountability associated with anti-takeover provisions such as staggered boards, poison pills and supermajority provisions.

•	Stock Option and Other Management Compensation Issues—executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

•	Social and Corporate Responsibility Issues—the Adviser or Subadvisers will generally vote against shareholder social and environmental issue proposals.

The Funds and their delegates seek to avoid actual or perceived conflicts of interest of Fund shareholders, on the one hand, and those of the Adviser, subadvisers, delegate, Distributor, or any affiliated person of the Funds, on the other hand. Depending on the type and materiality, any conflicts of interest will be handled by (i) relying on the recommendations of an established, independent third party proxy voting vendor; (ii) voting pursuant to the recommendation of the delegate; (iii) abstaining; or (iv) where two or more delegates provide conflicting requests, voting shares in proportion to the assets under management of each delegate. The Policy requires each Adviser, subadviser or delegate to notify the President of the Trust of any actual or potential conflict of interest. No Adviser, subadviser or delegate may waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board of Trustees or the President of the Trust.

The Policy further imposes certain record keeping and reporting requirements on each Adviser, subadviser or delegate. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available free of charge by calling, toll-free, (800) 243-1574, or on the SEC’s Internet site at.sec.gov.

PORTFOLIO MANAGERS

Compensation of Portfolio Managers of Duff & Phelps, Euclid, Kayne and Newfleet

Virtus and certain of its affiliated investment management firms, including Duff & Phelps, Euclid, Kayne and Newfleet (collectively, “Virtus”), believe that the firm’s compensation program is adequate and competitive to attract and retain high-caliber investment professionals. Investment professionals at Virtus receive a competitive base salary, an incentive bonus opportunity and a benefits package. Certain professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance. Certain key individuals also have the opportunity to take advantage of a long-term incentive compensation program, including potential awards of Virtus restricted stock units (“Virtus RSUs”) with multi-year vesting, subject to Virtus board of directors’ approval.

Following is a more detailed description of Virtus’ compensation structure.

Base Salary. Each portfolio manager is paid a fixed base salary, which is designed to be competitive in light of the individual’s experience and responsibilities. Base salary is determined using compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

Incentive Bonus. Annual incentive payments are based on targeted compensation levels, adjusted based on profitability, investment performance factors and a subjective assessment of contribution to the team effort. The short-term incentive payment is generally paid in cash, but a portion may be made in Virtus RSUs. Individual payments are assessed using comparisons of actual investment performance with specific peer group or index measures. (Current benchmarks and/or peer groups are indicated in the table below.) Performance of the Funds managed is generally measured over one-, three- and five year periods and an individual manager’s participation is based on the performance of each Fund/account managed.

Fund	Benchmark(s) and/or Peer Group
Bond Fund	Barclays Capital U.S. Aggregate Bond Index
CA Tax-Exempt Bond Fund	Lipper California Municipal Debt Universe
EM Debt Fund	Lipper Emerging Markets Debt
Global Infrastructure Fund	MSCI World Infrastructure Capped Index
Global Real Estate Fund	FTSE EPRA NAREIT Developed Rental Index
High Yield Fund	Barclays Capital U.S. High-Yield 2% Issuer Capped Bond Index
International Real Estate Fund	FTSE Global Rental x U.S. Index
International Small-Cap Fund	Lipper International Small-Mid Cap Blend
Multi-Sector Fixed Income Fund	Lipper Multi-Sector Income Funds
Multi-Sector Short Term Bond Fund	Lipper Short Investment Grade Debt Funds
Real Estate Fund	FTSE NAREIT Equity REITs Index
Senior Floating Rate Fund	Lipper Loan Participation Funds

While portfolio manager compensation contains a performance component, this component is adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risk. This approach ensures that investment management personnel remain focused on managing and acquiring securities that correspond to a Fund’s mandate and risk profile and are discouraged from taking on more risk and unnecessary exposure to chase performance for personal gain. Virtus believes it has appropriate controls in place to handle any potential conflicts that may result from a substantial portion of portfolio manager compensation being tied to performance.

Other benefits. Portfolio managers are also eligible to participate in broad-based plans offered generally to employees of Virtus and its affiliates, including 401(k), health and other employee benefit plans.

Compensation of Portfolio Managers of BMO AM (Subadviser to Global Commodities Fund)

The compensation program for investment professionals of BMO AM, including the portfolio managers of Global Commodities Fund, is designed to provide a total compensation package that (a) serves to align employees’ interests with those of their clients and (b) helps management to attract and retain high quality investment professionals.

All investment professionals are compensated through a combination of a fixed base salary and bonus. Senior management retains a national compensation consultant to undertake a study, at least annually, to determine appropriate levels of base compensation for the firm’s investment professionals. Bonus amounts are determined by many factors including: the pre-tax investment performance of the portfolio manager compared to the performance of benchmarks relevant to their managed investment strategies and performance of a peer group of funds and investment managers over a rolling one- and three-year performance period. The relevant benchmarks and peer group for the Global Commodities Fund is set forth below:

Fund(s)	Benchmark	Peer Group
Global Commodities Fund	MSCI ACW Commodity Producers Sector Capped Index	None

Additional factors include each individual’s contributions to the success of the firm, and certain other factors at the discretion of senior management. The objective with regard to each component of compensation is to provide competitive compensation to investment professionals.

BMO AM has maintained a deferred incentive compensation program (nonqualified plan) which provides that certain key employees (currently, those who have been designated a Partner or Senior Partner of BMO AM, and including portfolio managers, analysts, and certain non-investment personnel) are granted incentive awards annually, payment of which must be deferred to a future date. Awards to the end of fiscal year 2010 were invested in BMO AM’s managed funds and vest three years from the end of the specific year for which the awards were granted. Awards are payable to participants based on the provisions of the program and the elections of the participants. Beginning in 2011, deferred awards are delivered as Restricted Share Units (RSUs) that reflect the performance of Bank of Montreal common shares on the TSX and earn dividend equivalents in the form of additional units. Also, for key employees, including all senior investment professionals and management direct reports to the President & CEO of BMO AM, a portion of their deferred award are delivered as a Sustained Growth Award (SGA) that has business specific (i.e. BMO AM) post grant performance measures that are directly tied to the longer-term performance of the managed funds and the business as a whole. The incentive pool funding metrics for both the RSU and SGA are aligned to specific business financial objectives and awards vest at the end of three years following the end of the specific year for which the awards were granted. All non-vested awards are forfeited on resignation. The purpose of the deferred programs is to reinforce specific growth objectives, reward individual performance that is focused on the longer-term success of the business and to provide assurance to investors in managed funds/portfolios that key employees have a personal stake in the investment performance of the funds.

Compensation of Portfolio Managers of Coxe (Sub-subadviser to Global Commodities Fund)

Coxe Advisors LLP is a limited liability partnership registered in the State of Illinois. Donald Coxe is founder, Managing Partner and majority owner of the firm, holding 85% of outstanding shares. Net income (and net losses) of the firm are allocated to the partners according to the partnership agreement: For his services, Mr. Coxe receives a minimum fee, “hurdle amount” (set by the firm annually) and the distribution of 85% net income of the firm.

Compensation of Portfolio Managers of F-Squared and F-Squared Institutional (Subadviser to Allocator Premium AlphaSector Fund, AlphaSector Rotation Fund, Global Premium AlphaSector Fund and Premium AlphaSector Fund)

Howard Present is both Portfolio Manager for the AlphaSector Funds as well as CEO of F-Squared and F-Squared Institutional. His compensation includes a base salary and bonus, with the bonus comprised of both cash and equity. The determination of the bonus amount is made by the F-Squared board of directors, based on his responsibilities as CEO.

Compensation of Portfolio Managers of Herzfeld (Subadviser to Herzfeld Fund)

Thomas J. Herzfeld has an employment contract with Thomas J. Herzfeld Advisors, Inc. at a fixed salary plus bonus based on the profitability of the firm. No specific formula is indicated in the contract. Thomas J. Herzfeld Advisors, Inc. is 100% owned by Thomas J. Herzfeld therefore his compensation is directly related to the profitability of the firm.

The compensation of all other employees is at management’s discretion and based on annual year-end reviews or more frequent reviews if requested by the employee. All key personnel are paid by salary and year-end bonus based on the profitability of the firm and the discretion of management.

Employees are paid in cash; however the firm is considering future compensation plans based on cash and stock, perhaps to be rolled out as soon as 2013.

At present, portfolio managers provide input related to their own compensation. There are currently no specific incentives related to specific portfolio performance, but rather to performance of the firm as a whole.

Compensation of Portfolio Managers of Horizon (Subadviser to Wealth Masters Fund)

Compensation for professional and supervisory personnel for the Fund consists of a salary and discretionary bonus. Salary is typically a function of the skill and experience of the particular individual, and discretionary bonuses are based on the overall contribution to the Firm, but are not tied directly to performance. Additionally, shareholders of the Firm, some of whom are team members that will be responsible for management of the Fund, derive benefits normally associated with the ownership of a profitable corporation such as distributions of profits.

Compensation of Portfolio Managers of KBI (Subadviser to EM Equity Income Fund)

Salary—KBI’s compensation structure is one of the most competitive in the industry. Regular surveys of the industry are carried out to ensure that the overall remuneration package remains at the leading edge. In terms of salary, KBI uses a global benefits consulting firm to ensure our salary levels are set competitively against the wider asset management industry.

Bonus—Bonuses are awarded annually. The total pool of money available for bonus payments is driven by the profitability of KBI. In terms of how this gets allocated, the majority of a portfolio manager’s bonus is quantitatively calculated based on relative investment performance. The balance is awarded based on the achievement of personal and team goals. Employees are obliged to take a proportion of their bonus in equity, which vests over a number of years.

Long Term Incentive Program—Certain employees have been awarded parent company shares. These shares vest over a number of years and if the employees leave the shares are forfeited. While KBI does not disclose which employees hold these it is reasonable to assume that the more experienced members of the asset management team and senior management team participate in this retention package.

Compensation of Portfolio Managers of Pyrford (Subadviser to International Equity Fund)

Compensation for investment professionals consists of basic remuneration, which is benchmarked to the external marketplace to ensure it remains competitive. In addition, investment personnel have a proportion of their remuneration, over and above base salary, tied to the investment performance of client accounts. The formula for each professional varies according to their level of portfolio responsibility and seniority.

Bonuses paid to investment professionals include the following additional elements:

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Restricted Share Units (RSU). These units are linked to the value of the share price of the parent group, BMO Financial Group, and mature three years after they are granted. The units accrue dividends announced by the company and distribution is made in cash based on the final share price.

•

Sustained Growth Award (SGA). These units are linked specifically to the performance of Pyrford, including the profitability and investment performance of the firm as a whole. The units mature three years after they are granted and the final value is determined by the business’ previous three year performance.

The possibility of conflicts of interest where a manager might take undue risks to boost lagging performance is prevented through the oversight of the portfolio by the Investment Chairman and Chief Investment Officer. This oversight prevents “style drift” and ensures that the portfolio remains consistent with the prevailing Pyrford philosophy.

Compensation of Portfolio Managers of Vontobel (Subadviser to Foreign Opportunities Fund, Global Opportunities Fund, Greater Asia Fund and Greater European Fund)

The portfolio manager’s compensation consists of two components. The first component is base salary, which is fixed. The second component of compensation is a small percentage of the gross revenues received by Vontobel which are generated by the products that the portfolio manager manages. Payment of a portion of the revenue share is deferred for a three-year period. The portfolio managers do not receive any compensation directly from the Funds or the Adviser.

Other Accounts Managed by Portfolio Managers and Potential Conflicts of Interest

There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of a Fund’s investments and the investments of any other accounts they manage. Such conflicts could include the aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the adviser may have in place that could benefit the Funds and/or such other accounts. The Board of Trustees has adopted on behalf of the Funds policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the Funds’ shareholders. Each Adviser is required to certify its compliance with these procedures to the Board of Trustees on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the Funds’ most recent fiscal year. Additionally, there are no material conflicts of interest between the investment strategy of any Fund and the investment strategy of other accounts managed by portfolio managers since portfolio managers generally manage funds and other accounts having similar investment strategies.

The following table provides information as of September 30, 2011, regarding any other accounts managed by the portfolio managers and portfolio management team members for each of the Funds as named in the prospectuses. As noted in the table, the portfolio managers managing the Funds may also manage or be members of management teams for other mutual funds within the Virtus Mutual Fund complex or other similar accounts.

Portfolio Manager		Registered Investment Companies	Other Pooled Investment Vehicles (PIVs)	Other Accounts
David L. Albrycht	Number of Accounts Managed:	6	0	0
	Assets in Accounts Managed:	$5.4 billion	0	0
Matthew Benkendorf	Number of Accounts Managed:	0	4	1
	Assets in Accounts Managed:	0	$711.8 million	$116.7 million
Robert L. Bishop	Number of Accounts Managed:	4	0	25
	Assets in Accounts Managed:	$529 million	0	$427 million
Bruce Campbell	Number of Accounts Managed:	0	0	0
	Assets in Accounts Managed:	0	0	0
James Collery*	Number of Accounts Managed:	1	9	13
	Assets in Accounts Managed:	$40 million	$484.6 million	823.3 million
Tony Cousins	Number of Accounts Managed:	0	0	0
	Assets in Accounts Managed:	0	0	0
Donald G. M. Coxe	Number of Accounts Managed:	1	2	9
	Assets in Accounts Managed:	$16 million	$203 million	$178 million
David Dickerson	Number of Accounts Managed:	8	0	0
	Assets in Accounts Managed:	$1.7 billion	0	0
Geoffrey Dybas(1)	Number of Accounts Managed:	2	1	12
	Assets in Accounts Managed:	$3 billion	$26.3 million	$238.5 million
Robert J. Eastman	Number of Accounts Managed:	17	6	11
	Assets in Accounts Managed:	$3.8 billion	$204.1 million	$1.1 billion
Sean P. Fitzgibbon	Number of Accounts Managed:	17	6	11
	Assets in Accounts Managed:	$3.8 billion	$204.1 million	$1.1 billion
Cecilia Gondor*	Number of Accounts Managed:	0	0	0
	Assets in Accounts Managed:	0	0	0
Frank J. Haggerty, Jr.(1)	Number of Accounts Managed:	2	1	12
	Assets in Accounts Managed:	$3 billion	$26.3 million	$238.5 million
Timothy M. Heaney	Number of Accounts Managed:	2	0	56
	Assets in Accounts Managed:	$262 million	0	$1.8 billion
Erik Herzfeld*	Number of Accounts Managed:	1	0	225
	Assets in Accounts Managed:	$30 million	0	$115 million
Thomas J. Herzfeld*	Number of Accounts Managed:	1	0	225
	Assets in Accounts Managed:	$30 million	0	$115 million
David Hogarty*	Number of Accounts Managed:	1	9	13
	Assets in Accounts Managed:	$40 million	$484.6 million	823.3 million
Stephen H. Hooker*	Number of Accounts Managed:	0	0	0
	Assets in Accounts Managed:	0	0	0
Matthew Houk*	Number of Accounts Managed:	1	0	1
	Assets in Accounts Managed:	$81.7 million	0	$106,000
Bradley Kane	Number of Accounts Managed:	0	0	14
	Assets in Accounts Managed:	0	0	$637 million
Rajiv Jain(2)	Number of Accounts Managed:	3	14	22
	Assets in Accounts Managed:	$523.2 million	$4.6 billion	$8.9 billion
T. Andrew Janes	Number of Accounts Managed:	3	3	20
	Assets in Accounts Managed:	$35 million	$225 million	$309 million
Kyle A. Jennings	Number of Accounts Managed:	1	0	0
	Assets in Accounts Managed:	$379 million	0	0
Connie M. Luecke	Number of Accounts Managed:	0	0	0
	Assets in Accounts Managed:	0	0	0
Ian Madden*	Number of Accounts Managed:	1	9	13
	Assets in Accounts Managed:	$40 million	$484.6 million	823.3 million

Portfolio Manager		Registered Investment Companies	Other Pooled Investment Vehicles (PIVs)	Other Accounts
Gareth Maher*	Number of Accounts Managed:	1	9	13
	Assets in Accounts Managed:	$40 million	$484.6 million	823.3 million
Daniel McDonagh	Number of Accounts Managed:	0	0	0
	Assets in Accounts Managed:	0	0	0
Jeffrey D. McGrew	Number of Accounts Managed:	17	6	11
	Assets in Accounts Managed:	$3.8 billion	$204.1 million	$1.1 billion
Carlton Neel	Number of Accounts Managed:	8	0	0
	Assets in Accounts Managed:	$1.7 billion	0	0
Howard Present	Number of Accounts Managed:	0	1	1
	Assets in Accounts Managed:	0	$2.1 million	$0.1 million
Amy Robinson	Number of Accounts Managed:	5	0	0
	Assets in Accounts Managed:	$2.7 billion	0	0
Kaushik Saha	Number of Accounts Managed:	2	0	0
	Assets in Accounts Managed:	$309 million	0	0
Daniel Senecal*	Number of Accounts Managed:	1	0	0
	Assets in Accounts Managed:	$300 million	0	0
Paul Simons	Number of Accounts Managed:	0	0	0
	Assets in Accounts Managed:	0	0	0
Randle L. Smith	Number of Accounts Managed:	0	0	0
	Assets in Accounts Managed:	0	0	0
Murray Stahl*	Number of Accounts Managed:	11	21	809
	Assets in Accounts Managed:	$1.3 billion	1.0 billion	$2.1 billion
Craig Stone*	Number of Accounts Managed:	4		316
	Assets in Accounts Managed:	$508 million		$1.3 billion
Craig Thrasher*	Number of Accounts Managed:	0	0	1
	Assets in Accounts Managed:	0	0	$4 million

Note:	Registered Investment Companies include all open and closed-end mutual funds. Pooled Investment Vehicles (PIVs) include, but are not limited to, securities of issuers exempt from registration under Section 3(c) of the 1940 Act, such as private placements and hedge funds. Other accounts would include, but are not limited to, individual managed accounts, separate accounts, institutional accounts, pension funds, collateralized bond obligations, and collateralized debt obligations.
*	As of June 30, 2012
(1)	Mr. Dybas and Mr. Haggerty are Portfolio Managers for two registered investment companies which included $2.9 billion from a closed-end fund of which $123.4 million are REIT preferred securities.
(2)	Mr. Jain is Portfolio Manager for one account which has a performance based fee. The value of the account as of September 30, 2011 was $156.7 million.
(3)	Mr. Stahl is Portfolio Manager for 19 pooled investment vehicles totaling $844 million and 4 other advisory accounts totaling $72 million that have a performance based fee.

Ownership of Fund Securities by Portfolio Managers

The following chart sets forth the dollar range of equity securities beneficially owned by each portfolio manager in the Fund(s) described in the prospectus that he or she manages as of September 30, 2011, or as of footnoted date:

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in Fund Managed
David L. Albrycht	Multi-Sector Fixed Income Fund – $100,001-$500 ,000 Multi-Sector Short Term Bond Fund – over $1,000,000 Senior Floating Rate Fund – $100,001-$500 ,000
Matthew Benkendorf	Global Opportunities Fund – $100,001-$500,000 Greater European Fund – $100,001-$500,000 Greater Asia Fund – $50,001-$100,000
Robert L. Bishop	Bond Fund – None
Bruce Campbell	International Equity Fund – None
James Collery	Emerging Markets Equity Income Fund – None*
Tony Cousins	International Equity Fund – None
Donald G. M. Coxe	Global Commodities Fund – None
David Dickerson	Alternatives Diversifier Fund – $10,001-$50,000
Geoffrey Dybas	Global Real Estate Fund – $10,001-$50,000 International Real Estate Fund – $10,001-$50,000 Real Estate Fund – $50,001-$100,000
Robert J. Eastman	Market Neutral Fund – None
Sean P. Fitzgibbon	Market Neutral Fund – None
Cecilia Gondor	Herzfeld Fund – None*
Frank J. Haggerty, Jr.	Global Real Estate Fund – None International Real Estate Fund – $10,001-$50,000 Real Estate Fund – $10,001-$50,000
Erik Herzfeld	Herzfeld Fund – None*
Thomas J. Herzfeld	Herzfeld Fund – None*
David Hogarty	Emerging Markets Equity Income Fund – None*
Stephen H. Hooker	Emerging Markets Debt Fund – None*
Matthew Houk	Wealth Masters Fund – None*
Timothy M. Heaney	CA Tax-Exempt Bond Fund – None
Rajiv Jain	Foreign Opportunities Fund –$500,001-$1,000,000 Global Opportunities Fund – Over $1,000,000 Greater Asia Fund – Over $1,000,000
T. Andrew Janes	Global Commodities Stock Fund – None
Kyle A. Jennings	Senior Floating Rate Fund – None
Connie M. Luecke	Global Infrastructure Fund – $100,001-$500,000
Ian Madden	Emerging Markets Equity Income Fund – None*
Gareth Maher	Emerging Markets Equity Income Fund – None*
Daniel McDonagh	International Equity Fund – None
Jeffery D. McGrew	Market Neutral Fund – None
Carlton Neel	Alternatives Diversifier Fund – $10,001-$50,000
Howard Present	Allocator Premium AlphaSector Fund – None AlphaSector Rotation Fund – None Global Premium AlphaSector Fund – None Premium AlphaSector Fund – None
Amy Robinson	Allocator Premium AlphaSector Fund – None AlphaSector Rotation Fund – None Global Premium AlphaSector Fund – None Premium AlphaSector Fund – $100,001-$500,000
Kaushik Saha	Bond Fund – None
Daniel Senecal	Emerging Markets Debt Fund – None*
Paul Simons	International Equity Fund – None
Randle L. Smith	Global Infrastructure Fund – $100,001-$500,000
Murray Stahl	Wealth Masters Fund – None*

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in Fund Managed
Craig Stone	International Small-Cap Fund – None*
Craig Thrasher	International Small-Cap Fund – None*

*	This fund is effective only as of the date of this SAI; therefore, the portfolio managers do not own any shares of the fund.

NET ASSET VALUE

The NAV per share of each class of each Fund and each underlying affiliated mutual fund, as applicable, is determined as of the close of regular trading (normally 4 p.m. Eastern time) of the NYSE on days when the NYSE is open for trading. The Funds will not calculate their NAVs per share class on days the NYSE is closed for trading. The NYSE will be closed on the following observed national holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Trust does not price securities on weekends or United States national holidays, the NAV of a Fund’s foreign assets may be significantly affected on days when the investor may not be able to purchase or sell shares of the Funds. The NAV per share of a Fund is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing by the total number of outstanding shares of the Fund. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the SEC. The total liability allocated to a class, plus that class’s distribution fee and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Fund, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the NAV per share.

A security that is listed or traded on more than one exchange generally is valued at the official closing price on the exchange representing the principal exchange for such security. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of NAV may not take place for any Fund which invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of such Fund. The foreign currency exchange rate used to price the currency in which foreign securities are denominated is generally the 4 p.m. Eastern Time spot rate. If at any time a Fund has investments where market quotations are not readily available or are determined not to be reliable indicators of the value of the securities priced, such investments are valued at the fair value thereof as determined in good faith in accordance with policies and procedures approved by the Board of Trustees.

HOW TO BUY SHARES

For Class A Shares, Class C Shares and Class T Shares, the minimum initial investment is $2,500 and the minimum subsequent investment is $100. However, both the minimum initial and subsequent investment amounts are $100 for investments pursuant to the “Systematic Purchase” plan, a bank draft investing program administered by the Distributor, or pursuant to the Systematic Exchange privilege or for an individual retirement account (“IRA”). In addition, there are no subsequent minimum investment amounts in connection with the reinvestment of dividend or capital gain distributions. For Class I Shares, the minimum initial investment is $100,000 and there is no subsequent minimum investment. For purchases of Class I Shares (i) by private clients of the Adviser, Subadviser and their affiliates, (ii) through certain programs and defined contribution plans with which the Distributor has an arrangement or (iii) by Trustees of the funds and directors, officers and employees of Virtus and its affiliates, the minimum initial investment is waived. Completed applications for the purchase of shares should be mailed to: Virtus Mutual Funds, P.O. Box 9874, Providence, RI 02940-8074.

The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust’s behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, accepts the order. Customer orders will be priced at the Funds’ NAVs next computed after they are received in good order by an authorized broker or the broker’s authorized designee.

ALTERNATIVE PURCHASE ARRANGEMENTS

Shares may be purchased from investment dealers at a price equal to their NAV per share, plus a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase (the “initial sales charge alternative”) or (ii) on a contingent deferred basis (the “deferred sales charge alternative”). Certain Funds also offers Class I Shares that may be purchased by certain institutional investors at a price equal to their NAV per share. Orders received by dealers prior to the close of trading on the NYSE are confirmed at the offering price effective at that time, provided the order is received by an authorized broker or broker’s authorized designee prior to its close of business.

The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Funds, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated continuing distribution and services fees and CDSCs on Class C Shares or Class T Shares would be less than the initial sales charge and accumulated distribution services fee on Class A Shares purchased at the same time.

Investors should understand that the purpose and function of the CDSC and ongoing distribution and services fee with respect to the Class C Shares and Class T Shares are the same as those of the initial sales charge and ongoing distribution and services fees with respect to the Class A Shares.

The distribution expenses incurred by the Distributor in connection with the sale of the shares will be paid, in the case of Class A Shares, from the proceeds of the initial sales charge and the ongoing distribution and services fee. In the case of Class B Shares, distribution expenses incurred by the Distributor in connection with the sale of the shares will be paid from the proceeds of the ongoing distribution and services fee and the CDSC incurred upon redemption within five years of purchase for the Fixed Income Fund and within three years of purchase for the Short Term Bond Fund. For Class C Shares, the ongoing distribution and services fee will be used to pay for the distribution expenses incurred by the Distributor. In the case of Class T Shares, distribution expenses incurred by the Distributor in connection with the sale of the shares will be paid from the proceeds of the ongoing distribution and services fee and the CDSC incurred upon redemption within one year of purchase. Sales personnel of broker-dealers distributing the Funds’ shares may receive differing compensation for selling Class A Shares, Class C Shares or Class T Shares.

Dividends paid by the Funds, if any, with respect to each class of shares will be calculated in the same manner at the same time on the same day, except that fees such as higher distribution and service fees relating to each class of shares will be borne exclusively by that class. (See “Dividends, Distributions and Taxes” in this SAI.)

Class A Shares

Class A Shares incur a sales charge when they are purchased and enjoy the benefit of not being subject to any sales charge when they are redeemed, except that a CDSC may apply on certain redemptions made within 18 months following purchases on which a finder’s fee has been paid. For all Virtus fixed income funds and Virtus AlphaSector Rotation Fund, the CDSC is 0.50%; for all other Virtus Mutual Funds, the CDSC is 1.00%. The CDSC period begins on the last day of the month preceding the month in which the purchase was made. Such deferred sales charge may be waived under certain conditions as determined by the Distributor. Class A Shares are subject to ongoing service fees at an annual rate of 0.25% of the Trust’s aggregate average daily net assets attributable to the Class A Shares. In addition, certain purchases of Class A Shares qualify for reduced initial sales charges.

Class B Shares

NOTE: Class B Shares are no longer available for purchase, except through reinvestment of dividends/capital gain distributions by existing shareholders and exchange of Class B shares of a fund for Class B shares of other Virtus Mutual Funds as permitted by the existing exchange privileges (as set forth in the Funds’ prospectuses).

Class B Shares do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within five years of purchase. Class B Shares of the Market Neutral Fund do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within six years of purchase. Class B Shares of the Short Term Bond Fund do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within three years of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. (See “Class A Shares, Class B Shares, Class C Shares and Class T Shares—Waiver of Deferred Sales Charges”).

Class B Shares are subject to ongoing distribution and service fees at an annual rate of up to 1.00% of each Fund’s aggregate average daily net assets attributable to the Class B Shares. Class B Shares enjoy the benefit of permitting all of the investor’s dollars to work from the time the investment is made. The higher ongoing distribution and service fees paid by Class B Shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A Shares. Class B Shares will automatically convert to Class A Shares eight years after the end of the calendar month in which the shareholder’s order to purchase was accepted. Class B Shares of the Short Term Bond Fund convert to Class A Shares six years after the end of the calendar month in which the shareholder’s order to purchase was accepted. Class B Shares of the Market Neutral Fund convert to Class A Shares seven years after the end of the calendar month in which the shareholder’s order to purchase was accepted. The purpose of the conversion feature is to relieve the holders of the Class B Shares that have been outstanding for a period of time sufficient for the Distributor to have been compensated for distribution expenses related to the Class B Shares from most of the burden of such distribution related expenses.

Class B Shares include all shares purchased pursuant to the deferred sales charge alternative which have been outstanding for less than the period ending eight years after the end of the month in which the shares were issued. Class B Shares of the Market Neutral Fund include all shares purchased pursuant to the deferred sales charge alternative which have been outstanding for less than the period ending seven years after the end of the month in which the shares were issued. Class B Shares of the Short Term Bond Fund include all shares purchased pursuant to the deferred sales charge alternative which have been outstanding for less than the period ending six years after the end of the month in which the shares were issued. At the end of this period, Class B Shares will automatically convert to Class A Shares and will no longer be subject to the higher distribution and service fees. Such conversion will be on the basis of the relative NAV of the two classes without the imposition of any sales load, fee or other charge.

For purposes of conversion to Class A Shares, shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a shareholder’s account will be considered to be held in a separate subaccount. Each time any Class B Shares in the shareholder’s account (other than those in the subaccount) convert to Class A Shares, a pro rata portion of the Class B Shares in the subaccount will also convert to Class A Shares.

Class C Shares

Class C Shares are purchased without an initial sales charge but are subject to a deferred sales charge if redeemed within one year of purchase. Class C Shares of the Multi-Sector Short Term Bond Fund are not subject to a sales charge when redeemed. The deferred sales charge may be waived in connection with certain qualifying redemptions. Shares issued in conjunction with the automatic reinvestment of income distributions and capital gain distributions are not subject to any sales charges. Class C Shares are subject to ongoing distribution and service fees of up to 1.00% of each Fund’s aggregate average daily net assets attributable to Class C Shares. Class C Shares of the Multi-Sector Short Term Bond Fund are subject to ongoing distribution and service fees of up to 0.50% of the Funds’ aggregate average daily net assets attributable to Class C Shares. Class C Shares enjoy the benefit of permitting all of the investor’s dollars to work from the time the investment is made. The higher ongoing distribution and services fee paid by Class C Shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A Shares. Class C Shares do not convert to another class of shares and long term investors may therefore pay more through accumulated distribution fees than the economic equivalent of any applicable sales charge and accumulated distribution fees in the other classes.

Class T Shares (Short Term Bond Fund Only)

Class T Shares do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within the first year of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. (See “Class A Shares, Class B Shares, Class C Shares and Class T Shares—Waiver of Deferred Sales Charges”) Class T Shares are subject to an ongoing distribution and services fee at an annual rate of 1.00% of the Short Term Bond Fund’s aggregate average daily net assets attributable to the Class T Shares. Class T Shares enjoy the benefit of permitting all of the investor’s dollars to work from the time the investment is made. The higher ongoing distribution and services fee paid by Class T Shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A Shares. Class T Shares of the Short Term Bond Fund do not convert to another class of shares and long term investors may therefore pay more through accumulated distribution fees than the economic equivalent of any applicable sales charge and accumulated distribution fees in the other classes. Class T shares can be exchanged for Class C Shares of any Virtus Mutual Fund.

Class I Shares

Class I shares are offered primarily to clients of financial intermediaries that (i) charge such clients an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the distributor to offer Class I shares through a no-load network, platform or defined contribution plan. Such clients may include pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations. Class I shares are also offered to private and institutional clients of, or referred by, the Adviser, a subadviser or their affiliates, and to Trustees of the funds and directors, officers and employees of Virtus and its affiliates.

Class A Shares—Reduced Initial Sales Charges

Investors choosing Class A Shares may be entitled to reduced sales charges. The ways in which sales charges may be avoided or reduced are described below. Investors buying Class A Shares on which a finder’s fee has been paid may incur a CDSC if they redeem their shares within 18 months of purchase. For all Virtus fixed income funds and Virtus AlphaSector Rotation Fund, the CDSC is 0.50%; for all other Virtus Mutual Funds, the CDSC is 1.00%. The CDSC period begins on the last day of the month preceding the month in which the purchase was made. Such deferred sales charge may be waived under certain conditions as determined by the Distributor.

Qualified Purchasers.  If you fall within any one of the following categories, you will not have to pay a sales charge on your purchase of Class A Shares: (1) trustee, director or officer of the Virtus Mutual Funds, or any other mutual fund advised, subadvised or distributed by the Adviser, Distributor or any of their corporate affiliates; (2) any director or officer, or any full-time employee or sales representative (for at least 90 days), of the applicable Fund’s Adviser, subadviser (if any) or Distributor; (3) any private client of an Adviser or subadviser to any Virtus Mutual Fund; (4) registered representatives and employees of securities dealers with whom the Distributor has sales agreements; (5) any qualified retirement plan exclusively for persons described above; (6) any officer, director or employee of a corporate affiliate of the Adviser, a subadviser or the Distributor; (7) any spouse, child, parent, grandparent, brother or sister of any person named in (1), (2), (4) or (6) above; (8) employee benefit plans for employees of the Adviser, Distributor and/or their corporate affiliates; (9) any employee or agent who retires from the Distributor and/or their corporate affiliates, or from Phoenix Life Insurance Company and its corporate affiliates (“PNX”) as long as, with respect to PNX employees or agents, such individual was employed by PNX prior to December 31, 2008; (10) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees; (11) any person with a direct rollover transfer of shares from an established Virtus Mutual Fund or Virtus qualified plan; (12) any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge; (13) any unallocated account held by a third party administrator, registered investment adviser, trust company, or bank trust department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate of such accounts held by such entity equal or exceed $1,000,000; (14) any deferred compensation plan established for the benefit of any Virtus Mutual Fund, or Virtus trustee or director; provided that sales to persons listed in (1) through (14) above are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Fund; (15) individual purchasing through an account with an unaffiliated brokerage firm having an agreement with the Distributor to waive sales charges for its clients; (16) purchasers of Class A Shares bought through investment advisers and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients; (17) retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, certain plans qualified or created under Sections 401(a), 403(b) or 457 of the Code), and “rabbi trusts” that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for such purchases; (18) 401(k) participants in the Merrill Lynch Daily K Plan (the “Plan”) if the Plan has at least $3 million in assets or 500 or more eligible employees; or (19) clients of investment advisors or financial planners who buy shares for their own accounts but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements. Each of the investors described in (15) through (19) may be charged a fee by the broker, agent or financial intermediary for purchasing shares.

Combination Purchase Privilege.  Your purchase of any class of shares of these Funds or any other Virtus Mutual Fund (other than any Virtus money market fund), if made at the same time by the same “person,” will be added together with any existing Virtus Mutual Fund account values to determine whether the combined sum entitles you to an immediate reduction in sales charges. A “person” is defined in this and the following sections as (a) any individual, their spouse and minor children purchasing shares for his or their own account (including an IRA account) including his or their own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or certain Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to accounts over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.

Letter of Intent.  If you sign a Letter of Intent, your purchase of any class of shares of these Funds or any other Virtus Mutual Fund (other than any Virtus money market fund), if made by the same person within a thirteen month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and the Distributor. Since the Distributor doesn’t know whether you will ultimately fulfill the Letter of Intent, shares worth 5% of the amount of each purchase will be set aside until you fulfill the Letter of Intent. When you buy enough shares to fulfill the Letter of Intent, these shares will no longer be restricted. If, on the other hand, you do not satisfy the Letter of Intent, or otherwise wish to sell any restricted shares, you will be given the choice of either buying enough shares to fulfill the Letter of Intent or paying the difference between any sales charge you previously paid and the otherwise applicable sales charge. You will be given 20 days to make this decision. If you do not exercise either election, the Distributor will automatically redeem the number of your restricted shares needed to make up the deficiency in sales charges received. The Distributor will redeem restricted Class A Shares before Class C Shares, Class T Shares or Class B Shares, respectively. Oldest shares will be redeemed before selling newer shares. Any remaining shares will then be deposited to your account.

Right of Accumulation.  The value of your account(s) in any class of shares of these Funds or any other Virtus Mutual Fund (other than any Virtus money market fund), may be added together at the time of each purchase to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor at the time of purchase to exercise this right.

Associations.  Certain groups or associations may be treated as a “person” and qualify for reduced Class A Share sales charges. The group or association must: (1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; and (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

Class A Shares, Class B Shares, Class C Shares and Class T Shares—Waiver of Deferred Sales Charges

The CDSC is waived on the redemption (sale) of Class A Shares, Class B Shares, Class C Shares and Class T Shares if the redemption is made (a) within one year of death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased’s spouse, (iii) of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account, or (iv) of the “grantor” on a trust account; (b) within one year of disability, as defined in Code Section 72(m)(7); (c) as a mandatory distribution upon reaching age 70 1/2 under certain retirement plans qualified under Code Sections 401, 408 or 403(b) or resulting from the tax-free return of an excess contribution to an IRA; (d) by 401(k) plans using an approved participant tracking system for participant hardships, death, disability or normal retirement, and loans which are subsequently repaid; (e) from the Merrill Lynch Daily K Plan (“Plan”) invested in Class B Shares, on which such shares the Distributor has not paid the dealer the Class B sales commission; (f) based on the exercise of exchange privileges among Class A Shares, Class B Shares, Class C Shares and Class T Shares of these Funds or any of the Virtus Mutual Funds; (g) based on any direct rollover transfer of shares from an established Virtus Mutual Fund qualified plan into a Virtus Mutual Fund IRA by participants terminating from the qualified plan; and (h) based on the systematic withdrawal program. If, as described in condition (a) above, an account is transferred to an account registered in the name of a deceased’s estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If the Class B Shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC.

Conversion Feature—Class B Shares

Class B Shares will automatically convert to Class A Shares of the same Fund eight years after they are purchased. For Short Term Bond Fund, Class B Shares will automatically convert to Class A Shares of the same Fund six years after they are purchased. For Market Neutral Fund, Class B Shares will automatically convert to Class A Shares of the same Fund seven years after they are purchased. Conversion will be on the basis of the then prevailing NAV of Class A Shares and Class B Shares. There is no sales load, fee or other charge for this feature. Class B Shares acquired through dividend or distribution reinvestments will be converted into Class A Shares at the same time that other Class B Shares are converted based on the proportion that the reinvested shares bear to purchased Class B Shares. The conversion feature is subject to the continuing availability of an opinion of counsel or a ruling of the IRS that the assessment of the higher distribution and service fees and associated costs with respect to Class B Shares does not result in any dividends or distributions constituting “preferential dividends” under the Code, and that the conversion of shares does not constitute a taxable event under federal income tax law. If the conversion feature was suspended, Class B Shares would continue to be subject to the higher distribution and service fees for an indefinite period. Even if the Funds were unable to obtain such assurances, they might continue to make distributions if doing so would assist in complying with their general practice of distributing sufficient income to reduce or eliminate federal taxes otherwise payable by the Funds.

INVESTOR ACCOUNT SERVICES AND POLICIES

The Funds offer accumulation plans, withdrawal plans and reinvestment and exchange privileges. Certain privileges may not be available in connection with all classes. In most cases, changes to account services may be accomplished over the phone. Inquiries regarding policies and procedures relating to shareholder account services should be directed to Mutual Fund Services at (800) 243-1574. Broker-dealers may impose their own restrictions and limits on accounts held through the broker-dealer. Please consult with your broker-dealer for account restrictions and limit information. The Funds and the Distributor reserve the right to modify or terminate these services upon reasonable notice.

Exchanges

Under certain circumstances, shares of any Virtus Mutual Fund (except any of the Virtus money market funds) may be exchanged for shares of the same class of another Virtus Mutual Fund on the basis of the relative NAVs per share at the time of the exchange. Class C Shares are also exchangeable for Class T Shares of those Virtus Mutual Funds offering them. Exchanges are subject to the minimum initial investment requirement of the designated Fund, except if made in connection with the Systematic Exchange privilege described below. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same class of shares of any other Virtus Mutual Fund, if currently offered. Exchanges will be based upon each Fund’s NAV per share next computed following receipt of a properly executed exchange request without sales charge. On exchanges into Class A Shares of a money market fund from Class A Shares of a non-money market fund made within 18 months of a finder’s fee being paid on such non-money market fund shares, a CDSC may be assessed on exchange proceeds. For all Virtus fixed income funds and Virtus AlphaSector Rotation Fund, the CDSC is 0.50%; for all other Virtus Mutual Funds, the CDSC is 1.00%. On exchanges with share classes that carry a CDSC, the CDSC schedule of the original shares purchased continues to apply. The exchange of shares is treated as a sale and purchase for federal income tax purposes. (See “Dividends, Distributions and Taxes.”) Exchange privileges may not be available for all Virtus Mutual Funds and may be rejected or suspended.

In certain circumstances, a Fund or the Distributor may enter into an agreement with a financial intermediary to permit exchanges from one class of a Fund into another class of the same Fund, subject to certain conditions. Such exchanges will only be permitted if, among other things, the financial intermediary agrees to follow procedures established by the Fund or VP Distributors, which generally will require that the exchanges be carried out (i) within accounts maintained and controlled by the intermediary, (ii) on behalf of all or a particular segment of beneficial owners holding shares of the affected Fund within those accounts, and (iii) all at once or within a given time period, or as agreed upon in writing by the Fund or VP Distributors and the financial intermediary. A shareholder’s ability to make this type of exchange may be limited by operational or other limitations of his or her financial intermediary or the Fund. Under the Code, generally if a shareholder exchanges shares from one class of a Fund into another class of the same Fund, the transaction should not be subject to U.S. federal income taxes; however, each shareholder should consult both the relevant financial intermediary and the shareholder’s tax advisor regarding the treatment of any specific exchange carried out under the terms of this paragraph.

Systematic Exchanges.  If the conditions above have been met, you or your broker may, by telephone or written notice, elect to have shares exchanged for the same class of shares of another Virtus Mutual Fund automatically on a monthly, quarterly, semiannual or annual basis or may cancel this privilege at any time. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the NAV of the shares held in a single account), you may direct that shares be automatically exchanged at predetermined intervals for shares of the same class of another Virtus Mutual Fund. Systematic exchanges will be executed upon the close of business on the 10th day of each month or the next succeeding business day. Exchanges will be based upon each Fund’s NAV per share next computed after the close of business on the 10th day of each month (or next succeeding business day), without sales charge. Systematic exchange forms are available from VP Distributors.

Dividend Reinvestment Across Accounts

If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the NAV of the shares held in a single account), you may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Virtus Mutual Funds at NAV. You should obtain a current prospectus and consider the objectives and policies of each Virtus Mutual Fund carefully before directing dividends and distributions to another Virtus Mutual Fund. Reinvestment election forms and prospectuses are available from VP Distributors. Distributions may also be mailed to a second payee and/or address. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by VP Distributors at least three days prior to the record date of such dividend or distribution. If all shares in your account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, you will receive cash for the dividend or distribution regardless of the distribution option selected.

Invest-by-Phone

This expedited investment service allows a shareholder to make an investment in an account by requesting a transfer of funds from the balance of the shareholder’s bank account. Once a request is phoned in, VP Distributors will initiate the transaction by wiring a request for monies to the Shareholder’s commercial bank, savings bank or credit union via Automated Clearing House (“ACH”). The shareholder’s bank, which must be an ACH member, will in turn forward the monies to VP Distributors for credit to the shareholder’s account. ACH is a computer based clearing and settlement operation established for the exchange of electronic transactions among participating depository institutions.

To establish this service, please complete an Invest-by-Phone Application and attach a voided check if applicable. Upon VP Distributors’ acceptance of the authorization form (usually within two weeks) shareholders may call toll free (800) 367-5877 prior to 3:00 p.m. (New York time) to place their purchase request. Instructions as to the account number and amount to be invested must be communicated to VP Distributors. VP Distributors will then contact the shareholder’s bank via ACH with appropriate instructions. The purchase is normally credited to the shareholder’s account the day following receipt of the verbal instructions. The Fund may delay the mailing of a check for redemption proceeds of Fund shares purchased with a check or via Invest-by-Phone service until the Fund has assured itself that good payment has been collected for the purchase of the shares, which may take up to 15 days. The Trust and VP Distributors reserve the right to modify or terminate the Invest-by-Phone service for any reason or to institute charges for maintaining an Invest-by-Phone account.

Systematic Withdrawal Program

The Systematic Withdrawal Program (the “Program”) allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. A sufficient number of full and fractional shares will be redeemed so that the designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing NAV on the date of redemption. The Program also provides for redemptions with proceeds to be directed through ACH to your bank account. For ACH payments, you may select the day of the month for the payments to be made; if no date is specified, the payments will occur on the 15th of the month. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply.

Shareholders participating in the Program must own shares of a Fund worth $5,000 or more, as determined by the then current NAV per share, and elect to have all dividends reinvested. The purchase of shares while participating in the Program will ordinarily be disadvantageous to the Class A Shares investor since a sales charge will be paid by the investor on the purchase of Class A Shares at the same time as other shares are being redeemed. For this reason, investors in Class A Shares may not participate in an automatic investment program while participating in the Program.

Through the Program, Class B, Class C and Class T shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non-Program redemptions) each month or up to 3% of their aggregate net investments each quarter without incurring otherwise applicable CDSCs. Class B, Class C and Class T shareholders redeeming more shares than the percentage permitted by the Program will be subject to any applicable CDSC on all shares redeemed. Accordingly, the purchase of Class B Shares, Class C Shares or Class T Shares will generally not be suitable for an investor who anticipates withdrawing sums in excess of the above limits shortly after purchase.

HOW TO REDEEM SHARES

Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment postponed during periods when the NYSE is closed, other than customary weekend and holiday closings, or if permitted by rules of the SEC, during periods when trading on the NYSE is restricted or during any emergency which makes it impracticable for a Fund to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the SEC for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days or more.

The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust’s behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, accepts the order. Customer orders will be priced at the Funds’ NAVs next computed after they are received in good order by an authorized broker or the broker’s authorized designee.

Redemptions by Class B and Class C shareholders will be subject to the applicable deferred sales charge, if any.

A shareholder should contact his/her broker-dealer if he/she wishes to transfer shares from an existing broker-dealer street name account to a street name account with another broker-dealer. The Funds have no specific procedures governing such account transfers.

Redemption of Small Accounts

Each shareholder account in the Funds which has been in existence for at least one year and which has a value of less than $200, due to redemption activity, may be redeemed upon the giving of not less than 60 days written notice to the shareholder mailed to the address of record. During the 60-day period following such notice, the shareholder has the right to add to the account to bring its value to $200 or more. (See the Funds’ current Prospectus for more information.)

Redemptions by Mail

Shareholders may redeem shares by making written request, executed in the full name of the account, directly to Virtus Mutual Funds, P.O. Box 9874, Providence, RI 02940-8074. (See the Funds’ current Prospectus for more information.)

Redemptions by Telephone

Shareholders who do not have certificated shares may redeem by telephone up to $50,000 worth of their shares held in book-entry form. (See the Funds’ current Prospectus for more information.)

Redemption by Check (Fixed Income Funds only)

Any shareholder of these Funds may elect to redeem shares held in his account by check. Checks will be sent to an investor upon receipt by the Transfer Agent of a completed application and signature card (attached to the application). If the signature card accompanies an individual’s initial account application, the signature guarantee section of the form may be disregarded. However, the Trust reserves the right to require that all signatures be guaranteed prior to the establishment of a check writing service account. When an authorization form is submitted after receipt of the initial account application, all signatures must be guaranteed regardless of account value.

Checks may be drawn payable to any person in an amount of not less than $250, provided that immediately after the payment of the redemption proceeds the balance in the shareholder’s account is $250 or more.

When a check is presented to the Transfer Agent for payment, a sufficient number of full and fractional shares in the shareholder’s account will be redeemed to cover the amount of the check. The number of shares to be redeemed will be determined on the date the check is received by the Transfer Agent. Presently there is no charge to the shareholder for the check writing service, but this may be changed or modified in the future upon two weeks written notice to shareholders. Checks drawn from Class B and Class C accounts are subject to the applicable deferred sales charge, if any.

The check writing procedure for redemption enables a shareholder to receive income accruing on the shares to be redeemed until such time as the check is presented to the Transfer Agent for payment. Inasmuch as canceled checks are returned to shareholders monthly, no confirmation statement is issued at the time of redemption.

Shareholders utilizing withdrawal checks will be subject to the Transfer Agent’s rules governing checking accounts. A shareholder should make sure that there are sufficient shares in his account to cover the amount of any check drawn. If insufficient shares are in the account and the check is presented to the Transfer Agent on a banking day on which the Trust does not redeem shares (for example, a day on which the NYSE is closed), or if the check is presented against redemption proceeds of an investment made by check which has not been in the account for at least fifteen calendar days, the check may be returned marked “Non-sufficient Funds” and no shares will be redeemed. A shareholder may not close his account by a withdrawal check because the exact value of the account will not be known until after the check is received by the Transfer Agent.

Redemption in Kind

To the extent consistent with state and federal law, the Funds may make payment of the redemption price either in cash or in kind. However, the Funds have elected to pay in cash all requests for redemption by any shareholder of record, limited in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the NAV of the Fund at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the 1940 Act and is irrevocable while the Rule is in effect unless the SEC, by order, permits the withdrawal thereof. In case of a redemption in kind, securities delivered in payment for shares would generally represent the shareholder’s proportionate share of the Fund’s current net assets and be valued at the same value assigned to them in computing the NAV per share of the Fund. A shareholder receiving such securities would incur brokerage costs when selling the securities.

Returned/Uncashed Checks Policy

For the protection of Fund shareholders, if you have elected to receive dividends and other distributions in cash, and the check is returned to the Fund as undeliverable or you do not respond to mailings from Virtus with regard to uncashed distribution checks, we may take any of the following actions:

•	The distribution option on your account(s) will be changed to reinvest and all subsequent payments will be reinvested in additional shares of the Fund

•	Any systematic withdrawal plan will be stopped immediately

•	If a check is not presented for payment within six months, the Fund reserves the right to reinvest the check proceeds

•	If reinvested, distributions will be reinvested in the Fund at the earliest date practicable after the waiting period at the then-current NAV of such Fund.

•	No interest will accrue on amounts represented by uncashed dividend, distribution or redemption checks

This policy may not apply to certain retirement or qualified accounts; closed accounts or accounts under the Fund’s required minimum threshold.

Reinvestment of future distributions will continue until you notify us of your election to reinstate cash payment of the dividends and other distributions. You will also be required to confirm your current address and daytime telephone number.

Account Reinstatement Privilege

Shareholders who may have overlooked features of their investment at the time they redeemed have a privilege of reinvestment of their investment at NAV. (See the Funds’ current prospectus for more information.)

DIVIDENDS, DISTRIBUTIONS AND TAXES

Qualification as a Regulated Investment Company

Each Fund within the Trust is separate for investment and accounting purposes and is treated as a separate corporation for United States federal income tax purposes. Each Fund has elected to qualify and intends to qualify as a RIC under Subchapter M of the Code. In each taxable year that a Fund qualifies as a RIC and distributes to its shareholders as dividends (not including “capital gains dividends,” discussed below) at least 90% of its ordinary investment income and short-term capital gains, with certain modifications, it (but not its shareholders) will be relieved of United States federal income tax on that portion of its net investment income and net capital gains that are currently distributed (or deemed distributed) to its shareholders. To the extent that a Fund fails to distribute all of its taxable income, it will be subject to corporate income tax (currently at a maximum rate of 35%) on any retained ordinary investment income or short-term capital gains, and corporate income tax (currently at a maximum rate of 35%) on any undistributed long-term capital gains.

Each Fund intends to make timely distributions, if necessary, sufficient in amount to avoid the non-deductible 4% excise tax that is imposed on a RIC to the extent that it fails to distribute, with respect to each calendar year, at least 98% of its ordinary income (not including tax-exempt interest) for such calendar year and 98.2% of its capital gain net income as determined for a one-year period ending on October 31 of such calendar year (or as determined on a fiscal year basis if the Fund’s fiscal year ends on November 30 or December 31, if the Fund so elects). In addition, an amount equal to any undistributed investment company taxable income or capital gain net income from the previous calendar year must also be distributed to avoid the excise tax. The excise tax is imposed on the amount by which the RIC does not meet the foregoing distribution requirements. If a Fund has taxable income that would be subject to the excise tax, the Fund intends to distribute such income so as to avoid payment of the excise tax. Notwithstanding the foregoing, there may be certain circumstances under which it would be appropriate for a Fund to pay the excise tax.

Each Fund must satisfy the following tests each year in order to qualify as a RIC: (a) derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities and certain other investment income; and (b) meet specified diversification requirements at the end of each quarter of each taxable year. Each Fund intends to satisfy these requirements. With respect to the diversification requirement, each Fund must also diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, United States government securities and securities of other RICs, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of that Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any issuer (other than United States government securities or the securities of other RICs). Each Fund intends to comply with all of the foregoing criteria for qualification as a RIC; however, there can be no assurance that each Fund will so qualify and continue to maintain its status as a RIC. If in any taxable year a Fund does not qualify as a RIC or fails to distribute at least 90% of the Fund’s investment company taxable income, all of its taxable income will be taxed at corporate rates, the Fund would not be entitled to deduct distributions to shareholders, and any capital gain dividend would not retain its character in the hands of the shareholder for tax purposes. The Code provides relief for certain de minimis failures to meet the asset or income tests or for certain failures due to reasonable cause. These relief provisions may prevent a Fund from being disqualified as a RIC and/or reduce the amount of tax on the Fund’s income as a result of the failure to meet certain tests.

Taxation of Distributions to Shareholders

Pursuant to the Jobs and Growth Tax Reconciliation Act of 2003, certain qualified dividend income (“QDI”) and long-term capital gains are taxed at a lower tax rate (maximum 15%) for individual shareholders. The reduced rate for QDI applies to dividends from domestic corporations and certain qualified foreign corporations subject to various requirements and a minimum holding period applicable to both a Fund and its shareholders. Ordinary distributions made by a Fund to its shareholders are eligible for the reduced rate to the extent the underlying income in the Fund is QDI. This lower rate is only effective for tax years ending before January 1, 2013. Beginning with 2013, the tax rate will change absent additional legislative action. In addition, beginning with 2013, an additional 3.8% tax will apply to the lesser of (i) an individual’s net investment income or (ii) the excess of modified adjusted gross income over $200,000 (in the case of single filers) or $250,000 (in the case of a joint return).

Distributions made by a Fund from ordinary investment income and net short-term capital gains will be taxed to such Fund’s shareholders as ordinary dividend income to the extent of the earnings and profits of the Fund. Ordinary income dividends received by corporate shareholders of a Fund will qualify for the 70% dividends-received deduction to the extent the Fund designates such amounts as qualifying dividend distributions; however, the portion that may be so designated is subject to certain limitations. Distributions by a Fund that are reported by the Fund as capital gain dividends in written statements furnished to its shareholders (e.g., form 1099) will be taxed to the shareholders as long-term capital gain, and will not be eligible for the corporate dividends-received deduction.

Dividends declared by a Fund to shareholders of record in October, November or December will be taxable to such shareholders in the year that the dividend is declared, even if it is not paid until the following year (so long as it is actually paid by the Fund in January of such following year). Also, shareholders will be taxable on amounts reported by a Fund in written statements to shareholders as capital gain dividends, even if such amounts are not actually distributed to them. Shareholders will be entitled to claim a credit against their own United States federal income tax liability for taxes paid by each Fund on such undistributed capital gains, if any.

Dividends and capital gain distributions will be taxable to shareholders as described above whether received in cash or in shares under a Fund’s distribution reinvestment plan. With respect to distributions received in cash or reinvested in shares purchased on the open market, the amount of the distribution for tax purposes will be the amount of cash distributed or allocated to the shareholder.

Shareholders should be aware that the price of shares of a Fund that are purchased prior to a dividend or distribution by the Fund may reflect the amount of the forthcoming dividend or distribution. Such dividend or distribution, when made, would be taxable to shareholders under the principles discussed above even though the dividend or distribution may reduce the NAV of shares below a shareholder’s cost and thus represent a return of a shareholder’s investment in an economic sense.

A high portfolio turnover rate may result in the realization of larger amounts of short-term gains, which are taxable to shareholders as ordinary income.

Each Fund intends to accrue dividend income for United States federal income tax purposes in accordance with the rules applicable to RICs. In some cases, these rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into account by the Fund as taxable income.

Shareholders should consult their own tax advisor about their tax situation.

Income and capital gain distributions are determined in accordance with rules set forth in the Code and the Treasury Regulations promulgated thereunder (the “Regulations”) that may differ from United States Generally Accepted Accounting Principles.

Taxation of Debt Securities

Certain debt securities can be originally issued or acquired at a discount. Special rules apply under the Code to the recognition of income with respect to such debt securities. Under the special rules, a Fund may recognize income for tax purposes without a corresponding current receipt of cash. In addition, gain on a disposition of a debt security subject to the special rules may be treated wholly or partially as ordinary income, not capital gain.

A Fund may invest in certain investments that may cause it to realize income prior to the receipt of cash distributions, including securities bearing original issue discount. The level of such investments is not expected to affect a Fund’s ability to distribute adequate income to qualify as a RIC.

Taxation of Derivatives and Foreign Currency Transactions

Many futures contracts and foreign currency contracts entered into by a Fund and all listed non-equity options written or purchased by a Fund (including options on debt securities, options on futures contracts, options on securities indices and options on broad-based stock indices) are governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position is treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of a Fund’s taxable year (and, generally on October 31 for purposes of the 4% excise tax), all outstanding Section 1256 positions are marked-to-market (i.e., treated as if such positions were closed out at their closing price on such day), and any resulting gain or loss is treated as 60% long-term and 40% short-term capital gain or loss. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for United States federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in a Fund’s portfolio.

Equity options written by a Fund (covered call options on portfolio stock) will be subject to the provisions under Section 1234 of the Code. If a Fund writes a call option, no gain is recognized upon its receipt of a premium. If such an option lapses or is closed out, any gain or loss is treated as a short-term capital gain or loss. If such an option is exercised, any resulting gain or loss is a short-term or long-term capital gain or loss depending on the holding period of the underlying stock.

Positions of a Fund which consist of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes the Fund’s risk of loss with respect to such stock could be treated as a “straddle” that is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for any “qualified covered call options” on stock options written by a Fund.

Positions of a Fund which consist of at least one debt security not governed by Section 1256 of the Code and at least one futures or currency contract or listed non-equity option governed by Section 1256 of the Code which substantially diminishes the Fund’s risk of loss with respect to such debt security are treated as a “mixed straddle.” Although mixed straddles are subject to the straddle rules of Section 1092 of the Code, certain tax elections exist for them that reduce or eliminate the operation of these rules. Each Fund will monitor these transactions and may make certain tax elections in order to mitigate the operation of these rules and prevent disqualification of the Fund as a RIC for United States federal income tax purposes.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time it actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary income or loss. Generally, these gains and losses, referred to under the Code as Section 988 gains or losses, may increase or decrease the amount of each Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

These special tax rules applicable to options, futures and currency transactions could affect the amount, timing and character of a Fund’s income or loss and hence of its distributions to shareholders by causing holding period adjustments, converting short-term capital losses into long-term capital losses, and accelerating a Fund’s income or deferring its losses.

The United States Internal Revenue Service (“IRS”) has not provided guidance on the tax consequences of certain investments and other activities that the Funds may make or undertake. While the Funds will endeavor to treat the tax items arising from these transactions in a manner believed to be appropriate, guarantees cannot be given that the IRS or a court will concur with the Funds’ treatment and that adverse tax consequences will not ensue.

Taxation of Foreign Investments

If a Fund invests in stock of certain passive foreign investment companies, the Fund may be subject to special United States federal income taxation rules applicable to any “excess distribution” with respect to such stock or gain from the disposition of such stock treated as an “excess distribution.” The tax would be determined by allocating such distribution or gain ratably to each day of the Fund’s holding period for the stock. The distributions or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company’s stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund’s investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders. The Fund may elect to mark-to-market (i.e., treat as if sold at their closing market price on same day) its investments in certain passive foreign investment companies and avoid any tax and/or interest charge on excess distributions.

The Funds may be subject to tax on dividend or interest income received from securities of non-United States issuers withheld by a foreign country at the source. The United States has entered into tax treaties with many foreign countries that entitle a Fund to a reduced rate of tax or exemption from tax on income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund’s assets to be invested within various countries is not known. Each Fund intends to operate so as to qualify for treaty tax benefits where applicable. If more than 50% of the value of a Fund’s total assets at the close of its taxable year is comprised of stock or securities issued by foreign corporations, the Fund may elect to

“pass through” to the Fund’s shareholders the amount of foreign income taxes paid by the Fund. If a Fund does elect to “pass through,” each shareholder will receive a written statement from the Fund identifying the amount of such shareholder’s pro rata share of (i) the foreign taxes paid and (ii) the Fund’s gross income from foreign sources. In addition, if at least 50% of the value of a Fund’s assets at the close of each quarter of the tax year is represented by interests in other RICs, then such Fund may “pass through” foreign income taxes paid without regard to whether more than 50% of the Fund’s total assets at the close of the tax year consisted of stock and securities issued by foreign corporations. If a Fund passes through foreign taxes, each shareholder will be required to include the amount of such shareholder’s pro rata share of such taxes in gross income (in addition to dividends actually received), and the shareholder will be entitled to deduct such foreign taxes (if the shareholder itemizes deductions) in computing taxable income or claim a credit against U.S. federal income tax liability, subject to limitations.

United States Federal and California Taxation of Distributions—Virtus CA Tax-Exempt Bond Fund

If at least 50% of the value of a Fund’s assets at the close of each quarter of the tax year is comprised of tax-exempt state and local bonds, then such Fund is qualified to pay exempt-interest dividends for United States federal income tax purposes to the Fund’s shareholders. The CA Tax-Exempt Bond Fund intends to comply with this standard because at least 80% of the assets of the Fund will normally be invested in California municipal securities, and the Fund will provide shareholders with a written statement identifying each shareholder’s amount of exempt-interest dividends. Exempt-interest dividends received by a shareholder are treated as items of tax-exempt interest to the shareholder.

In addition, distributions, or parts thereof derived from interest received on state and local issues and United States government obligations held by the CA Tax-Exempt Bond Fund, will be exempt from California personal income taxes in ratable proportion of the California investments and United States government obligations of the CA Tax-Exempt Bond Fund, provided that the Fund has complied with the requirement that at least 50% of its assets be invested in State and local issues and United States government issues at the end of each fiscal quarter. The CA Tax-Exempt Bond Fund intends to comply with this standard because at least 80% of the assets of the Fund will normally be invested in California municipal securities. Distributions derived from other earnings will be subject to California personal income tax for California residents and other persons subject to California income tax.

Sale or Exchange of Fund Shares

Gain or loss will be recognized by a shareholder upon the sale of his or her shares in a Fund or upon an exchange of his or her shares in a Fund for shares in another Fund. Provided that the shareholder is not a dealer in such shares, such gain or loss will generally be treated as capital gain or loss, measured by the difference between the adjusted basis of the shares and the amount realized from the sale. Under current law, capital gains (whether long-term or short-term) of individuals and corporations are fully includable in taxable income. Capital losses (whether long-term or short-term) may offset capital gains plus (for non-corporate taxpayers only) up to $3,000 per year of ordinary income.

Redemptions, including exchanges, of shares may give rise to recognized gains or losses. All or a portion of a loss realized upon the redemption, including exchanges, of shares may be disallowed under “wash sale” rules to the extent shares are purchased (including shares acquired by means of reinvested dividends) within a 61-day period beginning 30 days before and ending 30 days after such redemption. Any loss realized upon a shareholder’s sale, redemption or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any capital gain dividend distributed with respect to such shares. The “wash sale” restrictions also apply to an investor who holds a security both within a tax-deferred account and in a taxable account; sales and repurchases between two accounts will be considered as wash sales.

Under certain circumstances, the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of a Fund are disposed of within 90 days after the date on which they were acquired and new shares of a RIC are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss realized on the disposition will be determined by excluding from the tax basis of the shares disposed of all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of the shareholder having incurred a sales charge initially. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.

For shares of a Fund acquired on or after January 1, 2012, each shareholder’s Form 1099 will report the cost basis of any such shares that were redeemed, sold, or exchanged during the year, and the form will report whether the gain or loss is treated as short-term or long-term. This information will be reported to the IRS. Each shareholder should inform the Fund of such shareholder’s cost selection for tax reporting purposes at the time of the sale or exchange of Fund shares or provide in advance a standing cost basis method for the shareholder’s account. If a shareholder does not provide cost basis instructions, the Fund’s default method will be used.

Tax Information

Written notices will be sent by United States mail to shareholders regarding the tax status of all distributions made (or deemed to have been made) during each taxable year, including the amount of QDI for individuals, the amount qualifying for the corporate dividends-received deduction (if applicable) and the amount of capital gain dividends, undistributed capital gains (if any), tax credits (if applicable), and cumulative return of capital (if any).

Important Notice Regarding Taxpayer IRS Certification and Backup Withholding

Pursuant to the Regulations, the Funds may be required to withhold a percentage of all reportable payments, including any taxable dividends, capital gains distributions or share redemption proceeds, at the specified rate in effect when such payments are made, for an account which does not have a taxpayer identification number and certain required certifications. The Funds reserve the right to refuse to open an account for any person failing to provide a taxpayer identification number along with the required certifications. The Funds will furnish shareholders, within 31 days after the end of the calendar year, with the information that is required by the IRS for preparing income tax returns. The Fund will also provide this same information to the IRS in the manner required by the IRS. Depending on your state of residence, the information may also be filed with your state taxing authority.

Some shareholders may be subject to withholding of United States federal income tax on dividends and redemption payments from the Funds (“backup withholding”) at the specified rate in effect when such payments are made. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Generally, shareholders subject to backup withholding will be (i) those for whom a certified taxpayer identification number is not on file with the Fund, (ii) those about whom notification has been received (either by the shareholder or the Fund) from the IRS that they are subject to backup withholding or (iii) those who, to the Fund’s knowledge, have furnished an incorrect taxpayer identification number. Generally, to avoid backup withholding, a shareholder must, at the time an account is opened, certify under penalties of perjury that the social security number or taxpayer identification number (“TIN”) furnished is correct and that he or she is not subject to backup withholding. From time to time, the shareholder may also be requested to provide certification of the validity of their TIN.

Foreign Shareholders

Dividends paid by any of the Funds from net investment income and net realized short-term capital gains to a shareholder who is a nonresident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (a “foreign shareholder”) will be subject to United States withholding tax at a rate of 30% unless a reduced rate of withholding or a withholding exemption is provided under an applicable tax treaty. Foreign shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax and any foreign taxes.

Other Tax Consequences

In addition to the United States federal and California income tax consequences described above, there may be other foreign, United States federal, state or local tax considerations and estate tax considerations applicable to the circumstances of a particular investor. The foregoing discussion is based upon the Code, judicial decisions and administrative regulations, rulings and practices in effect as of December 2011, all of which are subject to change and which, if changed, may be applied retroactively to a Fund, its shareholders and/or its assets. No rulings have been sought from the IRS or any other tax authority with respect to any of the tax matters discussed above.

From time to time, proposals are introduced before the United States Congress that if enacted would affect the foregoing discussion with respect to taxes and could also affect the availability of certain investments to a Fund.

The information included in the Prospectus with respect to taxes, including this section entitled Dividends, Distributions and Taxes, is a general and abbreviated summary of applicable provisions of the Code and Regulations as interpreted by the courts and the IRS as of December 2011 and is not intended as tax advice to any person. The Code and Regulations, as well as the current interpretations thereof, may be changed at any time by legislative, judicial, or administrative action. Accordingly, prospective purchasers are urged to consult their own tax advisors with specific reference to their own tax situation, including the potential application of United States federal, state, local and foreign tax laws.

Except as expressly set forth above, the foregoing discussion of United States federal income tax law relates solely to the application of that law to United States persons, i.e., United States citizens and residents and United States corporations, partnerships, trusts and estates. Each shareholder who is not a United States person should consider the United States and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a United States withholding tax at a rate of 30% (or at a lower rate under an applicable tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from United States sources under the Code. The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as dealers in securities or currencies, traders in securities, banks, tax-exempt entities, life insurance companies, persons holding an interest in a Fund as a hedge or as part of a straddle or conversion transaction, or holders whose functional currency is not the United States dollar.

TAX SHELTERED RETIREMENT PLANS

Shares of the Funds are offered in connection with the following retirement plans: IRA, Rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k), Profit-Sharing, Money Purchase Pension Plans and certain 403(b) Retirement Plans. Write or call VP Distributors at (800) 243-4361 for further information about the plans.

Merrill Lynch Daily K Plan

Class A Shares of a Fund are made available to Merrill Lynch Daily K Plan (the “Plan”) participants at NAV without an initial sales charge if:

(i)    the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker-dealer funds not advised or managed by Merrill Lynch Asset Management L.P. (“MLAM”) that are made available pursuant to a Service Agreement between Merrill Lynch and the fund’s principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the “Applicable Investments”);

(ii)    the Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

(iii)    the Plan has 500 or more eligible employees, as determined by a Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

Alternatively, Class B Shares of a Fund are made available to Plan participants at NAV without a CDSC if the Plan conforms with the requirements for eligibility set forth in (i) through (iii) above but either does not meet the $3 million asset threshold or does not have 500 or more employees.

Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B Shares of a Fund convert to Class A Shares once the Plan has reached $5 million invested in Applicable Investments, or after the normal holding period of seven years from the initial date of purchase.

THE DISTRIBUTOR

Pursuant to an Underwriting Agreement with the Funds, VP Distributors, LLC (“VP Distributors” or the “Distributor”) an indirect, wholly-owned subsidiary of Virtus, and an affiliate of the Adviser and certain of the subadvisers, serves as Distributor for the Funds. As such, the Distributor conducts a continuous offering pursuant to a “best efforts” arrangement requiring it to take and pay for only such securities as may be sold to the public. The address of the Distributor is 100 Pearl Street, Hartford, CT 06103. Shares of the Funds may be purchased through investment dealers who have sales agreements with the Distributor.

For its services under the Distribution Agreement, VP Distributors receives sales charges on transactions in Trust shares and retains such charges less the portion thereof allowed to its registered representatives and to securities dealers and securities brokers with whom it has sales agreements. In addition, VP Distributors may receive payments from the Trust pursuant to the Distribution Plan described below. During the fiscal years ended September 30, 2009, 2010 and 2011, purchasers of shares of the Funds paid aggregate sales charges of $3,103,567, $5,414,177 and $19,521,199 respectively, of which the Distributor received net commissions of $667,887, $949,429 and $1,720,109 respectively, for its services, the balance being paid to dealers. For the fiscal year ended September 30, 2011, the Distributor received net commissions of $1,201,310 for Class A Shares and $130,720 for Class T Shares and deferred sales charges of $102,755 for Class A Shares, $31,616 for Class B Shares and $253,708 for Class C Shares.

The Distribution Agreement may be terminated at any time by 60 days written notice, without payment of a penalty, by the Distributor, by vote of a majority of the appropriate Class of outstanding voting securities of the Funds, or by vote of a majority of the Trust’s Trustees who are not parties to the Distribution Agreement or “interested persons” of any party and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any related agreements. The Distribution Agreement will terminate automatically in the event of its “assignment,” as defined in Section 2(a)(4) of the 1940 Act.

Dealer Concessions

Dealers with whom the Distributor has entered into sales agreements receive a discount or commission on purchases of Class A Shares as set forth below.

Virtus Multi-Sector Short Term Bond Fund

Amount of Transaction at Offering Price	Sales Charge as Percentage of Offering Price	Sales Charge as Percentage of Net Amount Invested	Dealer Discount or Agency Fee as Percentage of Offering Price
Under $50,000	2.25%	2.30%	2.00%

$50,000 but under $100,000	1.25	1.27	1.00

$100,000 but under $500,000	1.00	1.01	1.00

$500,000 but under $1,000,000	0.75	0.76	0.75

$1,000,000 or more	None	None	None

Virtus CA Tax-Exempt Bond Fund and Virtus Senior Floating Rate Fund

Amount of Transaction at Offering Price	Sales Charge as Percentage of Offering Price	Sales Charge as Percentage of Amount Invested	Dealer Discount or Agency Fee as Percentage of Offering Price
Under $50,000	2.75%	2.83%	2.25%

$50,000 but under $100,000	2.25	2.30	2.00

$100,000 but under $250,000	1.75	1.78	1.50

$250,000 but under $500,000	1.25	1.27	1.00

$500,000 but under $1,000,000	1.00	1.01	1.00

$1,000,000 or more	None	None	None

Virtus Bond Fund, Virtus EM Debt Fund, Virtus High Yield Fund and Virtus Multi-Sector Fixed Income Fund

Amount of Transaction at Offering Price	Sales Charge as Percentage of Offering Price	Sales Charge as Percentage of Amount Invested	Dealer Discount or Agency Fee as Percentage of Offering Price
Under $50,000	3.75%	3.90%	3.25%

$50,000 but under $100,000	3.50	3.63	3.00

$100,000 but under $250,000	3.25	3.36	2.75

$250,000 but under $500,000	2.25	2.30	2.00

$500,000 but under $1,000,000	1.75	1.78	1.50

$1,000,000 or more	None	None	None

Equity Funds, AlphaSector Funds and Alternatives Diversifier Fund

Amount of Transaction at Offering Price	Sales Charge as Percentage of Offering Price	Sales Charge as Percentage of Amount Invested	Dealer Discount or Agency Fee as Percentage of Offering Price
Under $50,000	5.75%	6.10%	5.00%

$50,000 but under $100,000	4.75	4.99	4.25

$100,000 but under $250,000	3.75	3.90	3.25

$250,000 but under $500,000	2.75	2.83	2.25

$500,000 but under $1,000,000	2.00	2.04	1.75

$1,000,000 or more	None	None	None

With respect to Class C Shares, the Distributor intends to pay investment dealers a sales commission of 1% of the sale price of Class C Shares sold by such dealers. With respect to Class C Shares and Class T Shares of the Short Term Bond Fund, the Distributor does not pay a sales commission on Class C Shares and intends to pay investment dealers a sales commission of 1% of the sale price of Class T Shares sold by such dealers. This sales commission will not be paid to dealers for sales of Class C Shares purchased by 401(k) participants of the Merrill Lynch Daily K Plan due to a waiver of the CDSC for these Plan participants’ purchases. Your broker, dealer or financial advisor may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.

Dealers and other entities who enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of the Funds and/or for providing other shareholder services. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services, provision of recordkeeping and administrative services to qualified employee benefit plans; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the Funds through distribution fees, service fees or transfer agent fees or in some cases, the Distributor may pay certain fees from its own profits and resources.

From its own profits and resources, the Distributor may, from time to time, make payments to qualified wholesalers, registered financial institutions and third party marketers for marketing support services and/or retention of assets. Among others, the Distributor has agreed to make such payments for marketing support services to AXA Advisors, LLC. Additionally, for Virtus fixed income funds and AlphaSector Rotation Fund, the Distributor may pay broker-dealers a finder’s fee in an amount equal to 0.50% of eligible Class A Share purchases from $1,000,000 to $3,000,000 and 0.25% on amounts greater than $3,000,000. For all other Virtus Mutual Funds, the Distributor may pay broker-dealers a finder’s fee in an amount equal to 1.00% of eligible Class A Share purchases from $1,000,000 to $3,000,000, 0.50% on amounts of $3,000,001 to $10,000,000, and 0.25% on amounts greater than $10,000,000. Purchases by an account in the name of a qualified employee benefit plan are eligible for a finder’s fee only if such plan has at least 100 eligible employees. A CDSC may be imposed on certain redemptions of such investments within 18 months of purchase. For all Virtus fixed income funds and AlphaSector Rotation Fund, the CDSC is 0.50%; for all other Virtus Mutual Funds, the CDSC is 1.00%. For purposes of determining the applicability of the CDSC, the 18-month period begins on the last day of the month preceding the month in which the purchase was made. The Distributor will also pay broker-dealers a service fee of 0.25% beginning in the thirteenth month following purchase of Class A Shares on which a finder’s fee has been paid. VP Distributors reserves the right to discontinue or alter such fee payment plans at any time.

From its own resources or pursuant to the Trust’s Distribution Plan, and subject to the dealers’ prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives’ or dealers’ achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A Shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

Administrative Services

VP Distributors also acts as administrative agent (“Administrator”) of the Trust. For its services as Administrator VP Distributors receives an administration fee based on the average net assets across all non-money market series of the Virtus Mutual Funds at the following annual rates:

First $15 billion	0.10%
$15 billion to $30 billion	0.095%
$30 billion to $50 billion	0.090%
Greater than $50 billion	0.085%

For the money market funds, the fee is 0.015%. From April 14, 2010 through December 31, 2010, VP Distributors received an administration fee for all non-money market funds the annual rate of 0.10% of the average net assets across all non-money market funds within the Virtus Mutual Funds; for the money market funds, the fee was 0.015% of the average net assets across all Virtus money market funds within the Virtus Mutual Funds. Prior to April 14, 2010, VP Distributors received an administration fee based upon the average net assets across all non-money market funds within the Virtus Mutual Funds at the following incremental annual rates.

First 5 billion	0.09%
$5 billion to $15 billion	0.08%
Greater than $15 billion	0.07%

For the money market funds, the fee was 0.015% of the average net assets across all Virtus money market funds within the Virtus Mutual Funds.

For purposes of applying the fee breakpoints, the Virtus Mutual Funds average net assets may be aggregated with average net assets of a non-affiliated fund complex for which VP Distributors acts as administrator.

For services to the Trust during the fiscal years ended September 30, 2009, 2010 and 2011, VP Distributors received $3,462,880, $6,370,091 and $ 9,084,043, respectively.

BNY Mellon acts as sub-administrative and accounting agent of the Trust. For its services in this capacity, BNY Mellon receives a fee based on the average net assets across all non-money market funds within the Virtus Mutual Funds at the following incremental rates:

First $15 billion	0.0358%
Over $15 billion	0.025%

For the money market funds, the fee is 0.02% of the average net assets across all Virtus money market funds within the Virtus Mutual Funds. For purposes of applying the fee breakpoints, the Virtus Mutual Funds average net assets may be aggregated with average net assets of a non-affiliated fund complex for which VP Distributors acts as administrator.

DISTRIBUTION PLANS

The Trust has adopted a distribution plan for each class of shares (except Class I Shares) (i.e., a plan for the Class A Shares, a plan for the Class B Shares, a plan for the Class C Shares and a plan for the Class T Shares; collectively, the “Plans”) in accordance with Rule 12b-1 under the 1940 Act, to compensate the Distributor for the services it provides and for the expenses it bears under the Distribution Agreement. Each class of shares pays a service fee at a rate of 0.25% per annum of the average daily net assets of such class of the Fund and a distribution fee based on average daily net assets at a rate of 0.75% per annum for Class B Shares (0.55% for the Multi-Sector Short Term Bond Fund), at a rate of 0.75% per annum for Class C Shares (0.25% for the Multi-Sector Short Term Bond Fund), and at a rate of 0.75% per annum for Class T Shares.

Expenditures under the Plans may consist of: (i) commissions to sales personnel for selling shares of the Fund (including underwriting fees and financing expenses incurred in connection with the payment of commissions); (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions which have entered into agreements with the Distributor in the form of the Dealer Agreement for Virtus Mutual Funds for services rendered in connection with the sale and distribution of shares of the Fund; (iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Fund; (v) the costs of preparing and distributing promotional materials; (vi) the cost of printing the Fund’s Prospectuses and SAI for distribution to potential investors; (vii) expenses related to the cost of financing or providing such financing from the Distributor’s or an affiliate’s resources in connection with the Distributor’s payment of such distribution expenses; and (viii) such other similar services that the Trustees determine are reasonably calculated to result in the sale of shares of the Fund. From the Service Fee, the Distributor expects to pay a quarterly fee to qualifying broker-dealer firms, as compensation for providing personal services and/or the maintenance of shareholder accounts, with respect to shares sold by such firms. In the case of shares of the Funds being sold to an affiliated fund of funds, fees payable under the Plans shall be paid to the distributor of the fund of funds. This fee will not exceed on an annual basis 0.25% of the average annual NAV of such shares, and will be in addition to sales charges on Fund shares which are re-allowed to such firms. To the extent that the entire amount of the Service Fee is not paid to such firms, the balance will serve as compensation for personal and account maintenance services furnished by the Distributor. The Distributor also pays to dealers an additional compensation with respect to Class C Shares at the rate of 0.75% of the average annual NAV of that class.

In order to receive payments under the Plans, participants must meet such qualifications to be established in the sole discretion of the Distributor, such as services to the Funds’ shareholders; or services providing the Funds with more efficient methods of offering shares to coherent groups of clients, members or prospects of a participant; or services permitting bulking of purchases or sales, or transmission of such purchases or sales by computerized tape or other electronic equipment; or other processing.

On a quarterly basis, the Funds’ Trustees review a report on expenditures under the Plans and the purposes for which expenditures were made. The Trustees conduct an additional, more extensive review annually in determining whether the Plans will be continued. By its terms, continuation of the Plans from year to year is contingent on annual approval by a majority of the Funds’ Trustees and by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (the “Plan Trustees”). The Plans provide that they may not be amended to increase materially the costs which the Funds may bear pursuant to the Plans without approval of the shareholders of that class of the Funds and that other material amendments to the Plans must be approved by a majority of the Plan Trustees by vote cast in person at a meeting called for the purpose of considering such amendments. The Plans further provide that while they are in effect, the selection and nomination of Trustees who are not “interested persons” shall be committed to the discretion of the Trustees who are not “interested persons.” The Plans may be terminated at any time by vote of the Plan Trustees or a majority of the outstanding shares of the relevant class of the Funds.

For the fiscal year ended September 30, 2011, the Funds paid Rule 12b-1 fees in the amount of $27,227,738, of which the Distributor received $17,022,517, and unaffiliated broker-dealers received $10,205,221. The Rule 12b-1 payments were used for (1) compensation to dealers, $24,150,208; (2) compensation to sales personnel, $10,294,359; (3) advertising, $1,156,510; (4) printing and mailing of prospectuses to other than current shareholders, $306,556; and (5) other, $266,938.

No interested person of the Funds other than the Distributor and no Trustee who is not an interested person of the Funds, as that term is defined in the 1940 Act, has any direct or indirect financial interest in the operation of the Plans or related agreements.

The Board of Trustees has also adopted a Plan pursuant to Rule 18f-3 under the 1940 Act permitting the issuance of shares in multiple classes.

The FINRA regards certain distribution fees as asset-based sales charges subject to FINRA sales load limits. The FINRA’s maximum sales charge rule may require the Board of Trustees to suspend distribution fees or amend the Plans. In order to address this issue, the Distributor has contractually agreed with respect to the Rule 12b-1 Plan applicable to Class C Shares of Virtus Allocator Premium AlphaSector Fund, Virtus AlphaSector Rotation Fund, Virtus Global Premium AlphaSector Fund and Virtus Premium AlphaSector Fund to waive its fees to the extent that such funds’ investments in underlying ETFs with their own 12b-1 fees would otherwise cause the funds to exceed the applicable limits.

MANAGEMENT OF THE TRUST

The Trust is an open-end management investment company known as a mutual fund. The Trustees are responsible for the overall supervision of the Trust and perform the various duties imposed on Trustees by the 1940 Act and Delaware statutory trust law.

Trustees and Officers

The Trustees are responsible for the overall supervision of the Funds, including establishing the Funds’ policies, general supervision and review of their investment activities. The officers who administer the Funds’ daily operations are appointed by the Board of Trustees. The current Trustees and officers of the Trust performing a policy-making function and their affiliations and principal occupations for the past five years are set forth below. Unless otherwise noted, each Trustee of the Trust also serves as a Trustee of the other Virtus Mutual Fund trusts and the address of each individual is 100 Pearl Street, Hartford, CT 06103. There is no stated term of office for Trustees of the Trust.

Independent Trustees

Name, Address and Year of Birth	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years

Leroy Keith, Jr. YOB: 1939	Served since 1996.	45	Chairman, Bloc Global Services Group, LLC (construction and redevelopment company) (since 2010); Managing Director, Almanac Capital Management (commodities business) (2007 to 2008).	Director/Trustee, Wells Fargo Advantage Funds (15 portfolios) (since 2010) and their predecessors, Evergreen Funds (1989 to 2010); Director, Diversipak (soft packaging company) (2003-2010).

Philip R. McLoughlin Chairman YOB: 1946	Served since 1996.	58	Managing Director, SeaCap Asset Management Fund I, L.P. (2009 to 2010) and SeaCap Partners, LLC (investment management) (2009 to 2010); Partner, Cross Pond Partners, LLC (strategy consulting firm) (since 2006).	Chairman (since 2010) and Director (since 1991), World Trust Fund; Chairman and Trustee, Virtus Variable Insurance Trust (formerly The Phoenix Edge Series Fund) (9 portfolios) (since 2003); Director, DTF Tax-Free Income Fund, Inc., Duff & Phelps Utility and Corporate Bond Trust, Inc. and DNP Select Income Fund Inc. (since 1996) and Duff & Phelps Global Utility Income Fund Inc. (since 2011); Director, Argo Group International Holdings, Inc. and its predecessor, PXRE Corporation (insurance) (1985 to 2009).

Name, Address and Year of Birth	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years

Geraldine M. McNamara YOB: 1951	Served since 2001.	49	Retired.	Director, DTF Tax-Free Income Fund, Inc., Duff & Phelps Utility and Corporate Bond Trust, Inc. (since 2003), DNP Select Income Fund Inc. (since 2009) and Duff & Phelps Global Utility Income Fund Inc. (since 2011).

James M. Oates YOB: 1946	Served since 1996.	45	Managing Director, Wydown Group (consulting firm) (since 1994).	Chairman and Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (collectively, 210 portfolios) (since 2005); Director, Stifel Financial (since 1996); Chairman and Director, Connecticut River Bank (since 1999) and Director, Connecticut River Bancorp (since 1998); Chairman, Emerson Investment Management, Inc. (since 2000); Director, New Hampshire Trust Company (since 2002); Non-Executive Chairman (2007 to 2011), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services).

Richard E. Segerson YOB: 1946	Served since 1996.	45	Managing Director, Northway Management Company (since 1998).	None.

Ferdinand L.J. Verdonck YOB: 1942	Served since 2006.	45	Director, The J.P. Morgan European Investment Trust (since 1998); Director, Galapagos N.V. (biotechnology) (since 2005); Mr. Verdonck is also a director of several non-U.S. companies.	None.

Interested Trustee

The individual listed below is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, as amended, and the rules and regulations thereunder.

Name, Address and Year of Birth	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

George R. Aylward* Trustee and President YOB: 1964	Served since November 2006.	47	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2005); Chairman, President and Chief Executive Officer, The Zweig Fund Inc. and The Zweig Total Return Fund Inc. (since 2006).	None.

*	Mr. Aylward is an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc., the ultimate parent company of the Adviser, and various positions with its affiliates, including the Adviser.

Officers of the Trust Who Are Not Trustees

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years

Francis G. Waltman YOB: 1962	Senior Vice President since 2008.	Executive Vice President, Head of Product Management (since 2009), Senior Vice President, Asset Management Product Development (2008 to 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Director (since 2008), Director and President (2006 to 2007), VP Distributors, LLC (f/k/a VP Distributors, Inc.); Director and Vice President, Virtus Investment Advisers (since 2008).

Nancy J. Engberg YOB: 1956	Vice President and Chief Compliance Officer since 2011.	Vice President (since 2008) and Chief Compliance Officer (2008 to 2011), Virtus Investment Partners, Inc.; Vice President and Chief Compliance Officer, The Zweig Fund Inc. and Zweig Total Return Fund, Inc. (since 2012); Vice President and Chief Compliance Officer, Virtus Variable Insurance Trust (since 2011); Vice President and Counsel, The Phoenix Cos., Inc. (2003 to 2008).

Kevin J. Carr YOB: 1954	Vice President, Chief Legal Officer, Counsel and Secretary since 2005.	Senior Vice President (since 2009), Vice President, Counsel and Secretary, Virtus Investment Partners, Inc. and/or certain of its subsidiaries (2008 to 2009); Vice President and Counsel, Phoenix Life Insurance Company (2005 to 2008).

W. Patrick Bradley YOB: 1972	Chief Financial Officer and Treasurer since 2006.	Senior Vice President, Fund Services (since 2010); Senior Vice President, Fund Administration (2009 to 2010), Vice President, Fund Administration (2007 to 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer (since 2006), Virtus Variable Insurance Trust Company; Chief Financial Officer and Treasurer, The Zweig Fund, Inc. and Zweig Total Return Fund, Inc. (since 2007).

Qualifications and Experience of the Board

In addition to the information set forth above, the following provides further information about each Trustee’s specific experience, qualifications, attributes or skills. The information in this section should not be understood to mean that any of the Trustees is an “expert” within the meaning of the federal securities laws.

George R. Aylward

In addition to his positions with the Trust, Mr. Aylward is a Director and the President and Chief Executive Officer of Virtus, the ultimate parent company of the Adviser. He also holds various executive positions with the Adviser, certain Subadvisers and the Distributor to the Trust, and previously held such positions with the former parent company of Virtus. He therefore has experience in all aspects of the development and management of registered investment companies, and the handling of various financial, staffing, regulatory and operational issues. Mr. Aylward is a certified public accountant and holds an MBA, and he also serves as an officer and director of two closed-end funds managed by an affiliate of the Adviser and two closed-end funds managed by the Adviser.

Leroy Keith, Jr.

Dr. Keith has served in various roles in business and education, and has over 25 years of experience serving as a trustee to various mutual fund families. He holds both a master’s degree and a doctorate in education and business administration. Dr. Keith has also served as an executive in commodities businesses for a number of years, and he has broad experience with respect to corporate governance and organizational leadership.

Philip R. McLoughlin

Mr. McLoughlin has extensive knowledge regarding asset management and the financial services industry, having served for a number of years in various executive and director positions of the company that is now Virtus and its affiliates, culminating in his role as chairman and chief executive officer. He also served as legal counsel and chief compliance officer to the investment companies associated with those companies at the time, giving him an understanding of the legal and compliance issues applicable to mutual funds. Mr. McLoughlin also has worked with U.S. and foreign companies in the insurance and reinsurance industry. He is also a Director of four closed-end funds managed by an affiliate of the Adviser and two closed-end funds managed by the Adviser.

Geraldine M. McNamara

Ms. McNamara was an executive at U.S. Trust Company of New York for 24 years, where she rose to the position of Managing Director. Her responsibilities at U.S. Trust included the oversight of U.S. Trust’s personal banking business. In addition to her managerial and banking experience, Ms. McNamara’s decades of advising individuals on their personal financial management have given her an enhanced understanding of the goals and expectations that individual investors bring to the Funds, ensuring that this important perspective is regularly included in the deliberations of the Board. Ms. McNamara is also a Director of four closed-end funds managed by an affiliate of the Adviser.

James M. Oates

Mr. Oates was instrumental in the founding of a private global finance, portfolio management and administration company, and he has also served in executive and director roles for various types of financial services companies. As a senior officer and director of investment management companies, Mr. Oates has experience in investment management. He also previously served as chief executive officer of two banks, and holds an MBA. Mr. Oates also has experience as a director of other publicly traded companies and has served for a number of years as the Chairman of the Board of a family of mutual funds unaffiliated with the Trust, with over $100 billion in assets.

Richard E. Segerson

Mr. Segerson has served in financial and other executive roles with various operating companies, including serving as the Chief Financial Officer, Controller and Chief Operating Officer of such entities. These roles have provided him with an understanding of financial and operational issues, as has his experience as a public accountant. Mr. Segerson also has over 28 years of experience serving as a trustee to various mutual funds, and he holds an MBA. Mr. Segerson also has served for a number of years as the Managing Director of a family office, providing wealth management services to individuals. This experience enhances his understanding of the perspective of individual fund shareholders.

Ferdinand L.J. Verdonck

Mr. Verdonck brings to the Board a broad background in finance, investments, banking and international business. His experience includes serving as the chief financial officer of the U.S. subsidiary of an international company, and as a senior vice president of a major U.S. investment firm. He also holds degrees in both law and economics. Mr. Verdonck has served for more than 26 years on the boards and audit committees of various U.S. and foreign companies.

Leadership Structure of the Board

The Board is currently composed of seven trustees, including six trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (each, an “Independent Trustee”). In addition to four regularly scheduled meetings per year, the Board holds special meetings either in person or via telephone to discuss specific matters that may require consideration prior to the next regular meeting. As discussed below, the Board has established several standing committees to assist the Board in performing its oversight responsibilities, and each such committee has a chairperson. The Board may also designate working groups or ad hoc committees as it deems appropriate.

The Board has appointed Mr. McLoughlin, an Independent Trustee, to serve in the role of Chairman. The Chairman’s primary role is to participate in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairman also presides at all meetings of the Board and between meetings generally acts as a liaison with the Trust’s service providers, officers, legal counsel, and the other Trustees. The Chairman may perform such other functions as may be requested by the Board from time to time. Except for any duties specified herein or pursuant to the Trust’s Declaration of Trust or By-laws, or as assigned by the Board, the designation of Chairman does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. Mr. McLoughlin previously served as the Chairman and Chief Executive Officer of the company that is now Virtus; however, he is now an Independent Trustee due to (a) the fact that Virtus is no longer affiliated with The Phoenix Companies, Inc. (which was its parent company when Mr. McLoughlin retired), (b) the passage of time and (c) the manner in which Mr. McLoughlin conducts his trusteeship. As a result of this balance, it is believed that Mr. McLoughlin has the ability to provide independent oversight of the Trust’s operations within the context of his detailed understanding of the perspective of the Adviser and the Trust’s other service providers. The Board therefore considers leadership by Mr. McLoughlin as enhancing the Board’s ability to provide effective independent oversight of the Trust’s operations and meaningful representation of the shareholders’ interests.

The Board also believes that having a super-majority of Independent Trustees is appropriate and in the best interest of the Funds’ shareholders. Nevertheless, the Board also believes that having an interested person serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, crucial elements in its decision-making process. In addition, the Board believes that Mr. Aylward, who is currently the Chairman and President of the Adviser, and the President and Chief Executive Officer of Virtus, and serves in various executive roles with other affiliates of the Adviser who provide services to the Trust, provides the Board with the Adviser’s perspective in managing and sponsoring the Virtus Mutual Funds as well as the perspective of other service providers to the Trust. The leadership structure of the Board may be changed at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trust.

Risk Oversight by the Board

As a registered investment company, the Trust is subject to a variety of risks, including investment risks, financial risks, compliance risks and regulatory risks. As part of its overall activities, the Board oversees the management of the Trust’s risk management structure by the Trust’s Adviser, Administrator, Distributor, officers and others. The responsibility to manage the Funds’ risk management structure on a day-to-day basis is subsumed within the other responsibilities of these parties. The Board then considers risk management issues as part of its general oversight responsibilities throughout the year at regular meetings of the Board and its committees, and within the context of any ad hoc communications with the Trust’s service providers and officers. The Trust’s Adviser, Subadviser, Distributor, officers and legal counsel prepare regular reports to the Board that address certain investment, valuation, compliance and other matters, and the Board as a whole or its committees may also receive special written reports or presentations on a variety of risk issues at the request of the Board, a committee, the Chairman or a senior officer.

The Board receives regular written reports describing and analyzing the investment performance of the Funds. In addition, the portfolio managers of the Funds and senior management of the Subadvisers meet with the Board periodically to discuss portfolio performance and answer the Board’s questions with respect to portfolio strategies and risks. To the extent that a Fund changes a primary investment strategy, the Board generally is consulted in advance with respect to such change.

The Board receives regular written reports from the Trust’s Chief Financial Officer that enable the Board to monitor the number of fair valued securities in the Funds’ portfolios, the reasons for the fair valuation and the methodology used to arrive at the fair value. Such reports also include information concerning illiquid securities within the Funds’ portfolios. The Board and/or the Audit Committee may also review valuation procedures and pricing results with the Funds’ independent auditors in connection with the review of the results of the audit of the Funds’ year-end financial statements.

The Board also receives regular compliance reports prepared by the compliance staff of the Adviser and the Adviser’s ultimate parent company, Virtus, and meets regularly with the Trust’s Chief Compliance Officer (“CCO”) to discuss compliance issues, including compliance risks. As required under applicable rules, the Independent Trustees meet regularly in executive session with the CCO, and the CCO prepares and presents an annual written compliance report to the Board. The CCO, as well as the compliance staff of the Adviser and Virtus, provide the Board with reports on their examinations of functions and processes within the Adviser and the Subadvisers that affect the Funds. The Board also adopts compliance policies and procedures for the Trust and approves such procedures for the Trust’s service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

In its annual review of the Funds’ advisory, subadvisory and distribution agreements, the Board reviews information provided by the Adviser, the Subadviser and the Distributor relating to their operational capabilities, financial conditions and resources. The Board may also discuss particular risks that are not addressed in its regular reports and processes.

The Board recognizes that it is not possible to identify all of the risks that may affect the Funds or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board periodically reviews the effectiveness of its oversight of the Funds and the other funds in the Virtus Mutual Funds family, and the processes and controls in place to limit identified risks. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

Committees of the Board

The Board of Trustees has established several standing committees to oversee particular aspects of the Funds’ management. They are:

The Audit Committee.  The Audit Committee is responsible for overseeing the Funds’ accounting and auditing policies and practices. The Audit Committee reviews the Funds’ financial reporting procedures, their system of internal control, the independent audit process, and the Funds’ procedures for monitoring compliance with investment restrictions and applicable laws and regulations and with the Code of Ethics. The Audit Committee is composed entirely of Independent Trustees; its members are James M. Oates, Chairperson, Dr. Leroy Keith, Jr., Phillip R. McLoughlin, Geraldine M. McNamara, Richard E. Segerson, and Ferdinand L.J. Verdonck. The Committee met three times during the Trust’s last fiscal year.

The Executive Committee.  The function of the Executive Committee is to serve as a delegate of the full Board of Trustees, as well as act on behalf of the Board when it is not in session, subject to limitations as set by the Board. Its members are Philip R. McLoughlin, Chairperson, Dr. Leroy Keith, Jr., and James M. Oates. Each of the members is an Independent Trustee. The Committee met once during the Trust’s last fiscal year.

The Governance and Nominating Committee.  The Governance and Nominating Committee is responsible for developing and maintaining governance principles applicable to the Funds, for nominating individuals to serve as Trustees including as Independent Trustees and annually evaluating the Board and Committees. The Governance and Nominating Committee is composed entirely of Independent Trustees; its members are Dr. Leroy Keith, Jr., Chairperson, Phillip R. McLoughlin, Geraldine M. McNamara, James M. Oates, Richard E. Segerson, and Ferdinand L.J. Verdonck. The Committee met three times during the Trust’s last fiscal year.

The Governance and Nominating Committee considers candidates for trusteeship and makes recommendations to the Board with respect to such candidates. There are no specific required qualifications for trusteeship. The committee considers all relevant qualifications of candidates for trusteeship, such as industry knowledge and experience, financial expertise, current employment and other board memberships, and whether the candidate would be qualified to be considered an Independent Trustee. The Board believes that having among its members a diversity of viewpoints, skills and experience and a variety of complementary skills enhances the effectiveness of the Board in its oversight role. The committee considers the qualifications of candidates for trusteeship in this context.

The Board has adopted a policy for consideration of Trustee nominations recommended by shareholders. With regards to such policy, an individual shareholder submitting a nomination must hold for at least one full year 5% of the shares of a series of the Trust. Shareholder nominees for Trustee will be given the same consideration as any other candidate provided the nominee meets certain minimum requirements.

Compensation

Trustees who are not employed by the Adviser or its affiliates receive an annual retainer and fees and expenses for attendance at Board and Committee meetings. Officers and employees of the Adviser of the Funds who are interested persons are compensated for their services by the Adviser of the Funds, or an affiliate of the Adviser of the Funds, and receive no compensation from the Funds. The Trust does not have any retirement plan for its Trustees.

For the Trust’s fiscal year ended September 30, 2011, the Trustees received the following compensation:

Name of Trustee	Aggregate Compensation from Trust	Total Compensation From Trust and Fund Complex Paid to Trustees

Independent Trustees
Leroy Keith, Jr.	$88,600	$157,000 (45 funds)
Philip R. McLoughlin	$139,461	$399,500 (58 funds)
Geraldine M. McNamara	$85,811	$229,000 (49 funds)
James M. Oates	$91,389	$162,000 (45 funds)
Richard E. Segerson	$85,811	$152,000 (45 funds)
Ferdinand L.J. Verdonck	$83,811	$150,000 (45 funds)

Interested Trustees
George R. Aylward	None	None

Trustee Ownership of Securities

Set forth in the table below is the dollar range of equity securities owned by each Trustee as of December 31, 2011:

Name of Trustee	Dollar Range of Equity Securities in the Funds in the Trust	Aggregate Dollar Range of Trustee Ownership of all Funds Overseen by Trustee in Family of Investment Companies

Independent Trustees
Leroy Keith, Jr.	Multi-Sector Short Term Bond Fund – $10,001-$50,000	$10,001-$50,000
Philip R. McLoughlin

AlphaSector Rotation Fund – $10,001-$50,000

Foreign Opportunities Fund – $50,001-$100,000

Global Infrastructure Fund – $10,001-$50,000

Real Estate Fund – $10,001-$50,000

International Real Estate Fund – $1-$10,000

Senior Floating Rate Fund – $1-$10,000

Greater Asia Fund – $10,001-$50,000

Over $100,000
Geraldine M. McNamara	Foreign Opportunities Fund – $50,001-$100,000 Global Infrastructure Fund – $50,001-$100,000 Real Estate Fund – $10,001-$50,000	Over $100,000
James M. Oates	Alternatives Diversifier Fund – $10,001-$50,000 Foreign Opportunities Fund – $50,001-$100,000 Greater Asia Fund – $50,001-$100,000 Real Estate Fund – $50,001-$100,000	Over $100,000
Richard E. Segerson	Insight Money Market Fund – over $100,000	Over $100,000
Ferdinand L.J. Verdonck	Multi-Sector Fixed Income Fund – $10,001-$50,000 Foreign Opportunities Fund – $10,001-$50,000 Global Infrastructure Fund – $10,001-$50,000 Real Estate Fund – $1-$10,000	Over $100,000

Interested Trustee
George R. Aylward*

Alternatives Diversifier Fund – $1-$10,000

Bond Fund – $1-$10,000

Foreign Opportunities Fund – $10,001-$50,000

Global Infrastructure Fund – $10,001-$50,000

Global Opportunities Fund – $10,001-$50,000

High Yield Fund – $10,001-$50,000

Multi-Sector Fixed Income Fund – $1-$10,000

Multi-Sector Short Term Bond Fund – $10,001-$50,000

Real Estate Fund – $10,001-$50,000

Over $100,000

*	As of December 31, 2010.

On August 21, 2012, the Trustees and officers of the Funds beneficially owned less than 1% of the outstanding shares of any of the Funds, except Global Infrastructure Fund (1.04%), Greater Asia Fund (14.17%), International Real Estate Fund (1.56%).

Principal Shareholders

The following table sets forth information as of August 21, 2012 with respect to each person who owns of record or is known by the Trust to own of record or beneficially own 5% or more of any class of any Fund’s outstanding securities, as noted:

Name of Shareholder	Fund and Class	Percentage of Class		Number of Shares
American Enterprise Investment Svcs(1) P.O. Box 9446 Minneapolis, MN 55474

Allocator Premium AlphaSectorSM Fund – Class C

Foreign Opportunities Fund – Class A

Global Infrastructure Fund – Class A

Global Infrastructure Fund – Class C

International Real Estate Securities Fund – Class A

Multi-Sector Fixed Income Fund – Class A

Premium AlphaSectorSM Fund – Class A

Premium AlphaSectorSM Fund – Class A

		6.57 5.07 12.71 9.66 6.01 8.23 17.99 5.69	% % % % % % % %	768,687.506 767,560.482 330,205.250 61,725.045 36,140.800 1,400,720.647 17,245,936.101 5,449,892.646

American Enterprise Investment Svc(1) 707 2nd Ave. S Minneapolis, MN 55402-2405

Allocator Premium AlphaSectorSM Fund – Class A

Allocator Premium AlphaSectorSM Fund – Class C

Dynamic AlphaSectorSM Fund – Class A

Foreign Opportunities Fund – Class A

Global Infrastructure Fund – Class A

Global Premium AlphaSectorSM Fund – Class C

Multi-Sector Short Term Bond Fund – Class A

		13.25 20.26 21.60 7.22 6.82 13.81 6.36	% % % % % % %	763,135.944 2,369,387.553 1,849,420.324 1,094,560.957 177,275.390 267,024.814 37,758,059.438

Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226	Global Commodities Stock Fund – Class A	5.18%		615.006

BNYM I S Trust Co. Cust for the SEP IRA of Suzanne Fisler Blatstein Meadowbrook, PA 19046-1126	High Yield Fund – Class B	6.57%		5,663.478

BNYM I S Trust Co. C/F Rocky Hill Public Schools 403B FBO Louis J Pear Portland, CT 06480-1661	Bond Fund – Class B	6.97%		4,798.000

BNYM I S Trust Co. Cust for the IRA Rollover of Scott Palmer Newport, ME 04953-3232	Global Commodities Stock Fund – Class A	13.64%		19,240.143

BNYM I S Trust Co. Cust for the IRA Rollover of William Palmer Carmel, ME 04419-3553	Global Commodities Stock Fund – Class A	14.71%		20,745.752

BNYM I S Trust Co. Cust for the Non-DFI Simple IRA of Sandra Block Steiker Bala Cynwyd, PA 19004-2245	Bond Fund – Class B	8.30%		5,717.320

BNYM I S Trust Co. Cust for the Non-DFI Simple IRA of Norma J. Thurlow Southfield, MI 48075-7610	Bond Fund – Class B	5.87%		4,043.673

Name of Shareholder	Fund and Class	Percentage of Class		Number of Shares
BNYM IS Trust Co. Cust for the IRA of Karen Benson Clinton, WA 98236-9710	International Equity Fund – Class A	6.20%		1,101.117

Bruce B Broadhead V Brent Cook Trustees Sports Mall Inc., 401k FBO Richard F. Billings Salt Lake City, UT 84103-3619	High Yield Fund – Class B	7.07%		6,098.078

Brown Brothers Harriman and Company(1) 525 Washington Blvd Jersey City, NJ 07310-1606

Greater Asia ex Japan Opportunities Fund – Class A

Greater Asia ex Japan Opportunities Fund – Class C

Greater Asia ex Japan Opportunities Fund – Class I

Greater European Opportunities Fund – Class A

Greater European Opportunities Fund – Class C

Greater European Opportunities Fund – Class I

		46.64 79.68 63.47 84.46 92.93 98.58	% % % % % %	252,426.213 12,064.200 12,248.524 381,310.449 12,139.046 10,448.883

Charles Schwab & Co Inc.(1) Attn: Mutual Funds Department 101 Montgomery Street San Francisco, CA 94104-4151	AlphaSector(SM) Rotation Fund – Class A International Real Estate Securities Fund – Class I Real Estate Securities Fund – Class I	7.36 12.40 14.50	% % %	1,211,863.198 539,946.011 1,819,626.535

Charles Schwab & Co Inc.(1) Exclusive Benefit of Our Customers Reinvest Account Attn: Mutual Funds Dept 101 Montgomery Street San Francisco, CA 94104-4151	Foreign Opportunities Fund – Class A	12.09%		1,832,053.025

Charles Schwab & Co Inc.(1) Reinvest Account Attn: Mutual Funds Dept 101 Montgomery Street San Francisco, CA 94104-4151	Bond Fund – Class I	6.07%		301,004.508

Charles Schwab & Co Inc.(1) Special Custody Acct FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	Dynamic AlphaSectorSM Fund – Class B High Yield Fund – Class B Real Estate Securities Fund – Class A	5.49 29.98 14.22	% % %	1,089.450 25,841.447 3,290,618.799

Charles Schwab & Co Inc.(1) Special Custody Acct for the Exclusive Benefit of Customers 101 Montgomery Street San Francisco, CA 94104-4151	AlphaSectorSM Rotation Fund – Class I Global Real Estate Securities Fund – Class A Global Premium AlphaSectorSM Fund – Class A Premium AlphaSectorSM Fund – Class I	6.50 8.95 33.93 8.06	% % % %	641,034.933 30,189.624 823,917.048 8,738,165.901

Edward D. Jones & Co.(1) Attn. Mutual Fund Shareholder Accounting 201 Progress Parkway Maryland Heights, MO 63043-3009	Foreign Opportunities Fund – Class I Real Estate Securities Fund – Class I	36.49 31.23	% %	10,413,985.619 3,920,520.252

E*Trade Clearing LLC P.O. Box 484 Jersey City, NJ 07303-0484	Global Real Estate Securities Fund – Class C	6.64%		3,325.752

First Clearing, LLC 2801 Market Street Saint Louis, MO 63103	Premium AlphaSectorSM Fund – Class A	5.84%		5,596,616.267

Name of Shareholder	Fund and Class	Percentage of Class		Number of Shares
First Clearing LLC(1) Special Custody Acct for the Exclusive Benefit of the Customer 2801 Market Street St. Louis, MO 63103

Allocator Premium AlphaSectorSM Fund – Class A

Allocator Premium AlphaSectorSM Fund – Class C

Allocator Premium AlphaSectorSM Fund – Class I

AlphaSectorSM Rotation Fund – Class A

AlphaSectorSM Rotation Fund – Class C

AlphaSectorSM Rotation Fund – Class I

Alternatives Diversifier Fund – Class A

Alternatives Diversifier Fund – Class C

Alternatives Diversifier Fund – Class I

Bond Fund – Class C

California Tax-Exempt Bond Fund – Class A

Dynamic AlphaSectorSM Fund – Class A

Dynamic AlphaSectorSM Fund – Class B

Dynamic AlphaSectorSM Fund – Class C

Dynamic AlphaSectorSM Fund – Class I

Foreign Opportunities Fund – Class C

Global Infrastructure Fund – Class A

Global Infrastructure Fund – Class C

Global Real Estate Securities Fund – Class A

Global Real Estate Securities Fund – Class I

High Yield Fund – Class B

High Yield Fund – Class C

International Real Estate Securities Fund – Class A

International Real Estate Securities Fund – Class C

Multi-Sector Fixed Income Fund – Class A

Multi-Sector Fixed Income Fund – Class C

Multi-Sector Fixed Income Fund – Class I

Multi-Sector Short Term Bond Fund – Class B

Multi-Sector Short Term Bond Fund – Class C

Multi-Sector Short Term Bond Fund – Class I

Multi-Sector Short Term Bond Fund – Class T

Premium AlphaSectorSM Fund – Class C

Premium AlphaSectorSM Fund – Class I

Real Estate Securities Fund – Class B

Real Estate Securities Fund – Class C

Senior Floating Rate Fund – Class C

Senior Floating Rate Fund – Class I

20.23

39.02

52.51

6.68

9.32

25.15

6.14

8.81

55.61

8.70

7.36

5.20

17.12

23.63

5.58

7.86

12.93

10.28

6.01

5.97

7.05

15.41

11.22

6.90

7.06

11.77

10.79

31.45

18.83

18.41

11.88

18.07

19.21

7.04

7.71

14.42

12.51

% % % % % % % % % % % % % % % % % % % % % % % % % % % % % % % % % % % % %	1,164,729.487

4,562,915.400

6,519,798.749

1,099,623.160

1,220,354.521

2,481,295.275

371,321.162

477,649.336

4,871,984.928

66,485.481

164,803.044

444,867.514

3,399.439

468,678.436

488,940.309

164,835.361

335,987.503

65,694.479

20,274.036

30,477.276

6,072.797

96,400.883

67,441.396

15,848.263

1,202,349.475

1,079,891.176

673,286.920

236,001.503

36,313,304.031

57,922,706.702

16,312,022.879

10,133,584.251

20,828,229.028

15,129.734

135,206.607

1,377,688.641

1,180,713.743

Harris Investment Management Inc. 190 S LaSalle St Fl 4 Chicago, IL 60603-3560	Global Commodities Stock Fund – Class A Global Commodities Stock Fund – Class C	7.11 84.21	% %	10,020.067 10,000.000

Dallas Hickle Trustee Dallas Hickle DDS 401(k) FBO Donna Wilson Cameron Novato, CA 94947-4304	International Equity Fund – Class A	6.35%		1,127.628

LPL Financial Services(1) 9785 Towne Centre Drive San Diego, CA 92121-1968

Allocator Premium AlphaSectorSM Fund – Class I

Alternatives Diversifier Fund – Class A

Dynamic AlphaSectorSM Fund – Class A

Dynamic AlphaSectorSM Fund – Class I

Global Premium AlphaSectorSM Fund – Class I

International Real Estate Securities Fund – Class I

Premium AlphaSectorSM Fund – Class I

		11.27 15.59 6.25 6.42 29.94 6.18 7.53	% % % % % % %	1,399,846.275 942,020.342 535,182.321 562,299.052 626,638.205 268,906.035 8,165,567.014

LPL Financial Services 9785 Towne Centre Drive San Diego, CA 92121-1968	Greater Asia ex Japan Opportunities Fund – Class C	7.01%		1,060.820

Name of Shareholder	Fund and Class	Percentage of Class		Number of Shares
MAC & Co.(1) Mutual Fund Operations PO Box 3198 525 William Penn Place Pittsburgh, PA 15230-3198	Bond Fund – Class I Foreign Opportunities Fund – Class I	49.66 10.34	% %	2,463,031.980 2,952,681.792

MG Trust Company Cust. FBO Bayside Orthopedic & Rehabilitation 700 17th Street, Suite 300 Denver, CO 80202	Global Premium AlphaSectorSM Fund – Class I	9.47%		198,143.249

Mitra & Co.(1) FBO 98 c/o M&I Trust Co NA, Attn: MF 11270 West Park Pl, Ste 400 Milwaukee, WI 53224-3638	International Equity Fund – Class C	31.57%		765,077.708

MLPF&S(1) For the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Drive E 3rd Floor Jacksonville, FL 32246-6484

AlphaSectorSM Rotation Fund – Class A

AlphaSectorSM Rotation Fund – Class C

AlphaSectorSM Rotation Fund – Class I

Alternatives Diversifier Fund – Class A

Alternatives Diversifier Fund – Class C

Alternatives Diversifier Fund – Class I

Bond Fund – Class A

Bond Fund – Class B

Bond Fund – Class C

Dynamic AlphaSectorSM Fund – Class I

Foreign Opportunities Fund – Class C

Global Infrastructure Fund – Class C

Global Opportunities Fund – Class C

High Yield Fund – Class C

International Real Estate Securities Fund – Class C

Multi-Sector Fixed Income Fund – Class A

Multi-Sector Fixed Income Fund – Class C

Multi-Sector Fixed Income Fund – Class I

Multi-Sector Short Term Bond Fund – Class I

Multi-Sector Short Term Bond Fund – Class T

Premium AlphaSectorSM Fund – Class A

Premium AlphaSectorSM Fund – Class C

Premium AlphaSectorSM Fund – Class I

Real Estate Securities Fund – Class B

Real Estate Securities Fund – Class C

Real Estate Securities Fund – Class I

Senior Floating Rate Fund – Class C

Senior Floating Rate Fund – Class I

9.96 31.58 28.99 10.54 30.86 36.13 8.00 9.14 13.47 5.58 15.26 19.22 47.05 9.95 8.38 7.73 27.05 30.54 34.14 31.52 6.03 20.48 27.11 9.43 12.74 6.18 17.42 31.94	% % % % % % % % % % % % % % % % % % % % % % % % % % % %	1,639,764.353

4,137,458.958

2,860,498.655

637,190.317

1,673,977.065

1,263,844.230

464,247.403

6,294.915

102,895.962

488,940.309

319,795.979

122,791.689

88,828.889

62,262.424

19,254.007

1,316,799.622

2,481,790.621

1,905,835.052

107,393,543.137

43,296,289.893

5,781,586.734

11,485,310.161

29,390,168.427

20,251.540

223,301.232

776,173.621

1,664,846.072

3,013,912.718

MLPF&S(1) For the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Drive E FL 2 Jacksonville, FL 32246-6484	Dynamic AlphaSectorSM Fund – Class A Dynamic AlphaSectorSM Fund – Class B Dynamic AlphaSectorSM Fund – Class C	24.55 18.75 16.15	% % %	2,102,146.472 3,722.773 320,349.239

Rainer Mohaupt Acapulco Gro Mexico	Greater Asia ex Japan Opportunities Fund – Class I	23.41%		4,517.624

Name of Shareholder	Fund and Class	Percentage of Class		Number of Shares
Morgan Stanley Smith Barney(1) Harborside Financial Center Plaza 2 FL 3 Jersey City, NJ 07311

AlphaSectorSM Rotation Fund – Class A

AlphaSectorSM Rotation Fund – Class C

AlphaSectorSM Rotation Fund – Class I

Alternatives Diversifier Fund – Class A

Alternatives Diversifier Fund – Class C

Alternatives Diversifier Fund – Class I

Bond Fund – Class C

California Tax-Exempt Bond Fund – Class A

Dynamic AlphaSectorSM Fund – Class B

Dynamic AlphaSectorSM Fund – Class C

Dynamic AlphaSectorSM Fund – Class I

Foreign Opportunities Fund – Class A

Foreign Opportunities Fund – Class C

Foreign Opportunities Fund – Class I

Global Infrastructure Fund – Class C

Global Opportunities Fund – Class A

Global Opportunities Fund – Class C

High Yield Fund – Class C

International Real Estate Securities Fund – Class C

Multi-Sector Fixed Income Fund – Class B

Multi-Sector Fixed Income Fund – Class C

Multi-Sector Fixed Income Fund – Class I

Multi-Sector Short Term Bond Fund – Class A

Multi-Sector Short Term Bond Fund – Class B

Multi-Sector Short Term Bond Fund – Class C

Multi-Sector Short Term Bond Fund – Class I

Multi-Sector Short Term Bond Fund – Class T

Premium AlphaSectorSM Fund – Class A

Premium AlphaSectorSM Fund – Class C

Premium AlphaSectorSM Fund – Class I

Real Estate Securities Fund – Class A

Real Estate Securities Fund – Class B

Real Estate Securities Fund – Class C

Senior Floating Rate Fund – Class C

Senior Floating Rate Fund – Class I

6.51 21.42 34.18 6.17 29.02 37.72 7.77 6.32 30.73 24.45 24.72 9.98 21.91 7.19 14.37 29.94 6.69 11.02 22.44 5.29 18.22 31.62 18.65 15.18 13.56 25.71 32.21 6.39 25.29 19.73 6.83 11.60 13.43 25.87 28.94	% % % % % % % % % % % % % % % % % % % % % % % % % % % % % % % % % % %	1,070,641.567

2,806,231.984

3,372,287.995

372,940.108

1,574,331.331

1,319,405.799

59,385.710

141,510.453

6,100.370

484,921.594

2,165,227.701

1,512,453.288

459,258.122

2,053,027.708

91,839.501

2,865,114.406

12,639.219

68,919.309

51,565.540

48,171.890

1,671,491.899

1,973,421.753

110,647,293.687

113,938.687

26,160,070.276

80,896,833.098

44,249,727.634

6,125,046.155

14,183,955.412

21,388,659.592

1,579,243.557

24,923.812

235,405.178

2,471,796.324

2,730,426.574

NFS LLC FEBO Rafael Betancourt Griselda Betancourt Windermere, FL 34786	Dynamic AlphaSectorSM Fund – Class B	12.33%		2,448.000

NFS LLC FEBO Donna K. Sefton Ttee Donna K. Sefton Trust San Diego, CA 92103-6624	California Tax-Exempt Bond Fund – Class I	36.06%		826,141.234

NFS LLC(1) FEBO FIIOC as Agent for Qualified Employee Benefit Plans (401K) Finops – IC Funds 100 Magellan Way KW1C Covington, KY 41015-1987	Multi-Sector Fixed Income Fund – Class I Real Estate Securities Fund – Class I	9.60 9.15	% %	599,082.299 1,148,261.927

Name of Shareholder	Fund and Class	Percentage of Class		Number of Shares
NFS LLC FEBO National Trust Mgmt Services Trustee Valley Hospital – Option IT Plan FBO Richard Kenan Valley Wyckoff, NJ 07481	International Real Estate Securities Fund – Class C	13.75%		31,588.061

NFS LLC Harley K. Sefton Ttee FEBO Donna K Sefton Irrev Trust San Diego, CA 92103-6624	California Tax-Exempt Bond Fund – Class I	29.05%		665,712.601

NFS LLC(1) FEBO US Bank National Association 1555 N Rivercenter Dr Ste 302 Milwaukee, WI 53212-3958	Global Premium AlphaSectorSM Fund – Class I	6.29%		131,722.276

O M Best Marguerite W Best Ttees Best Revocable Trust Kenosha, WI 53142-3173	High Yield Fund – Class B	12.42%		10,704.961

James M. Oates Judith M. Oates JT WROS Elkins, NH 03233-0250	International Equity Fund – Class A	13.81%		2,452.806

Pershing LLC(1) 1 Pershing Plaza Jersey City, NJ 07399-0002

Allocator Premium AlphaSectorSM Fund – Class A

Allocator Premium AlphaSectorSM Fund – Class C

AlphaSectorSM Rotation Fund – Class A

Alternatives Diversifier Fund – Class A

Bond Fund – Class C

Foreign Opportunities Fund – Class A

Global Infrastructure Fund – Class A

Global Infrastructure Fund – Class C

Global Infrastructure Fund – Class I

Global Premium AlphaSectorSM Fund – Class A

Global Premium AlphaSectorSM Fund – Class C

Global Real Estate Securities Fund – Class A

Global Real Estate Securities Fund – Class C

High Yield Fund – Class C

International Equity Fund – Class A

Multi-Sector Fixed Income Fund – Class A

Multi-Sector Fixed Income Fund – Class B

Multi-Sector Fixed Income Fund – Class C

Multi-Sector Short Term Bond Fund – Class A

Premium AlphaSector(sm) Fund – Class A

Real Estate Securities Fund – Class A

Real Estate Securities Fund – Class B

Real Estate Securities Fund – Class C

Senior Floating Rate Fund – Class A

15.35 7.62 6.08 5.90 6.93 6.79 14.78 5.57 15.00 25.65 6.46 8.11 9.37 10.38 12.40 8.09 80.80 6.18 5.61 6.04 9.46 13.75 5.43 7.18	% % % % % % % % % % % % % % % % % % % % % % % %	884,029.211

891,176.123

1,001,280.087

356,698.913

52,906.692

1,029,185.083

383,907.963

35,560.934

604,566.672

622,925.838

124,905.957

27,340.828

4,690.890

64,908.104

2,201.962

1,377,566.164

735,164.599

567,151.803

33,311,078.763

5,786,646.901

2,187,854.650

29,543.372

95,244.578

1,868,580.766

Pyrford International Ltd Attn: Drew Newman 79 Grosvenor Street London, England W1K 3JU	International Equity Fund – Class A International Equity Fund – Class C	59.14 97.60	% %	10,505.988 10,419.645

Name of Shareholder	Fund and Class	Percentage of Class		Number of Shares
Raymond James(1) Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716

Alternatives Diversifier Fund – Class A

Dynamic AlphaSectorSM Fund – Class A

Global Commodities Stock Fund – Class A

Global Premium AlphaSectorSM Fund – Class I

Global Real Estate Securities Fund – Class A

Global Real Estate Securities Fund – Class C

Greater European Opportunities – Class A

Real Estate Securities Fund – Class B

Real Estate Securities Fund – Class C

		8.00 6.45 28.41 22.05 20.39 8.10 10.58 5.97 16.54	% % % % % % % % %	483,562.677 552,356.249 40,065.561 461,485.108 68,772.266 4,052.747 47,749.661 12,831.256 289,943.598

RBC Capital Markets LLC(1) Mutual Fund Omnibus Processing Attn: Mutual Fund Ops Manager 510 Marquette Ave. S Minneapolis, MN 55402-1110	Allocator Premium AlphaSectorSM Fund – Class I Real Estate Securities Fund – Class C	11.89 7.57	% %	1,476,458.558 132,614.682

Reliance Trust Company FBO P.O. Box 48529 Atlanta, GA 30362	Real Estate Securities Fund – Class A	5.64%		1,304,933.641

SEI Private Trust Co(1) Attn Mutual Funds Administrator c/o Harris Bank One Freedom Valley Drive Oaks, PA 19456-9989	International Equity Fund – Class I	23.71%		574,488.802

TD Ameritrade Inc.(1) For the Exclusive Benefit of Our Clients P.O. Box 2226 Omaha, NE 68103-2226	Multi-Sector Short Term Bond Fund – Class I	6.39%		20,101,069.055

UBS WM USA(1) Omni Account M/F Attn: Department Manager 1000 Harbor Blvd FL 5 Weehawken, NJ 07086-6761

Allocator Premium AlphaSectorSM Fund – Class A

AlphaSectorSM Rotation Fund – Class A

AlphaSectorSM Rotation Fund – Class C

Alternatives Diversifier Fund – Class A

Alternatives Diversifier Fund – Class C

Bond Fund – Class C

Dynamic AlphaSectorSM Fund – Class A

Dynamic AlphaSectorSM Fund – Class C

Foreign Opportunities Fund – Class C

Global Infrastructure Fund – Class A

Global Infrastructure Fund – Class C

Global Opportunities Fund – Class C

Global Premium AlphaSectorSM Fund – Class A

Global Premium AlphaSectorSM Fund – Class C

Global Real Estate Securities Fund – Class C

High Yield Fund – Class C

International Real Estate Securities Fund – Class C

Multi-Sector Fixed Income Fund – Class A

Multi-Sector Fixed Income Fund – Class C

Multi-Sector Short Term Bond Fund – Class A

Multi-Sector Short Term Bond Fund – Class C

Multi-Sector Short Term Bond Fund – Class T

Premium AlphaSectorSM Fund – Class A

Premium AlphaSectorSM Fund – Class C

Real Estate Securities Fund – Class C

Senior Floating Rate Fund – Class A

Senior Floating Rate Fund – Class C

16.81 28.43 14.65 16.97 8.02 26.71 23.66 8.01 8.35 7.88 11.13 6.14 17.28 10.58 7.56 10.63 7.00 28.22 22.20 45.28 31.66 12.77 28.81 7.98 7.51 69.39 22.75	% % % % % % % % % % % % % % % % % % % % % % % % % % %	968,123.030

4,678,006.062

1,919,802.485

1,025,260.039

435,127.305

204,037.981

2,025,677.484

158,791.334

175,069.300

204,609.027

71,110.048

11,600.422

419,580.720

204,567.022

3,782.957

66,483.927

16,091.802

4,806,129.354

2,036,817.204

268,665,209.281

61,064,936.848

17,546,816.382

27,615,811.905

4,476,851.596

131,560.398

18,071,430.458

2,173,364.040

Name of Shareholder	Fund and Class	Percentage of Class		Number of Shares
USAA Investment Management Co. 9800 Fredericksburg Road San Antonio, TX 78288-0001	Greater Asia ex Japan Opportunities Fund – Class I	7.99%		1,542.308

VP Distributors, LLC Attn: Corp Accounting 100 Pearl Street Hartford, CT 06103-4506

Global Real Estate Securities Fund – Class A

Global Real Estate Securities Fund – Class C

Global Opportunities Fund – Class I

High Yield Fund – Class I

International Real Estate Securities Fund – Class A

International Real Estate Securities Fund – Class C

		29.91 24.82 100.00 100.00 44.13 5.66	% % % % % %	100,889.892 12,425.262 10,649.627 23,640.662 265,166.984 12,997.223

Virtus Diversifier Fund Attn: Amy Robinson c/o Virtus Investment Partners 100 Pearl Street Hartford, CT 06103-4506

Global Commodities Stock Fund – Class I

Global Infrastructure Fund – Class I

Global Real Estate Securities Fund – Class I

International Real Estate Securities Fund – Class I

Senior Floating Rate Fund – Class I

		95.73 64.99 81.53 72.64 15.07	% % % % %	1,690,246.660 2,619,087.072 415,970.639 3,161,949.694 1,422,374.115

Vontobel Asset Management Inc. 1540 Broadway 38th Floor New York, NY 10036-4039	Greater Asia ex Japan Opportunities Fund – Class A	41.15%		222,724.780

Wedbush Securities 1000 Wilshire Blvd. Los Angeles, CA 90017	Global Real Estate Securities Fund – Class C	9.58%		4,792.924

Wells Fargo Bank NA FBO Jewish Fed Endow Lt Alt Inv-Israel P.O. Box 1533 Minneapolis, MN 55480	International Equity Fund – Class I	5.65%		136,962.547

Wells Fargo Bank NA FBO Jewish Fed of Greater Phila Ret Pla P.O. Box 1533 Minneapolis, MN 55480-1533	International Equity Fund – Class I	34.34%		832,105.568

Annette Germaine Willikens Goffstown, NH 03045-2563	High Yield Fund – Class B	6.35%		5,469.779

(1)	These entities are omnibus accounts for many individual shareholder accounts. The Funds are not aware of the size or identity of the underlying individual accounts thereof.

ADDITIONAL INFORMATION

Capital Stock and Organization

As a Delaware statutory trust, the Trust’s operations are governed by its Amended and Restated Agreement and Declaration of Trust dated March 1, 2001, as amended. A copy of the Trust’s Certificate of Trust, as amended, is on file with the Office of the Secretary of State of the State of Delaware. Upon the initial purchase of shares, the shareholder agrees to be bound by the Trust’s Agreement and Declaration of Trust, as amended. Generally, Delaware statutory trust shareholders are not personally liable for obligations of the Delaware statutory trust under Delaware law. The Delaware Statutory Trust Act (the “Delaware Act”) provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Trust’s Amended and Restated Agreement and Declaration of Trust expressly provides that the Trust has been organized under the Delaware Act and that the Declaration of Trust is to be governed by Delaware law. It is nevertheless possible that a Delaware statutory trust, such as the Trust, might become a party to an action in another state whose courts refused to apply Delaware law, in which case the Trust’s shareholders could be subject to personal liability.

To guard against this risk, the Amended and Restated Agreement and Declaration of Trust (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees, (ii) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of the Trust or any series of the Trust and (iii) provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a Trust shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refused to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the Trust itself would be unable to meet its obligations. In the light of Delaware law, the nature of the Trust’s business and the nature of its assets, the risk of personal liability to a Fund shareholder is remote.

The Amended and Restated Agreement and Declaration of Trust further provides that the Trust shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the Trust. The Amended and Restated Agreement and Declaration of Trust does not authorize the Trust to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties.

Under the Amended and Restated Agreement and Declaration of Trust, the Trust is not required to hold annual meetings to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders’ meetings unless required by law or the Declaration of Trust. The Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. The Board is required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

Shares of the Trust do not entitle their holders to cumulative voting rights, so that the holders of more than 50% of the outstanding shares of the Trust may elect all of the Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees. As determined by the Trustees, shareholders are entitled to one vote for each dollar of NAV (number of shares held times the NAV of the applicable class of the applicable Fund).

Pursuant to the Amended and Restated Agreement and Declaration of Trust, the Trustees may create additional funds by establishing additional series of shares in the Trust. The establishment of additional series would not affect the interests of current shareholders in the existing Funds. Pursuant to the Amended and Restated Agreement and Declaration of Trust, the Trustees may establish and issue multiple classes of shares for each Fund.

Each share of each class of a Fund is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund which are attributable to such class as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shares of each class of each Fund are entitled to receive their proportionate share of the assets which are attributable to such class of such Fund and which are available for distribution as the Trustees in their sole discretion may determine. Shareholders are not entitled to any preemptive, conversion or subscription rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

Subject to shareholder approval (if then required), the Trustees may authorize each Fund to invest all or part of its investable assets in a single open-end investment company that has substantially the same investment objectives, policies and restrictions as the Fund. As of the date of this SAI, the Trustees do not have any plan to authorize any Fund to so invest its assets.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP serves as the independent registered public accounting firm for the Trust and audits the Trust’s annual financial statements and expresses an opinion thereon.

Custodian and Transfer Agent

The Bank of New York Mellon, One Wall Street, New York, NY 10286, serves as the custodian (the “Custodian”) of the Funds’ assets. The Custodian designated by the Board of Trustees holds the securities in the Funds’ portfolios and other assets for safe keeping. The Custodian does not and will not participate in making investment decisions for the Funds. The Trust has authorized each custodian to appoint one or more subcustodians for the assets of the Funds held outside the United States. The securities and other assets of each Fund are held by its custodian or any subcustodian separate from the securities and assets of each other Fund.

VP Distributors, LLC, 100 Pearl Street, Hartford, CT 06103, acts as Transfer Agent for the Trust. Pursuant to a Transfer Agent and Service Agreement, VP Distributors receives a fee based on the average net assets across all series of Virtus Mutual Funds at an annual rate ranging from 0.045% to 0.0025%, depending on asset class. VP Distributors is authorized to engage subagents to perform certain shareholder servicing functions from time to time for which such agents shall be paid a fee by the Transfer Agent or the Funds. Pursuant to an agreement among the Trust, VP Distributors and BNY Mellon, BNY Mellon serves as subagent to perform certain shareholder servicing functions for the Funds. For performing such services, BNY Mellon receives a monthly fee from the Trust. Fees paid by the Funds, in addition to the fee paid to VP Distributors, will be reviewed and approved by the Board of Trustees.

Reports to Shareholders

The fiscal year of the Trust ends on September 30. The Trust will send financial statements to its shareholders at least semiannually. An annual report containing financial statements audited by the Trust’s independent registered public accounting firm, PricewaterhouseCoopers LLP will be sent to shareholders each year and is available without charge upon request.

Financial Statements

The Funds’ financial statements for the Trust’s fiscal year ended September 30, 2011, included in the Trust’s 2011 Annual Report to Shareholders, and for the period October 1, 2012 through March 31, 2012, included in the Trust’s 2012 Semiannual Report, are incorporated herein by reference.

APPENDIX

Description of Certain Bond Ratings

Moody’s Investors Service, Inc.

Aaa—Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa—Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group the comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A—Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa—Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody’s also provides credit ratings for preferred stocks. Preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

aaa—An issue that is rated “aaa” is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa—An issue that is rated “aa” is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a—An issue that is rated “a” is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the “aaa” and “aa” classifications, earnings and asset protections are, nevertheless, expected to be maintained at adequate levels.

baa—An issue that is rated “baa” is considered to be a medium grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

Moody’s ratings for municipal notes and other short-term loans are designated Moody’s Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk. Loans bearing the designation MIG 1 are of the best quality, enjoying strong protection by establishing cash flows of funds for their servicing or by established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG 2 are of high quality, with margins of protection ample although not so large as in the preceding group. A short term issue having a demand feature (i.e., payment relying on external liquidity and usually payable on demand rather than fixed maturity dates) is differentiated by Moody’s with the use of the Symbol VMIG, instead of MIG.

Standard & Poor’s Corporation

AAA—Bonds rated AAA have the higher rating assigned by Standard & Poor’s Corporation. Capacity to pay interest and repay principal is extremely strong.

AA—Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

A—Bonds rated A have a very strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB—Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

S&P’s top ratings for municipal notes issued after July 29, 1984 are SP-1 and SP-2. The designation SP-1 indicates a very strong capacity to pay principal and interest. A “+” is added for those issues determined to possess overwhelming safety characteristics. An “SP-2” designation indicates a satisfactory capacity to pay principal and interest.

Commercial paper rated A-2 or better by S&P is described as having a very strong degree of safety regarding timeliness and capacity to repay. Additionally, as a precondition for receiving an S&P commercial paper rating, a bank credit line and/or liquid assets must be present to cover the amount of commercial paper outstanding at all times.

The Moody’s Prime-2 rating and above indicates a strong capacity for repayment of short-term promissory obligations.

GLOSSARY

Commercial Paper: Short-term promissory notes of large corporations with excellent credit ratings issued to finance their current operations.

Certificates of Deposit: Negotiable certificates representing a commercial bank’s obligations to repay funds deposited with it, earning specified rates of interest over given periods.

Bankers’ Acceptances: Negotiable obligations of a bank to pay a draft which has been drawn on it by a customer. These obligations are backed by large banks and usually are backed by goods in international trade.

Time Deposits: Non-negotiable deposits in a banking institution earning a specified interest rate over a given period of time.

Corporate Obligations: Bonds and notes issued by corporations and other business organizations in order to finance their long-term credit needs.

VIRTUS OPPORTUNITIES TRUST

PART C—OTHER INFORMATION

Item 28.	Exhibits

a.1.	Amended and Restated Agreement and Declaration of Trust dated March 1, 2001, filed via EDGAR with Post-Effective Amendment No. 12 (File No. 033-65137) on January 25, 2002 and incorporated herein by reference.

a.2.	Amendment to the Declaration of Trust of the Registrant, dated November 16, 2006, filed via EDGAR with Post-Effective Amendment No. 23 (File No. 033-65137) on January 30, 2007 and incorporated herein by reference.

b.1.	Amended and Restated By-Laws dated November 16, 2005, filed via EDGAR with Post-Effective Amendment No. 23 (File No. 033-65137) on January 30, 2007 and incorporated herein by reference.

b.2.	Amendment No. 1 to the Amended and Restated By-Laws of the Registrant, dated August 23, 2006, filed via EDGAR with Post-Effective Amendment No. 23 (File No. 033-65137) on January 30, 2007 and incorporated herein by reference.

b.3.	Amendment No. 2 to the Amended and Restated By-Laws of the Registrant, dated November 17, 2011, filed via EDGAR with Post-Effective Amendment No. 51 (File No. 033-65137) on January 27, 2012 and incorporated herein by reference.

c.	Reference is made to Registrant’s Agreement and Declaration of Trust. See Exhibit a.

d.1.	Amended and Restated Investment Advisory Agreement between the Registrant, on behalf of Virtus Bond Fund, and Virtus Investment Advisers, Inc. (“VIA”) effective November 20, 2002, filed via EDGAR with Post-Effective Amendment No. 14 (File No. 033-65137) on January 29, 2004 and incorporated herein by reference.

d.2.	Subadvisory Agreement between VIA and Newfleet Asset Management, LLC (formerly SCM Advisors LLC) (“Newfleet”) dated July 1, 1998, filed via EDGAR with Post-Effective Amendment No. 15 (File No. 033-65137) on January 25, 2005 and incorporated herein by reference.

d.3.	Investment Subadvisory Agreement Amendment between VIA and Newfleet effective July 1, 1998 for the purpose of amending the Subadvisory Agreement of the same date in order to correct a typographical error in such Subadvisory Agreement, filed via EDGAR with Post-Effective Amendment No. 15 (File No. 033-65137) on January 25, 2005 and incorporated herein by reference.

d.4.	Amendment to Subadvisory Agreement between VIA and Newfleet dated November 20, 2002, filed via EDGAR with Post-Effective Amendment No. 15 (File No. 033-65137) on January 25, 2005 and incorporated herein by reference.

d.5.	Third Amendment to Subadvisory Agreement between VIA and Newfleet dated September 1, 2006, filed via EDGAR with Post-Effective Amendment No. 23 (File No. 033-65137) on January 30, 2007 and incorporated herein by reference.

d.6.	Amendment to Amended and Restated Investment Advisory Agreement between Registrant and VIA dated June 8, 2006, filed via EDGAR with Post-Effective Amendment No. 22 (File No. 033-65137) on June 9, 2006 and incorporated herein by reference.

d.7.	Second Amendment to Amended and Restated Investment Advisory Agreement between Registrant and VIA, dated June 27, 2007, on behalf of CA-Tax Exempt Bond Fund, Global Infrastructure Fund, High Yield Fund, Market Neutral Fund, Multi-Sector Fixed Income Fund, Multi-Sector Short Term Bond Fund and Real Estate Securities Fund, filed via EDGAR with Post-Effective Amendment No. 27 (File No. 033-65137) on September 24, 2007 and incorporated herein by reference.

d.8.	Subadvisory Agreement between VIA and Duff & Phelps Investment Management Co. (“Duff & Phelps”), dated June 27, 2007 on behalf of Global Infrastructure Fund and Real Estate Securities Fund, filed via EDGAR with Post-Effective Amendment No. 27 (File No. 033-65137) on September 24, 2007 and incorporated herein by reference.

d.9.	Fourth Amendment to Subadvisory Agreement between VIA and Newfleet, on behalf of High Yield Fund, dated June 27, 2007, filed via EDGAR with Post-Effective Amendment No. 27 (File No. 033-65137) on September 24, 2007 and incorporated herein by reference.

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d.10.	Third Amendment to Amended and Restated Investment Advisory Agreement between Registrant and VIA dated September 24, 2007, on behalf of Virtus Alternatives Diversifier Fund, Virtus Foreign Opportunities Fund, Virtus Global Opportunities Fund, Virtus International Real Estate Securities Fund, Virtus AlphaSector Rotation Fund and Virtus AlphaSector Allocation Fund, filed via EDGAR with Post-Effective Amendment No. 28 (File No. 033-65137) on November 14, 2007 and incorporated herein by reference.

d.11.	First Amendment to Subadvisory Agreement between VIA and Duff & Phelps dated September 24, 2007, on behalf of Virtus International Real Estate Securities Fund, filed via EDGAR with Post-Effective Amendment No. 28 (File No. 033-65137) on November 14, 2007 and incorporated herein by reference.

d.12.	Subadvisory Agreement between VIA and Vontobel Asset Management, Inc. (“Vontobel”) dated September 24, 2007, on behalf of Virtus Foreign Opportunities Fund, filed via EDGAR with Post-Effective Amendment No. 28 (File No. 033-65137) on November 14, 2007 and incorporated herein by reference.

d.13.	Subadvisory Agreement between VIA and The Boston Company Asset Management, LLC (“TBCAM”) dated January 10, 2008, on behalf of Virtus Market Neutral Fund, filed via EDGAR with Post-Effective Amendment No. 29 (File No. 033-65137) on January 28, 2008 and incorporated herein by reference.

d.14.	Fourth Amendment to Amended and Restated Investment Advisory Agreement, between the Registrant and VIA on behalf of Virtus Senior Floating Rate Fund effective as of January 31, 2008, filed via EDGAR with Post-Effective Amendment No. 29 (File No. 033-65137) on January 28, 2008 and incorporated herein by reference.

d.15.	Fifth Amendment to Amended and Restated Investment Advisory Agreement, by and between the Registrant and VIA effective as of October 1, 2008, filed via EDGAR with Post-Effective Amendment No. 32 (File No. 033-65137) on January 28, 2009 and incorporated herein by reference.

d.16.	First Amendment to Subadvisory Agreement between VIA and Vontobel dated January 1, 2009, filed via EDGAR with Post-Effective Amendment No. 33 (File No. 033-65137) on March 2, 2009 and incorporated herein by reference.

d.17.	Second Amendment to Subadvisory Agreement between VIA and Vontobel on behalf of Global Opportunities Fund dated January 28, 2009, filed via EDGAR with Post-Effective Amendment No. 33 (File No. 033-65137) on March 2, 2009 and incorporated herein by reference.

d.18.	Sixth Amendment to Amended and Restated Investment Advisory Agreement, by and between Registrant and VIA on behalf of Virtus Global Real Estate Securities Fund, Virtus Greater Asia ex Japan Opportunities Fund and Virtus Greater European Opportunities Fund effective as of March 2, 2009, filed via EDGAR with Post-Effective Amendment No. 34 (File No. 033-65137) on October 1, 2009 and incorporated herein by reference.

d.19.	Seventh Amendment to Amended and Restated Investment Advisory Agreement, by and between Registrant and VIA effective as of May 29, 2009, filed via EDGAR with Post-Effective Amendment No. 34 (File No. 033-65137) on October 1, 2009 and incorporated herein by reference.

d.20.	Third Amendment to Subadvisory Agreement between VIA and Vontobel on behalf of Greater Asia ex Japan Opportunities Fund and Greater European Opportunities Fund dated April 21, 2009, filed via EDGAR with Post-Effective Amendment No. 34 (File No. 033-65137) on October 1, 2009 and incorporated herein by reference.

d.21.	Second Amendment to Subadvisory Agreement between VIA and Duff & Phelps on behalf of Global Real Estate Securities Fund dated March 2, 2009, filed via EDGAR with Post-Effective Amendment No. 34 (File No. 033-65137) on October 1, 2009 and incorporated herein by reference.

d.22.	Subadvisory Agreement between VIA and F-Squared Investments, Inc. on behalf of AlphaSectorSM Rotation Fund dated September 29, 2009, filed via EDGAR with Post-Effective Amendment No. 34 (File No. 033-65137) on October 1, 2009 and incorporated herein by reference.

d.23.	Eighth Amendment to Amended and Restated Investment Advisory Agreement, by and between Registrant and VIA effective as of September 29, 2009, filed via EDGAR with Post-Effective Amendment No. 34 (File No. 033-65137) on October 1, 2009 and incorporated herein by reference.

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d.24.	Fifth Amendment to Subadvisory Agreement between VIA and Newfleet, on behalf of Bond Fund and High Yield Fund, dated January 1, 2010, filed via EDGAR with Post-Effective Amendment No. 44 (File No. 033-65137) on January 27, 2011 and incorporated herein by reference.

d.25.	First Amendment to Subadvisory Agreement between VIA and TBCAM dated January 1, 2010, on behalf of Virtus Market Neutral Fund, filed via EDGAR with Post-Effective Amendment No. 44 (File No. 033-65137) on January 27, 2011 and incorporated herein by reference.

d.26.	Fourth Amendment to Subadvisory Agreement between VIA and Vontobel on behalf of Foreign Opportunities Fund, Global Opportunities Fund, Greater Asia ex Japan Opportunities Fund and Greater European Opportunities Fund dated January 1, 2010, filed via EDGAR with Post-Effective Amendment No. 44 (File No. 033-65137) on January 27, 2011 and incorporated herein by reference.

d.27.	First Amendment to Subadvisory Agreement between VIA and F-Squared Investments, Inc. on behalf of AlphaSectorSM Rotation Fund dated June 30, 2010, filed via EDGAR with Post-Effective Amendment No. 44 (File No. 033-65137) on January 27, 2011 and incorporated herein by reference.

d.28.	Ninth Amendment to Amended and Restated Investment Advisory Agreement, by and between Registrant and VIA effective as of January 1, 2010, filed via EDGAR with Post-Effective Amendment No. 44 (File No. 033-65137) on January 27, 2011 and incorporated herein by reference.

d.29.	Tenth Amendment to Amended and Restated Investment Advisory Agreement, by and between Registrant and VIA effective as of June 30, 2010, filed via EDGAR with Post-Effective Amendment No. 44 (File No. 033-65137) on January 27, 2011 and incorporated herein by reference.

d.30.	Eleventh Amendment to Amended and Restated Investment Advisory Agreement, by and between Registrant and VIA effective as of September 14, 2010, filed via EDGAR with Post-Effective Amendment No. 44 (File No. 033-65137) on January 27, 2011 and incorporated herein by reference.

d.31.	Twelfth Amendment to Amended and Restated Investment Advisory Agreement, by and between Registrant and VIA effective as of January 1, 2011, filed via EDGAR with Post-Effective Amendment No. 51 (File No. 033-65137) on January 27, 2012 and incorporated herein by reference.

d.32.	Thirteenth Amendment to Amended and Restated Investment Advisory Agreement, by and between Registrant and VIA effective as of March 15, 2011, filed via EDGAR with Post-Effective Amendment No. 51 (File No. 033-65137) on January 27, 2012 and incorporated herein by reference.

d.33.	Third Amendment to Subadvisory Agreement between VIA and Duff & Phelps on behalf of Global Infrastructure Fund, Global Real Estate Securities Fund, International Real Estate Securities Fund and Real Estate Securities Fund dated January 1, 2010, filed via EDGAR with Post-Effective Amendment No. 44 (File No. 033-65137) on January 27, 2011 and incorporated herein by reference.

d.34.	Subadvisory Agreement between VIA and Euclid Advisors LLC (“Euclid”) on behalf of Alternatives Diversifier Fund, AlphaSector Rotation Fund, AlphaSector Allocation Fund, Allocator Premium AlphaSector Fund, Global Premium AlphaSector Fund, and Premium AlphaSector Fund dated September 30, 2011, filed via EDGAR with Post-Effective Amendment No. 51 (File No. 033-65137) on January 27, 2012 and incorporated herein by reference.

d.35.	Assignment and Assumption Agreement among F-Squared Investments, Inc. and F-Squared Institutional Advisors, LLC on behalf of Premium AlphaSector Fund dated August 25, 2010, filed via EDGAR with Post-Effective Amendment No. 51 (File No. 033-65137) on January 27, 2012 and incorporated herein by reference.

d.36.	Second Amendment to Subadvisory Agreement between VIA and F-Squared Investments, Inc. dated March 25, 2011, filed via EDGAR with Post-Effective Amendment No. 51 (File No. 033-65137) on January 27, 2012 and incorporated herein by reference.

d.37.	Subadvisory Agreement between VIA and F-Squared Institutional Advisors, LLC on behalf of Virtus Premium AlphaSector Fund dated August 25, 2010, filed via EDGAR with Post-Effective Amendment No. 51 (File No. 033-65137) on January 27, 2012 and incorporated herein by reference.

d.38.	First Amendment to Subadvisory Agreement between VIA and F-Squared Institutional Advisors, LLC, on behalf of Premium AlphaSector Fund, Allocator Premium AlphaSector Fund and Global Premium AlphaSector Fund dated March 15, 2011, filed via EDGAR with Post-Effective Amendment No. 51 (File No. 033-65137) on January 27, 2012 and incorporated herein by reference.

d.39.	Subadvisory Agreement between VIA and Harris Investment Management, Inc. (“Harris”) on behalf of Virtus Global Commodities Stock Fund dated March 15, 2011, filed via EDGAR with Post-Effective Amendment No. 51 (File No. 033-65137) on January 27, 2012 and incorporated herein by reference.

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d.40.	Sixth Amendment to Subadvisory Agreement between VIA and Newfleet on behalf of Multi-Sector Fixed Income Fund, Multi-Sector Short Term Bond Fund and Senior Floating Rate Fund dated June 2, 2011, filed via EDGAR with Post-Effective Amendment No. 51 (File No. 033-65137) on January 27, 2012 and incorporated herein by reference.

d.41.	Seventh Amendment to Subadvisory Agreement between VIA and Newfleet on behalf of CA Tax-Exempt Bond Fund dated September 30, 2011, filed via EDGAR with Post-Effective Amendment No. 51 (File No. 033-65137) on January 27, 2012 and incorporated herein by reference.

d.42.	Subadvisory Agreement between VIA and Pyrford International Ltd. on behalf of International Equity Fund dated September 14, 2010, filed via EDGAR with Post-Effective Amendment No. 51 (File No. 033-65137) on January 27, 2012 and incorporated herein by reference.

e.1.	Underwriting Agreement between VP Distributors, Inc. (“VP Distributors”) and Registrant dated July 1, 1998 and filed via EDGAR with Post-Effective Amendment No. 15 (File No. 033-65137) on January 25, 2005 and incorporated herein by reference. A Form of Underwriting Agreement between VP Distributors and Registrant was previously filed via EDGAR with Post-Effective Amendment No. 5 (File No. 033-65137) on May 20, 1998 and incorporated herein by reference.

e.2.	Form of Sales Agreement between VP Distributors and dealers (December 20, 2011), filed via EDGAR with Post-Effective Amendment No. 51 (File No. 033-65137) on January 27, 2012 and incorporated herein by reference.

f.	None.

g.1.	Master Custody Agreement between Registrant and The Bank of New York Mellon, dated November 5, 2009, filed via EDGAR with PEA No. 36 (File No. 033-65137) on January 28, 2010 and incorporated herein by reference.

g.2.	First Amendment to Master Custody Agreement between Registrant and The Bank of New York Mellon, dated September 14, 2010, filed via with Post-Effective Amendment No. 51 (File No. 033-65137) on January 27, 2012 and incorporated herein by reference.

g.3.	Second Amendment to Master Custody Agreement between Registrant and The Bank of New York Mellon, dated February 25, 2011, filed via with Post-Effective Amendment No. 51 (File No. 033-65137) on January 27, 2012 and incorporated herein by reference.

g.4.	Third Amendment to Master Custody Agreement between Registrant and The Bank of New York Mellon, dated March 15, 2011, filed via with Post-Effective Amendment No. 51 (File No. 033-65137) on January 27, 2012 and incorporated herein by reference.

g.5.	Fourth Amendment to Master Custody Agreement between Registrant and The Bank of New York Mellon, dated July 18, 2011, filed via with Post-Effective Amendment No. 51 (File No. 033-65137) on January 27, 2012 and incorporated herein by reference.

h.1.	Amended and Restated Transfer Agency and Service Agreement between the Virtus Mutual Funds and VP Distributors dated January 1, 2010, filed via EDGAR with Post-Effective Amendment No. 44 (File No. 033-65137) on January 27, 2011 and incorporated herein by reference.

h.2.	Amendment to Amended and Restated Transfer Agency and Service Agreement between Virtus Mutual Funds and VP Distributors effective as of April 14, 2010, filed via EDGAR with Post-Effective Amendment No. 44 (File No. 033-65137) on January 27, 2011 and incorporated herein by reference.

h.3.	Second Amendment to Amended and Restated Transfer Agency and Service Agreement between Virtus Mutual Funds and VP Distributors effective as of March 15, 2011, filed via EDGAR with Post-Effective Amendment No. 51 (File No. 033-65137) on January 27, 2012 and incorporated herein by reference.

h.4.	Amended and Restated Administration Agreement among Registrant and VP Distributors, Inc. dated January 1, 2010, filed via EDGAR with PEA No. 36 (File No. 033-65137) on January 28, 2010 and incorporated herein by reference.

h.5.	Seventh Amended and Restated Expense Limitation Agreement between Registrant and VIA on behalf of Virtus Alternatives Diversifier Fund, Virtus Bond Fund, Virtus CA Tax-Exempt Bond Fund, Virtus Global Real Estate Securities Fund, Virtus Greater Asia ex Japan Opportunities Fund, Virtus Greater European Opportunities Fund, Virtus International Real Estate Securities Fund, Virtus Market Neutral Fund and Virtus Senior Floating Rate Fund effective as of April 21, 2009, filed via EDGAR with Post-Effective No. 34 (File No. 033-65137) on October 1, 2009 and incorporated herein by reference.

h.6.	First Amendment to Amended and Restated Administration Agreement among Registrant and VP Distributors, Inc. dated April 14, 2010, filed via EDGAR with Post-Effective Amendment No. 44 (File No. 033-65137) on January 27, 2011 and incorporated herein by reference.

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h.7.	Second Amendment to Amended and Restated Administration Agreement among Registrant and VP Distributors, Inc. dated June 30, 2010, filed via EDGAR with Post-Effective Amendment No. 44 (File No. 033-65137) on January 27, 2011 and incorporated herein by reference.

h.8.	Third Amendment to Amended and Restated Administration Agreement among Registrant and VP Distributors, Inc. dated September 14, 2010, filed via EDGAR with Post-Effective Amendment No. 44 (File No. 033-65137) on January 27, 2011 and incorporated herein by reference.

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h.9.	Fourth Amendment to Amended and Restated Administration Agreement among Registrant and VP Distributors, Inc. dated January 1, 2011, filed via EDGAR with Post-Effective Amendment No. 51 (File No. 033-65137) on January 27, 2012 and incorporated herein by reference.

h.10.	Eighth Amendment to Amended and Restated Expense Limitation Agreement between Registrant and VIA on behalf of Virtus Alternatives Diversifier Fund, Virtus Bond Fund, Virtus CA Tax-Exempt Bond Fund, Virtus Global Real Estate Securities Fund, Virtus Greater Asia ex Japan Opportunities Fund, Virtus Greater European Opportunities Fund, Virtus International Real Estate Securities Fund, Virtus Market Neutral Fund and Virtus Senior Floating Rate Fund effective as of January 1, 2010, filed via EDGAR with Post-Effective Amendment No. 44 (File No. 033-65137) on January 27, 2011 and incorporated herein by reference.

h.11.	Ninth Amendment to Amended and Restated Expense Limitation Agreement between Registrant and VIA on behalf of Virtus Alternatives Diversifier Fund, Virtus Bond Fund, Virtus CA Tax-Exempt Bond Fund, Virtus Global Real Estate Securities Fund, Virtus Greater Asia ex Japan Opportunities Fund, Virtus Greater European Opportunities Fund, Virtus International Real Estate Securities Fund, Virtus Market Neutral Fund and Virtus Senior Floating Rate Fund effective as of April 1, 2010, filed via EDGAR with Post-Effective Amendment No. 44 (File No. 033-65137) on January 27, 2011 and incorporated herein by reference.

h.12.	Tenth Amendment to Amended and Restated Expense Limitation Agreement between Registrant and VIA on behalf of Virtus Alternatives Diversifier Fund, Virtus Bond Fund, Virtus CA Tax-Exempt Bond Fund, Virtus Global Real Estate Securities Fund, Virtus Greater Asia ex Japan Opportunities Fund, Virtus Greater European Opportunities Fund, Virtus International Real Estate Securities Fund, Virtus Market Neutral Fund and Virtus Senior Floating Rate Fund effective as of April 14, 2010, filed via EDGAR with Post-Effective Amendment No. 44 (File No. 033-65137) on January 27, 2011 and incorporated herein by reference.

h.13.	Eleventh Amendment to Amended and Restated Expense Limitation Agreement between Registrant and VIA on behalf of Virtus Alternatives Diversifier Fund, Virtus Bond Fund, Virtus CA Tax-Exempt Bond Fund, Virtus Global Real Estate Securities Fund, Virtus Greater Asia ex Japan Opportunities Fund, Virtus Greater European Opportunities Fund, Virtus International Real Estate Securities Fund, Virtus Market Neutral Fund and Virtus Senior Floating Rate Fund effective as of June 30, 2010, filed via EDGAR with Post-Effective Amendment No. 44 (File No. 033-65137) on January 27, 2011 and incorporated herein by reference.

h.14.	Twelfth Amendment to Amended and Restated Expense Limitation Agreement between Registrant and VIA on behalf of Virtus Alternatives Diversifier Fund, Virtus Bond Fund, Virtus CA Tax-Exempt Bond Fund, Virtus Global Real Estate Securities Fund, Virtus Greater Asia ex Japan Opportunities Fund, Virtus Greater European Opportunities Fund, Virtus International Real Estate Securities Fund, Virtus Market Neutral Fund and Virtus Senior Floating Rate Fund effective as of March 15, 2011, filed via EDGAR with Post-Effective Amendment No. 51 (File No. 033-65137) on January 27, 2012 and incorporated herein by reference.

h.15.	Fifth Amendment to Amended and Restated Administration Agreement among Registrant and VP Distributors, Inc. dated March 15, 2011, filed via EDGAR with Post-Effective Amendment No. 51 (File No. 033-65137) on January 27, 2012 and incorporated herein by reference.

i.1.	Opinion and consent of Morris, Nichols, Arsht & Tunnell, filed via EDGAR with Pre-Effective Amendment No. 2 (File No. 033-65137) on February 29, 1996 and incorporated herein by reference.

i.2.	Opinion of Counsel as to legality of shares dated September 29, 2009, filed via EDGAR with Post-Effective No. 34 (File No. 033-65137) on October 1, 2009 and incorporated herein by reference.

i.3	Opinion of Counsel as to legality of shares dated August 8, 2012, filed via EDGAR with Post-Effective Amendment No. 54 (File No. 033-65137) on August 8, 2012.

j.	Consent of Independent Registered Public Accounting Firm, filed via EDGAR herewith.

k.	None.

l.	Share Purchase Agreement (the “Share Purchase Agreement”) between Registrant and GMG/Seneca Capital Management, L.P., filed via EDGAR with Pre-Effective Amendment No. 2 (File No. 033-65137) on February 29, 1996 and incorporated herein by reference.

m.1.	Class A Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the Investment Company Act of 1940 effective March 1, 2007, filed via EDGAR with Post-Effective Amendment No. 25 (File No. 033-65137) on June 27, 2007 and incorporated herein by reference.

m.2.	Class B Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the Investment Company Act of 1940 effective March 1, 2007, filed via EDGAR with Post-Effective Amendment No. 25 (File No. 033-65137) on June 27, 2007 and incorporated herein by reference.

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m.3.	Class C Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the Investment Company Act of 1940 effective March 1, 2007, filed via EDGAR with Post-Effective Amendment No. 25 (File No. 033-65137) on June 27, 2007 and incorporated herein by reference.

m.4.	Amendment to Class A Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the Investment Company Act of 1940, effective June 27, 2007, filed via EDGAR with Post-Effective Amendment No. 27 (File No. 033-65137) on September 24, 2007 and incorporated herein by reference.

m.5.	Amendment to Class B Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the Investment Company Act of 1940, effective June 27, 2007, filed via EDGAR with Post-Effective Amendment No. 27 (File No. 033-65137) on September 24, 2007 and incorporated herein by reference.

m.6.	Amendment to Class C Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the Investment Company Act of 1940, effective June 27, 2007, filed via EDGAR with Post-Effective Amendment No. 27 (File No. 033-65137) on September 24, 2007 and incorporated herein by reference.

m.7.	Class T Shares Distribution Plan Pursuant to Rule 12b-1 under the Investment Company Act of 1940, effective June 27, 2007, filed via EDGAR with Post-Effective Amendment No. 27 (File No. 033-65137) on September 24, 2007 and incorporated herein by reference.

m.8.	Amendment No. 2 to Class A Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the Investment Company Act of 1940 effective September 24, 2007, filed via EDGAR with Post-Effective Amendment No. 29 (File No. 033-65137) on January 28, 2008 and incorporated herein by reference.

m.9.	Amendment No. 2 to Class B Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the Investment Company Act of 1940 effective September 24, 2007, filed via EDGAR with Post-Effective Amendment No. 29 (File No. 033-65137) on January 28, 2008 and incorporated herein by reference.

m.10.	Amendment No. 2 to Class C Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the Investment Company Act of 1940 effective September 24, 2007, filed via EDGAR with Post-Effective Amendment No. 29 (File No. 033-65137) on January 28, 2008 and incorporated herein by reference.

m.11.	Amendment No. 3 to Class A Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the Investment Company Act of 1940 effective October 1, 2007, filed via EDGAR with Post-Effective Amendment No. 29 (File No. 033-65137) on January 28, 2008 and incorporated herein by reference.

m.12.	Amendment No. 3 to Class C Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the Investment Company Act of 1940 effective October 1, 2007, filed via EDGAR with Post-Effective Amendment No. 29 (File No. 033-65137) on January 28, 2008 and incorporated herein by reference.

m.13.	Amendment No. 4 to Class A Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the Investment Company Act of 1940 effective January 31, 2008, filed via EDGAR with Post-Effective Amendment No. 29 (File No. 033-65137) on January 28, 2008 and incorporated herein by reference.

m.14.	Amendment No. 4 to Class C Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the Investment Company Act of 1940 effective January 31, 2008, filed via EDGAR with Post-Effective Amendment No. 29 (File No. 033-65137) on January 28, 2008 and incorporated herein by reference.

m.15.	Amendment No. 5 to Class A Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the Investment Company Act of 1940 effective March 2, 2009, filed via EDGAR with Post-Effective No. 34 (File No. 033-65137) on October 1, 2009 and incorporated herein by reference.

m.16.	Amendment No. 6 to Class A Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the Investment Company Act of 1940 effective April 21, 2009, filed via EDGAR with Post-Effective No. 34 (File No. 033-65137) on October 1, 2009 and incorporated herein by reference.

m.17.	Amendment No. 5 to Class C Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the Investment Company Act of 1940 effective March 2, 2009, filed via EDGAR with Post-Effective No. 34 (File No. 033-65137) on October 1, 2009 and incorporated herein by reference.

m.18.	Amendment No. 6 to Class C Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the Investment Company Act of 1940 effective April 21, 2009, filed via EDGAR with Post-Effective No. 34 (File No. 033-65137) on October 1, 2009 and incorporated herein by reference.

m.19.	Amendment No. 7 to Class A Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the Investment Company Act of 1940 effective June 30, 2010, filed via EDGAR with Post-Effective Amendment No. 44 (File No. 033-65137) on January 27, 2011 and incorporated herein by reference.

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m.20.	Amendment No. 7 to Class C Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the Investment Company Act of 1940 effective June 30, 2010, filed via EDGAR with Post-Effective Amendment No. 44 (File No. 033-65137) on January 27, 2011 and incorporated herein by reference.

m.21.	Amendment No. 8 to Class A Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the Investment Company Act of 1940 effective September 14, 2010, filed via EDGAR with Post-Effective Amendment No. 44 (File No. 033-65137) on January 27, 2011 and incorporated herein by reference.

m.22.	Amendment No. 8 to Class C Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the Investment Company Act of 1940 effective September 14, 2010, filed via EDGAR with Post-Effective Amendment No. 44 (File No. 033-65137) on January 27, 2011 and incorporated herein by reference.

m.23.	Amendment No. 9 to Class A Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the Investment Company Act of 1940 effective March 15, 2011, filed via EDGAR with Post-Effective Amendment No. 51 (File No. 033-65137) on January 27, 2012 and incorporated herein by reference.

m.24.	Amendment No. 9 to Class C Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the Investment Company Act of 1940 effective March 15, 2011, filed via EDGAR with Post-Effective Amendment No. 51 (File No. 033-65137) on January 27, 2012 and incorporated herein by reference.

n.1.	Amended and Restated Plan Pursuant to Rule 18f-3 under the Investment Company Act of 1940, effective as of August 19, 2009, filed via EDGAR with Post-Effective No. 34 (File No. 033-65137) on October 1, 2009 and incorporated herein by reference.

n.2.	First Amendment to Amended and Restated Plan Pursuant to Rule 18f-3 under the Investment Company Act of 1940, effective as of June 30, 2010, filed via EDGAR with Post-Effective Amendment No. 44 (File No. 033-65137) on January 27, 2011 and incorporated herein by reference.

n.3.	Second Amendment to Amended and Restated Plan Pursuant to Rule 18f-3 under the Investment Company Act of 1940, effective as of September 14, 2010, filed via EDGAR with Post-Effective Amendment No. 44 (File No. 033-65137) on January 27, 2011 and incorporated herein by reference.

n.4.	Third Amendment to Amended and Restated Plan Pursuant to Rule 18f-3 under the Investment Company Act of 1940, effective as of March 15, 2011, filed via EDGAR with Post-Effective Amendment No. 51 (File No. 033-65137) on January 27, 2012 and incorporated herein by reference.

o.	Reserved.

p.1.	Amended and Restated Codes of Ethics of the Virtus Mutual Funds and the Distributor (VP Distributors) dated November 2008, filed via EDGAR with Post-Effective No. 34 (File No. 033-65137) on October 1, 2009 and incorporated herein by reference.

p.2.	Amended and Restated Code of Ethics of Euclid, Duff & Phelps, Newfleet, Virtus Alternative Investment Advisers, Inc., VIA and VP Distributors dated August 15, 2011, filed via EDGAR with Post-Effective Amendment No. 51 (File No. 033-65137) on January 27, 2012 and incorporated herein by reference.

p.3.	Standards of Business Conduct and Code of Ethics for Investment and Mutual Fund Personnel of Subadviser (Harris), amended as of January 3, 2007, filed via EDGAR with Post-Effective Amendment No. 51 (File No. 033-65137) on January 27, 2012 and incorporated herein by reference.

p.4.	Code of Conduct of Subadviser (TBCAM), dated July 2007, filed via EDGAR with Post-Effective Amendment No. 29 (File No. 033-65137) on January 28, 2008 and incorporated herein by reference.

p.5.	Code of Ethics of Subadviser (Vontobel) dated April 23, 2008, filed via EDGAR with Post-Effective Amendment No. 32 (File No. 033-65137) on January 28, 2009 and incorporated herein by reference.

p.6.	Code of Ethics of Subadviser F-Squared Investments, Inc. and F-Squared Institutional Advisors, LLC (“F-Squared”), dated December 31, 2011, filed via EDGAR with Post-Effective Amendment No. 51 (File No. 033-65137) on January 27, 2012 and incorporated herein by reference.

p.7.	Code of Ethics of Subadviser Pyrford International Ltd. (“Pyrford”), filed via EDGAR with Post-Effective Amendment No. 51 (File No. 033-65137) on January 27, 2012 and incorporated herein by reference.

q.	Power of Attorney for all Trustees, dated February 28, 2008, filed via EDGAR with Post-Effective Amendment No. 32 (File No. 033-65137) on January 28, 2009 and incorporated herein by reference.

*	Filed herewith

Item 29.	Persons Controlled by or Under Common Control with the Fund

None.

8

Item 30.	Indemnification

The Amended and Restated Agreement and Declaration of Trust dated March 1, 2001 and the Bylaws dated November 16, 2005 of the Registrant provide that no trustee or officer will be indemnified against any liability to which the Registrant would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties. The Amended and Restated Investment Advisory Agreement, Underwriting Agreement, Master Custodian Contract and Transfer Agency and Service Agreement each provides that the Trust will indemnify the other party (or parties, as the case may be) to the agreement for certain losses.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Act”), may be available to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of the Investment Adviser

See “Management of the Fund” in the Prospectus and “Services of the Adviser and Subadviser” and “Management of the Trust” in the Statement of Additional Information which is included in this Post-Effective Amendment. For information as to the business, profession, vocation or employment of a substantial nature of directors and officers of the Adviser and Subadvisers, reference is made to the Adviser’s and Subadviser’s current Form ADV (VIA: SEC File No. 801-5995; Duff & Phelps: SEC File No. 801-14813; Euclid: SEC File No. 801-54263; F-Squared Investments: SEC File No. 801-69937; F-Squared Institutional: SEC File No. 801-71753; Harris: SEC File No. 801-35533; Herzfeld: SEC File No. 801-20866; Horizon: SEC File No. 801-47515; Kayne: SEC File No. 801-24241; KBI: SEC File No. 801-60558; Newfleet (f/k/a SCM Advisors): SEC File No. 801-51559; Vontobel: SEC File No. 801-21953; and Pyrford: SEC File No. 801-34270) filed under the Investment Advisers Act of 1940, and incorporated herein by reference.

Item 32.	Principal Underwriter

VP Distributors serves as the principal underwriter for the following registrants:

Virtus Equity Trust, Virtus Insight Trust, and Virtus Opportunities Trust.

(b)	Directors and executive officers of VP Distributors are as follows:

Name and Principal Business Address	Positions and Offices with Distributor	Positions and Offices with Registrant

George R. Aylward 100 Pearl Street Hartford, CT 06103	Director and Executive Vice President	Trustee and President

Kevin J. Carr 100 Pearl Street Hartford, CT 06103	Vice President, Counsel and Secretary	Vice President, Counsel, Chief Legal Officer and Secretary

Nancy J. Engberg 100 Pearl Street Hartford, CT 06103	Vice President and Assistant Secretary	Vice President and Chief Compliance Officer

David G. Hanley 100 Pearl Street Hartford, CT 06103	Vice President and Treasurer	None

David C. Martin 100 Pearl Street Hartford, CT 06103	Vice President and Chief Compliance Officer	None

Jeffrey T. Cerutti 100 Pearl Street Hartford, CT 06103	Director and President	None

9

Name and Principal Business Address	Positions and Offices with Distributor	Positions and Offices with Registrant

Francis G. Waltman 100 Pearl Street Hartford, CT 06103	Director	Senior Vice President

(c)	To the best of the Registrant’s knowledge, no commissions or other compensation was received by any principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such affiliated person, directly or indirectly, from the Registrant during the Registrant’s last fiscal year.

Item 33.	Location of Accounts and Records

Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder include:

Secretary of the Trust:

Kevin J. Carr, Esq.

100 Pearl Street

Hartford, CT 06103

Investment Adviser:

Virtus Investment Advisers, Inc.

100 Pearl Street

Hartford, CT 06103

Subadviser for Global Infrastructure Fund, Global Real Estate Securities Fund, International Real Estate Securities Fund and Real Estate Securities Fund:

Duff & Phelps Investment Management Co.

200 South Wacker Drive, Suite 500

Chicago, IL 60606

Subadviser to: Alternatives Diversifier Fund, AlphaSector Rotation Fund, AlphaSector Allocation Fund, Allocator Premium AlphaSector Fund, Global Premium AlphaSector Fund, and Premium AlphaSector Fund

Euclid Advisors, LLC

100 Pearl Street

Hartford, CT 06103

Subadviser to Allocator Premium AlphaSector Fund, Global Premium AlphaSector Fund and Premium AlphaSector Fund:

F-Squared Institutional Advisors, LLC

2221 Washington Street, Suite 201

Newton, MA 02462

Subadviser to AlphaSector Rotation Fund:

F-Squared Investments, Inc.

2221 Washington Street, Suite 201

Newton, MA 02462

Subadviser to: Global Commodities Stock Fund

BMO Asset Management Corp.

190 South LaSalle Street, 4th Floor

Chicago, IL 60603

Subadviser to Herzfeld Fund:

Thomas J. Herzfeld Advisors, Inc.

119 Washington Street, Suite 504

Miami, FL 33139

10

Subadviser to Wealth Masters Fund:

Horizon Asset Management LLC

470 Park Avenue South

New York, NY 10016

Subadviser to International Small-Cap Fund:

Kayne Anderson Rudnick Investment Management, LLC

1800 Avenue of the Stars, 2nd Floor

Los Angeles, CA 90067

Subadviser to Emerging Markets Equity Income Fund:

Kleinwort Benson Investors International, Ltd.

One Rockefeller Plaza, 32nd Floor

New York, NY 10020

Subadviser to: Emerging Markets Debt Fund, Multi-Sector Fixed Income Fund, Multi-Sector Short Term Bond Fund, Senior Floating Rate Fund, CA Tax-Exempt Bond Fund and High Yield Fund

Newfleet Asset Management, LLC

100 Pearl Street

Hartford, CT 06103

11

Subadviser to: Bond Fund

Newfleet Asset Management, LLC

909 Montgomery Street, Fifth Floor

San Francisco, CA 94133

Subadviser to International Equity Fund:

Pyrford International Ltd.

79 Grosvenor Street

London

W1K 3JU

United Kingdom

Subadviser to Foreign Opportunities Fund, Global Opportunities Fund, Greater Asia ex Japan Opportunities Fund and Greater European Opportunities Fund:

Vontobel Asset Management, Inc.

1540 Broadway, 38th Floor

New York, NY 10036

Principal Underwriter, Administrator and Transfer Agent:

VP Distributors, LLC

100 Pearl Street

Hartford, CT 06103

Custodian and Dividend Dispersing Agent:

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Fund Accountant and Subadministrator:

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Item 34.	Management Services

None.

Item 35.	Undertakings

None.

12

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Hartford and the State of Connecticut on the 28th day of August, 2012.

VIRTUS OPPORTUNITIES TRUST

By:	/s/ GEORGE R. AYLWARD
George R. Aylward
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the registration statement has been signed below by the following persons in the capacities indicated on the 28th day of August, 2012.

Signature	Title

/s/ GEORGE R. AYLWARD George R. Aylward	Trustee and President (principal executive officer)

/s/ W. PATRICK BRADLEY W. Patrick Bradley	Senior Vice President, Chief Financial Officer and Treasurer (principal financial and accounting officer)

/s/ LEROY KEITH, JR. Leroy Keith, Jr.*	Trustee

/s/ PHILIP R. MCLOUGHLIN Philip R. McLoughlin*	Trustee and Chairman

/s/ GERALDINE M. MCNAMARA Geraldine M. McNamara*	Trustee

/s/ JAMES M. OATES James M. Oates*	Trustee

/s/ RICHARD E. SEGERSON Richard E. Segerson*	Trustee

/s/ FERDINAND L.J. VERDONCK Ferdinand L.J. Verdonck*	Trustee

*By	GEORGE R. AYLWARD
*George R. Aylward, Attorney-in-Fact, pursuant to a power of attorney